IN THE UNITED STATES BANKRUPTCY COURT FOR THE DISTRICT OF DELAWARE In re: Hartman SPE, LLC,1 Debtor. Chapter 11 Case No. 23-11452 (MFW) Related to Docket No. 639 FINDINGS OF FACT, CONCLUSIONS OF LAW, AND ORDER APPROVING ON A FINAL BASIS AND CONFIRMING THE SECOND AMENDED COMBINED DISCLOSURE STATEMENT AND CHAPTER 11 PLAN OF REORGANIZATION OF HARTMAN SPE, LLC Recitals A. On September 13, 2023 (the “Petition Date”), Hartman SPE, LLC, the debtor and debtor-in-possession in the above-captioned case (the “Debtor”), commenced this chapter 11 case (the “Chapter 11 Case”) by filing a voluntary petition for relief under chapter 11 of title 11 of the United States Code (the “Bankruptcy Code”). B. On December 29, 2023, the Debtor filed, among other pleadings, the (i) Combined Disclosure Statement and Plan of Reorganization of Hartman SPE, LLC [Docket No. 372] (as revised by Docket Nos. 431, 451, 626, and as may be further amended, supplemented, or otherwise modified from time to time, the “Combined Disclosure Statement and Plan”),2 and (ii) Motion of Debtor for an Order (I) Approving the Adequacy of the Disclosures in the Combined Disclosure Statement and Plan on an Interim Basis, (II) Scheduling the Confirmation Hearing and Deadline for Filing Objections, (III) Approving Notice and Objection Procedures for the Assumption and 1 The Debtor in this chapter 11 case, along with the last four digits of the Debtor’s federal tax identification number, is Hartman SPE, LLC (7400). The Debtor’s principal place of business and service address is 2909 Hillcroft, Suite 420, Houston, TX 77057. Copies of pleadings may be obtained from the website of the United States Bankruptcy Court for the District of Delaware www.deb.uscourts.gov or from the Debtor’s Claim Agent’s website https://dm.epiq11.com/HartmanSPE. 2 A copy of the confirmed Combined Disclosure Statement and Plan is attached hereto as Exhibit A. Capitalized terms used and not otherwise defined herein shall have the meanings ascribed to them in the Combined Disclosure Statement and Plan. Case 23-11452-MFW Doc 645 Filed 02/26/24 Page 1 of 40

2 Assignment of Executory Contracts and Unexpired Leases, (IV) Approving the Notice Provisions, and (V) Granting Related Relief [Docket No. 373] (the “Confirmation Procedures Motion”). C. On January 9, 2024, the Bankruptcy Court entered an Order granting the relief sought in the Confirmation Procedures Motion [Docket No. 436] (the “Confirmation Procedures Order”). Pursuant to the Confirmation Procedures Order, the Bankruptcy Court established: (i) January 29, 2024, as the deadline for the Debtor to file the Plan Supplement; (ii) January 31, 2024, as the deadline for filing objections to the (a) Combined Disclosure Statement and Plan and (b) assumption and assignment or rejection of Executory Contracts and Unexpired Leases, including objections to Cure and adequate assurance of future performance (the “Objection Deadline”); (iii) February 5, 2024, as the deadline for the Debtor to file its (a) confirmation brief and other evidence in support of the Combined Disclosure Statement and Plan, and (b) consolidated reply to objections; and (iv) February 7, 2024, at 11:30 a.m. (Eastern Time) as the hearing date to consider final approval and confirmation of the Combined Disclosure Statement and Plan (the “Confirmation Hearing”). D. In accordance with the Confirmation Procedures Order, on January 10, 2024, the Debtor served a notice (the “Confirmation Hearing Notice”) of, among other things, (i) the date of the commencement of the Chapter 11 Case; (ii) the date, time, and place of the Confirmation Hearing; (iii) the deadline and procedures for filing objections to the Combined Disclosure Statement and Plan; (iv) instructions for obtaining copies of the Combined Disclosure Statement and Plan; and (v) procedures with respect to the assumption and assignment or rejection of Executory Contracts and Unexpired Leases and the deadline for filing objections with respect thereto upon (i) all parties filing a notice of appearance and request for service pursuant to Rule 2002 of the Federal Rules of Bankruptcy Procedure (the “Bankruptcy Rules”); (ii) counsel to the Case 23-11452-MFW Doc 645 Filed 02/26/24 Page 2 of 40

3 Committee; (iii) the U.S. Trustee; (iv) state and local taxing authorities for jurisdictions in which the Debtor conducts business; (v) the Internal Revenue Service; (vi) all creditors listed on the Debtor’s Schedules or who have filed a proof of claim; (i) Interest Holders; and (viii) the creditors’ matrix established in this Chapter 11 Case (to the extent service was not be duplicative of items (i) – (vii) (collectively the “Notice Parties”). See Certificate of Service [Docket No. 500]. E. In addition, in accordance with the Confirmation Procedures Order, the Debtor served a copy of a notice (the “Assumption and Assignment Notice”) on all counterparties to the Debtor’s Executory Contracts and Unexpired Leases on January 10, 2024. See Certificate of Service [Docket No. 500]. The Debtor filed and served supplements to its Assumption and Assignment Notice on February 9, 2024 [Docket No. 595] and February 13, 2024 [Docket No. 601]. See Certificates of Service [Docket Nos. 615 and 612]. F. On February 6, 2024, the Bankruptcy Court entered an Order revising the confirmation timeline [Docket. No. 579], extending the deadline for the Debtor to file the Plan Supplement to February 15, 2024 and the deadline for parties to file objections based on the Plan Supplement to February 19, 2024. The Confirmation Hearing was reset to February 23, 2024 at 2:00 p.m. (Eastern time). The Notice of (I) Rescheduled Hearing on Final Approval and Confirmation of the Combined Disclosure Statement and Plan of Reorganization of Hartman SPE, LLC; and (II) Related Deadlines [Docket No. 580] was served to the Notice Parties on February 6, 2024. See Certificate of Service [Docket Nos. 613 and 614]. G. On February 15, 2024, the Debtor filed the Plan Supplement [Docket No. 607], consisting of (i) the Schedule of Rejected Executory Contracts and Unexpired Leases, (ii) the financial projections demonstrating the feasibility of the Combined Disclosure Statement and Plan, Case 23-11452-MFW Doc 645 Filed 02/26/24 Page 3 of 40

4 and (iii) the Exit Facility Documents. The Plan Supplement was served on the Debtor’s 2002 notice list on February 15, 2024. See Certificate of Service [Docket No. 617]. H. On February 21, 2024, the Debtor files its First Amended Combined Disclosure Statement and Plan of Reorganization of Hartman SPE, LLC [Docket No. 626]. I. The following objections to final approval and confirmation of the Combined Disclosure Statement and Plan (the “Objections”) were filed: a. Letter sent on behalf of Mrs. Kay L. Brumbalow [Docket No. 541]; and b. Letter sent on behalf of Mrs. Pamela A. Boyd Roberts [Docket No. 540]. J. No objections to the Debtor’s proposed assumption, assumption and assignment or rejection of Executory Contracts and Unexpired Leases were filed. K. On February 21, 2024, the Debtor filed the (i) Debtor’s Memorandum of in Support of an Order Approving Disclosures on a Final Basis and Confirming the Combined Disclosure Statement and Plan of Reorganization of Hartman SPE, LLC [Docket No. 629] (the “Confirmation Brief”), (ii) the proposed confirmation order [Docket No. 630], (iii) the Declaration of David Wheeler in Support of Final Approval and Confirmation of the Combined Disclosure Statement and Plan of Reorganization of Hartman SPE, LLC [Docket No. 627] (the “Wheeler Declaration”) and (iv) the Declaration of Louis Fox in Support of Final Approval and Confirmation of the Combined Disclosure Statement and Plan of Reorganization of Hartman SPE, LLC [Docket No. 628] (the “Fox Declaration”) and collectively with the Confirmation Brief and the proposed confirmation order, the “Confirmation Submissions”). L. At the Confirmation Hearing, the Bankruptcy Court considered the Confirmation Submissions and the additional materials submitted into evidence at the Confirmation Hearing and heard the arguments of counsel supporting confirmation of the Combined Disclosure Statement and Plan. Case 23-11452-MFW Doc 645 Filed 02/26/24 Page 4 of 40

5 WHEREFORE, the Bankruptcy Court having reviewed the Combined Disclosure Statement and Plan, the Objections (if any), and the Confirmation Submissions; the Bankruptcy Court having heard statements of counsel in support of approval of the adequacy of the information contained in the Combined Disclosure Statement and Plan and confirmation of the Combined Disclosure Statement and Plan at the Confirmation Hearing; the Bankruptcy Court having considered all testimony presented and evidence submitted by affidavits, declarations or otherwise at the Confirmation Hearing; the Bankruptcy Court having taken judicial notice of the papers and pleadings on file in this Chapter 11 Case; it appearing to this Bankruptcy Court that (i) notice of the Confirmation Hearing and the opportunity of all parties-in-interest to object to the approval of the adequacy of the information contained in the Combined Disclosure Statement and Plan and confirmation of the Combined Disclosure Statement and Plan were adequate and appropriate as to all parties to be affected by the Combined Disclosure Statement and Plan and the transactions contemplated thereby and (ii) the legal and factual bases set forth in the Confirmation Submissions and presented at the Confirmation Hearing establish just cause for the relief granted herein; and after due deliberation thereon and good cause appearing therefor, this Bankruptcy Court hereby makes and issues the following Findings of Fact and Conclusions of Law: Findings of Fact and Conclusions of Law 1. Exclusive Jurisdiction; Venue; Core Proceeding (28 U.S.C. §§ 157, 1334(a), 1408, and 1409). This Bankruptcy Court has jurisdiction over this Chapter 11 Case pursuant to 28 U.S.C. §§ 157 and 1334. Final approval and confirmation of the Combined Disclosure Statement and Plan is a core proceeding under 28 U.S.C. § 157(b)(2) and the Bankruptcy Court has exclusive jurisdiction to approve the Combined Disclosure Statement and Plan on a final basis and determine whether the Combined Disclosure Statement and Plan complies with the applicable provisions of the Bankruptcy Code and should be confirmed. Venue is proper before the Bankruptcy Court Case 23-11452-MFW Doc 645 Filed 02/26/24 Page 5 of 40

6 pursuant to 28 U.S.C. §§ 1408 and 1409. Venue in the District of Delaware was proper as of the Petition Date and continues to be proper. 2. Judicial Notice. The Bankruptcy Court takes judicial notice of the docket of this Chapter 11 Case maintained by the Clerk of this Court or its duly appointed agent, including, without limitation, all pleadings and other documents filed, all orders entered, and all evidence and arguments made, proffered or adduced at the hearings held before the Bankruptcy Court during the pendency of this Chapter 11 Case. 3. Disclosures in Combined Disclosure Statement and Plan. The Combined Disclosure Statement and Plan contains adequate information in accordance with section 1125 of the Bankruptcy Code. 4. No Need for Solicitation of Votes. All Classes of Claims and Interests are Unimpaired under the Combined Disclosure Statement and Plan and thus are conclusively deemed to have accepted the Combined Disclosure Statement and Plan pursuant to section 1126(f) of the Bankruptcy Code. Therefore, the Debtor was not required to solicit acceptances of the Combined Disclosure Statement and Plan from Holders of any Claims or Interests. 5. Transmittal and Mailing of Materials, Notice. Proper and sufficient notice of the Confirmation Hearing and the other dates described in the Confirmation Procedures Order was given in compliance with the Bankruptcy Code, the Bankruptcy Rules, and the Confirmation Procedures Order, and no other or further notice is or shall be required. 6. Burden of Proof. The Debtor, as proponent of the Combined Disclosure Statement and Plan, has met its burden of proving the elements of sections 1129(a) of the Bankruptcy Code by a preponderance of the evidence. Case 23-11452-MFW Doc 645 Filed 02/26/24 Page 6 of 40

7 7. Combined Disclosure Statement and Plan Compliance with the Applicable Provisions of the Bankruptcy Code (11 U.S.C. § 1129(a)(1)). As set forth below, the Combined Disclosure Statement and Plan complies with the applicable provisions of the Bankruptcy Code, thereby satisfying section 1129(a)(1) of the Bankruptcy Code. 8. Proper Classification of Claims and Interests (11 U.S.C. §§ 1122 and 1123(a)(1)). In addition to all Claims against the Debtor for costs and expenses of administration under section 503(b)(1) or 507(b) of the Bankruptcy Code, including for Administrative Claims and all Priority Tax Claims, neither of which need to be classified, the Combined Disclosure Statement and Plan designates four Classes of Claims and one Class of Interests. The Claims or Interests placed in each Class are substantially similar to other Claims or Interests, as the case may be, in such Class. Valid business, factual and legal reasons exist for separately classifying the various Classes of Claims and Interests created under the Combined Disclosure Statement and Plan, and such Classes do not unfairly discriminate among Holders of Claims or Interests. Thus, the Combined Disclosure Statement and Plan satisfies sections 1122 and 1123(a)(1) of the Bankruptcy Code. 9. Specification of Unimpaired Classes (11 U.S.C. § 1123(a)(2)). The Combined Disclosure Statement and Plan specifies that all Classes of Claims and Interests are Unimpaired under the Combined Disclosure Statement and Plan and thereby satisfies section 1123(a)(2) of the Bankruptcy Code. 10. Specification of Treatment of Impaired Classes (11 U.S.C. § 1123(a)(3)). No Classes of Claims or Interests are Impaired under the Combined Disclosure Statement and Plan. Having no applicability to the Combined Disclosure Statement and Plan, it follows that the requirements of section 1123(a)(3) of the Bankruptcy Code have been met. Case 23-11452-MFW Doc 645 Filed 02/26/24 Page 7 of 40

8 11. Equal Treatment Within Classes 11 U.S.C. § 1123(a)(4). Article VI of the Combined Disclosure Statement and Plan provides equal treatment for each Claim or Interest within a particular Class. Consequently, the Combined Disclosure Statement and Plan complies with section 1123(a)(4) of the Bankruptcy Code. 12. Effective Date. Notwithstanding anything to the contrary in the Combined Disclosure Statement and Plan, including, without limitation, Article XII thereof, if the Effective Date does not occur prior to thirty (30) days after entry of this Confirmation Order (or as otherwise agreed to in writing by the Debtor, KeyBank, and the Committee) the Combined Disclosure Statement and Plan shall be deemed to null and void in all respects, and Article XII.C. of the Combined Disclosure Statement and Plan shall apply as if the Effective Date had not occurred as set forth therein. 13. Implementation of Combined Disclosure Statement and Plan (11 U.S.C. § 1123(a)(5)). The Combined Disclosure Statement and Plan contains adequate means for its implementation, thereby satisfying 1123(a)(5) of the Bankruptcy Code. 14. Issuance of Nonvoting Equity Securities (11 U.S.C. § 1123(a)(6)). The Combined Disclosure Statement and Plan does not contain any provisions for the issuance of new equity securities to creditors or otherwise and the Debtor’s Interest holders will retain their Interests under the Combined Disclosure Statement and Plan. Having no applicability to the Combined Disclosure Statement and Plan, it follows that the requirements of section 1123(a)(6) of the Bankruptcy Code have been met. 15. Selection of Post-Confirmation Directors and Officers (11 U.S.C. § 1123(a)(7)). The Combined Disclosure Statement and Plan does not contain any provisions with respect to the manner of selection of any officer, director or trustee under the Combined Disclosure Statement Case 23-11452-MFW Doc 645 Filed 02/26/24 Page 8 of 40

9 and Plan or any successor to such officer, director, or trustee. Article VIII.L of the Combined Disclosure Statement and Plan provides that the Reorganized Debtor will continue to be manager- managed by Hartman SPE Management, LLC and lists the officers of Hartman SPE Management, LLC. Silver Star Borrower will also be managed by Hartman SPE Management, LLC. Having no applicability to the Combined Disclosure Statement and Plan, the requirements of section 1123(a)(7) of the Bankruptcy Code have been met. 16. Providing for Payment to Creditors (11 U.S.C. § 1123(a)(8)). The Debtor is a Delaware LLC. Having no applicability to the Combined Disclosure Statement and Plan, it follows that the requirements of section 1123(a)(8) of the Bankruptcy Code have been met. 17. Impaired and Unimpaired Classes (11 U.S.C. Section § 1123(b)(1)). The Combined Disclosure Statement and Plan specifies that all Classes of Claims and Interests are Unimpaired under the Combined Disclosure Statement and Plan and is thereby consistent with section 1123(b)(1) of the Bankruptcy Code. 18. Assumption or Rejection of Executory Contracts and Unexpired Leases (11 U.S.C. § 1123(b)(2)). Article IX of the Combined Disclosure Statement and Plan provides that, except as otherwise set forth in the Combined Disclosure Statement and Plan, each Executory Contract and Unexpired Lease is deemed assumed by the Debtor and, with the exception of the Management Agreement, assigned to Silver Star CRE, LLC (the “Silver Star Borrower”) in accordance with the provisions and requirements of sections 365 and 1123 of the Bankruptcy Code as of the Effective Date, unless such Executory Contract or Unexpired Lease (i) is identified on the Schedule of Rejected Executory Contracts and Unexpired Leases; (ii) was assumed or rejected previously by the Debtor; (iii) expired or terminated pursuant to its own terms before the Effective Date; (iv) is the subject of a motion to reject pending on the Confirmation Date; or (v) is the subject Case 23-11452-MFW Doc 645 Filed 02/26/24 Page 9 of 40

10 of a motion pending on the Confirmation Date to reject an Executory Contract or Unexpired Lease pursuant to which the requested effective date of such rejection is after the Effective Date. These provisions of the Combined Disclosure Statement and Plan are permitted by section 1123(b)(2) of the Bankruptcy Code. 19. Settlement or Adjustment of Claims or Interests (11 U.S.C. § 1123(b)(3)). Article XI.H of the Combined Disclosure Statement and Plan provides that, in accordance with section 1123(b)(3) of the Bankruptcy Code, the Reorganized Debtor will retain and may (but is not required to) enforce all Causes of Action. Upon the later to occur of the Effective Date or funding of the Class 4 Reserve, the Reorganized Debtor, in its sole and absolute discretion, shall have the right to bring, settle, release, compromise, or enforce all retained Causes of Action not specifically released under the Combined Disclosure Statement and Plan (or decline to do any of the foregoing), without further approval of the Bankruptcy Court. These provisions of the Combined Disclosure Statement and Plan are permitted by section 1123(b)(3) of the Bankruptcy Code. 20. Other Permissive Provisions (11 U.S.C. Section § 1123(b)). In accordance with section 1123(b)(6) of the Bankruptcy Code, the Plan includes additional appropriate provisions, including, without limitation, certain release, injunction, exculpation, and discharge provisions, and the retention of jurisdiction of the Court, that are not inconsistent with applicable provisions of the Bankruptcy Code. 21. Bankruptcy Rule 3016. The Combined Disclosure Statement and Plan is dated and identifies the entity submitting it, thereby satisfying Bankruptcy Rule 3016(a). The filing of both the Combined Disclosure Statement and Plan and the Wheeler Declaration with the Clerk of this Court satisfies Bankruptcy Rule 3016(b). Case 23-11452-MFW Doc 645 Filed 02/26/24 Page 10 of 40

11 22. Bankruptcy Rule 3017. The Debtor has given proper and sufficient notice of the hearing to approve the adequacy of information contained in the Disclosure Statement as required by the Confirmation Procedures Order. The Debtor has also given proper and sufficient notice of the Confirmation Hearing as required by Bankruptcy Rule 3017(d), as modified by the Confirmation Procedures Order. Given that solicitation of acceptances of the Combined Disclosure Statement and Plan was not necessary, Bankruptcy Rule 3017(e) is not applicable. Having no applicability to the Combined Disclosure Statement and Plan, it follows that the requirements of Bankruptcy Rule 3017(e) have been met. 23. Bankruptcy Rule 3018. No Claims are Impaired under the Combined Disclosure Statement and Plan, and all Classes are deemed to accept the Combined Disclosure Statement and Plan. Therefore, no solicitation of acceptances or rejections was necessary, and Bankruptcy Rules 3018(a) and 3018(b) are not applicable. Having no applicability to the Combined Disclosure Statement and Plan, it follows that the requirements of Bankruptcy Rule 3018 have been met. 24. Debtor’s Compliance with the Applicable Provisions of the Bankruptcy Code (11 U.S.C. § 1129(a)(2)). The Debtor has complied with the applicable provisions of the Bankruptcy Code, thereby satisfying section 1129(a)(2) of the Bankruptcy Code. Specifically: (i) the Debtor is eligible to be a debtor under section 109 of the Bankruptcy Code and is a proper proponent of the Combined Disclosure Statement and Plan under section 1121(a) of the Bankruptcy Code; (ii) the Debtor has complied with the applicable provisions of the Bankruptcy Code, except as otherwise provided or permitted by orders of the Bankruptcy Court; and (iii) because all Classes of Claims and Interests are Unimpaired under the Combined Disclosure Statement and Plan, and therefore deemed to accept the Combined Disclosure Statement and Plan and not entitled to vote, Case 23-11452-MFW Doc 645 Filed 02/26/24 Page 11 of 40

12 the solicitation requirements of sections 1125 and 1126 of the Bankruptcy Code do not apply to the Debtor. 25. Combined Disclosure Statement and Plan Proposed in Good Faith and Not By Any Means Forbidden By Law (11 U.S.C. § 1129(a)(3)). The Debtor has proposed the Combined Disclosure Statement and Plan in good faith and not by any means forbidden by law, and filed this Chapter 11 Case with an honest belief that it was in need of reorganization and the Combined Disclosure Statement and Plan was negotiated and proposed with the intention of accomplishing a successful reorganization and emergence from chapter 11 with a business and operational structure that will allow it to satisfy its obligations with sufficient liquidity and capital resources, and for no ulterior purpose. The Combined Disclosure Statement and Plan fairly achieves a result consistent with the objectives and purposes of the Bankruptcy Code. In so finding, the Court has examined the totality of the circumstances surrounding the filing of this Chapter 11 Case, the Combined Disclosure Statement and Plan itself, and the process leading to its formulation. The Debtor’s good faith is evident from the facts and record of this Chapter 11 Case, the Combined Disclosure Statement and Plan, and the record of the Confirmation Hearing and other proceedings held in this Chapter 11 Case. 26. The Combined Disclosure Statement and Plan is the result of extensive good faith, arm’s-length negotiations, and reflects input from the principal constituencies having an interest in the Chapter 11 Case and achieves the goal of consensual reorganization embodied by the Bankruptcy Code. Further, as described in greater detail below, the Combined Disclosure Statement and Plan’s exculpation, release, and injunction provisions have been negotiated in good faith and are consistent with sections 105, 1123(b)(6), 1129, and 1142 of the Bankruptcy Code and Case 23-11452-MFW Doc 645 Filed 02/26/24 Page 12 of 40

13 applicable law in this Circuit. Accordingly, the Debtor has satisfied the requirements of section 1129(a)(3) of the Bankruptcy Code. 27. Services and Expenses — 11 U.S.C. § 1129(a)(4). Except as otherwise provided or permitted by the Combined Disclosure Statement and Plan, or by orders of this Court, any payment made or to be made by the Debtor for services or for costs and expenses in or in connection with this Chapter 11 Case, has been approved by, or is subject to the approval of, the Bankruptcy Court as reasonable. Article XIV of the Combined Disclosure Statement and Plan expressly carves out the retention of the Bankruptcy Court’s exclusive jurisdiction over all matters arising out of, and related to, the Chapter 11 Case and the Combined Disclosure Statement and Plan, including jurisdiction “to hear and determine all requests for compensation and reimbursement of expenses to the extent allowed by the Bankruptcy Court under Bankruptcy Code sections 330 or 503[.]” Accordingly, the Combined Disclosure Statement and Plan satisfies section 1129(a)(4) of the Bankruptcy Code. 28. Directors, Officers, and Insiders (11 U.S.C. § 1129(a)(5)). In compliance with section 1129(a)(5)(A)(i) of the Bankruptcy Code, Article VIII.L of the Combined Disclosure Statement and Plan provides that the Reorganized Debtor will continue to be manager-managed by Hartman SPE Management, LLC and lists Hartman SPE Management, LLC’s officers and directors. Accordingly, the Debtor has complied with section 1129(a)(5)(A)(i) of the Bankruptcy Code. The retention of the Debtor’s current manager will allow the Reorganized Debtor to benefit from the manager’s familiarity with the Debtor’s business and industry going forward in the current difficult industry climate and will also facilitate prompt distributions to creditors pursuant to the Combined Disclosure Statement and Plan. As such, Hartman SPE Management, LLC’s continued service as manager, including the manager’s retention of its current officers, is Case 23-11452-MFW Doc 645 Filed 02/26/24 Page 13 of 40

14 consistent with the interests of creditors, Interest Holders, and public policy, and thereby satisfies section 1129(a)(5)(A)(ii) of the Bankruptcy Code. Accordingly, the Debtor has complied with section 1129(a)(5)(B) of the Bankruptcy Code. 29. No Rate Changes (11 U.S.C. S 1129(a)(6)). The Combined Disclosure Statement and Plan does not provide for any changes in any rates subject to such regulatory approval. Thus, section 1129(a)(6) is not applicable in this Chapter 11 Case. Having no applicability to the Combined Disclosure Statement and Plan, it follows that the requirements of section 1129(a)(6) of the Bankruptcy Code have been met. 30. Best Interests of Creditors Test (11 U.S.C. § 1129(a)(7)). Section 1129(a)(7) of the Bankruptcy Code specifies that the liquidation analysis of the “best interests of creditors test” only applies to nonaccepting Impaired Claims or Interests. As the Combined Disclosure Statement and Plan provides that each Class of Claims and Interests is Unimpaired and thus are not entitled to vote, the “best interests of creditors test” does not apply to any Classes. Having no applicability to the Combined Disclosure Statement and Plan, it follows that the requirements of section 1129(a)(7) of the Bankruptcy Code have been met. 31. Acceptance by All Impaired Classes (11 U.S.C. § 1129(a)(8)). No class of Claims or Interests is Impaired under the Combined Disclosure Statement and Plan. Having no applicability to the Combined Disclosure Statement and Plan, it follows that the requirements of section 1129(a)(8) of the Bankruptcy Code have been met. 32. Treatment of Priority Claims (11 U.S.C. § 1129(a)(9)). In accordance with section 1129(a)(9)(A) of the Bankruptcy Code, Article V.A of the Combined Disclosure Statement and Plan provides that each Holder of an Allowed Administrative Claim will, in exchange for full and final satisfaction, settlement, release, and discharge of such Allowed Administrative Claim, Case 23-11452-MFW Doc 645 Filed 02/26/24 Page 14 of 40

15 be paid the full unpaid amount of such Allowed Administrative Claim in Cash on, or as soon thereafter as is reasonably practicable, (i) the Effective Date or, if payment is not then due, (ii) on the due date of such Allowed Administrative Claim; provided, however, that Administrative Claims incurred by the Debtor in the ordinary course of business may be paid in the ordinary course of business in accordance with such applicable terms and conditions relating thereto without further notice to or order of the Bankruptcy Court. All statutory fees payable under 28 U.S.C. § 930(a) shall be paid as such fees become due. Article VI.C of the Combined Disclosure Statement and Plan provides that each holder of an Other Priority Claim shall, in exchange for full and final satisfaction, settlement, release, and discharge of such Claim, receive the following at the option of the Debtor: (i) payment of an Allowed Other Priority Claim in full in Cash in the ordinary course of business; (ii) reinstatement of such Other Priority claim; or (iii) such other treatment rendering such Other Priority Claim Unimpaired. Additionally, the Combined Disclosure Statement and Plan satisfies the requirements of section 1129(a)(9)(C) of the Bankruptcy Code in respect of the treatment of all Priority Tax Claims against any Debtor of the kind specified in section 507(a)(8) of the Bankruptcy Code. Article V.C provides that in exchange for full and final satisfaction, settlement, release, and discharge of each Allowed Priority Tax Claim, each Holder of an Allowed Priority Tax Claim due and payable on or prior to the Effective Date shall receive the treatment set forth in section 1129(a)(9)(C) of the Bankruptcy Code. To the extent any Allowed Priority Tax Claim is not due and owing on or before the Effective Date, such Claim shall be paid in full in Cash in accordance with the terms of any agreement between the Debtor and such Holder or as may be due and payable under applicable non-bankruptcy law or in the ordinary course of business. Case 23-11452-MFW Doc 645 Filed 02/26/24 Page 15 of 40

16 33. Acceptance of At Least One Impaired Class That Is Entitled to Vote — 11 U.S.C. § 1129(a)(10). All Classes of Claims and Interests are Unimpaired under the Combined Disclosure Statement and Plan and thus are conclusively deemed to have accepted the Combined Disclosure Statement and Plan pursuant to section 1126(f) of the Bankruptcy Code. Therefore, no Holders of any of Claims or Interests are entitled to vote on the Combined Disclosure Statement and Plan. Having no applicability to the Combined Disclosure Statement and Plan, the requirements of section 1129(a)(9) of the Bankruptcy Code have been met. 34. Feasibility (11 U.S.C. § 1129(a)(11)). The Combined Disclosure Statement and Plan satisfies section 1129(a)(11) of the Bankruptcy Code because confirmation of the Combined Disclosure Statement and Plan is not likely to be followed by liquidation or the need for further financial reorganization of the Reorganized Debtor. The Combined Disclosure Statement and Plan has more than a reasonable likelihood of success. The Plan Supplement includes the Debtor’s financial projections that demonstrates that the Debtor will be able to make all payments required by the Combined Disclosure Statement and Plan from the proceeds of the Exit Facility and cash otherwise on hand. The financial projections demonstrate that the Combined Disclosure Statement and Plan as proposed is feasible and that, upon closing of the Exit Facility, the Reorganized Debtor and Silver Star Borrower will be financially viable. Thus, the Combined Disclosure Statement and Plan provides for a workable scheme of reorganization, with more than a reasonable likelihood of success, and therefore satisfies section 1129(a)(11) of the Bankruptcy Code. 35. Payment of Certain Fees (11 U.S.C. § 1129(a)(12)). Article XV.F of the Combined Disclosure Statement and Plan provides that, notwithstanding anything to the contrary contained in the Combined Disclosure Statement and Plan, all fees payable through the Effective Date pursuant to 28 U.S.C. § 1930 shall be paid on the Effective Date, or as soon as practicable Case 23-11452-MFW Doc 645 Filed 02/26/24 Page 16 of 40

17 thereafter. Thus, the Combined Disclosure Statement and Plan satisfies section 1129(a)(12) of the Bankruptcy Code. 36. Continuation of Retiree Benefits (11 U.S.C. § 1129(a)(13)). The Debtor does not have any obligation to pay any retiree benefits as such term is defined in section 1114 of the Bankruptcy Code. Having no applicability to the Combined Disclosure Statement and Plan, the requirements of section 1129(a)(13) of the Bankruptcy Code have been met. 37. 11 U.S.C. §§ 1129(a)(14) – (16) Are Inapplicable. Based on the facts of the Chapter 11 Case, sections 1129(a)(14) through (16) of the Bankruptcy Code are not applicable to the Combined Disclosure Statement and Plan. Having no applicability to the Combined Disclosure Statement and Plan, the requirements of sections 1129(a)(14) through (16) of the Bankruptcy Code have been met. 38. Confirmation of Only One Combined Disclosure Statement and Plan (11 U.S.C. § 1129(c)). The Combined Disclosure Statement and Plan is the only plan of reorganization considered by this Court for confirmation, in accordance with section 1129(c) of the Bankruptcy Code. 39. Principal Purpose (11 U.S.C. § 1129(d)). The principal purpose of the Combined Disclosure Statement and Plan is neither the avoidance of taxes nor the avoidance of section 5 of the Securities Act, and no governmental unit has objected to the confirmation of the Combined Disclosure Statement and Plan on any such grounds. The Combined Disclosure Statement and Plan, therefore, satisfies the requirements of section 1129(d) of the Bankruptcy Code. 40. Good Faith. The Debtor and its principal constituencies, including their professionals and representatives, have been and are continuing to act in good faith. Case 23-11452-MFW Doc 645 Filed 02/26/24 Page 17 of 40

18 41. Releases, Injunctions and Exculpations and Limitations of Liability. Pursuant to section 1123(b)(3) of the Bankruptcy Code and Bankruptcy Rule 9019(a), the settlements, compromises, releases, injunctions, discharges, and exculpations and limitations of liability set forth in the Combined Disclosure Statement and Plan and implemented by this Confirmation Order are fair, equitable, reasonable and in the best interests of the Debtor, the Reorganized Debtor and its Estate, Creditors, and Interest Holders. The record of the Confirmation Hearing and the Chapter 11 Case is sufficient to support the releases, injunctions, exculpations, and limitations of liability provided for in Article XI of the Combined Disclosure Statement and Plan. 42. Retention of Jurisdiction. Pursuant to sections 105(a) and 1142 of the Bankruptcy Code, and notwithstanding the entry of this Confirmation Order or the occurrence of the Effective Date, this Court, except as otherwise provided in the Combined Disclosure Statement and Plan or herein, shall retain exclusive jurisdiction over all matters arising out of, and related to, the Chapter 11 Case and the Combined Disclosure Statement and Plan to the fullest extent permitted by law, including, but not limited to, the matters set forth in Article XIV of the Combined Disclosure Statement and Plan. 43. Modifications to the Combined Disclosure Statement and Plan. The prior amendments to the Combined Disclosure Statement and Plan and the further modifications to the Combined Disclosure Statement and Plan incorporated in this Order (if any) constitute nonmaterial or technical changes and do not materially adversely affect or change the treatment of any Claims or Interests under the Combined Disclosure Statement and Plan (the “Technical Modifications”). Pursuant to section 1127 of the Bankruptcy Code and in accordance with Bankruptcy Rule 3019, the Technical Modifications do not require additional disclosure under section 1125 of the Bankruptcy Code, and no additional notice or hearing with respect thereof is required. Case 23-11452-MFW Doc 645 Filed 02/26/24 Page 18 of 40

19 44. Satisfaction of Confirmation Requirements. Based upon the foregoing, all other pleadings, documents, exhibits, statements, declarations, and affidavits filed in connection with Confirmation of the Combined Disclosure Statement and Plan, and the complete record of the Confirmation Hearing, including without limitation all evidence and arguments made, proffered, or adduced before or during the Confirmation Hearing, the Plan satisfies the requirements for confirmation set forth in section 1129 of the Bankruptcy Code. Decrees WHEREFORE, IT IS HEREBY ORDERED, ADJUDGED, DECREED, AND DETERMINED THAT: 45. Disclosures. Under the facts of the Chapter 11 Case, no solicitations of acceptances of the Combined Disclosure Statement and Plan were required. The Combined Disclosure Statement and Plan contains adequate information in accordance with section 1125 of the Bankruptcy Code and is hereby approved on a final basis. 46. Confirmation. The Combined Disclosure Statement and Plan (as modified by this Order) is confirmed under section 1129 of the Bankruptcy Code. The Objections, not heretofore withdrawn, are hereby overruled in their entirety with prejudice. 47. Provisions of Combined Disclosure Statement and Plan and Confirmation Order Nonseverable and Mutually Dependent. The provisions of the Combined Disclosure Statement and Plan and this Confirmation Order, including the findings of fact and conclusions of law set forth herein, are nonseverable and mutually dependent. 48. Modifications to Combined Disclosure Statement and Plan. After entry of this Confirmation Order, the Debtor and the Reorganized Debtor may, in accordance with section 1127 of the Bankruptcy Code, amend or modify the Combined Disclosure Statement and Plan or any Plan-Related Documents (as defined below) or remedy any defect or omission or reconcile any Case 23-11452-MFW Doc 645 Filed 02/26/24 Page 19 of 40

20 inconsistency in the Combined Disclosure Statement and Plan in such manner as may be necessary to carry out the purpose and intent of the Combined Disclosure Statement and Plan. 49. Combined Disclosure Statement and Plan Classification Controlling. The classification of Claims and Interests for purposes of the distributions to be made under the Combined Disclosure Statement and Plan shall be governed solely by the terms of the Combined Disclosure Statement and Plan. 50. Class 4 Reserve. Notwithstanding anything herein to the contrary, on the Effective Date, the Debtor shall establish and maintain a separate reserve account in an amount of $20,292,162 (the “Class 4 Reserve”), which, for the avoidance of doubt, shall include interest on such Claims at the Federal Judgment Rate from the Petition Date through the Effective Date. On the Effective Date, and upon closing of the Exit Facility, Exit Lender shall distribute or cause to be distributed sufficient funds directly to the Class 4 Reserve, which will be used solely to pay Allowed General Unsecured Claims pursuant to the terms of the Combined Disclosure Statement and Plan; provided, however, that the foregoing shall not be construed as a cap or limitation on the source of funds payable to Holders of Allowed General Unsecured Claims. The funding of the Class 4 Reserve shall be specifically set forth in the final settlement sheet upon closing of the Exit Facility. In addition, Debtor shall supplement the Class 4 Reserve on the first Business Day of each quarter following the Effective Date with additional accrued interest on the outstanding balance of the Class 4 Reserve. Separately, the Debtor may supplement the Class 4 Reserve from time-to-time as needed to satisfy the Debtor’s obligations under this Combined Disclosure Statement and Plan. For the avoidance of doubt, the funds in the Class 4 Reserve shall be used solely to fund payments on account of Allowed General Unsecured Claims free and clear of all Liens and encumbrances, including, but not limited to, all Liens and security interests granted Case 23-11452-MFW Doc 645 Filed 02/26/24 Page 20 of 40

21 pursuant to, or in connection with, the Exit Facility. Upon full satisfaction of Allowed General Unsecured Claims, the Class 4 Reserve may be closed, and the remaining funds paid to the Reorganized Debtor. The Reorganized Debtor will prepare and File quarterly reports regarding the status of the Class 4 Claim reconciliation process, including information regarding Distributions from the Class 4 Reserve. 51. Discharge of Debtor. Except as otherwise expressly provided in the Combined Disclosure Statement and Plan or this Confirmation Order, the discharge set forth in Article XI.A of the Combined Disclosure Statement and Plan is approved. 52. Exemption for Taxation. Pursuant to section 1146(a) of the Bankruptcy Code, any transfers from the Debtor to the Reorganized Debtor or to any other Person or entity pursuant to the Combined Disclosure Statement and Plan will not be subject to any stamp tax or similar tax. All filing and recording officers are hereby authorized to accept for filing or recording all instruments of transfer to be filed and recorded in accordance with the Combined Disclosure Statement and Plan or the Confirmation Order without payment of any such taxes. Notice of entry of this Confirmation Order in the form attached hereto as Exhibit B (i) shall have the effect of an order of the Court, (ii) shall constitute sufficient notice of the entry of this Confirmation Order to such filing and recording officers and (iii) shall be a recordable instrument insofar as permitted under applicable non-bankruptcy law. This Court retains jurisdiction to enforce the foregoing direction by contempt proceedings or otherwise. 53. Return of Deposits. All utilities, including any entity who received a deposit or other form of adequate assurance of performance pursuant to section 366 of the Bankruptcy Code during the Chapter 11 Case (collectively, the “Deposits”), including, without limitation, gas, electric, telephone, trash and sewer services, shall return such Deposits to the Debtor and/or the Case 23-11452-MFW Doc 645 Filed 02/26/24 Page 21 of 40

22 Reorganized Debtor, as applicable, either by set off against postpetition indebtedness or by cash refund, within 45 days following the Effective Date and as of the Effective Date, such utilities are not entitled to make requests for or receive Deposits under section 366 of the Bankruptcy Code. The Debtor shall be permitted to withdraw any monies from and close any adequate assurance deposit account upon the Effective Date. 54. Release of Liens, Claims, Encumbrances and Other Interests; Vesting of Estate Property Free and Clear; Transfer of Properties to Silver Star Borrower. Except as expressly provided in the Combined Disclosure Statement and Plan or this Confirmation Order, on the Effective Date and concurrently with the Exit Lender’s funding of the Exit Facility, all Liens, Claims, encumbrances, or other interests in or against property of the Estate, including without limitation, the Liens, Claims, encumbrances, or other interests listed on Exhibit C, attached, shall be deemed immediately released and discharged, with all such Liens, Claims, encumbrances, and other interests attaching to the proceeds of the Exit Facility as set forth in Article VI of the Combined Disclosure Statement and Plan. Immediately upon such release and discharge, the Debtor or the Reorganized Debtor, as applicable, shall be deemed to have transferred title to its remaining Properties to Silver Star Borrower, and Silver Star Borrower shall be vested in title to such Properties, free and clear of all Liens, Claims, encumbrances, and other interests, with such Properties to serve as collateral for the Exit Facility Credit Agreement. 55. Exit Facility Documents. The Court hereby (i) approves the Exit Facility Documents and all documents and transactions contemplated therein or in connection therewith, and all actions to be taken, undertakings to be made, and obligations to be incurred by the Debtor, Reorganized Debtor, or Silver Star Borrower, as applicable, and (ii) authorizes the Debtor and Reorganized Debtor, as applicable, without further notice to or action, order or approval of this Case 23-11452-MFW Doc 645 Filed 02/26/24 Page 22 of 40

23 Court, and without the need for any further corporate, member or shareholder action, to enter into, deliver, and fully perform its obligations under the Exit Facility Documents. Upon entry of this Confirmation Order, the Debtor or Reorganized Debtor, as applicable, is authorized and empowered, without further approval of the Court or any other party, to take such actions and perform such acts as may be necessary, convenient, desirable or appropriate to execute and deliver the Exit Facility Documents, and to execute and deliver all documents relating thereto and to perform all of its obligations thereunder. On the Effective Date, the Exit Facility Documents shall constitute legal, valid, binding, and authorized obligations of the Reorganized Debtor or Silver Star Borrower, as applicable, enforceable in accordance with their terms, and such obligations shall not be enjoined or subject to discharge, impairment, release, avoidance, recharacterization, or subordination under applicable law, the Plan, or this Confirmation Order. 56. Liens Granted to the Exit Lender. On the Effective Date, all Liens and security interests granted pursuant to, or in connection with, the Exit Facility Documents shall (i) be valid, binding, automatically perfected, enforceable Liens and security interests in the Properties subject to a security interest granted by Silver Star Borrower pursuant to such documents, and (ii) shall not be enjoined or subject to discharge, impairment, release, avoidance, recharacterization, or subordination under any applicable law, the Combined Disclosure Statement and Plan, or this Confirmation Order. The guarantees, mortgages, pledges, Liens, and other security interests retained and/or granted to secure the obligations arising under the Exit Facility Documents have been retained and/or granted in good faith, for legitimate business purposes, and for reasonably equivalent value as an inducement to the Exit Lender to extend credit thereunder. For the avoidance of doubt, and notwithstanding anything in the Exit Facility Documents to the contrary, no Liens and/or security interests shall attach to the Class 4 Reserve funds. The Class 4 Reserve funds shall Case 23-11452-MFW Doc 645 Filed 02/26/24 Page 23 of 40

24 be free and clear of all Liens and encumbrances, including, but not limited to, all Liens and security interests granted pursuant to, or in connection with, the Exit Facility 57. Provisions Applicable to Texas Taxing Authorities. The Texas Taxing Authorities3 assert that they are holders of prepetition Claims for 2023 ad valorem property taxes. Notwithstanding anything to the contrary in the Combined Disclosure Statement and Plan or this Confirmation Order, to the extent not already paid, the Debtor or Reorganized Debtor, as applicable, shall pay all amounts owed to the Texas Taxing Authorities on account of 2023 ad valorem property taxes in full in Cash on the later of (i) ten (10) business days after the Effective Date, or as soon thereafter as is reasonably practical, and (ii) when due pursuant to applicable law (subject to any applicable extensions, grace periods, or similar rights under the applicable law). The Texas Taxing Authorities’ Claims shall include all accrued interest properly charged under applicable non-bankruptcy law through the date of payment, to the extent the Texas Tax Code provides for interest with respect to any portion of the Texas Taxing Authorities’ Claims; provided that, the Debtor’s or Reorganized Debtor’s defenses and rights to object to such Claims or to the inclusion of such interest in such Claims are fully preserved. The Texas Taxing Authorities shall retain their Liens that secure all prepetition amounts ultimately owed on their Claims as well as any postpetition tax Liens and shall maintain their state law priority of those Liens until the 3 The Texas Taxing Authorities include all taxing authorities represented by Linebarger Goggan Blair & Sampson and Perdue Brandon Fielder Collins & Mott, including but not limited to: Bexar County, Cypress-Fairbanks Independent School District, Dallas County, Harris County Emergency Service District #09, Harris County Emergency Service District #11, Harris County Emergency Service District #12, Harris County Emergency Service District #16, Harris County Emergency Service District #28, Harris County Emergency Service District #29, Harris County Emergency Service District #48, City of Houston, Houston Community College System, Houston Independent School District, Katy Independent School District, Lone Star College System, Tarrant County, Harris County Municipal Utility District #81, Alief Independent School District, Mission Bend Municipal Utility District #1, Westchase District, Klein Independent School District, Harris County Water Control And Improvement District #116, Galena Park Independent School District, Harris County Fresh Water Supply District #51, Spring Independent School District , Harris County Municipal Utility District #186, Harris County Water Control And Improvement District #145, Carrollton-Farmers Branch Independent School District, Plano Independent School District and Richardson Independent School District. Case 23-11452-MFW Doc 645 Filed 02/26/24 Page 24 of 40

25 prepetition and postpetition taxes are paid in full. The Texas Taxing Authorities’ Lien priority shall not be primed or subordinated by any Exit Financing approved by the Court in conjunction with the confirmation of the Combined Disclosure Statement and Plan or otherwise. In the event the Debtor or Silver Star Borrower sells, conveys, or transfers any of the real property which is the collateral of the Texas Taxing Authorities’ Claims or post confirmation tax debt, the Debtor or Silver Star Borrower, as appropriate, shall remit such sales proceeds first to the Texas Taxing Authorities to be applied to the Texas Taxing Authorities’ tax debt incident to any such property sold, conveyed or transferred and such proceeds shall be disbursed by the closing agent at the time of closing prior to any disbursement of the sale proceeds to any other person or entity. Silver Star Borrower shall pay all postpetition ad valorem tax liabilities (tax year 2024 and subsequent tax years) owing to Texas Taxing Authorities in the ordinary course of business as such tax debt comes due and prior to said ad valorem taxes becoming delinquent without the need of the Texas Taxing Authorities to file an administrative expense claim and/or request for payment. 58. Documentation. The Debtor and the Reorganized Debtor, as applicable, are authorized to execute and deliver any agreements, documents, and instruments to be entered into as of the Effective Date as contemplated by, and in furtherance of, the Combined Disclosure Statement and Plan (collectively, the “Plan-Related Documents”), and to take all steps deemed necessary by the Debtor or the Reorganized Debtor to consummate the transactions contemplated thereby. 59. Recording of Confirmation Order. The Reorganized Debtor may, in its discretion, cause this Confirmation Order to be recorded following its entry in the official real estate records of the county in which each Property is located. Case 23-11452-MFW Doc 645 Filed 02/26/24 Page 25 of 40

26 60. Binding Effect. Pursuant to section 1141 of the Bankruptcy Code, effective as of the Confirmation Date, but subject to the occurrence of the Effective Date, and except as expressly provided in the Combined Disclosure Statement and Plan or this Confirmation Order, the provisions of the Combined Disclosure Statement and Plan (including the exhibits to, and all documents and agreements executed pursuant to, the Combined Disclosure Statement and Plan) and this Confirmation Order shall be binding on (i) the Debtor, (ii) the Reorganized Debtor, (iii) all parties in interest, Holders of Claims against and Interests in the Debtor, (iv) each Person acquiring property under the Combined Disclosure Statement and Plan, (v) each counterparty to an Executory Contract or Unexpired Lease of the Debtor, (vi) any Person or entity making an appearance in the Chapter 11 Case or any other Person in the Chapter 11 Case, and (vii) the successors and assigns of all of the above-listed entities. 61. Continued Corporate Existence and Vesting of Assets in Reorganized Debtor. Except as otherwise provided in the Combined Disclosure Statement and Plan, the Debtor will continue to exist after the Effective Date with all the powers of a corporation under applicable Delaware law pursuant to the Debtor’s organizational documents in effect prior to the Effective Date, without prejudice to any right to terminate such existence (whether by merger or otherwise) under applicable law after the Effective Date. In accordance with Article VIII.Q of the Combined Disclosure Statement and Plan, and except as otherwise provided in this Confirmation Order, the Exit Facility Documents, or any agreement, instrument, or other document incorporated in, or entered into in connection with or pursuant to the Combined Disclosure Statement and Plan, on the Effective Date, all property of the Estate, all Causes of Action, and any property acquired by the Debtor shall vest in the Reorganized Debtor, free and clear of all Liens, Claims, encumbrances, and other interests. On and after the Effective Date, except as otherwise provided in the Combined Case 23-11452-MFW Doc 645 Filed 02/26/24 Page 26 of 40

27 Disclosure Statement and Plan or this Confirmation Order, the Reorganized Debtor may operate its business and may use, acquire, or dispose of property and compromise or settle any Claims, Interests, or Causes of Action without supervision or approval by the Bankruptcy Court and free of any restrictions of the Bankruptcy Code or Bankruptcy Rules. 62. Releases. Except as otherwise expressly provided in the Combined Disclosure Statement and Plan, this Confirmation Order or a separate order of this Court, the release provisions set forth in Articles XI.C and XI.D of the Combined Disclosure Statement and Plan are approved. 63. Injunction. Except as otherwise expressly provided in the Combined Disclosure Statement and Plan, this Confirmation Order, or a separate order of this Court, the injunctions set forth in Article XI.E of the Combined Disclosure Statement and Plan are approved. 64. Exculpation and Limitation of Liability. Except as otherwise expressly provided in the Combined Disclosure Statement and Plan, this Confirmation Order or a separate order of this Court, the exculpation provisions set forth in Article XI.F of the Combined Disclosure Statement and Plan are approved. 65. Single Satisfaction of Claims. The amount of each Allowed Claim shall be reduced by any payments received during the Chapter 11 Case and in no case shall the aggregate value of all property received or retained under the Plan on account of any Allowed Claim or Allowed Interest exceed 100 percent of the underlying Allowed Claim or Allowed Interest. Upon payment in full of the Allowed amount of a Claim, all Claims arising from or related to the agreement(s) underlying such Claim shall be deemed fully and finally satisfied pursuant to the terms of such agreement(s) and the Holder of such Claim shall not be entitled to collect additional amounts on Case 23-11452-MFW Doc 645 Filed 02/26/24 Page 27 of 40

28 account of such agreement(s) for the provision of goods or services to or for the benefit of the Debtor that arose prior to the Effective Date. 66. Preservation of All Causes of Action Not Expressly Settled or Released. Except as otherwise provided in the Combined Disclosure Statement and Plan, in accordance with section 1123(b)(3) of the Bankruptcy Code, the Reorganized Debtor will retain and may (but is not required to) enforce all Causes of Action. Upon the later to occur of the Effective Date or funding of the Class 4 Reserve, the Reorganized Debtor, in its sole and absolute discretion, shall have the right to bring, settle, release, compromise, or enforce such causes of action (or decline to do any of the foregoing), without further approval of the Bankruptcy Court. The failure of the Debtor to specifically list any claim, right of action, suit, proceeding or other cause of action in the Combined Disclosure Statement and Plan does not, and will not be deemed to, constitute a waiver or release by the Debtor or the Reorganized Debtor of such claim, right of action, suit, proceeding or other cause of action, and the Reorganized Debtor will retain the right to pursue such claims, rights of action, suits, proceedings and other causes of action in its sole discretion and, therefore, no preclusion doctrine, collateral estoppel, issue preclusion, claim preclusion, estoppel (judicial, equitable, or otherwise) or laches will apply to such claim, right of action, suit, proceeding, or other causes of action upon or after the confirmation or consummation of the Combined Disclosure Statement and Plan. 67. Continuation of Automatic Stay. Except as otherwise expressly provided in the Combined Disclosure Statement and Plan, this Confirmation Order or a separate Order of this Court, all injunctions or stays provided for in the Chapter 11 Case under sections 105 or 362 of the Bankruptcy Code, or otherwise, and in existence on the Confirmation Date, shall remain in full force and effect through and including the Effective Date. Case 23-11452-MFW Doc 645 Filed 02/26/24 Page 28 of 40

29 68. Assumed and Assigned Contracts and Leases. Except as otherwise set forth in the Combined Disclosure Statement and Plan or this Confirmation Order, each Executory Contract and Unexpired Lease shall be deemed automatically assumed by the Debtor and, except for the Management Agreement, assigned to Silver Star Borrower in accordance with the provisions and requirements of sections 365 and 1123 of the Bankruptcy Code as of the Effective Date without further notice or order of this Court, and the non-debtor counterparties who have not objected to the assumption and assignment of their Executory Contracts or Unexpired Leases are deemed to have consented thereto, unless such Executory Contract or Unexpired Lease: i. is identified on the Schedule of Rejected Executory Contracts and Unexpired Leases; ii. was assumed or rejected previously by the Debtor; iii. expired or terminated pursuant to its own terms before the Effective Date; iv. is the subject of a motion to reject pending on the Confirmation Date; or v. is the subject of a motion pending on the Confirmation Date to reject an Executory Contract or Unexpired Lease pursuant to which the requested effective date of such rejection is after the Effective Date. Each assumption and assignment is in the best interests of the Reorganized Debtor, its Estate, and all parties in interest in the Chapter 11 Case. The requirements for assumption of any Executory Contract or Unexpired Lease to be assumed have been satisfied, and each Executory Contract or Unexpired Lease assumed and assigned pursuant to the Combined Disclosure Statement and Plan or by Bankruptcy Court order shall vest in and be fully enforceable by the assignee in accordance with its terms, except as such terms may have been modified by the provisions of this Combined Disclosure Statement and Plan or any order of the Bankruptcy Court authorizing and providing for its assumption. To the extent any provision in any Executory Contract or Unexpired Lease assumed and assigned pursuant to the Combined Disclosure Statement and Plan (including, without Case 23-11452-MFW Doc 645 Filed 02/26/24 Page 29 of 40

30 limitation, any “change of control” provision) conditions, restricts or prevents, or purports to restrict or prevent, or is breached or deemed breached by, the applicable assumption and/or assignment of such Executory Contract or Unexpired Lease under the Combined Disclosure Statement and Plan, or that terminates or modifies such Executory Contract or Unexpired Lease or allows the counterparty to such Executory Contract or Unexpired Lease to terminate, modify, recapture, impose any penalty, condition renewal or extension, or modify any term or condition upon any such assumption and/or assignment under the Combined Disclosure Statement and Plan, then, as of the Effective Date, such provision shall be deemed void and of no force or effect with respect to the transactions contemplated by the Combined Disclosure Statement and Plan and shall not entitle the non-debtor party thereto to terminate or modify such Executory Contract or Unexpired Lease or to exercise any other default-related rights with respect thereto. Confirmation of the Combined Disclosure Statement and Plan and consummation of the transactions contemplated thereby shall not constitute a change of control under any Executory Contract or Unexpired Lease assumed and/or assigned by the Debtor on or prior to the Effective Date. 69. Cure Amounts. The Debtor has properly provided for the cure of any defaults that might have existed consistent with the requirements of section 365(b)(1) of the Bankruptcy Code. The Cure amounts for the Debtor’s counterparties to the Executory Contracts and Unexpired Leases set forth on the Cure Schedule are hereby fixed, as of the Effective Date, at the amounts set forth in the Cure Schedule. The Cure amounts for the Debtor’s counterparties to the Executory Contracts not specifically named on the Cure Schedule are hereby fixed, as of the Effective Date, at the amount of $0. The assumption of any Executory Contract or Unexpired Lease in accordance with this Confirmation Order, and the payment of the Cure amounts, if any, shall result in the full release and satisfaction of any claims or monetary defaults arising under such Executory Contract Case 23-11452-MFW Doc 645 Filed 02/26/24 Page 30 of 40

31 or Unexpired Leases at any time before the Effective Date. The Debtor’s counterparties to the Executory Contracts and Unexpired Leases assumed and/or assigned pursuant to this Confirmation Order are forever barred from raising or asserting against the Debtor, its Estate, the Reorganized Debtor, Silver Star Borrower or their respective properties or interests in property any default or breach under, or any Claim or pecuniary loss arising under or related to, the assumed Executory Contracts or Unexpired Leases that existed prior to the Effective Date. 70. Provisions Related to Cholla Petroleum, Inc. On November 11, 2019, the Debtor, as landlord, and Cholla Petroleum, Inc. (“Cholla”), as tenant, entered into an Office Lease Agreement (as subsequently amended, the “Cholla Lease”) covering certain rentable space at a commercial office building located at 12221 Merit Drive, Suite 1300, Dallas, Texas (the “Cholla Leased Premises”). The Cholla Lease, as amended, has a maturity date of November 30, 2027. The Debtor seeks to assume the Cholla Lease and assign it to Silver Star Borrower pursuant to the Combined Disclosure Statement and Plan. 71. Cholla objects to the Combined Disclosure Statement and Plan to the extent the Debtor seeks to assume the Cholla Lease and assign it to Silver Star Borrower on the grounds that Cholla terminated the Cholla Lease prepetition. The Debtor disputes Cholla’s allegations. After good-faith and arm’s length negotiations, the Debtor and Cholla resolved Cholla’s objection to the Combined Disclosure Statement and Plan on the following terms, which are hereby approved in their entirety and incorporated into the terms of the Combined Disclosure Statement and Plan:  Within three (3) business days of this Confirmation Order becoming a final, non- appealable Order (the “Cholla Settlement Effective Date”), Cholla shall surrender its $21,125.54 security deposit to the Debtor or Reorganized Debtor, as applicable;  Cholla shall pay the Debtor or Reorganized Debtor, as applicable, $120,215.00 (the “Cholla Settlement Amount”) in four equal, monthly installments $30,053.81, with the first installment due within three (3) business days of the Cholla Settlement Case 23-11452-MFW Doc 645 Filed 02/26/24 Page 31 of 40

32 Effective Date and the remaining payments due on the third business day of each month thereafter;  The Cholla Lease shall be and is hereby deemed terminated effective on the Cholla Settlement Effective Date;  Cholla has moved out of the Cholla Leased Premises and shall have and has no obligation to occupy the Cholla Leased Premises or any other obligation under the Cholla Lease except for payment of the Cholla Settlement Amount;  The Debtor or Reorganized Debtor, as applicable, shall immediately take steps to cause the Cholla Leased Premises to be marketed and to relet. If Debtor or Reorganized Debtor, as applicable, successfully relets the Leased Premises before April 30, 2024, Cholla will have no further responsibility for any Settlement Payments due after such relet date;  Cholla and the Debtor shall enter into a mutual release of any and all Claims effective upon the later of April 30, 2024 or payment in full of the Cholla Settlement Amount; and  The Proof of Claim filed by Cholla shall be deemed withdrawn upon occurrence of the Cholla Settlement Effective Date. 72. Deadline for Assumption and Assignment of Executory Contracts and Unexpired Leases. Notwithstanding anything to the contrary in the Combined Disclosure Statement and Plan or this Confirmation Order, the Debtor or Reorganized Debtor reserves the right to alter, amend, modify, or supplement the Assumption Schedule and the Rejected Executory Contracts and Unexpired Leases Schedule at any time up to and including the later of (i) Confirmation or (ii) ten (10) days after entry of a Final Order resolving any dispute regarding the assumption or rejection of an Executory Contract or Unexpired Lease. The Debtor may assume and assign any Executory Contract or Unexpired Lease up until the Effective Date, to the extent permitted under applicable bankruptcy law, upon motion duly noticed and filed with the Court. 73. Rejection of Executory Contracts and Unexpired Leases. The procedures related to rejection of Executory Contracts or Unexpired Leases set forth in Article IX of the Combined Disclosure Statement and Plan are hereby approved. The requirements for rejection of any Case 23-11452-MFW Doc 645 Filed 02/26/24 Page 32 of 40

33 Executory Contract or Unexpired Lease set forth on the Schedule of Rejected Executory Contracts and Unexpired Leases have been satisfied. This Confirmation Order shall constitute an order of the Bankruptcy Court under sections 365 and 1123(b) of the Bankruptcy Code approving the rejection of all Executory Contracts and Unexpired Leases set forth on the Schedule of Rejected Executory Contracts and Unexpired Leases. 74. Each Executory Contract and Unexpired Lease set forth on the Schedule of Executory Contracts and Unexpired Leases shall be rejected as of the Effective Date. Rejection Claims, if not heretofore evidenced by a timely and properly Filed Proof of Claim, shall be forever barred and shall not be enforceable against the Debtor, the Reorganized Debtor, or their respective properties or interests in properties unless a Proof of Claim is Filed with the Bankruptcy Court on or before the later of date that is (i) 30 days after the Effective Date or (ii) 30 days after entry of a Final Order (other than the Confirmation Order) authorizing the rejection of such Executory Contract or Unexpired Lease. 75. Provisions Regarding the Texas Commission on Environmental Quality. Nothing in this Confirmation Order, the Combined Disclosure Statement and Plan, any amendments thereto or related documents, discharges, releases, precludes, or enjoins: (i) any liability to any governmental unit as defined in 11 U.S.C. § 101(27) (“Governmental Unit”) that is not a “claim” as defined in 11 U.S.C. § 101(5) (“Claim”); (ii) any Claim of a Governmental Unit arising on or after the Confirmation Date; (iii) any liability to a Governmental Unit under police and regulatory statutes or regulations that any entity would be subject to as the owner or operator of property after the Confirmation Date; or (iv) any liability to a Governmental Unit on the part of any Person other than the Debtor. Nor shall anything in this Order enjoin or otherwise bar a Governmental Unit from asserting or enforcing, outside this Court, any liability described in the preceding sentence. Case 23-11452-MFW Doc 645 Filed 02/26/24 Page 33 of 40

34 76. Further, nothing in this Confirmation Order, the Plan, any amendments thereto, or related documents, authorizes the transfer or assignment of any governmental (i) license, (ii) permit, (iii) registration, (iv) authorization or (v) approval, or the discontinuation of any obligation thereunder, without compliance with all applicable legal requirements and approvals under police or regulatory law. Nothing in this Order shall relieve any entity from any obligation to address or comply with information requests or inquiries from any Governmental Unit. Nothing in this Order shall affect any setoff or recoupment rights of any Governmental Unit. Nothing in this Order divests any tribunal of any jurisdiction it may have under police or regulatory law to interpret this Order or to adjudicate any defense asserted under this Order. 77. Provisions Regarding the United States. Notwithstanding any provision to the contrary in the Combined Disclosure Statement and Plan, the Plan Supplement, any notice of proposed assumption of contracts and leases, this Confirmation Order or any implementing plan documents (collectively, “Documents”):  Nothing in the Documents shall: (1) discharge, release, enjoin, impair or otherwise preclude (i) any liability to a Governmental Unit that is not a Claim, (ii) any Claim of a Governmental Unit arising after the Confirmation Date, or (iii) any liability of any entity or person under police or regulatory statutes or regulations to any Governmental Unit as the owner, lessor, lessee or operator of property or rights to property that such entity owns, operates or leases after the Confirmation Date; (2) release, nullify, preclude or enjoin the enforcement of any police or regulatory power; (3) authorize the assumption, sale, assignment or other transfer of any federal (i) grants, (ii) grant funds, (iii) contracts, (iv) property, including but not limited to, intellectual property and patents, (v) leases, (vi) agreements or other interests of the federal government (collectively, “Federal Interests”) without compliance by the Debtor and any assignee or transferee with all terms of the Federal Interests and with all applicable non-bankruptcy law; (4) be interpreted to set cure amounts, cure defaults or to require the United States to novate, approve or otherwise consent to the assumption, transfer or assignment of any Federal Interests; (5) authorize the assumption, transfer or assignment of any governmental (i) license, (ii) permit, (iii) registration, (iv) authorization or (v) approval, or the discontinuation of any obligation thereunder, without compliance with all applicable legal requirements, obligations and approvals under non-bankruptcy laws; (6) cause the filing of any Claim, including but not limited to amended Case 23-11452-MFW Doc 645 Filed 02/26/24 Page 34 of 40

35 Claims, by the United States to be automatically disallowed and expunged on or after the Effective Date; (7) confer jurisdiction to the Bankruptcy Court with respect to the Federal Interests, Claims, liabilities and Causes of Action of the United States, except to the extent set forth in 28 U.S.C. § 1334 (as limited by any other provisions of the United States Code); (8) waive, alter or otherwise limit the United States’ property rights with respect to the Federal Interests, including but not limited to, inventory, patents, intellectual property, licenses, and data; (9) release, exculpate, enjoin, impair or discharge any non-Debtor from any Claim, liability, suit, right or Cause of Action of a Governmental Unit; (10) affect any setoff or recoupment rights of the United States and any such rights are preserved; (11) require the United States to file an administrative Claim in order to receive payment for any liability described in section 503(b)(1)(B) and (C) pursuant to section 503(b)(1)(D) of the Bankruptcy Code; (12) constitute an approval or consent by the United States without compliance with all applicable legal requirements and approvals under non-bankruptcy law; (13) be construed as a compromise or settlement of any liability, Claim, Cause of Action or interest of the United States; (14) modify the scope of section 502 of the Bankruptcy Code with respect to the Claims of the United States; (15) be deemed to alter the date of any Distribution to the United States, (16) cause rejection damage Claims to have to be filed before the Governmental Bar Date or alter the priority and treatment of such rejection Claims under the Bankruptcy Code; or (17) establish any pre-existing obligations to the Debtor with respect to any Federal Interest notwithstanding Article IX(D) of the Combined Disclosure Statement and Plan.  Liens securing Claims of the United States shall be retained until the Claim, with interest, is paid in full. Administrative expense Claims of the United States allowed pursuant to the Combined Disclosure Statement and Plan or the Bankruptcy Code shall be paid in accordance with section 1129(a)(9)(A) of the Bankruptcy Code and accrue interest and penalties as provided by non-bankruptcy law until paid in full. Priority Tax Claims of the United States allowed pursuant to the Combined Disclosure Statement and Plan or the Bankruptcy Code will be paid in accordance with section 1129(a)(9)(C) of the Bankruptcy Code. To the extent allowed Priority Tax Claims (including any penalties, interest or additions to tax entitled to priority under the Bankruptcy Code) are not paid in full in cash on the Effective Date, then such Priority Tax Claims shall accrue interest commencing on the Effective Date at the rate set forth in section 511 of the Bankruptcy Code. Moreover, nothing shall affect a release, injunction or otherwise preclude any Claim whatsoever against the Debtor or the Debtor’s Estate by or on behalf of the United States for any liability arising (i) out of prepetition or postpetition tax periods for which a return has not been filed or (ii) as a result of a pending audit or audit that may be performed with respect to any prepetition or postpetition tax period. Further, nothing shall enjoin the United States from amending any Claim against the Debtor or the Debtor’s Estate with respect to any tax liability (i) arising out of prepetition or postpetition tax periods for which a tax return has not been filed or (ii) from a pending audit or audit that may be performed with respect to any prepetition or postpetition tax period. Any liability arising (i) out of prepetition or postpetition tax periods for which a return has not been filed or (ii) as a result of a pending audit or audit which Case 23-11452-MFW Doc 645 Filed 02/26/24 Page 35 of 40

36 may be performed with respect to any prepetition or postpetition tax period shall be paid in accordance with sections 1129(a)(9)(A) and (C) of the Bankruptcy Code. Without limiting the foregoing but for the avoidance of doubt, nothing contained in the Documents shall be deemed to bind the United States to any characterization of any transaction for tax purposes or to determine the tax liability of any person or entity, including, but not limited to, the Debtor and the Debtor’s estate, nor shall the Documents be deemed to have determined the federal tax treatment of any item, distribution, or entity, including the federal tax consequences of the Combined Disclosure Statement and Plan, nor shall anything in the Documents be deemed to have conferred jurisdiction upon the Bankruptcy Court to make determinations as to federal tax liability and federal tax treatment except as provided under section 505 of the Bankruptcy Code. 78. Authorization to Take Acts Necessary to Implement Combined Disclosure Statement and Plan. Pursuant to section 1142(b) of the Bankruptcy Code and any applicable state business corporation law provisions, without further action by the Bankruptcy Court or the stockholders, members, managers or directors of the Debtor or Reorganized Debtor, the responsible officers of the Debtor or Reorganized Debtor are authorized to and empowered to: (i) take any and all actions and perform such acts as may be necessary, desirable or appropriate to implement, effectuate and consummate the Combined Disclosure Statement and Plan, this Confirmation Order or the transactions contemplated thereby or hereby, and (ii) execute and deliver, adopt or amend, as the case may be, any contracts, instruments, releases, agreements and documents necessary to implement, effectuate and consummate the Combined Disclosure Statement and Plan. To the extent that, under applicable non-bankruptcy law, any of the foregoing actions would otherwise require the consent or approval of the shareholders, directors or members of the Debtor or Reorganized Debtor, as applicable, this Confirmation Order shall constitute such consent or approval, and such actions are deemed to have been taken by unanimous action of the shareholders, directors or members of the Debtor or Reorganized Debtor pursuant to section 1142 of the Bankruptcy Code and any applicable state business corporation law provisions. Case 23-11452-MFW Doc 645 Filed 02/26/24 Page 36 of 40

37 79. Professional Compensation and Reimbursement Claims. All requests for compensation or reimbursement of Professional Fee Claims for services rendered prior to the Effective Date shall be filed and served no later than sixty (60) days following the Effective Date of the Plan. Any objections to requests for compensation or reimbursement of Professional Fee Claims shall be filed and served on or before fourteen (14) days of service of each Professional Fee Claim. Without limiting the foregoing, the Debtor or Reorganized Debtor, as the case may be, may pay charges incurred on and after the Effective Date for any Professional’s fees, disbursements, expenses or related support services, without application to or approval by this Court. 80. Execution By Third Parties. Each and every federal, state, and local governmental agency or department is hereby authorized to accept, and lessors and Holders of Liens are directed to execute, any and all documents and instruments necessary and appropriate to consummate the transactions contemplated by the Combined Disclosure Statement and Plan including, without limitation, documents and instruments for recording in county and state offices where the Reorganized Debtor’s organizational documents or any other Plan-Related Documents may need to be filed in order to effectuate the Combined Disclosure Statement and Plan. 81. Insurance Contracts. To the extent that any of the Debtor’s insurance policies are considered Executory Contracts, such insurance policies, shall be deemed assumed. Unless otherwise determined by the Bankruptcy Court, pursuant to a Final Order, no payments are required to cure any defaults of the Debtor existing as of the Confirmation Date with respect to each such policy. For the avoidance of any doubt, all rights of the Debtor under any insurance policy that is not an Executory Contract and was not transferred pursuant to any order of the Bankruptcy Court, and all rights of the Debtor under any other insurance policies under which the Case 23-11452-MFW Doc 645 Filed 02/26/24 Page 37 of 40

38 Debtor may be a beneficiary, shall be preserved and shall remain in full force and effect after the Effective Date for the term thereof; and nothing herein shall alter or adversely affect the rights of any non-Debtor beneficiaries of or covered Persons or Entities under such insurance policies. 82. Notice of Entry of Confirmation Order and Occurrence of Effective Date. On or before the fifth (5th) business day following the occurrence of the Effective Date, the Debtor shall serve notice of entry of this Confirmation Order (which may be combined with the Notice of Effective Date) in the form attached hereto as Exhibit B pursuant to Rules 2002(f)(7), 2002(k) and 3020(c) of the Bankruptcy Rules on the following or, in lieu thereof, their counsel, if known: (i) the Office of the United States Trustee; (ii) creditors holding the twenty largest unsecured claims against the Debtor as identified in the Debtor’s petition; (iii) each counterparty to an Executory Contract or Unexpired Lease set forth on the Assumption Schedule and the Schedule of Rejected Executory Contracts and Unexpired Leases, (v) Interest Holders, and (vi) all other parties required to receive service under Rule 2002-1(b) of the Local Rules, by causing a notice of entry of this Confirmation Order to be delivered to such parties by first class mail, postage prepaid. 83. References to Combined Disclosure Statement and Plan Provisions. The failure specifically to include or reference any particular provision of the Combined Disclosure Statement and Plan in this Confirmation Order shall not diminish or impair the effectiveness of such provision, it being the intent of the Bankruptcy Court that the Combined Disclosure Statement and Plan be confirmed in its entirety. 84. Confirmation Order Controlling. If there is any direct conflict between the Combined Disclosure Statement and Plan and this Confirmation Order, the terms of this Confirmation Order shall control. Case 23-11452-MFW Doc 645 Filed 02/26/24 Page 38 of 40

39 85. Reversal. If any or all of the provisions of this Confirmation Order are hereafter reversed, modified, vacated or stayed by subsequent order of the Bankruptcy Court or any other court of competent jurisdiction, such reversal, modification or vacatur shall not affect the validity or enforceability of any acts, or obligations, indebtedness, liability, priority or lien incurred or undertaken by the Debtor and the Reorganized Debtor under or in connection with the Combined Disclosure Statement and Plan prior to the Debtor’s or the Reorganized Debtor’s (as applicable) receipt of written notice of any such order. Notwithstanding any such reversal, modification or vacatur of this Confirmation Order, any such act or obligation incurred or undertaken pursuant to, and in reliance on, this Confirmation Order prior to the Debtor’s or Reorganized Debtor’s, as applicable, receipt of written notice of such reversal, modification or vacatur shall be governed in all respects by the provisions of this Confirmation Order and the Combined Disclosure Statement and Plan and all Plan-Related Documents or any amendments or modifications thereto in effect prior to the date the Debtor or Reorganized Debtor, as applicable, received such actual written notice. 86. Applicable Non-Bankruptcy Law. Pursuant to sections 1123(a) and 1142(a) of the Bankruptcy Code, the provisions of this Confirmation Order, the Combined Disclosure Statement and Plan and the Plan-Related Documents or any amendments or modifications thereto shall apply and be enforceable notwithstanding any otherwise applicable nonbankruptcy law. 87. Effectiveness of Order. Notwithstanding Bankruptcy Rules 3020(e), 6004(h) and 6006(d), or any other provision of the Bankruptcy Code or the Bankruptcy Rules, this Confirmation Order shall be effective immediately upon its entry. This Confirmation Order is a final order and the period in which an appeal must be filed shall commence upon entry hereof. Case 23-11452-MFW Doc 645 Filed 02/26/24 Page 39 of 40

88. Substantial Consummation. Substantial consummation of the Combined Disclosure Statement and Plan under section 1101(2) of the Bankruptcy Code shall be deemed to occur upon the later to occur of the Effective Date or funding of the Class 4 Reserve. 89. The Record. The record of the Confirmation Hearing is closed. The Findings of Fact and Conclusions of Law of this Bankruptcy Court set forth herein and at the Confirmation Hearing shall constitute findings of fact and conclusions of law pursuant to Bankruptcy Rule 7052, as made applicable herein by Bankruptcy Rule 9014, and the Findings of Fact and Conclusions of Law of this Bankruptcy Court at the Confirmation Hearing are incorporated herein by reference. To the extent any of the foregoing Findings of Fact constitute conclusions of law, they are adopted as such. To the extent any of the foregoing Conclusions of Law constitute findings of fact, they are adopted as such. MARY F. WALRATH UNITED STATES BANKRUPTCY JUDGE Dated: February 26th, 2024 Wilmington, Delaware Case 23-11452-MFW Doc 645 Filed 02/26/24 Page 40 of 40

Exhibit A Combined Disclosure Statement and Plan Case 23-11452-MFW Doc 645-1 Filed 02/26/24 Page 1 of 127

Case 23-11452-MFW Doc 645-1 Filed 02/26/24 Page 2 of 127

IN THE UNITED STATES BANKRUPTCY COURT
FOR THE DISTRICT OF DELAWARE

In re:	Chapter 11
Hartman SPE, LLC,[1]	Case No. 23-11452 (MFW)
Debtor.	

SECOND AMENDED COMBINED DISCLOSURE STATEMENT AND CHAPTER 11 PLAN OF REORGANIZATION OF HARTMAN SPE, LLC

Dated: February 23, 2024
Wilmington, Delaware

Respectfully submitted,

/s/ William E. Chipman, Jr.
William E. Chipman, Jr. (No. 3818)
Mark D. Olivere (No. 4291)
CHIPMAN BROWN CICERO & COLE, LLP
Hercules Plaza
1313 North Market Street, Suite 5400
Wilmington, Delaware 19801
Telephone: (302) 295-0191
Facsimile: (302) 295-0199
Email: chipman@chipmanbrown.com
olivere@chipmanbrown.com

John E. Mitchell
Michaela C. Crocker
Yelena E. Archiyan
KATTEN MUCHIN ROSENMAN LLP
2121 North Pearl Street, Suite 1100
Dallas, Texas 75201
Telephone: (214) 765-3600
Facsimile: (214) 765-3602
Email: john.mitchell@katten.com
michaela.crocker@katten.com
yelena.archiyan@katten.com

Counsel to the Debtor and Debtor in Possession

[1] The Debtor in this chapter 11 case, along with the last four digits of the Debtor's federal tax identification number, is Hartman SPE, LLC (7400). The Debtor's principal place of business and service address is 2909 Hillcroft, Suite 420, Houston, TX 77057. Copies of pleadings may be obtained from the website of the United States Bankruptcy Court for the District of Delaware www.deb.uscourts.gov or from the Debtor's Claim Agent's website https://dm.epiq11.com/HartmanSPE.

US_300412569v6

US_300412569v6 TABLE OF CONTENTS I. Introduction ......................................................................................................................... 6 II. Important Dates ................................................................................................................... 6 III. Definitions and Construction of Terms ............................................................................... 7 A. Definitions......................................................................................................................7 B. Interpretation; Application of Definitions, and Rules of Construction ........................16 IV. Disclosures ........................................................................................................................ 17 A. General Background ....................................................................................................17 1. Overview of Business Operations ............................................................. 17 2. Capital Structure of the Company............................................................. 18 3. Events Precipitating the Chapter 11 Filing ............................................... 19 B. The Chapter 11 Case ....................................................................................................21 1. First Day Orders ........................................................................................ 21 2. The Declaratory Judgment Action ............................................................ 21 3. Retention of Professionals ........................................................................ 22 4. Appointment of the Committee ................................................................ 22 5. Cash Collateral .......................................................................................... 22 6. Monthly Reporting, Schedules, and Meeting of Creditors ....................... 22 7. Claims Process and Bar Date .................................................................... 22 C. Summary of Assets ......................................................................................................23 D. Potential Claims and Causes of Action ........................................................................23 E. Certain Federal Income Tax Consequences .................................................................25 F. Certain Risk Factors to Be Considered ........................................................................25 G. Feasibility .....................................................................................................................29 H. Best Interests Test ........................................................................................................29 I. No Unfair Discrimination ............................................................................................29 J. Releases by the Debtor.................................................................................................30 V. Treatment of Unclassified Claims .................................................................................... 30 A. Administrative Expense Claims ...................................................................................30 B. Professional Fee Claims ...............................................................................................31 C. Priority Tax Claims ......................................................................................................31 D. Statutory Fees...............................................................................................................31 VI. Classification and Treatment of Classified Claims and Interests ..................................... 32 A. Treatment of Claims and Interests Under this Combined Disclosure Statement and Plan ..............................................................................................................................32 1. Class 1: – Allowed Prepetition Lender Secured Claim arising under Prepetition Loan Documents..................................................................... 33 2. Class 2: – Allowed Other Secured Claims ................................................ 33 3. Class 3: – Allowed Other Priority Claims ................................................ 34 4. Class 4: – Allowed General Unsecured Claims, including Intercompany Claims and Deficiency Claims.................................................................. 34 5. Class 5 - Interests ...................................................................................... 35 VII. Confirmation Procedures .................................................................................................. 35 A. Confirmation Procedures .............................................................................................35 1. Confirmation Hearing ............................................................................... 35 2. Procedure for Objections .......................................................................... 35 Case 23-11452-MFW Doc 645-1 Filed 02/26/24 Page 3 of 127

2 US_300412569v6 3. Requirements for Confirmation ................................................................ 35 B. No Solicitation Required..............................................................................................35 VIII. Implementation and Execution of This Combined Disclosure Statement and Plan ......... 36 A. Funding ........................................................................................................................36 B. Class 4 Reserve ............................................................................................................36 C. Effective Date ..............................................................................................................36 D. General Settlement of Claims and Interests .................................................................36 E. Restructuring Transactions ..........................................................................................37 F. Section 1145 Exemption ..............................................................................................37 G. Reorganized Debtor .....................................................................................................37 H. Post-Confirmation Management ..................................................................................38 I. Corporate Action; Effectuating Documents .................................................................38 J. New Organizational Documents ..................................................................................38 K. Indemnification Obligations ........................................................................................39 L. Directors and Officers of the Reorganized Debtor and Silver Star Borrower .............39 M. Effectuating Documents; Further Transactions ...........................................................39 N. Sources of Consideration for Distributions..................................................................40 O. Exit Facility ..................................................................................................................40 P. Corporate Existence .....................................................................................................41 Q. Vesting of Assets in the Reorganized Debtor ..............................................................42 R. Section 1146 Exemption. .............................................................................................42 IX. Executory Contracts and Unexpired Leases ..................................................................... 43 A. Executory Contracts and Unexpired Leases ................................................................43 B. Rejection Claims ..........................................................................................................44 C. Cure of Defaults for Assumed Executory Contracts and Unexpired Leases. ..............44 D. Preexisting Obligations to the Debtor Under Executory Contracts and Unexpired Leases. ................................................................................................................................45 E. Nonoccurrence of Effective Date. ................................................................................46 F. Contracts and Leases Entered Into After the Petition Date. ........................................46 X. Provisions Governing Distributions .................................................................................. 46 A. Provisions Governing Distributions Under this Combined Disclosure Statement and Plan ..............................................................................................................................46 1. Distribution Record Date .......................................................................... 46 2. Method of Payment ................................................................................... 46 3. Surrender of Instruments........................................................................... 47 4. Delivery of Distributions .......................................................................... 47 5. Objection to and Resolution of Claims ..................................................... 47 6. Amendments to Claims. ............................................................................ 48 7. Single Satisfaction of Claims. ................................................................... 48 8. Preservation of Rights to Settle Claims .................................................... 48 9. Claims Paid or Payable by Third Parties .................................................. 49 10. Miscellaneous Distribution Provisions ..................................................... 49 11. Disputed Claims Reserve .......................................................................... 50 XI. Settlement, Release, Injunction, and Related Provisions .................................................. 50 A. Discharge .....................................................................................................................50 B. Term of Injunctions or Stays........................................................................................51 Case 23-11452-MFW Doc 645-1 Filed 02/26/24 Page 4 of 127

3 US_300412569v6 C. Releases by the Debtor.................................................................................................51 D. Releases by Holders of Claims ....................................................................................51 E. Injunction .....................................................................................................................52 F. Exculpation ..................................................................................................................53 G. Preservation and Application of Insurance ..................................................................53 H. Retention, Reservation and Prosecution of Causes of Action .....................................53 XII. Conditions Precedent to Confirmation and the Effective Date ......................................... 54 A. Conditions Precedent to the Effective Date .................................................................54 B. Waiver of Conditions ...................................................................................................56 C. Effect of Failure of Conditions ....................................................................................56 D. Substantial Consummation ..........................................................................................56 XIII. Modification, Revocation, or Withdrawal of THIS Combined Disclosure Statement and Plan ......................................................................................................................................... 56 A. Modification and Amendments....................................................................................56 B. Revocation or Withdrawal of this Combined Disclosure Statement and Plan ............56 XIV. Retention of Jurisdiction ................................................................................................... 57 XV. Miscellaneous Provisions.................................................................................................. 58 A. Amendment or Modification of this Combined Disclosure Statement and Plan .........58 B. Exhibits/Schedules .......................................................................................................59 C. Plan Supplement ..........................................................................................................59 D. Filing of Additional Documents ..................................................................................59 E. Immediate Binding Effect of this Combined Disclosure Statement and Plan .............59 F. Payment of Statutory Fees. ..........................................................................................60 G. Successors and Assigns................................................................................................60 H. Governing Law ............................................................................................................60 I. Time .............................................................................................................................60 J. Revocation ...................................................................................................................60 K. Dissolution of the Committee ......................................................................................61 L. Inconsistency................................................................................................................61 M. No Admissions .............................................................................................................61 N. Reservation of Rights ...................................................................................................61 O. Notices .........................................................................................................................61 P. Term of Injunctions or Stays........................................................................................62 Q. Entire Agreement .........................................................................................................63 R. Nonseverability of Provisions ......................................................................................63 S. Closing of Chapter 11 Case .........................................................................................63 T. Waiver or Estoppel ......................................................................................................63 Case 23-11452-MFW Doc 645-1 Filed 02/26/24 Page 5 of 127

4 US_300412569v6 Combined Disclosure Statement and Plan Exhibits Exhibit A: Assumption Schedule Exhibit B: List of Properties Exhibit C: Exit Facility – Indicative Term Sheet Case 23-11452-MFW Doc 645-1 Filed 02/26/24 Page 6 of 127

5 US_300412569v6 NOTICE THERE HAS BEEN NO INDEPENDENT AUDIT OF THE FINANCIAL INFORMATION CONTAINED IN THIS COMBINED PLAN AND DISCLOSURE STATEMENT EXCEPT AS EXPRESSLY INDICATED HEREIN. THIS COMBINED PLAN AND DISCLOSURE STATEMENT WAS COMPILED FROM INFORMATION OBTAINED FROM NUMEROUS SOURCES BELIEVED TO BE ACCURATE TO THE BEST OF THE DEBTOR’S KNOWLEDGE, INFORMATION, AND BELIEF. NO GOVERNMENTAL AUTHORITY HAS PASSED ON, CONFIRMED, OR DETERMINED THE ACCURACY OR ADEQUACY OF THE INFORMATION CONTAINED HEREIN. NOTHING STATED HEREIN SHALL BE DEEMED OR CONSTRUED AS AN ADMISSION OF ANY FACT OR LIABILITY BY ANY PARTY, OR BE ADMISSIBLE IN ANY PROCEEDING INVOLVING THE DEBTOR OR ANY OTHER PARTY, OR BE DEEMED CONCLUSIVE EVIDENCE OF THE TAX OR OTHER LEGAL EFFECTS OF THIS COMBINED PLAN AND DISCLOSURE STATEMENT ON THE DEBTOR OR HOLDERS OF CLAIMS OR INTERESTS. CERTAIN STATEMENTS CONTAINED HEREIN, BY NATURE, ARE FORWARD-LOOKING AND CONTAIN ESTIMATES AND ASSUMPTIONS. THERE CAN BE NO ASSURANCE THAT SUCH STATEMENTS WILL REFLECT ACTUAL OUTCOMES. THE STATEMENTS CONTAINED HEREIN ARE MADE AS OF THE DATE HEREOF, UNLESS ANOTHER TIME IS SPECIFIED. THE DELIVERY OF THIS COMBINED PLAN AND DISCLOSURE STATEMENT SHALL NOT BE DEEMED OR CONSTRUED TO CREATE ANY IMPLICATION THAT THE INFORMATION CONTAINED HEREIN IS CORRECT AT ANY TIME AFTER THE DATE HEREOF. HOLDERS OF CLAIMS AND INTERESTS SHOULD NOT CONSTRUE THE CONTENTS OF THIS COMBINED PLAN AND DISCLOSURE STATEMENT AS PROVIDING ANY LEGAL, BUSINESS, FINANCIAL, OR TAX ADVICE. THEREFORE, EACH SUCH HOLDER SHOULD CONSULT WITH ITS OWN LEGAL, BUSINESS, FINANCIAL, AND TAX ADVISORS AS TO ANY SUCH MATTERS CONCERNING THIS COMBINED PLAN AND DISCLOSURE STATEMENT AND THE TRANSACTIONS CONTEMPLATED HEREBY. Case 23-11452-MFW Doc 645-1 Filed 02/26/24 Page 7 of 127

6 US_300412569v6 I. INTRODUCTION1 Hartman SPE, LLC (the “Debtor”) proposes the following Combined Disclosure Statement and Plan pursuant to chapter 11 of the Bankruptcy Code. The Debtor is the proponent of this Combined Disclosure Statement and Plan within the meaning of section 1129 of the Bankruptcy Code. Copies of this Combined Disclosure Statement and Plan and all other pleadings related to this Chapter 11 Case are available for review without charge through the Debtor’s Claim Agent’s website https://dm.epiq11.com/HartmanSPE and with charge at https://www.pacer.gov/. This Combined Disclosure Statement and Plan is a plan of reorganization that proposes to leave all Allowed Claims and Interests Unimpaired, either through payment in full, Reinstatement, or agreement. The Debtor will fund this Combined Disclosure Statement and Plan with the proceeds of the Exit Facility and Cash on hand on the Effective Date. Each Holder of a Claim against or Interest in the Debtor is encouraged to read this Combined Disclosure Statement and Plan in its entirety. The Debtor is not soliciting votes for approval of this Combined Disclosure Statement and Plan because all Classes of Claims and Interests are Unimpaired and deemed to accept this Combined Disclosure Statement and Plan. SUBJECT TO THE RESTRICTIONS ON MODIFICATIONS AS SET FORTH IN BANKRUPTCY CODE SECTION 1127, BANKRUPTCY RULE 3019, AND IN THIS COMBINED PLAN AND DISCLOSURE STATEMENT, THE DEBTOR EXPRESSLY RESERVES THE RIGHT TO ALTER, AMEND, OR MODIFY THIS COMBINED PLAN AND DISCLOSURE STATEMENT ONE OR MORE TIMES BEFORE ITS SUBSTANTIAL CONSUMMATION. II. IMPORTANT DATES Description Date/Deadline2 Rescheduled Date/Deadline Deadline to File Plan Supplement January 29, 2024 February 15, 2024 Deadline to File Objections to Combined Disclosure Statement and Plan January 31, 2024 February 19, 20243 1 All capitalized terms used but not defined in the Introduction shall have the meanings ascribed to them in Article III.A of this Combined Disclosure Statement and Plan. 2 See Notice of (I) Rescheduled Hearing on Final Approval and Confirmation of the Combined Disclosure Statement and Plan of Reorganization of Hartman SPE, LLC; and (II) Related Deadlines [Docket No. 580] 3 This deadline was extended solely as to objections based on information contained within the Plan Supplement. Case 23-11452-MFW Doc 645-1 Filed 02/26/24 Page 8 of 127

Case 23-11452-MFW Doc 645-1 Filed 02/26/24 Page 9 of 127

Description	Date/Deadline[2]	Rescheduled Date/Deadline
Deadline to File Objections to the Proposed Assumption and Assignment or Rejection of Executory Contracts and Unexpired Leases of Nonresidential Real Property, Including Adequate Assurance and Cure Amounts	January 31, 2024	January 31, 2024
Deadline to File Confirmation Brief and Other Evidence Supporting the Combined Disclosure Statement and Plan	February 5, 2024	February 21, 2024
Deadline to File Consolidated Reply	February 5, 2024	February 21, 2024
Confirmation Hearing	February 7, 2024 at 11:30 a.m. (ET)	February 23, 2024 at 2:00 p.m. (ET)

III. DEFINITIONS AND CONSTRUCTION OF TERMS

A. Definitions

"**Administrative Expense Bar Date**" means the date that is 30 calendar days after the Effective Date for Administrative Claims, other than Professional Fee Claims, to be filed.

"**Administrative Expense Claim**" means any right to payment constituting actual and necessary costs and expenses of preserving the Estate under Bankruptcy Code sections 503(b) and 507(a)(2) including, without limitation: (a) Professional Fee Claims, (b) any fees or charges assessed against the Estate under section 1930 of title 28 of the United States Code, and (c) all Claims arising under Bankruptcy Code section 503(b)(9).

"Affiliate" means an "affiliate" as defined in Bankruptcy Code section 101(2).

"Allen Hartman Parties" means: Allen R. Hartman; Lisa M. Hartman; Allen R. & Lisa M. Hartman, as Trustees of the Hartman Family Protection Trust dated March 9, 2018; The Hartman Family Protection Trust dated March 9, 2018; Hartman vREIT XXI Inc.; Hartman Family Protection Trust; Margaret Marie Hartman; Victoria L. Hartman Massey; Charlotte E. Hartman; Hartman Holdings Inc.; Donald M Hartman Jr. IRA; Donald M. Hartman Jr.; Lisa Marie Hartman; Lisa Marie Hartman IRA; and Hartman XX Holdings, LLC.

"**Allowed**" means, with reference to any Claim (I) proof of which was timely and properly Filed and as to which: (a) no objection to allowance has been interposed within the applicable period fixed by this Combined Disclosure Statement and Plan, the Bankruptcy Code, the Bankruptcy Rules, the Local Rules, or the Bankruptcy Court; (b) an objection has been interposed and either (i) such Claim has been allowed, in whole or in part, by a Final Order or (ii) the objection to allowance has been withdrawn with prejudice or otherwise resolved by written agreement between the Debtor or Reorganized Debtor, as appropriate, and the Holder of such Claim; or (c) the Claim has been Allowed by written agreement between the Debtor or Reorganized Debtor, as

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8 US_300412569v6 appropriate, and the Holder of such Claim; or (II) if a Proof of Claim that was timely and properly filed asserts a Claim amount in excess of the amount that has been or hereafter is listed by the Debtor on its Schedules as liquidated in amount and not disputed or contingent, the portion of such claim that has been or hereafter is listed by the Debtor on its Schedules as liquidated in amount and not disputed or contingent; (III) if a Proof of Claim that was timely and properly filed asserts a Claim amount less than the amount that has been or hereafter is listed by the Debtor on its Schedules as liquidated in amount and not disputed or contingent, the amount of such claim that has been asserted in such Proof of Claim; or (IV) if no Proof of Claim was Filed, a Claim that has been or hereafter is listed by the Debtor on its Schedules as liquidated in amount and not disputed or contingent. The amount of each Allowed Claim shall be reduced by any payments received during the Chapter 11 Case and in no case shall the aggregate value of all property received or retained under the Plan on account of any Allowed Claim exceed 100 percent of the underlying Allowed Claim. “Assumption Schedule” means the list of contracts to be assumed by the Debtor and assigned to Silver Star Borrower on the Effective Date, as attached hereto as Exhibit A. The Debtor or the Reorganized Debtor, as appropriate, reserves the right to amend the Assumption Schedule at any time up to and including the later of (i) Confirmation or (ii) ten (10) days after entry of a Final Order resolving any objection lodged by the counterparty to an Executory Contract or Lease regarding the proposed assumption and assignment, adequate protection, and/or Cure. “Bankruptcy Code” means title 11 of the United States Code, 11 U.S.C. §§ 101 et seq. “Bankruptcy Court” means the United States Bankruptcy Court for the District of Delaware or, if such Court ceases to exercise jurisdiction over the Chapter 11 Case, such court or adjunct thereof that exercises jurisdiction over the Chapter 11 Case in lieu of the United States Bankruptcy Court for the District of Delaware. “Bankruptcy Rules” means the Federal Rules of Bankruptcy Procedure, as promulgated by the United States Supreme Court under section 2075 of title 28 of the United States Code, as amended from time to time. “Bar Date” means, with respect to any Claim, the specific date established in the Bar Date Order as the last day for filing Proofs of Claim against the Debtor. “Bar Date Order” means the Order Granting Motion of Debtor for an Order (I) Establishing Bar Dates for Filing Proofs of Claim; (II) Approving the Form and Manner of Notice Thereof; and (III) Granting Related Relief [Docket No. 162]. “Business Day” means any day other than a Saturday, Sunday, or any other day on which commercial banks in New York, New York are required or authorized to close by law or executive order. “Cash” means legal tender of the United States of America or equivalents thereof, including, without limitation, payment in such tender by check, wire transfer, or any other customary payment method. Case 23-11452-MFW Doc 645-1 Filed 02/26/24 Page 10 of 127

9 US_300412569v6 “Cause of Action” means any Claim, cause of action, controversy, right of setoff, cross claim, counterclaim, or recoupment and any claim on contracts or for breaches of duties imposed by law or in equity, demand, right, action, lien, indemnity, guaranty, suit, obligation, liability, damage, judgment, account, defense, power, privilege, license, or franchise of any kind or character whatsoever, known, unknown, fixed or contingent, matured or unmatured, suspected or unsuspected, liquidated or unliquidated, disputed or undisputed, secured or unsecured, assertable directly or derivatively, whether arising before, on, or after the Petition Date, in contract or in tort, in law or in equity, or pursuant to any other theory of law. “Chapter 11 Case” means the chapter 11 case initiated by the Debtor’s filing on the Petition Date of a voluntary petition for relief in the Bankruptcy Court under chapter 11 of the Bankruptcy Code, captioned In re Hartman SPE, LLC, Case No. 23-11452 (MFW). “Claim” shall have the meaning set forth in Bankruptcy Code section 101(5). “Claims Register” means the official register of Claims maintained on https://www.pacer.gov/. “Class” means any group of substantially similar Claims or Interests classified by this Combined Disclosure Statement and Plan pursuant to Bankruptcy Code sections 1122 and 1123(a)(1). “Clerk” means the Clerk of the Bankruptcy Court. “Combined Disclosure Statement and Plan” means this combined disclosure statement and chapter 11 plan of reorganization, as the same may be amended or modified, including, without limitation, all exhibits, supplements, appendices, and schedules hereto, either in their present form or as the same may be altered, amended, or modified from time to time. “Company” means Hartman SPE, LLC. “Confirmation” means confirmation of this Combined Disclosure Statement and Plan pursuant to Bankruptcy Code section 1129. “Confirmation Date” means the date on which the Confirmation Order is entered on the Bankruptcy Court Docket in this Chapter 11 Case. “Confirmation Hearing” means the hearing held by the Bankruptcy Court to consider (a) approval of this Combined Disclosure Statement and Plan as providing adequate information pursuant to Bankruptcy Code section 1125, and (b) Confirmation of this Combined Disclosure Statement and Plan pursuant to Bankruptcy Code section 1129, as such hearing may be adjourned or continued from time to time. “Confirmation Hearing Notice” means the notice of the Confirmation Hearing. “Confirmation Order” means the order of the Bankruptcy Court confirming this Combined Disclosure Statement and Plan pursuant to Bankruptcy Code section 1129. Case 23-11452-MFW Doc 645-1 Filed 02/26/24 Page 11 of 127

10 US_300412569v6 “Creditor” means any Person that is the Holder of a Claim against the Debtor. “Cure” means all amounts, including an amount of $0.00, required to cure any monetary or non-monetary defaults under any Executory Contract or Unexpired Lease (or such lesser amount as may be agreed upon by the parties under an Executory Contract or Unexpired Lease) that is to be assumed by the Debtor and assigned by Silver Star Borrower pursuant to Bankruptcy Code sections 365 or 1123. “Debtor” means Hartman SPE, LLC in its capacity as the debtor in the Chapter 11 Case unless otherwise noted. “Deficiency Claim” means a General Unsecured Claim for the difference between (a) the aggregate amount of a Secured Claim and (b) the value received on account of the portion of such Allowed Claim that is a Secured Claim. “Disallowed” means, when used in reference to a Claim, all or that portion, as applicable, of any Claim that has been disallowed under this Combined Disclosure Statement and Plan, the Bankruptcy Code, applicable law, or by Final Order. “Disbursing Agent” means the Reorganized Debtor or the Entity or Entities selected by the Debtor or the Reorganized Debtor, as applicable, to make or facilitate Distributions pursuant to this Combined Disclosure Statement and Plan. “Disputed” means any Claim or Interest, or any portion thereof, that is (a) listed on the Schedules as unliquidated, disputed, and/or contingent for which no Proof of Claim in a liquidated and non-contingent amount has been Filed, or (b) the subject of an objection or request for estimation Filed by the Debtor, the Reorganized Debtor, or any other party in interest in accordance with applicable law and which objection has not been withdrawn, resolved, or overruled by a Final Order. “Distribution” means any distribution to the Holders of Allowed Claims. “Distribution Record Date” means the date for determining which Holders of Claims and Interests are eligible to receive Distributions under this Combined Disclosure Statement and Plan, which date shall be the Effective Date. “Docket” means the docket in the Chapter 11 Case maintained by the Clerk. “Effective Date” means the date on which the conditions specified in Article XII of this Combined Disclosure Statement and Plan have been met or satisfied. “Entity” means an “entity” as defined in Bankruptcy Code section 101(15). “Estate Causes of Action” means any and all Causes of Action of the Debtor, including, but not limited to, the (a) commercial tort claims as defined in Article 9 of the Uniform Commercial Code; (b) Causes of Action against any Person whether sounding in tort, contract, equity, statute or any other legal or equitable theory of recovery; (c) the non-exclusive right to seek a determination by the Bankruptcy Court or any other court of competent jurisdiction of any tax, Case 23-11452-MFW Doc 645-1 Filed 02/26/24 Page 12 of 127

11 US_300412569v6 fine or penalty relating to a tax, or any addition to a tax, under Bankruptcy Code section 505 or other applicable law; and (d) all other rights, Claims or Causes of Action. Estate Causes of Action shall include, for the avoidance of doubt, direct or derivative Claims or Causes of Action against (i) any other Person who transacted business or engaged in conduct with the Debtor to the Debtor’s detriment, specifically including the Allen Hartman Parties and (ii) any Affiliates of the Persons within subsection (i) of this sentence. “Estate” means the estate of the Debtor created upon the commencement of the Chapter 11 Case pursuant to Bankruptcy Code section 541. “Exculpated Parties” means each of the following solely in their capacity as such on or after the Petition Date and before the Effective Date: (a) the Debtor, (b) the Debtor’s current manager and that manager’s directors and officers, (c) Michael Racusin, (e) the Committee and its members (solely in their capacity as members of the Committee), and (f) the Professionals. The term “Exculpated Parties” shall not include the Allen Hartman Parties. “Exit Facility” means, collectively, one or more first-lien (as to other Holders of Claims and Interests), senior and junior secured mortgage loans, as reflected in the Exit Facility Documents. The material terms of the Exit Facility are set forth on the Exit Facility Term Sheet (as modified during underwriting) and will be set forth in full in the Exit Facility Documents that will be filed as part of the Plan Supplement, as may be finalized prior to closing. “Exit Facility Credit Agreement” means the loan agreements governing the Exit Facility. “Exit Facility Documents” means, collectively, the Exit Facility Credit Agreement and all other agreements, documents, and instruments delivered or to be entered into in connection therewith. “Exit Facility Term Sheet” means the indicative term sheet agreed to by the Lender, Debtor and affiliates of the Debtor, a summary of which attached hereto as Exhibit C. “Exit Lender” means, collectively, BSPRT CRE Finance, LLC, a Delaware limited liability company, or an affiliate thereof, and RMWC Silver Star Lending LLC, a Delaware limited liability company, or an affiliate thereof, as such entity provides senior and junior financing under the Exit Facility Documents, as applicable, to Silver Star Borrower. “Executory Contract” means a contract to which the Debtor is a party and that is subject to assumption or rejection under section 365 of the Bankruptcy Code. “Federal Judgment Rate” means the rate under 28 U.S.C. § 1961 in effect as of the Petition Date. “File, Filed, or Filing” means file, filed, or filing with the Bankruptcy Court in the Chapter 11 Case. “Final Decree” means the order entered pursuant to Bankruptcy Code section 350 and Bankruptcy Rule 3022 closing the Chapter 11 Case. Case 23-11452-MFW Doc 645-1 Filed 02/26/24 Page 13 of 127

12 US_300412569v6 “Final Order” means an order or judgment of the Bankruptcy Court or any other court of competent jurisdiction that has been entered on the Docket in the Chapter 11 Case (or the docket of such other court) that is not subject to a stay and has not been modified, amended, reversed or vacated and as to which (a) the time to appeal, petition for certiorari or move for a new trial, re-argument or rehearing pursuant to Bankruptcy Rule 9023 has expired and as to which no appeal, petition for certiorari or other proceedings for a new trial, re-argument or rehearing shall then be pending, or (b) if an appeal, writ of certiorari, new trial, re-argument or rehearing thereof has been sought, such order or judgment shall have been affirmed by the highest court to which such order was timely and properly appealed, or certiorari shall have been denied or a new trial, re-argument or rehearing shall have been denied or resulted in no modification of such order, and the time to take any further appeal, petition for certiorari or move for a new trial, re-argument or rehearing shall have expired. “First Day Declaration” means the Declaration of David Wheeler in Support of Chapter 11 Petition and First Day Pleadings [Docket No. 3]. “First Day Motions” means the Debtor’s motions filed upon the commencement of the Chapter 11 Case [Docket Nos. 4, 5, 6, 7, 8, 9, 13, and 15]. “First Lien Claim” means the Claim held by the Prepetition Lender. “General Bar Date” means November 13, 2023, at 5:00 p.m. Eastern Time, the date established by the Bankruptcy Court pursuant to the Bar Date Order for the submission of Proofs of Claim against the Debtor. “General Unsecured Claims” means any unsecured Claim against the Debtor that is not a Priority Claim, Administrative Expense Claim, Professional Fee Claim, Priority Tax Claim, First Lien Claim, or Other Secured Claim and is not entitled to a priority under the Bankruptcy Code or any order of the Bankruptcy Court. “Governmental Bar Date” means March 11, 2024, at 5:00 p.m. Eastern Time, the date established by the Bankruptcy Court pursuant to the Bar Date Order for the submission of Proofs of Claim by Governmental Units against the Debtor. “Governmental Unit” means a “governmental unit” as defined in Bankruptcy Code section 101(27). “Hartman Minority Member” means Hartman vREIT XXI, Inc., the Holder of 2.47% of the Debtor’s Interests. “Holder” means the holder of any Claim or Interest. “Intercompany Claims” means Claims owing by the Debtor to SPE Manager or other Affiliates. “Interests” means all equity interests in the Debtor, including, but not limited to, all issued, unissued, authorized, or outstanding shares or membership interests together with any warrants, options, or contract rights to purchase or acquire such interests at any time. Case 23-11452-MFW Doc 645-1 Filed 02/26/24 Page 14 of 127

13 US_300412569v6 “Impaired” means, with respect to any Class, a Class that is impaired within the meaning of section 1124 of the Bankruptcy Code. “KeyBank” means KeyBank National Association, as Master Servicer and Special Servicer for U.S. Bank National Association, solely in its capacity as Trustee for the benefit of the Holders of the GS Mortgage Securities Trust 2018-HART, Commercial Mortgage Pass-Through Certificates, Series 2018-HART and the RR Interest Owner. “Lien” has the meaning set forth in section 101(37) of the Bankruptcy Code. “Local Rules” means the Local Rules of Bankruptcy Practice and Procedure of the United States Bankruptcy Court for the District of Delaware. “Majority Member” means Hartman XX Limited Partnership, the Holder of 97.53% of the Debtor’s Interests. “Management Agreement” means the Real Estate Property Management Agreement between the Debtor and Property Manager. “New Organizational Documents” means, if any, the certificates of formation, limited liability company agreements, partnership agreements, certificates of incorporation, bylaws, stockholders’ agreement, or any similar entity organizational or constitutive document, as applicable, for the Reorganized Debtor, which shall be consistent with this Combined Disclosure Statement and Plan and section 1123(a)(6) of the Bankruptcy Code (as applicable, and shall otherwise be in form and substance reasonably acceptable to the Majority Shareholder and the Exit Lenders) and will be filed with the Plan Supplement. “Other Secured Claims” means Secured Claims other than the Prepetition Lender Secured Claim, which are primarily composed of Claims secured under mechanic’s or materialmen’s lien statutes under applicable law. “Person” means a “person” as defined in Bankruptcy Code section 101(41). “Petition Date” means September 13, 2023, the date on which the Debtor filed its voluntary petition for relief under chapter 11 of the Bankruptcy Code. “Plan Documents” means this Combined Disclosure Statement and Plan and the Plan Supplement. “Plan Supplement” means the appendix of schedules and exhibits to be Filed with the Bankruptcy Court at least seven (7) days before the Confirmation Hearing that will include: (1) the Exit Facility Documents; (2) the New Organizational Documents, if applicable; (3) the Rejected Executory Contracts and Unexpired Leases Schedule; and (4) financial projections. “Portfolio Borrower” means Silver Star CRE II, LLC, a Delaware special purpose entity and affiliate of the Debtor. Portfolio Borrower is wholly owned by Portfolio Mezzanine Borrower and will serve as co-borrower with Silver Star Borrower under the Exit Facility Documents. Case 23-11452-MFW Doc 645-1 Filed 02/26/24 Page 15 of 127

14 US_300412569v6 “Portfolio Mezzanine Borrower” means Silver Star Mezzanine Borrower II, LLC, a Delaware special purpose entity and affiliate of the Debtor. “Prepetition Lender” means U.S. Bank National Association, solely in its capacity as Trustee for the benefit of the Holders of the GS Mortgage Securities Trust 2018-HART, Commercial Mortgage Pass-Through Certificates, Series 2018-HART and the RR Interest Owner. “Prepetition Lender Secured Claim” means the Allowed Class 1 Secured Claim of the Prepetition Lender in the principal amount of $217,276,867.59 as of November 27, 2023. The amount to be paid in satisfaction of the Prepetition Lender Secured Claim shall be subject to adjustment as of the date it is paid in full, with such payment to include all amounts due or to come due under the Prepetition Loan Documents. “Prepetition Loan” means that certain secured term loan agreement with Goldman Sachs Mortgage, as lender, in the original principal amount of $259 million. “Prepetition Loan Documents” means the Loan Agreement dated as of October 1, 2018, between Hartman SPE, LLC, as Borrower, Goldman Sachs Mortgage Company, as Lender, as amended, restated, supplemented, or otherwise modified from time to time, along with any other agreements and documents executed or delivered in connection therewith. “Priority Claims” means any Claim entitled to priority pursuant to Bankruptcy Code section 507(a) other than Administrative Expense Claims and Priority Tax Claims. Unless otherwise indicated, “Priority Claims” does not include Priority Tax Claims. “Priority Tax Claims” means any Claim of a Governmental Unit entitled to priority under Bankruptcy Code § 507(a)(8). “Pro Rata” means the proportion that an Allowed Claim in a particular Class bears to the aggregate amount of Allowed Claims in the same Class. “Professional Fee Claims Bar Date” means the date that is 60 days after the Effective Date for Professional Fee Claims to be Filed. “Professional Fee Claims” means all Claims for compensation and reimbursement of expenses by Professionals to the extent Allowed by the Bankruptcy Court. “Professional” means any professional Person employed in the Chapter 11 Case pursuant to Bankruptcy Code section 327, 328, 363, or 1103 pursuant to an Order of the Bankruptcy Court who is to be compensated for services rendered pursuant to Bankruptcy Code sections 327, 328, 329, 330, 331, or 363. “Proof of Claim” means a proof of Claim Filed against the Debtor in accordance with the Bar Date Order or any other order by the Court requiring the fixing of Claims. “Properties” means the Debtor’s portfolio of owned real property and “Property” refers to an individual property in the Debtor’s portfolio. Case 23-11452-MFW Doc 645-1 Filed 02/26/24 Page 16 of 127

15 US_300412569v6 “Property Manager” means Silver Star Property Management, Inc. (f/k/a Hartman Income REIT Management, LLC). “Reinstate,” “Reinstated” or “Reinstatement” means (a) leaving unaltered the legal, equitable and contractual rights to which a Claim or Interest Holder is entitled so as to leave such Claim or Interest Unimpaired in accordance with § 1124 of the Bankruptcy Code, or (b) notwithstanding any contractual provision or applicable law that entitles the Claim Holder to demand or receive accelerated payment of such Claim after the occurrence of a default, (i) curing any such default that occurred before or after the Petition Date, other than a default of a kind specified in § 365(b)(2) of the Bankruptcy Code; (ii) reinstating the maturity of such Claim as such maturity existed before such default; (iii) compensating the Claim Holder for any damages incurred as a result of any reasonable reliance by such Claim Holder on such contractual provision or such applicable law; and (iv) not otherwise altering the legal, equitable or contractual rights to which such Claim entitles the Claim Holder; provided, however, that any contractual right that does not pertain to the payment when due of principal and interest on the obligation on which such Claim is based, including, but not limited to, financial covenant ratios, negative pledge covenants, covenants or restrictions on merger or consolidation, “going dark” provisions, and affirmative covenants regarding corporate existence prohibiting certain transactions or actions contemplated by this Combined Disclosure Statement and Plan, or conditioning such transactions or actions on certain factors, shall not be required to be cured or reinstated in order to accomplish Reinstatement. “Rejected Executory Contracts and Unexpired Leases Schedule” means the schedule of Rejected Executory Contracts and Unexpired Leases that will be filed as part of the Plan Supplement. The Debtor or the Reorganized Debtor, as appropriate, reserves the right to amend the Rejected Executory Contracts and Unexpired Leases Schedule at any time up to and including the later of (i) Confirmation or (ii) ten (10) days after entry of a Final Order resolving any objection lodged by the counterparty to an Executory Contract or Lease regarding the proposed assumption and assignment, adequate protection, and/or Cure. “Rejection Claims” means any Claim arising from, or relating to, the rejection of an Executory Contract or Unexpired Lease pursuant to Bankruptcy Code section 365(a) by the Debtor, as limited, in the case of a rejected Unexpired Lease, by Bankruptcy Code section 502(b)(6). “Released Parties” means the parties receiving a release from the debtor as set forth in Article XI.C. “Reorganized Debtor” means Hartman SPE, LLC, as reorganized pursuant to this Combined Disclosure Statement and Plan, or any successors thereto, on or after the Effective Date. “Restructuring Transactions” has the meaning set forth in Article VIII.E. “Schedules” means the schedules of assets and liabilities, the list of Holders of Interests, and the statements of financial affairs Filed by the Debtor under Bankruptcy Code section 521 and Bankruptcy Rule 1007, and all amendments and modifications thereto. “Secured Claims” means Claims which are: (a) secured by a valid and perfected lien in collateral which is enforceable pursuant to applicable law, the amount of which is equal to or less Case 23-11452-MFW Doc 645-1 Filed 02/26/24 Page 17 of 127

16 US_300412569v6 than the value of such collateral (i) as set forth in this Combined Disclosure Statement and Plan, (ii) as agreed to by the Holder of such Claim and the Debtor, or (iii) as determined by a Final Order in accordance with Bankruptcy Code section 506(a); or (b) subject to a valid right of setoff under Bankruptcy Code section 553. “Silver Star Borrower” means Silver Star CRE, LLC, a Delaware special purpose entity that is wholly owned by Silver Star Mezzanine Borrower. “Silver Star Mezzanine Borrower” means Silver Star Mezzanine Borrower, LLC, a Delaware special purpose entity wholly owned by the Debtor. “SPE Manager” means Hartman SPE Management, LLC, the Debtor’s manager. “State Court” means the District Court of Harris County, Texas. “State Court Lawsuit” means Cause No. 2023-17944, pending in the State Court. “Statutory Fees” means all fees payable to the U.S. Trustee pursuant to section 1930 of Title 28 of the U.S. Code together with the statutory rate of interest set forth in section 3717 of Title 31 of the U.S. Code to the extent applicable. “Tax Code” means the United States Internal Revenue Code, as amended. “Trust” means the GS Mortgage Securities Trust 2018-HART. “Unimpaired” means, with respect to a Class of Claims or Interests, such Class is not Impaired. “U.S. Bank” means U.S. Bank National Association, solely in its capacity as Trustee for the benefit of the Holders of the GS Mortgage Securities Trust 2018-HART, Commercial Mortgage Pass-Through Certificates, Series 2018-HART and the RR Interest Owner. “U.S. Trustee” means the Office of the United States Trustee for the District of Delaware. “Unexpired Lease” means a lease to which the Debtor is a party that is subject to assumption or rejection under section 365 of the Bankruptcy Code. B. Interpretation; Application of Definitions, and Rules of Construction The following rules of construction, interpretation, and application shall apply: (1) Wherever from the context it appears appropriate, each term stated in either the singular or the plural shall include both the singular and the plural and pronouns stated in the masculine, feminine, or neuter gender shall include the masculine, feminine, and neuter genders. (2) Unless otherwise specified, each section, article, schedule, or exhibit reference in this Combined Disclosure Statement and Plan is to the respective section in, article of, schedule to, or exhibit to this Combined Disclosure Statement and Plan. Case 23-11452-MFW Doc 645-1 Filed 02/26/24 Page 18 of 127

17 US_300412569v6 (3) The words “herein,” “hereof,” “hereto,” “hereunder,” and other words of similar import refer to this Combined Disclosure Statement and Plan as a whole and not to any particular section, subsection, or clause contained in this Combined Disclosure Statement and Plan. (4) The rules of construction contained in Bankruptcy Code section 102 shall apply to the construction of this Combined Disclosure Statement and Plan. (5) A term used herein that is not defined herein but that is used in the Bankruptcy Code shall have the meaning ascribed to that term in the Bankruptcy Code. (6) The headings in this Combined Disclosure Statement and Plan are for convenience of reference only and shall not limit or otherwise affect the provisions of this Combined Disclosure Statement and Plan. (7) Unless otherwise provided, any reference in this Combined Disclosure Statement and Plan to an existing document, exhibit, or schedule means such document, exhibit, or schedule as may be amended, restated, revised, supplemented, or otherwise modified. (8) In computing any period of time prescribed or allowed by this Combined Disclosure Statement and Plan, the provisions of Bankruptcy Rule 9006(a) shall apply. IV. DISCLOSURES A. General Background 1. Overview of Business Operations The Debtor is a Delaware special purpose entity formed on July 19, 2018. As of the Petition Date, it held title to 35 Properties that included office, retail, and industrial properties with an estimated value of over $400 million. The Debtor is the sole owner of each Property. From the Petition Date to the date of this Combined Disclosure Statement and Plan, the Debtor sold seven (7) Properties for an aggregate, gross sales price of approximately $80.7 million. Sales will continue during the pendency of the Chapter 11 Case. Prepetition, the Debtor began the process of transitioning its Properties from office, retail, and industrial assets into self-storage properties. On the Effective Date, the Debtor will transfer its remaining Properties to Silver Star Borrower. After the Effective Date, the Reorganized Debtor will be the sole member of Silver Star Mezzanine Borrower, which will, in turn, be the sole member of Silver Star Borrower. Thus, Silver Star Borrower will be the owner of the Debtor’s Properties remaining on the Effective Date and will continue to transition those Properties from office, retail, and industrial properties into self-storage assets. Although the Debtor itself is manager-managed by SPE Manager, the Properties are managed by the Debtor’s affiliate (Property Manager) pursuant to the Management Agreement. Substantially all the Debtor’s back-office and vendor-procurement services, including Case 23-11452-MFW Doc 645-1 Filed 02/26/24 Page 19 of 127

18 US_300412569v6 management and employees, are provided by Property Manager through the Management Agreement. Except for tenant lease agreements, which are signed by the Debtor, Property Manager is the entity that generally executes executory contracts with the vendors who provide services to the Debtor, as well as other non-debtor entities within the corporate enterprise. In some instances, the Debtor remits payment equal to its share of services received to vendors directly. In other instances, and in the ordinary course of business, the Debtor reimburses the non-Debtor affiliates for the reasonable and necessary expenses incurred or monies advanced in connection with the management and operation of the Debtor’s properties. 2. Capital Structure of the Company (i) Equity The Debtor’s members are the Majority Member, owner of 97.53% of the Debtor’s Interests, and the Hartman Minority Member, owner of 2.47% of the Debtor’s Interests. Silver Star Properties REIT, Inc., the Debtor’s ultimate, indirect parent, is a non-traded public REIT with approximately 4,300 shareholders. (ii) Secured Debt On October 1, 2018, the Debtor closed on the Prepetition Loan, a term loan agreement with Goldman Sachs Mortgage, as lender, in the principal amount of $259 million that was secured by, among other things, first mortgages, deeds of trust, and similar instruments on the Debtor’s fee simple interest in 39 office, retail, and industrial properties located in Houston, Dallas/Ft. Worth, and San Antonio Texas.4 The mortgages were securitized and sold into the commercial mortgage-backed securities market. KeyBank acts as servicer and special servicer for the debt and U.S. Bank National Association acts as certificate administrator, custodian, and trustee. The Loan Agreement had an initial maturity of October 9, 2020, with three, one-year extension options. On October 9, 2022, the Debtor exercised the third and final one-year maturity date extension option to extend the maturity date to October 9, 2023. On October 19, 2022, the Debtor received notice of an Event of Default (as defined under the Prepetition Loan Documents) from KeyBank. The default arose from the Debtor’s alleged noncompliance with the Prepetition Loan Documents’ insurance requirements relating to a single property, which has since been sold. The Event of Default triggered cash management provisions that have been in effect since November 2022, restricting the Debtor’s access to tenant receipts, which is discussed in the Motion of the Debtor for Interim and Final Orders (I) Authorizing Debtor to (A) Continue Using Existing Cash Management Systems, Bank Accounts and Business Forms, (B) Implement Changes to its Cash Management System in the Ordinary Course of Business, and (C) Continue to Perform Intercompany Transactions; and (II) Granting Released Relief [Docket No. 13]. 4 The Debtor sold four properties prior to the Petition Date. Case 23-11452-MFW Doc 645-1 Filed 02/26/24 Page 20 of 127

19 US_300412569v6 As of the Petition Date, the Prepetition Loan had an outstanding balance of approximately $217.3 million. In addition to the Prepetition Loan, certain of the Debtor’s Properties are subject to mechanic and materialman liens, which are currently under review. All Allowed Claims arising from valid mechanic and materialman liens will be satisfied pursuant to this Combined Disclosure Statement and Plan by attaching to the proceeds of the Exit Loan Facility. (iii) Sales Tax, Gross Receipts Tax, Income Tax, and Ad Valorem Tax Liabilities In the ordinary course of business, the Debtor’s operations gave rise to sales tax, gross receipts tax, income tax, and ad valorem tax liabilities. The Debtor obtained interim authority from the Bankruptcy Court to pay such taxes by order entered on September 15, 2023 [Docket No. 32] and final authority on October 16, 2023 [Docket No. 156]. In addition, as described further below, certain of the Debtor’s ad valorem tax liabilities constitute secured claims and, with the Bankruptcy Court’s approval, have been or will be satisfied from designated sales proceeds generated by certain of the Debtor’s sale of properties that the applicable tax authorities asserted were subject to liens securing such taxes. (iv) Unsecured Debt and Trade Creditors The Debtor’s review and reconciliation of Filed Proofs of Claim is ongoing. Except as noted below, amounts disclosed are taken from the Debtor’s Schedules. Trade and Other Unsecured Debt. The Debtor’s Schedules reflect trade and other unsecured debt (excluding amounts noted above) as of the Petition Date in the approximate amount of $20.6 million. Priority Claims and Priority Tax Claims. The Debtor’s Schedules do not reflect any liquidated priority unsecured debts owing as of the Petition Date. Summary. As of the Petition Date, as reflected in the Debtor’s Schedules, the aggregate amount owed to all the Debtor’s prepetition secured and unsecured debtholders was approximately $242 million. 3. Events Precipitating the Chapter 11 Filing On October 1, 2018, the Debtor closed on the Prepetition Loan in the principal amount of approximately $259 million. The Prepetition Loan was secured by, among other things, first mortgages, deeds of trust, and similar instruments on the Debtor’s fee simple interest in 39 office, retail, and industrial properties located in Houston, Dallas/Ft. Worth, and San Antonio Texas. The Prepetition Loan had an initial maturity of October 9, 2020, with three, optional one-year extension options. On October 9, 2022, the Debtor exercised the third and final one-year maturity date extension agreement to extend the Maturity Date to October 9, 2023. Prepetition, the Debtor began the process of transitioning its business model from office, industrial, and retail space into self-storage and began liquidating its portfolio of Properties to Case 23-11452-MFW Doc 645-1 Filed 02/26/24 Page 21 of 127

20 US_300412569v6 facilitate the transition. The Debtor’s efforts have led to a substantial pay down of the Prepetition Loan and opened the door for refinancing. In this regard, on January 4, 2023, the Debtor and certain affiliates engaged Raymond James & Associates Inc. (“Raymond James”) to assist it in obtaining a loan, the proceeds of which would be used to, among other things, refinance the Prepetition Loan. Debtor and Raymond James made substantial progress and, after considering a number of alternatives, signed a preliminary term sheet with Exit Lender in June 2023, on terms similar to those set forth on the Exit Facility Term Sheet, with certain Debtor and non-debtor owned properties to serve as collateral. The Debtor, however, was unable to consummate the loan due to the improper cloud on title caused by the actions of Allen R. Hartman and the Hartman Minority Member that holds a 2.47% Interest in the Debtor. On March 20, 2023, the Hartman Minority Member and Allen R. Hartman filed Plaintiff’s Original Petition in the District Court of Harris County Texas, commencing the State Court Lawsuit. The Original Petition has been amended twice, resulting in the Plaintiff’s Third Amended Original Petition and Petition for Declaratory Relief filed on September 4, 2023, naming the following defendants: Silver Star Properties REIT, Inc. (f/k/a Hartman Short Term Income Properties XX, Inc.), Hartman Income REIT Property Holdings, LLC, Hartman XXI Advisors, LLC, Silver Star Property Management, Inc., Hartman SPE, LLC (the Debtor), Hartman Income REIT, Inc. and Hartman Retail I, DST. The current plaintiffs in the State Court Lawsuit are the Hartman Minority Member, Allen R. Hartman, and REIT Property Management, LLC. Although the Original Petition was filed in March 2023, the Debtor did not receive notice of the lawsuit until July 19, 2023, when it received a copy of the petition for the first time as an attachment to an improper lis pendens the Hartman Minority Member filed against one of its Properties. The Hartman Minority Member has since filed multiple improper lis pendens against the Debtor’s Properties. As relevant here, the Third Amended Original Petition alleges that the Hartman Minority Member, via its 2.47% membership interest in the Debtor, owns an undivided interest in the Debtor’s Properties. Specifically, the Hartman Minority Member alleges that: Plaintiff Hartman XXI owns a 2.47% interest in Hartman SPE, LLC, a wholly owned subsidiary of Silver Star. Hartman XXI also owns both common shares and operating unit in Silver Star. Therefore, pursuant to these ownership rights, Hartman XXI owns an undivided interest, legal and equitable or otherwise, in the properties owned by Defendant Hartman SPE, LLC. Am. Pet. at 8. The defendants in the State Court Lawsuit filed a motion to expunge or cancel the lis pendens on July 25, 2023, and a motion to dismiss the Amended Petition on August 8, 2023; however, the State Court had not ruled as of the Petition Date. Not only did the Hartman Minority Member’s actions prevent the Debtor from obtaining financing, but they also threatened the Debtor’s ability to sell its Properties. For example, to close on the prepetition sale of its Prestonwood Park property, the Debtor was required to reduce the purchase price by $125,000, place $2.7 million into escrow, and provide various indemnities, all Case 23-11452-MFW Doc 645-1 Filed 02/26/24 Page 22 of 127

21 US_300412569v6 as a direct result of the Hartman Minority Member’s allegations in the State Court Lawsuit. This escrow was in addition to $1 million the buyer had to place into escrow pending resolution of the cloud on title. The State Court Plaintiff’s actions are particularly troubling since they were fully aware that the Prepetition Loan was in default and would mature on October 9, 2023. Despite this, the plaintiffs continued with their course of action, leaving the Debtor with no viable option other than to file for bankruptcy relief before the Prepetition Loan matured in order to preserve the purchase and sale agreements that were negotiated prior to the Petition Date. Because of this, in early September 2023, the Debtor’s management team, together with its professionals, determined that a chapter 11 process that includes section 363 sales of property free and clear of all Liens, Claims, encumbrances, and other interests (including the cloud on title) was the best and most value maximizing path forward. B. The Chapter 11 Case 1. First Day Orders On the Petition Date, the Debtor Filed the First Day Motions to transition into operations during the Chapter 11 Case, stabilize operations, and preserve relationships with vendors, clients, and employees. The First Day Motions requested relief from the Bankruptcy Court to, among other things: (a) maintain the Debtor’s cash management system; (b) obtain authority to use cash collateral; (c) pay insurance, taxes, and other amounts in the ordinary course; and (d) provide adequate assurance to utility companies. In support of the motions, the Debtor relied upon the First Day Declaration. The Bankruptcy Court held a hearing on the First Day Motions on September 15, 2023, and granted the relief sought in the First Day Motions on an interim basis. In the absence of objections, no hearing was necessary for final approval of the First Day Motions. The Bankruptcy Court entered final orders on the First Day Motions on or about October 16, 2023. 2. The Declaratory Judgment Action On September 28, 2023, the Debtor filed an Adversary Complaint against the Hartman Minority Member seeking, among other relief, a declaratory judgment that the Hartman Minority Member has no interest in the Properties and the Debtor is entitled to an order discharging and expunging the improper lis pendens the Hartman Minority Member filed against certain of the Properties. On November 27, 2023, the Bankruptcy Court signed a Stipulated Final Judgment ruling, among other things, that: (a) Hartman Minority Member does not possess any interest in the Debtor’s real property, including, without limitation, the Properties, under Section 24 of the Limited Liability Company Agreement dated July 19, 2018, as amended, and 6 Del. C. § 18-701; and (b) each lis pendens Hartman Minority Member filed against the Debtor’s Properties shall be automatically deemed discharged, expunged and cancelled. With the Stipulated Final Judgment in place, the Debtor and certain of its affiliates and the Exit Lender and certain of its affiliates continued in discussions regarding the terms of one or more loans to be used to refinance the Prepetition Loan, pay Allowed Claims in full, and provide funds Case 23-11452-MFW Doc 645-1 Filed 02/26/24 Page 23 of 127

22 US_300412569v6 to permit the Debtor to continue to transition its business model into self-storage properties, the proposed terms of which are set forth in the indicative Exit Facility Term Sheet. The Exit Facility Documents will be filed with the Plan Supplement and will only be binding upon the parties in accordance with their express terms. 3. Retention of Professionals The Debtor, through various applications that were subsequently approved by the Bankruptcy Court, employed Katten Muchin Rosenman LLP as counsel [Docket No. 159], Chipman Brown Cicero & Cole LLP as local counsel [Docket No. 160], Hirsch & Westheimer, P.C. as special real estate counsel [Docket No. 219] and finance counsel [Docket No. 570], Raymond James as investment banker in relation to the Exit Facility [Docket No. 579], and Epiq Corporate Restructuring as claims and noticing agent [Docket No. 31] and administrative advisor [Docket No. 76]. 4. Appointment of the Committee On September 22, 2023, the U.S. Trustee officially appointed the Committee [Docket No. 56]. The Committee is made up of the following parties: Engie Resources, LLC; Pritchard Industries Southwest, LLC, and Amity Construction Co. The Committee selected Fox Rothschild LLP to serve as its counsel, whose retention was approved by the Court on October 25, 2023 [Docket No. 208] and Phoenix Management Services, LLC as its financial advisor, whose retention was approved by the Court on November 9, 2023 [Docket No. 244]. 5. Cash Collateral On the Petition Date, the Debtor filed its Motion of Debtor for Entry of Interim and Final Orders (I) Authorizing the Use of Cash Collateral; (II) Granting Adequate Protection; (III) Modifying Automatic Stay; (IV) Scheduling a Final Hearing; and (V) Granting Related Relief [Docket No. 15] seeking authority for the consensual use of KeyBank’s cash collateral during the pendency of the Chapter 11 Case. The request was granted on an interim basis on September 15, 2023 [Docket No. 35] and on a final basis on October 16, 2023 [Docket No. 167]. 6. Monthly Reporting, Schedules, and Meeting of Creditors The Debtor has timely filed all monthly operating reports [Docket Nos. 193, 289, 349, and 519] and timely filed its Schedules on October 10, 2023 [Docket Nos. 141 and 142] and amended Schedules on November 13, 2023 [Docket No. 271] and January 16, 2024 [Docket No. 481]. The section 341 meeting of creditors was held on October 18, 2023. 7. Claims Process and Bar Date The Bankruptcy Court entered a Bar Date Order on October 13, 2023 [Docket No. 162]. The General Bar Date was November 13, 2023, and the Governmental Bar Date is March 11, 2024. Case 23-11452-MFW Doc 645-1 Filed 02/26/24 Page 24 of 127

23 US_300412569v6 All creditors holding or wishing to assert unsecured or secured, priority or nonpriority Claims (as defined in Bankruptcy Code section 101(5)) against the Debtor or the Debtor’s Estate, accruing prior to the Petition Date, including Claims arising under Bankruptcy Code section 503(b)(9), were required to file a separate, completed, and executed Proof of Claim Form on account of each such Claim, together with accompanying documentation by the General Bar Date. Governmental Units, as defined by Bankruptcy Code section 101(27), must submit Claims by the Governmental Bar Date. The Debtor believes that after the reconciliation and Claims objection process is complete, the Debtor’s total General Unsecured Claims liability should not be materially more than reported in its Schedules. However, the Debtor’s Claims review is ongoing, and its assessments are subject to change. C. Summary of Assets The Debtor’s estate is currently comprised of 28 Properties with an estimated market value of approximately $285 million. A list of the Properties currently owned by the Debtor is attached hereto as Exhibit B; however, additional sales may occur during the pendency of the Chapter 11 Case. D. Potential Claims and Causes of Action The Bankruptcy Code preserves the Debtor’s rights to prosecute Claims and Causes of Action that exist in and outside of bankruptcy and empowers the Debtor or Reorganized Debtor to prosecute certain Claims that are established by the Bankruptcy Code. This Combined Disclosure Statement and Plan preserves all of the Debtor’s rights with respect to all Estate Causes of Actions, vests the Debtor’s rights in respect of such Estate Causes of Action in the Reorganized Debtor and empowers the Reorganized Debtor to investigate, prosecute, collect, and/or settle the Estate Causes of Action as deemed appropriate by the Debtor or Reorganized Debtor in the exercise of its business judgment. Except as otherwise provided in this Combined Disclosure Statement and Plan, all Estate Causes of Action, known or unknown, that the Debtor and Debtor’s Estate may hold against any Person or Entity shall, on the Effective Date, automatically vest in the Reorganized Debtor, free and clear of all Liens, Claims, encumbrances, and other interests. The Reorganized Debtor shall have the exclusive right, authority, and discretion to institute, prosecute, abandon, settle, or compromise any and all such Causes of Action without the consent or approval of any third party and without any further order of the Bankruptcy Court. From and after the Effective Date, the Reorganized Debtor shall retain and possess the sole and exclusive right to commence, pursue, settle, compromise, or abandon, as appropriate, all Estate Causes of Action, whether arising before or after the Petition Date, in any court or other tribunal. Case 23-11452-MFW Doc 645-1 Filed 02/26/24 Page 25 of 127

Case 23-11452-MFW Doc 645-1 Filed 02/26/24 Page 26 of 127

To date, the Debtor has identified the following potential Claims and Causes of Action that constitute Estate Causes of Action:[5]

- All Claims and Causes of Action arising from or related to the case styled Allen R. Hartman and Hartman vREIT XXI, Inc. v Silver Star Properties REIT, Inc. (f/k/a Hartman Short Term Income Properties XX, Inc.), et al., Case No. 2023-17944 pending in the District of Harris County, Texas, 133rd Judicial District;

- All Claims and Causes of Action arising from or related to the case styled Hartman SPE, LLC v. Hartman vREIT XXI, Inc., Adv. Proc. No. 23-50588-MFW pending in the Bankruptcy Court;

- All Claims and Causes of Action against the Allen Hartman and Hartman vREIT XXI, Inc., including but not limited to those arising under:

    - Texas Business & Commerce Code Section 27.01, including claims for fraud in real estate transactions;

    - RICO claims for conspiracy;

    - Violation of Texas Rule of Civil Procedure 11, including claims for frivolous lawsuits/claims;

    - Breach of fiduciary duty claims;

    - Claims for ultra vires acts;

    - Claims for tortious interference;

    - Claims for self-dealing;

    - Claims for slander of title;

    - Claims under Section 12.0002 of the Texas Civil Practices and Remedies Code; and

    - Claims under Chapter 12 of the Texas Real Property Code.

Creditors and Interest Holders should not assume that the absence of their name from the identified potential Claims and Causes of Action set forth above is indicative of an intent that potential Claims and Causes of Action against such creditor or Holder will not be prosecuted. This Combined Disclosure Statement and Plan preserves all potential Claims and Causes of Action.

[5] Again, this list is non-exclusive. The Debtor and the Committee continue to investigate potential Estate Causes of Action.

24

US_300412569v6

25 US_300412569v6 E. Certain Federal Income Tax Consequences Introduction. The following discussion summarizes certain of the material United States federal income tax consequences expected to result from the implementation of this Combined Disclosure Statement and Plan. This discussion is based on current provisions of the Internal Revenue Code of 1986, as amended (the “Tax Code”), applicable Treasury Regulations, judicial authority, and current administrative rulings and pronouncements of the Internal Revenue Service (the “IRS”). There can be no assurance that the IRS will not take a contrary view, and no ruling from the IRS has been or will be sought. Legislative, judicial, or administrative changes or interpretations may be forthcoming that could alter or modify the statements and conclusions set forth herein. Any such changes or interpretations may or may not be retroactive and could affect the tax consequences to, among others, the Debtor and the Holders of Claims. The following summary is for general information only. The federal income tax consequences of this Combined Disclosure Statement and Plan are complex and subject to significant uncertainties. This summary does not address foreign, state, or local tax consequences of this Combined Disclosure Statement and Plan, nor does it purport to address all of the federal income tax consequences of this Combined Disclosure Statement and Plan. This summary also does not purport to address the federal income tax consequences of this Combined Disclosure Statement and Plan to taxpayers subject to special treatment under the federal income tax laws, such as broker-dealers, tax exempt entities, financial institutions, insurance companies, S corporations, small business investment companies, mutual funds, regulated investment companies, foreign corporations, and nonresident alien individuals. IRS Circular 230 Notice: To comply with U.S. treasury regulations, be advised that any U.S. federal tax advice included in this communication (and it is not intended that any such advice be given in this Combined Disclosure Statement and Plan) is not intended or written to be used, and cannot be used, to avoid any U.S. federal tax penalties or to promote, market, or recommend to another party any transaction or matter. Federal Income Tax Consequences to Creditors. Given that all Allowed Claims are to be paid in full in Cash or Reinstated under this Combined Disclosure Statement and Plan, the Debtor does not anticipate that this Combined Disclosure Statement and Plan will have material income tax consequences for creditors. EACH HOLDER OF A CLAIM IS STRONGLY URGED TO CONSULT ITS OWN TAX ADVISOR REGARDING THE POTENTIAL FEDERAL, STATE, LOCAL, OR FOREIGN TAX CONSEQUENCES OF THE PLAN. F. Certain Risk Factors to Be Considered The following provides a summary of important considerations and risk factors associated with this Combined Disclosure Statement and Plan. However, it is not exhaustive. Holders of Claims against and Interests in the Debtor should read and carefully consider the factors set forth below. The post-Confirmation reorganization of the Debtor involves a degree of risk, however small, and this Combined Disclosure Statement and Plan and certain of its appendices contain forward-looking statements that involve risks and uncertainty. The Reorganized Debtor’s actual results could differ materially from those anticipated in such forward-looking statements as a result Case 23-11452-MFW Doc 645-1 Filed 02/26/24 Page 27 of 127

26 US_300412569v6 of a variety of factors, including those set forth in the following risk factors and elsewhere in this Combined Disclosure Statement and Plan. Holders of Claims or Interests should consider carefully the following factors in addition to the other information contained in this Combined Disclosure Statement and Plan. General Bankruptcy Considerations. This Combined Disclosure Statement and Plan sets forth the means for satisfying the Claims against and Interests in the Debtor. Allowed Claims are expected to be paid in full in Cash on the Effective Date or following their Allowance in accordance with the payment terms of this Combined Disclosure Statement and Plan. Certain Allowed Claims will be Reinstated and paid in full in accordance with their terms. Nevertheless, there are some risks to consummation of this Combined Disclosure Statement and Plan. This Combined Disclosure Statement and Plan has been proposed after a careful consideration of all reasonable restructuring alternatives. Despite the risks inherent in this Combined Disclosure Statement and Plan, as described herein, the Debtor believes that this Combined Disclosure Statement and Plan is in the best interests of Creditors and Holders of Interests when compared to all reasonable alternatives. Section 1129 of the Bankruptcy Code requires, among other things, a showing that confirmation of this Combined Disclosure Statement and Plan will not be followed by liquidation or the need for further financial reorganization of the Debtor. Although the Debtor believes that this Combined Disclosure Statement and Plan will meet such tests, there can be no assurance that the Bankruptcy Court will reach the same conclusion. If a liquidation or protracted reorganization were to occur, there is a significant risk that the value of the Debtor’s enterprise would be substantially eroded to the detriment of all stakeholders. The Debtor’s future results are dependent upon the successful Confirmation and implementation of a plan of reorganization. Failure to obtain this approval in a timely manner could adversely affect the Debtor’s operating results since the Debtor’s relations with tenants and suppliers may be harmed by protracted bankruptcy proceedings. Once a plan of reorganization is approved and implemented, the Debtor’s operating results may be adversely affected by the possible reluctance of prospective tenants and suppliers to do business with a company that recently emerged from bankruptcy proceedings. Claims Estimation. There can be no assurance that the Debtor’s estimated Claim amounts are correct. The actual Allowed amount of Claims likely will differ in some respect from the estimates. The estimated amounts are subject to certain risks, uncertainties, and assumptions. Should one or more of these risks or uncertainties materialize, or should underlying assumptions prove incorrect, the actual Allowed amount of Claims may vary from those estimated herein. The Debtor is subject to the risks and uncertainties associated with the Chapter 11 Case. For the duration of the Chapter 11 Case, the Debtor’s operations and its ability to execute its business strategy will be subject to risks and uncertainties associated with bankruptcy. These risks include, but are not limited to:  the Debtor’s ability to obtain Bankruptcy Court approval with respect to motions filed in the Chapter 11 Case from time to time, including any appeals of such rulings; Case 23-11452-MFW Doc 645-1 Filed 02/26/24 Page 28 of 127

27 US_300412569v6  the Debtor’s ability to comply with and operate under orders entered by the Bankruptcy Court;  the length of time the Debtor will remain in bankruptcy and its ability to successfully emerge;  the Debtor’s ability to develop, prosecute, confirm, and consummate this Combined Disclosure Statement and Plan;  the Debtor’s ability to meet all conditions precedent to the Effective Date of this Combined Disclosure Statement and Plan;  the Debtor’s ability to continue as a going concern;  the ability of third parties to seek and obtain court approval to terminate or shorten the exclusivity period for the Debtor to propose and confirm a Chapter 11 plan of reorganization in order to propose and confirm a competing or alternative plan;  the ability of third parties to seek and obtain court approval for the appointment of a Chapter 11 trustee or conversion the Chapter 11 Case to a chapter 7 case;  the Debtor’s ability to assume or assume and assign material executory contracts and unexpired leases of nonresidential real property; and  the Debtor’s ability to fund and execute its reorganization business plan. A Lengthy Bankruptcy Proceeding Could Disrupt the Debtor’s Business, as Well as Impair the Prospect for Reorganization on the Terms Contained in a Plan. While the Debtor expects that the Chapter 11 Case will be of short duration and will not be unduly disruptive to its business, there is no assurance that this will be the case. An extended stay in bankruptcy could have adverse effects on the Debtor’s operations, including that tenants could opt to move after their lease term or otherwise execute termination options or the Debtor’s business partners could demand financial assurances or enhanced performance, any of which could impair business prospects. The Debtor Will Also Be Subject to Risks and Uncertainties with Respect to the Actions and Decisions of its Creditors and other Third Parties Who Have Interests in The Chapter 11 Case that May Be Inconsistent with the Debtor’s Plans. These risks and uncertainties could affect the Debtor’s business and operations in various ways. For example, negative events or publicity associated with the Chapter 11 Case could adversely affect the Debtor’s relationships with its vendors and tenants, which in turn could adversely affect the Debtor’s operations and financial condition. Also, the Debtor needs Bankruptcy Court approval for transactions outside the ordinary course of business, which may limit the Debtor’s ability to respond timely to events or take advantage of opportunities. Because of the risks and uncertainties associated with the Chapter 11 Case, the Debtor cannot predict or quantify the ultimate impact that events occurring during the Chapter 11 Case will have on its business, financial condition, and results of operations. Case 23-11452-MFW Doc 645-1 Filed 02/26/24 Page 29 of 127

28 US_300412569v6 The Court May Require the Debtor to Solicit Votes. The Debtor does not intend to impair Claims or Interests under this Combined Disclosure Statement and Plan. Nevertheless, there can be no assurance that the Bankruptcy Court will agree that claims and interests are Unimpaired and require solicitation of acceptances. Failure to Obtain Exit Financing. Failure to obtain adequate exit financing could result in delayed recovery for Holders of Claims entitled to a Distribution. Additional Administrative Expense Claims. Any delay in Confirmation of this Combined Disclosure Statement and Plan or delay to the Effective Date could result in additional Administrative Expense Claims. This may endanger the ultimate effectiveness of this Combined Disclosure Statement and Plan or result in a delayed recovery for Holders of Claims entitled to a Distribution. The Debtor’s Cash Flow and Ability to Meet Its Obligations Could Be Adversely Affected if It Has Insufficient Liquidity for Its Business Operations During the Chapter 11 Case. Although the Debtor believes that it will have sufficient liquidity to operate its business during the pendency of the Chapter 11 Case, there can be no assurance that the revenue generated by the Debtor’s business operations and cash made available to the Debtor will be sufficient to fund its operations and the professional and other fees related to the restructuring. As a result, the Debtor’s ability to continue as a going concern is dependent upon its emergence from bankruptcy. Financial Information Is Based on the Debtor’s Books and Records and, Unless Otherwise Stated, No Audit Was Performed. The financial information contained in this Combined Disclosure Statement and Plan has not been audited. In preparing this Combined Disclosure Statement and Plan, the Debtor relied on financial data derived from its books and records that was available at the time of such preparation. Although the Debtor has used its reasonable business judgment to ensure the accuracy of the financial information provided in this Combined Disclosure Statement and Plan, and while the Debtor believes that such financial information fairly reflects, in all material respects, the financial results of the Debtor, the Debtor is unable to warrant or represent that the financial information contained herein and attached hereto is without inaccuracies. Financial Projections and Other Forward-Looking Statements Are Not Assured, Are Subject to Inherent Uncertainty Due to Numerous Assumptions Upon Which They Are Based and, as a Result, Actual Results May Vary. This Combined Disclosure Statement and Plan contains various projections concerning the financial results of the Reorganized Debtor’s operations, including the financial projections that are, by their nature, forward-looking, and which necessarily base projections on certain assumptions and estimates. Should any or all of these assumptions or estimates ultimately prove to be incorrect, the actual future financial results of the Reorganized Debtor may turn out to be different from the financial projections. The Debtor cautions each reader of this Combined Disclosure Statement and Plan to carefully consider those factors set forth above and the acknowledgements contained in this section of this Combined Disclosure Statement and Plan. Such factors have, in some instances, affected and in the future could affect the ability of the Debtor to achieve its projected results and may cause actual results to differ materially from those expressed herein. The Debtor undertakes no obligation to update any forward-looking statements in this Combined Disclosure Statement and Plan. The Distribution projections, and other Case 23-11452-MFW Doc 645-1 Filed 02/26/24 Page 30 of 127

29 US_300412569v6 information contained herein and attached hereto are estimates only, and the timing and amount of actual Distributions to Holders of Allowed Claims may be affected by many factors that cannot be predicted. Therefore, any analyses, estimates, or recovery projections may not turn out to be accurate. G. Feasibility The Bankruptcy Code requires that, in order for a plan to be confirmed, the Bankruptcy Court must find that confirmation of such plan is not likely to be followed by the liquidation or need for further reorganization of the debtor unless contemplated by the plan. For purposes of determining whether this Combined Disclosure Statement and Plan meets this requirement, the Debtor has analyzed its ability to meet its obligations under this Combined Disclosure Statement and Plan and retain sufficient liquidity and capital resources to conduct its business. The Debtor’s management, with the assistance of their advisors, have prepared certain financial projections for fiscal years 2024-2026. These projections and the assumptions upon which they are based, will be filed as part of the Plan Supplement. In general, as illustrated by the financial projections, the Debtor believes that with the Exit Facility provided under this Combined Disclosure Statement and Plan, the Reorganized Debtor should have sufficient cash flow and availability to make all payments required pursuant to this Combined Disclosure Statement and Plan while conducting ongoing business operations. The Debtor believes that Confirmation and consummation of this Combined Disclosure Statement and Plan is therefore not likely to be followed by the liquidation or further reorganization. Accordingly, the Debtor believes that this Combined Disclosure Statement and Plan satisfies the feasibility requirement of section 1129(a)(11) of the Bankruptcy Code. H. Best Interests Test The Bankruptcy Code requires that the Bankruptcy Court determine that a plan accepted by the requisite number of creditors in an impaired class provides each such member of each impaired class of claims and interests a recovery that has value, on the effective date, at least equal to the value of the recovery that each such creditor would receive if the debtor was liquidated under chapter 7 of the Bankruptcy Code. Under this Combined Disclosure Statement and Plan, all Holders of Claims and Interests are Unimpaired and are deemed to accept this Combined Disclosure Statement and Plan. Accordingly, the “Best Interests Test” is not applicable to this Combined Disclosure Statement and Plan. I. No Unfair Discrimination The Debtor believes the treatment of Claims and Interests described in this Combined Disclosure Statement and Plan are fair and equitable and do not discriminate unfairly. The proposed treatment of Claims and Interests provides that each Holder of such Claim or Interest will be treated identically within their respective class and that, except when agreed to by such Holder, no Holder of any Claim or Interest junior will receive or retain any property on account of such junior Claim or Interest. Case 23-11452-MFW Doc 645-1 Filed 02/26/24 Page 31 of 127

30 US_300412569v6 J. Releases by the Debtor Article XI of this Combined Disclosure Statement and Plan contains certain releases, exculpations, and injunction language. Parties are urged to read these provisions carefully to understand how Confirmation and consummation of this Combined Disclosure Statement and Plan will affect any Claim, Interest, right, or action regarding the Debtor and certain third parties. THE PLAN SHALL BIND ALL HOLDERS OF CLAIMS AGAINST THE DEBTOR TO THE FULLEST EXTENT AUTHORIZED OR PROVIDED UNDER THE APPLICABLE PROVISIONS OF THE BANKRUPTCY CODE AND ALL OTHER APPLICABLE LAW. Article XI.C of this Combined Disclosure Statement and Plan provides for a release by the Debtor of the Released Parties. The Debtor is not aware of any potential Claims or Causes of Action against the Released Parties. The Debtor is also not aware of any Claims or Causes of Action against its current professionals, the Committee and members of the Committee, the Committee’s Professionals, or any of their respective direct and indirect current and former Affiliates, subsidiaries, partners (including general partners and limited partners), investors, managing members, members, officers, directors, principals, employees, managers, controlling persons, agents, attorneys, investment bankers, Professionals, advisors, and representatives, each in their capacity as such, but excluding all officers and directors of the Debtor who were not serving in that capacity as of the Effective Date. V. TREATMENT OF UNCLASSIFIED CLAIMS In accordance with Bankruptcy Code section 1123(a)(1), Administrative Claims, Professional Fee Claims, and Priority Tax Claims are not classified and are not entitled to vote on this Combined Disclosure Statement and Plan. A. Administrative Expense Claims Requests for payment of Administrative Expense Claims, other than Professional Fee Claims, must be Filed no later than the applicable Administrative Expense Bar Date. Holders of Administrative Expense Claims that do not File requests for the allowance and payment thereof on or before the applicable Administrative Expense Bar Date shall forever be barred from asserting such Administrative Expense Claims against the Debtor or its Estate. This provision does not apply to 28 U.S.C. § 1930 obligations, including U.S. Trustee fees and court costs, which are payable as a condition to Confirmation. Except to the extent that a Holder of an Allowed Administrative Expense Claim agrees to a less favorable treatment or has been paid by any applicable Debtor prior to the Effective Date, in full and final satisfaction, settlement, release, and discharge of and in exchange for release of each Allowed Administrative Expense Claim, each Holder of an Allowed Administrative Expense Claim will be paid the full unpaid amount of such Allowed Administrative Expense Claim in Cash (i) on the Effective Date or as soon thereafter as is reasonably practicable or, if not then due, when such Allowed Administrative Expense Claim is due or as soon thereafter as is reasonably Case 23-11452-MFW Doc 645-1 Filed 02/26/24 Page 32 of 127

31 US_300412569v6 practicable, (ii) if an Administrative Expense Claim is Allowed after the Effective Date, on the date such Administrative Expense Claim is Allowed or as soon thereafter as is reasonably practicable or, if not then due, when such Allowed Administrative Expense Claim is due, or (iii) at such time and upon such terms as set forth in an order of the Bankruptcy Court. B. Professional Fee Claims All Professionals or other Persons requesting compensation or reimbursement of Professional Fee Claims for services rendered before the Effective Date (including compensation requested by any Professional or other entity for making a substantial contribution in the Chapter 11 Case) shall File an application for final allowance of compensation and reimbursement of expenses no later than the Professional Fee Claims Bar Date. The Final Fee Hearing to determine the allowance of Professional Fee Claims shall be held as soon as practicable after the Professional Fee Claims Bar Date. The Debtor’s counsel shall File a notice of the Final Fee Hearing. Such notice shall be served upon counsel for the Committee, all Professionals, the U.S. Trustee, and all parties on the Debtor’s Bankruptcy Rule 2002 service list. Allowed Professional Fee Claims of the Professionals shall be paid (i) as soon as is reasonably practicable following the later of (a) the Effective Date and (b) the date upon which the order relating to any such Allowed Professional Fee Claim is entered by the Bankruptcy Court, or (ii) upon such other terms as agreed by the Holder of such an Allowed Professional Fee Claims. Except as otherwise specifically provided in this Combined Disclosure Statement and Plan, from and after the Confirmation Date, the Debtor shall, in the ordinary course of business and without any further notice to or action, order, or approval of the Bankruptcy Court, pay in Cash the reasonable and documented legal, professional, or other fees and expenses related to implementation of this Combined Disclosure Statement and Plan and consummation incurred by the Debtor. Upon the Confirmation Date, any requirement that Professionals comply with Bankruptcy Code sections 327 through 331, 363, and 1103 in seeking retention or compensation for services rendered after such date shall terminate, and the Debtor may employ and pay any Professional in the ordinary course of business without any further notice to or action, order, or approval of the Bankruptcy Court. C. Priority Tax Claims Except to the extent the Debtor and the Holder of an Allowed Priority Tax Claim agree to a different and less favorable treatment, the Debtor shall pay, in full satisfaction and release of such Claim, to each holder of a Priority Tax Claim, Cash, in an amount equal to such Allowed Priority Tax Claim, on the later of: (i) the Effective Date and (ii) the first Business Day after the date that is 30 calendar days after the date on which such Priority Tax Claim becomes an Allowed Priority Tax Claim, or as soon thereafter as is reasonably practicable. D. Statutory Fees All Statutory Fees incurred prior to the Effective Date shall be paid by the Debtor on the Effective Date. After the Effective Date, the Reorganized Debtor shall be liable to pay any and all Statutory Fees when due and payable. The Debtor shall file all monthly operating reports due prior Case 23-11452-MFW Doc 645-1 Filed 02/26/24 Page 33 of 127

32 US_300412569v6 to the Effective Date when they become due, using UST Form 11-MOR. After the Effective Date, the Reorganized Debtor shall file with the Bankruptcy Court UST Form 11-PCR reports when they become due. The Reorganized Debtor shall remain obligated to pay Statutory Fees to the U.S. Trustee until the earliest of the case being closed, dismissed, or converted to a case under chapter 7 of the Bankruptcy Code. The U.S. Trustee shall not be required to file any Administrative Claim in the case and shall not be treated as providing any release under the Plan. VI. CLASSIFICATION AND TREATMENT OF CLASSIFIED CLAIMS AND INTERESTS A. Treatment of Claims and Interests Under this Combined Disclosure Statement and Plan Classification and Treatment Generally. Pursuant to sections 1122 and 1123 of the Bankruptcy Code, set forth below is a designation of Classes of Claims and Interests, which are placed in a particular Class for all purposes under this Combined Disclosure Statement and Plan, including, without limitation, voting, Confirmation, and receiving Distributions under this Combined Disclosure Statement and Plan, as set forth herein. In accordance with section 1123(a)(1) of the Bankruptcy Code, Claims arising under sections 507(a)(2) or 507(a)(8) of the Bankruptcy Code are not classified and their treatment is set forth in Article V. The following chart summarizes the classification and treatment of the Classes: Class Estimated Allowed Claims6 Treatment Summary of Treatment Class 1 – Allowed Prepetition Lender Secured Claim arising under Prepetition Loan Documents $217,276.867.597 Unimpaired, deemed to accept. 100% Class 2 – Allowed Other Secured Claims $3,233,997.70 Unimpaired, deemed to accept 100% Class 3 – Allowed Other Priority Claims $0 Unimpaired, deemed to accept 100% 6 Except with respect to Class 1, the amounts listed represent estimated Allowed Claims and do not represent amounts actually asserted by creditors in Proofs of Claim or otherwise. The Debtor has not completed its analysis of Claims in the Chapter 11 Case, and objections to such Claims have not been Filed and/or fully litigated and may continue following the Effective Date. Therefore, there can be no assurances of the exact amount of the Allowed Claims at this time. Rather, the actual amount of the Allowed Claims may be greater or lower than estimated. 7 The amount to be paid in satisfaction of the Prepetition Lender Secured Claim shall be subject to adjustment as of the date it is paid in full, with such payment to include all amounts due or to come due under the Prepetition Loan Documents. Case 23-11452-MFW Doc 645-1 Filed 02/26/24 Page 34 of 127

33 US_300412569v6 Class Estimated Allowed Claims6 Treatment Summary of Treatment Class 4 – Allowed General Unsecured Claims, including Intercompany Claims and Deficiency Claims $20,292,1628 Unimpaired, deemed to accept 100% Class 5 – Interests n/a Unimpaired, deemed to accept Reinstated 1. Class 1: – Allowed Prepetition Lender Secured Claim arising under Prepetition Loan Documents Treatment: The Allowed Prepetition Lender Secured Claim will be paid in full at closing with the proceeds of the Exit Facility. For the avoidance of doubt, upon the payment in full of the Prepetition Lender Secured Claim as provided in this Plan, any and all Liens securing the Prepetition Lender Secured Claim shall automatically and without further action be released and be of no further force or effect. Impairment and Voting: Class 1 is Unimpaired, and all Holders of the Class 1 Claim are conclusively deemed to have accepted this Combined Disclosure Statement and Plan and are not entitled to vote on this Combined Disclosure Statement and Plan. 2. Class 2: – Allowed Other Secured Claims Treatment: Except to the extent that a Holder of an Allowed Other Secured Claim agrees to less favorable treatment, each holder of an Allowed Other Secured Claim shall receive, in exchange for full and final satisfaction, settlement, release, and discharge of such Claim, the following, at the option of the Debtor: (a) Payment of an Allowed Other Secured Claim in full in Cash; (b) Reinstatement of such Allowed Other Secured Claim; or (c) Such other treatment rendering such Allowed Other Secured Claim Unimpaired. For the avoidance of doubt, on the Effective Date, any and all liens securing the Other Secured Claims shall automatically and without further action transfer from the Properties and attach to the proceeds of the Exit Facility, from which the Allowed Other Secured Claims shall be satisfied. 8 The amount to be paid in satisfaction of each Class 4 Allowed Claim shall be subject to adjustment as of the date such Claim is paid in full, with such payment to include all accrued interest in accordance with this Combined Disclosure Statement and Plan. Case 23-11452-MFW Doc 645-1 Filed 02/26/24 Page 35 of 127

34 US_300412569v6 Impairment and Voting: Class 2 is Unimpaired, and all Holders of Class 2 Claims are conclusively deemed to have accepted this Combined Disclosure Statement and Plan and are not entitled to vote on this Combined Disclosure Statement and Plan. 3. Class 3: – Allowed Other Priority Claims Treatment: Except to the extent that a Holder of an Other Priority Claim agrees to less favorable treatment, in exchange for full and final satisfaction, settlement, release, and discharge of such Claim, each Holder of such Other Priority Claim shall receive the following at the option of the Debtor: (a) Payment of an Allowed Other Priority Claim in full in Cash; (b) Reinstatement of such Other Priority Claim; or (c) Such other treatment rendering such Other Priority Claim Unimpaired. Impairment and Voting: Class 3 is Unimpaired, and all Holders of Class 3 Claims are conclusively deemed to have accepted this Combined Disclosure Statement and Plan and are not entitled to vote on this Combined Disclosure Statement and Plan. 4. Class 4: – Allowed General Unsecured Claims, including Intercompany Claims and Deficiency Claims Treatment: Except to the extent that a Holder of an Allowed General Unsecured Claim agrees to less favorable treatment, each Holder of an Allowed General Unsecured Claim shall, in exchange for full and final satisfaction, settlement, release, and discharge of such Claim, receive at the sole option of the Debtor either: (a) Payment in Cash in the full amount of an Allowed General Unsecured Claim plus interest on such Allowed General Unsecured Claim from the Petition Date to the date of payment at the Federal Judgment Rate, which payment shall occur on the later of (i) as soon as reasonably practicable after the Effective Date, but in no event later than five (5) business days after the Effective Date (or if a General Unsecured Claim is Allowed after the Effective Date, on the date such General Unsecured Claim is Allowed or as soon thereafter as is reasonably practicable, but in no event later than five (5) business days after such General Unsecured Claim is Allowed) or, (ii) if not then due, when such Allowed General Unsecured Claim is due in accordance with the terms and conditions of the particular transaction giving rise to such Allowed General Unsecured Claim; or (b) Such other treatment as would render such General Unsecured Claim otherwise Unimpaired pursuant to section 1124 of the Bankruptcy Code. Impairment and Voting: Class 4 is Unimpaired, and all Holders of Class 4 Claims are conclusively deemed to have accepted this Combined Disclosure Statement and Plan and are not entitled to vote on this Combined Disclosure Statement and Plan. Case 23-11452-MFW Doc 645-1 Filed 02/26/24 Page 36 of 127

35 US_300412569v6 5. Class 5 - Interests Treatment: All Holders of Interests shall retain the Interests. Impairment and Voting: Class 5 is Unimpaired, and all Holders of Class 5 Interest are conclusively deemed to accept this Combined Disclosure Statement and Plan and are not entitled to vote on this Combined Disclosure Statement and Plan. VII. CONFIRMATION PROCEDURES A. Confirmation Procedures 1. Confirmation Hearing The Confirmation Hearing before the Bankruptcy Court has been scheduled for February 7, 2024 at 11:30 a.m. (Prevailing Eastern Time) at the United States Bankruptcy Court, 824 North Market Street, 6th Floor, Wilmington, DE 19801 to consider (a) approval of this Combined Disclosure Statement and Plan as providing adequate information pursuant to Bankruptcy Code section 1125, and (b) Confirmation of this Combined Disclosure Statement and Plan pursuant to Bankruptcy Code section 1129. The Confirmation Hearing may be adjourned from time to time by the Bankruptcy Court without further notice, except for an announcement of the adjourned date made at the Confirmation Hearing. 2. Procedure for Objections Any objection to Confirmation of this Combined Disclosure Statement and Plan must be made in writing and specify in detail the name and address of the objector, all grounds for the objection and the amount of the Claim held by the objector. Any such objection must be Filed by January 31, 2024 with the Bankruptcy Court and served on counsel for the Debtor, the Committee, the U.S. Trustee, and all parties who have Filed a request for notice in this Chapter 11 Case, as set forth in the Confirmation Hearing Notice. Objections to Confirmation based solely on information contained in the Plan Supplement must be Filed by February 19, 2024 and served in accordance with the preceding sentence. Unless an objection is timely Filed and served, it may not be considered by the Bankruptcy Court. 3. Requirements for Confirmation The Bankruptcy Court will confirm this Combined Disclosure Statement and Plan only if the requirements of Bankruptcy Code section 1129 are met. As set forth in this Combined Disclosure Statement and Plan, the Debtor believes that this Combined Disclosure Statement and Plan: (a) meets the feasibility requirements; (b) is in the best interests of creditors; (c) has been proposed in good faith; and (d) meets all other technical requirements imposed by the Bankruptcy Code. B. No Solicitation Required Holders of Claims and Interests in all Classes are Unimpaired. Under Bankruptcy Code section 1126(f), Holders of such Claims and Interests are conclusively presumed to have accepted Case 23-11452-MFW Doc 645-1 Filed 02/26/24 Page 37 of 127

36 US_300412569v6 this Combined Disclosure Statement and Plan, and the votes of the Holders of such Claims and Interests shall not be solicited. VIII. IMPLEMENTATION AND EXECUTION OF THIS COMBINED DISCLOSURE STATEMENT AND PLAN A. Funding Distributions under this Combined Disclosure Statement and Plan will be funded from the Debtor’s Cash on hand, including funds from the Exit Facility, as of the Effective Date. B. Class 4 Reserve Notwithstanding anything herein to the contrary, on the Effective Date, the Debtor shall establish and maintain a separate reserve account funded from Cash on hand and the Exit Facility in an amount of $20,292,162 (the “Class 4 Reserve”), which, for the avoidance of doubt, shall include interest on such Claims at Federal Judgment Rate from the Petition Date through the Effective Date. In addition, Debtor shall supplement the Class 4 Reserve on the first Business Day of each quarter following the Effective Date with additional accrued interest on the outstanding balance of the Class 4 Reserve. Separately, the Debtor may supplement the Class 4 Reserve from time-to-time as need to satisfy the Debtor’s obligations under this Combined Disclosure Statement and Plan. Payments made to Allowed General Unsecured Claims shall be funded by the Class 4 Reserve; provided, however, that the foregoing shall not be construed as a cap or limitation on the source of funds payable to Holders of Allowed General Unsecured Claims. For the avoidance of doubt, the funds in the Class 4 Reserve shall be used solely to fund payments on account of Allowed General Unsecured Claims. Upon full satisfaction of Allowed General Unsecured Claims, the Class 4 Reserve may be closed, and the remaining funds paid to the Reorganized Debtor. The Reorganized Debtor will prepare and File quarterly reports regarding the status of the Class 4 Claim reconciliation process, including information regarding Distributions from the Class 4 Reserve. C. Effective Date The Effective Date shall not occur until the conditions for the Effective Date are satisfied or otherwise waived in accordance with the terms of this Combined Disclosure Statement and Plan. Upon occurrence of the Effective Date, the Debtor shall File the notice of Effective Date. D. General Settlement of Claims and Interests Pursuant to section 1123 of the Bankruptcy Code and Bankruptcy Rule 9019, the Plan is and shall be deemed a good-faith compromise and settlement of all Claims, Interests, and controversies belonging to or against the Debtor that are being settled under the Plan. The entry of the Confirmation Order shall constitute the Bankruptcy Court’s approval of the compromise or settlement of all such claims, interests, and controversies belonging to or against the Debtor, as well as a finding by the Bankruptcy Court that such compromise or settlement is in the best interests of the Debtor, and its Estate, and is fair, equitable, and reasonable. The compromises, settlements, and releases described herein shall be deemed non-severable from each other and from Case 23-11452-MFW Doc 645-1 Filed 02/26/24 Page 38 of 127

37 US_300412569v6 all other terms of the Plan. In accordance with the provisions of the Plan, pursuant to Bankruptcy Rule 9019, without any further notice to or action, order, or approval of the Bankruptcy Court, after the Effective Date, the Reorganized Debtor may compromise and settle Claims against, and Interests in, the Debtor and its Estate and the Causes of Action. E. Restructuring Transactions On or before the Effective Date, the Debtor or the Reorganized Debtor shall enter into and shall take any actions as may be necessary or appropriate to effect the Restructuring Transactions. The actions to implement the Restructuring Transactions may include: (1) the execution and delivery of appropriate agreements or other documents of merger, amalgamation, consolidation, restructuring, conversion, disposition, transfer, arrangement, continuance, dissolution, sale, purchase, or liquidation containing terms that are consistent with the terms of this Combined Disclosure Statement and Plan and that satisfy the applicable requirements of applicable law and any other terms to which the applicable Entities may agree; (2) the execution and delivery of appropriate instruments of transfer, assignment, assumption, or delegation of any asset, property, right, liability, debt, or obligation on terms consistent with the terms of this Combined Disclosure Statement and Plan and having other terms for which the applicable parties agree; (3) the filing of appropriate certificates or articles of incorporation, formation, reincorporation, merger, consolidation, conversion, amalgamation, arrangement, continuance, or dissolution pursuant to applicable state or provincial law; and (4) all other actions that the applicable Entities determine to be necessary, including making filings or recordings that may be required by applicable law in connection with this Combined Disclosure Statement and Plan. The Confirmation Order shall, and shall be deemed to, pursuant to Bankruptcy Code sections 363 and 1123, authorize, among other things, all action as any be necessary or appropriate to effect any transaction described in, contemplated by, or necessary to effectuate this Combined Disclosure Statement and Plan. F. Section 1145 Exemption In accordance with Bankruptcy Code section 1145, the retention under this Combined Disclosure Statement and Plan of the Interests is exempt from all federal, state, or local law requiring registration for offer or sale of a security or registration or licensing of an issuer of, underwriter of, or broker dealer in such securities and is not deemed to be a public offer of such securities. G. Reorganized Debtor The Reorganized Debtor shall be authorized to adopt any agreements, documents, and instruments and to take any other actions contemplated under this Combined Disclosure Statement and Plan as necessary to consummate this Combined Disclosure Statement and Plan. Cash payments to be made pursuant to this Combined Disclosure Statement and Plan will be made by the Debtor or Reorganized Debtor, as applicable. The Debtor or Reorganized Debtor, as applicable, and their affiliates, including Property Manager, Hartman SPE Management, LLC, Silver Star Borrower, Silver Star Mezzanine Borrower, Portfolio Borrower and Portfolio Mezzanine Borrower, will be entitled to transfer funds between and among themselves as they determine to be necessary or appropriate to enable the Debtor or Reorganized Debtor, as applicable, to satisfy its obligations under this Combined Disclosure Statement and Plan. Except as set forth herein, any Case 23-11452-MFW Doc 645-1 Filed 02/26/24 Page 39 of 127

38 US_300412569v6 changes in intercompany account balances resulting from such transfers will be accounted for and settled in accordance with the Debtor’s historical intercompany account settlement practices and will not violate the terms of this Combined Disclosure Statement and Plan. From and after the Effective Date, the Reorganized Debtor, subject to any applicable limitations set forth in any post-Effective Date agreement, shall have the right and authority without further order of the Bankruptcy Court to raise additional capital and obtain additional financing, subject to the New Organizational Documents, if applicable, and the Exit Facility Documents, as the Reorganized Debtor deems appropriate. H. Post-Confirmation Management The day-to-day operations of the Reorganized Debtor will continue to be managed by SPE Manager. I. Corporate Action; Effectuating Documents Upon the Effective Date, all actions contemplated under this Combined Disclosure Statement and Plan shall be deemed authorized and approved in all respects, including: (1) implementation of the Restructuring Transactions; (2) entry into the Exit Facility Documents; (3) all other actions contemplated under this Combined Disclosure Statement and Plan (whether to occur before, on, or after the Effective Date); (4) adoption of the New Organizational Documents, if applicable; (5) assumption, assumption and assignment, or rejection of Executory Contracts and Unexpired Leases; and (6) all other acts or actions contemplated or reasonably necessary or appropriate to promptly consummate the Restructuring Transactions contemplated by this Combined Disclosure Statement and Plan (whether to occur before, on, or after the Effective Date). All matters provided for in this Combined Disclosure Statement and Plan involving the corporate structure of the Debtor or the Reorganized Debtor, and any corporate, partnership, limited liability company, or other governance action required by the Debtor or the Reorganized Debtor, as applicable, in connection with this Combined Disclosure Statement and Plan shall be deemed to have occurred and shall be in effect, without any requirement of further action by the Interest Holders, members, directors, or officers of the Debtor or the Reorganized Debtor, as applicable. On or (as applicable) prior to the Effective Date, the appropriate officers of the Debtor or the Reorganized Debtor, as applicable, shall be authorized and (as applicable) directed to issue, execute, and deliver the agreements, documents, and instruments contemplated under this Combined Disclosure Statement and Plan (or necessary or desirable to effect the transactions contemplated under this Combined Disclosure Statement and Plan) in the name of and on behalf of the Reorganized Debtor, including the New Organizational Documents, if applicable, the Exit Facility Documents, and any and all other agreements, documents, and instruments relating to the foregoing. The authorizations and approvals contemplated by this Article VIII.I shall be effective notwithstanding any requirements under non-bankruptcy law. J. New Organizational Documents On or immediately prior to the Effective Date, the New Organizational Documents, if any, shall be automatically adopted by the Reorganized Debtor. To the extent required under this Combined Disclosure Statement and Plan or applicable non-bankruptcy law, the Reorganized Case 23-11452-MFW Doc 645-1 Filed 02/26/24 Page 40 of 127

39 US_300412569v6 Debtor will file its New Organizational Documents with the applicable Secretaries of State and/or other applicable authorities in state or country of organization if and to the extent required in accordance with the applicable laws of the respective state or country of organization. The New Organizational Documents will prohibit the issuance of non-voting equity securities, to the extent required under Bankruptcy Code section 1123(a)(6). After the Effective Date, the Reorganized Debtor may amend and restate its New Organizational Documents in accordance with the terms thereof, and the Reorganized Debtor may file such amended certificates or articles of incorporation, bylaws, or such other applicable formation documents, and other constituent documents as permitted by the laws of the respective states, provinces, or countries of incorporation and the New Organizational Documents. K. Indemnification Obligations All indemnification provisions currently in place (whether in the by-laws, certificates of incorporation or formation, limited liability company agreements, other organizational documents, board resolutions, indemnification agreements, employment contracts, or otherwise) as of the Petition Date for the current and former directors, officers, managers, employees, attorneys, accountants, investment bankers, and other professionals of the Debtor, as applicable, shall, to the fullest extent permitted by applicable law, be reinstated and remain intact, irrevocable, and shall survive the Effective Date on terms no less favorable to such current and former directors, officers, managers, employees, attorneys, accountants, investment bankers, and other professionals of the Debtor than the indemnification provisions in place prior to the Effective Date. L. Directors and Officers of the Reorganized Debtor and Silver Star Borrower As of the Effective Date, the Debtor will continue to be manager-managed by SPE Manager. SPE Manager’s officers will be: Gerald Haddock, Co-Chief Executive Officer, David Wheeler, President and Co-Chief Executive Officer; Louis T. Fox, III, Treasurer; and Adrienne Collins, General Counsel and Secretary. As of the Effective Date, Silver Star Borrower will be manager-managed by SPE Manager. SPE Manager’s officers will be: Gerald Haddock, Co-Chief Executive Officer, David Wheeler, President and Co-Chief Executive Officer; Louis T. Fox, III, Treasurer; and Adrienne Collins, General Counsel and Secretary. M. Effectuating Documents; Further Transactions On and after the Effective Date, the Reorganized Debtor, and its officers, directors, members, or managers (as applicable), are authorized to and may issue, execute, deliver, file, or record such contracts, instruments, releases, and other agreements or documents and take such actions as may be necessary or appropriate to effectuate, implement, and further evidence the terms and conditions of this Combined Disclosure Statement and Plan in the name of and on behalf of the Reorganized Debtor, without the need for any approvals, authorization, or consents except for those expressly required pursuant to this Combined Disclosure Statement and Plan. On and after the Effective Date, at the request of the Debtor, Reorganized Debtor or Exit Lender, the Holder of the Prepetition Lender Secured Claim or any Holder of an Other Secured Claim shall properly execute, and notarize where necessary, such documents as the Debtor, Case 23-11452-MFW Doc 645-1 Filed 02/26/24 Page 41 of 127

40 US_300412569v6 Reorganized Debtor or Exit Lender deems reasonably necessary to release such Holder’s liens and security interests against any of the Properties. N. Sources of Consideration for Distributions The Debtor and the Reorganized Debtor, as applicable, shall fund Distributions under this Combined Disclosure Statement and Plan with: (1) Cash on hand, including Cash from operations; and (2) the proceeds from the Exit Facility. O. Exit Facility The Exit Facility Documents will be filed with the Plan Supplement and will only be binding upon the parties in accordance with their express terms.9 Nothing in this Combined Disclosure Statement and Plan, including the Exit Facility Term Sheet, should be construed as a commitment by Exit Lender or any of its affiliates to provide a loan or other financial accommodation to the Debtor or any of its affiliates. The terms and conditions of the Exit Facility Documents, including those set forth in the Exit Facility Term Sheet, are subject to modification or adjustment by Exit Lenders at any time, up to and including closing. Notwithstanding the foregoing, the Exit Lender has spent considerable resources in furtherance of the Exit Facility, including spending approximately ninety (90) days prior to the Petition Date completing its due diligence on the collateral properties proposed to secure the Exit Facility, processing the financial underwriting underlying the Exit Facility, and negotiating the Exit Facility Documents, and Exit Lender’s investment committee has preliminarily approved the Exit Facility. On the Effective Date, the Debtor’s remaining Properties shall be transferred to Silver Star Borrower free and clear of all Liens, Claims, encumbrances, and other interests, and Exit Lender shall make two loans under the Exit Facility Documents: (a) an approximate $105 million loan to Silver Star Borrower and Portfolio Borrower, as co-borrowers; and (b) an approximate $15 million loan also to Silver Star Borrower and Portfolio Borrower, as co-borrowers. These amounts are subject to adjustment to the extent that the Exit Facility closes after the sales of underwritten Properties have closed. The Exit Facility loan to Silver Star Borrower and Portfolio Borrower, as co-borrowers, shall be secured by perfected liens on the parcels of non-residential assets to be held by Silver Star Borrower and the three properties that will be held by the Portfolio Borrower and shall be senior to all other Claims and Interests. The priority of the loans comprising the Exit Facility shall be governed by an intercreditor agreement to which the Reorganized Debtor, Silver Star Borrower and Portfolio Borrower will not be a party. The mortgage loans will be cross- collateralized amongst themselves. On the Effective Date, and upon closing of the Exit Facility, Exit Lender shall distribute or cause to be distributed sufficient funds directly to the Class 4 Reserve, which will be used solely to pay Allowed General Unsecured Claims pursuant to the terms of the Combined Disclosure Statement and Plan. The funding of the Class 4 Reserve shall be specifically set forth in the final 9 The description of the Exit Facility and the Exit Facility Documents contained in this Combined Disclosure Statement and Plan is summary in nature and qualified in full by the terms of the Exit Facility Documents. In the event of any inconsistency between the terms of the Exit Facility Documents and this Combined Disclosure Statement and Plan, the terms of the Exit Facility Documents shall govern. Case 23-11452-MFW Doc 645-1 Filed 02/26/24 Page 42 of 127

41 US_300412569v6 settlement sheet upon closing of the Exit Facility. Any such funds remaining after all Allowed General Unsecured Claims have been satisfied in full shall be paid to the Reorganized Debtor. To the extent applicable, Confirmation of this Combined Disclosure Statement and Plan shall be deemed (i) approval of the Exit Facility (including the transactions and related agreements contemplated thereby, and all actions to be taken, undertakings to be made, and obligations to be incurred and fees and expenses to be paid by the Debtor or the Reorganized Debtor, as applicable, in connection therewith), to the extent not approved by the Bankruptcy Court previously, and (ii) authorization for the Debtor or the Reorganized Debtor, as applicable, to, without further notice to or order of the Bankruptcy Court, (a) execute and deliver those documents and agreements necessary or appropriate to pursue or obtain the Exit Facility, including the Exit Facility Documents, and incur and pay any fees and expenses in connection therewith, and (b) act or take action under applicable law, regulation, order, or rule or vote, consent, authorization, or approval of any Person, subject to such modifications as the Debtor or the Reorganized Debtor, as applicable, may deem to be necessary to consummate the Exit Facility. As of the Effective Date, the Liens securing the Exit Facility shall constitute valid, binding, enforceable, and automatically perfected Liens in the collateral specified in the Exit Facility Documents. To the extent provided in the Exit Facility Documents, the Exit Lender or holder(s) of Liens under the Exit Facility Documents are authorized to file with the appropriate authorities mortgages, financing statements and other documents, and to take any other action in order to evidence, validate, and perfect such Liens or security interests. The guarantees, mortgages, pledges, Liens, and other security interests retained and/or granted to secure the obligations arising under the Exit Facility Documents have been retained and/or granted in good faith, for legitimate business purposes, and for reasonably equivalent value as an inducement to the lenders thereunder to extend credit thereunder and shall not constitute a fraudulent conveyance or fraudulent transfer and shall not otherwise be subject to avoidance, recharacterization, or subordination for any purposes whatsoever and shall not constitute preferential transfers or fraudulent conveyances under the Bankruptcy Code or any applicable non-bankruptcy law, and the priorities of such Liens and security interests shall be as set forth in the Exit Facility Documents. The Reorganized Debtor, Silver Star Borrower, and/or the persons and entities granting such Liens and security interests shall be authorized to make all filings and recordings, and to obtain all governmental approvals and consents necessary to establish and perfect such Liens and security interests under the provisions of the applicable state, federal, or other law that would be applicable in the absence of this Combined Disclosure Statement and Plan and the Confirmation Order (it being understood that perfection shall occur automatically by virtue of the entry of the Confirmation Order and any such filings, recordings, approvals, and consents shall not be required), and will thereafter cooperate to make all other filings and recordings that otherwise would be necessary under applicable law to give notice of such Liens and security interests to third parties. P. Corporate Existence Except as otherwise provided in this Combined Disclosure Statement and Plan or any agreement, instrument, or other document incorporated in this Combined Disclosure Statement and Plan or the Plan Supplement, the Debtor shall continue to exist after the Effective Date as a limited liability company with all the powers of a limited liability company pursuant to the laws of the State of Delaware and pursuant to its certificate of incorporation and bylaws (or other Case 23-11452-MFW Doc 645-1 Filed 02/26/24 Page 43 of 127

42 US_300412569v6 formation documents) in effect prior to the Effective Date, except to the extent such certificate of incorporation and bylaws (or other formation documents) are amended under this Combined Disclosure Statement and Plan or otherwise. To the extent such documents are amended, such documents are deemed to be amended pursuant to this Combined Disclosure Statement and Plan and require no further action or approval (other than any requisite filings required under applicable state, provincial, or federal law). After the Effective Date, the Reorganized Debtor’s certificate of incorporation and bylaws (or other formation documents) may be amended or modified on the terms therein without supervision or approval by the Bankruptcy Court and free of any restrictions of the Bankruptcy Code or Bankruptcy Rules. Q. Vesting of Assets in the Reorganized Debtor Except as otherwise provided in the Confirmation Order, this Combined Disclosure Statement and Plan, the Exit Facility Documents, or any agreement, instrument, or other document incorporated in, or entered into in connection with or pursuant to, this Combined Disclosure Statement and Plan or Plan Supplement, on the Effective Date, all property of the Estate, all Causes of Action, and any property acquired by the Debtor pursuant to this Combined Disclosure Statement and Plan shall vest in the Reorganized Debtor, free and clear of all Liens, Claims, encumbrances, and other interests. On and after the Effective Date, except as otherwise provided in this Combined Disclosure Statement and Plan, the Reorganized Debtor may operate its business and may use, acquire, or dispose of property and compromise or settle any Claims, Interests, or Causes of Action without supervision or approval by the Bankruptcy Court and free of any restrictions of the Bankruptcy Code or Bankruptcy Rules. R. Section 1146 Exemption. To the fullest extent permitted by Bankruptcy Code section 1146(a), any transfers (whether from a Debtor to a Reorganized Debtor or to any other Person) of property under this Combined Disclosure Statement and Plan or pursuant to: (1) the issuance, distribution, transfer, or exchange of any debt, equity security, or other interest in the Debtor or the Reorganized Debtor; (2) the Restructuring Transactions; (3) the creation, modification, consolidation, termination, refinancing, and/or recording of any mortgage, deed of trust, or other security interest, or the securing of additional indebtedness by such or other means; (4) the making, assignment, or recording of any lease or sublease; (5) the grant of collateral as security for the Reorganized Debtor’s obligations under and in connection with the Exit Facility; or (6) the making, delivery, or recording of any deed or other instrument of transfer under, in furtherance of, or in connection with, this Combined Disclosure Statement and Plan, including any deeds, bills of sale, assignments, or other instrument of transfer executed in connection with any transaction arising out of, contemplated by, or in any way related to this Combined Disclosure Statement and Plan, shall not be subject to any document recording tax, stamp tax, conveyance fee, intangibles or similar tax, mortgage tax, real estate transfer tax, personal property transfer tax, sales or use tax, mortgage recording tax, Uniform Commercial Code filing or recording fee, regulatory filing or recording fee, or other similar tax or governmental assessment, and upon entry of the Confirmation Order, the appropriate state or local governmental officials or agents shall forego the collection of any such tax or governmental assessment and accept for filing and recordation any of the foregoing instruments or other documents without the payment of any such tax, recordation fee, or governmental assessment. All filing or recording officers (or any other Person with authority over any of the foregoing), wherever Case 23-11452-MFW Doc 645-1 Filed 02/26/24 Page 44 of 127

43 US_300412569v6 located and by whomever appointed, shall comply with the requirements of Bankruptcy Code section 1146(a), shall forego the collection of any such tax or governmental assessment, and shall accept for filing and recordation any of the foregoing instruments or other documents without the payment of any such tax or governmental assessment. IX. EXECUTORY CONTRACTS AND UNEXPIRED LEASES A. Executory Contracts and Unexpired Leases On the Effective Date, all Executory Contracts or Unexpired Leases not otherwise rejected will be deemed assumed by the Debtor and, with the exception of the Management Agreement, assigned to Silver Star Borrower in accordance with the provisions and requirements of sections 365 and 1123 of the Bankruptcy Code, other than those that are: (1) identified on the Rejected Executory Contracts and Unexpired Leases Schedule to be filed with the Plan Supplement; (2) previously expired or terminated pursuant to their own terms; (3) have been previously assumed and assigned by the Debtor pursuant to a Final Order; (4) are the subject of a motion to reject that is pending on the Effective Date; or (5) have an ordered or requested effective date of rejection that is after the Effective Date. Entry of the Confirmation Order shall constitute an order of the Bankruptcy Court approving the assumptions, assumptions and assignments, or rejections of the Executory Contracts or Unexpired Leases as set forth in this Combined Disclosure Statement and Plan or the Rejected Executory Contracts and Unexpired Leases Schedule, pursuant to sections 365(a) and 1123 of the Bankruptcy Code. Except as otherwise specifically set forth herein, assumptions and assignments or rejections of Executory Contracts and Unexpired Leases pursuant to this Combined Disclosure Statement and Plan are effective as of the Effective Date. Each Executory Contract or Unexpired Lease assumed and assigned pursuant to this Combined Disclosure Statement and Plan or by Bankruptcy Court order shall vest in and be fully enforceable by the assignee in accordance with its terms, except as such terms may have been modified by the provisions of this Combined Disclosure Statement and Plan or any order of the Bankruptcy Court authorizing and providing for its assumption. Any motions to assume Executory Contracts or Unexpired Leases pending on the Effective Date shall be subject to approval by a Final Order on or after the Effective Date but may be withdrawn, settled, or otherwise prosecuted by the Reorganized Debtor. To the maximum extent permitted by law, to the extent any provision in any Executory Contract or Unexpired Lease assumed or assumed and assigned pursuant to this Combined Disclosure Statement and Plan restricts or prevents, or purports to restrict or prevent, or is breached or deemed breached by, the assumption or assumption and assignment of such Executory Contract or Unexpired Lease (including any “change of control” provision), then such provision shall be deemed modified such that the transactions contemplated by this Combined Disclosure Statement and Plan shall not entitle the non-Debtor party thereto to terminate such Executory Contract or Unexpired Lease or to exercise any other default-related rights with respect thereto. Notwithstanding anything to the contrary in this Combined Disclosure Statement and Plan, the Debtor or Reorganized Debtor reserves the right to alter, amend, modify, or supplement the Rejected Executory Contracts and Unexpired Leases Schedule at any time up to and including the later of (i) Confirmation or (ii) ten (10) days after entry of a Final Order resolving any dispute regarding the assumption or rejection of an Executory Contract or Unexpired Lease. Case 23-11452-MFW Doc 645-1 Filed 02/26/24 Page 45 of 127

44 US_300412569v6 B. Rejection Claims In the event that the rejection of an Executory Contract or Unexpired Lease by the Debtor pursuant to this Combined Disclosure Statement and Plan results in a Rejection Claim in favor of a counterparty to such Executory Contract or Unexpired Lease, such Rejection Claim, if not heretofore evidenced by a timely and properly Filed Proof of Claim, shall be forever barred and shall not be enforceable against the Debtor, the Reorganized Debtor, or their respective properties or interests in properties, unless a Proof of Claim is Filed with the Bankruptcy Court on or before the later of date that is (i) 30 days after the Effective Date or (ii) 30 days after entry of a Final Order (other than the Confirmation Order) authorizing the rejection of such Executory Contract or Unexpired Lease. All Allowed Rejection Claims shall be treated as General Unsecured Claims pursuant to the terms of this Combined Disclosure Statement and Plan. To the extent that any of the Debtor’s insurance policies are considered Executory Contracts, then notwithstanding anything contained in this Combined Disclosure Statement and Plan to the contrary, such insurance policies, shall be deemed assumed. Unless otherwise determined by the Bankruptcy Court, pursuant to a Final Order, no payments are required to cure any defaults of the Debtor existing as of the Confirmation Date with respect to each such policy. For the avoidance of any doubt, all rights of the Debtor under any insurance policy that is not an Executory Contract and was not transferred pursuant to any order of the Bankruptcy Court, and all rights of the Debtor under any other insurance policies under which the Debtor may be a beneficiary, shall be preserved and shall remain in full force and effect after the Effective Date for the term thereof; and nothing herein shall alter or adversely affect the rights of any non-Debtor beneficiaries of or covered Persons or Entities under such insurance policies. C. Cure of Defaults for Assumed Executory Contracts and Unexpired Leases. The Assumption Schedule attached hereto as Exhibit A includes a list of all Executory Contracts and Unexpired Leases proposed to be assumed by the Debtor and assigned to Silver Star Borrower on the Effective Date, the identities of the counterparties to such contracts and leases, and the proposed Cure amount. Unless otherwise agreed in writing by the parties to the applicable Executory Contract or Unexpired Lease, any objection by a counterparty to an Executory Contract or Unexpired Lease to (i) the proposed assumption and assignment of such Executory Contract or Unexpired Lease; (ii) adequate assurance of future performance, or (iii) the proposed Cure amount must be Filed, served, and actually received by the counsel to the Debtor on or before the date set forth in Article II of this Combined Disclosure Statement and Plan. Any counterparty to an Executory Contract or Unexpired Lease that fails to object timely to the proposed assumption and assignment, adequate assurance of future performance, or Cure will be deemed to have consented to the Debtor’s assumption and assignment. Any request for a Cure amount that differs from the amounts listed on Exhibit A that is not timely filed shall be disallowed and forever barred, estopped, and enjoined from assertion, and shall not be enforceable against the Debtor, the Reorganized Debtor, Silver Star Borrower or their respective properties or interests in property without the need for any objection by the Reorganized Debtor or any other party in interest or any further notice to or action, order, or approval of the Case 23-11452-MFW Doc 645-1 Filed 02/26/24 Page 46 of 127

45 US_300412569v6 Bankruptcy Court. Any Cure shall be deemed fully satisfied, released, and discharged upon payment by the Debtor or the Reorganized Debtor of the Cure; provided that, nothing herein shall prevent the Reorganized Debtor from paying any Cure despite the failure of the relevant counterparty to file such request for payment of such Cure amount. The Reorganized Debtor also may settle any Cure without any further notice to or action, order, or approval of the Bankruptcy Court. The Debtor or the Reorganized Debtor, as applicable, shall pay the Cure amounts, if any, on the Effective Date or as soon as reasonably practicable thereafter, or on such other terms as the parties to such Executory Contracts or Unexpired Leases may agree. If there is any dispute regarding any Cure, the ability of the Reorganized Debtor or any assignee to provide “adequate assurance of future performance” within the meaning of section 365 of the Bankruptcy Code, or any other matter pertaining to assumption, then payment of the applicable Cure amount shall occur as soon as reasonably practicable after entry of a Final Order resolving such dispute, approving such assumption and assignment, or as may be agreed upon by the Debtor or the Reorganized Debtor, as applicable, and the counterparty to the Executory Contract or Unexpired Lease. The Debtor or Reorganized Debtor reserves the right to amend the Assumption Schedule at any time up to and including the later of (i) Confirmation or (ii) ten (10) days after entry of a Final Order resolving any objection lodged by the counterparty to an Executory Contract or Lease regarding the proposed assumption and assignment, adequate protection, and/or Cure. Assumption of any Executory Contract or Unexpired Lease pursuant to this Combined Disclosure Statement and Plan or otherwise shall result in the full release and satisfaction of any Cures, Claims, or defaults, whether monetary or nonmonetary, including defaults of provisions restricting the change in control or ownership interest composition or any bankruptcy-related defaults, arising at any time prior to the effective date of assumption. Any and all Proofs of Claim based upon Executory Contracts or Unexpired Leases that have been assumed in the Chapter 11 Case, including pursuant to the Confirmation Order, shall be deemed disallowed and expunged as of the later of (1) the date of entry of an order of the Bankruptcy Court (including the Confirmation Order) approving such assumption, (2) the effective date of such assumption, or (3) the Effective Date without the need for further action. D. Preexisting Obligations to the Debtor Under Executory Contracts and Unexpired Leases. Rejection of any Executory Contract or Unexpired Lease pursuant to this Combined Disclosure Statement and Plan or otherwise shall not constitute a termination of preexisting obligations owed to the Debtor or the Reorganized Debtor, as applicable, under such Executory Contracts or Unexpired Leases. In particular, notwithstanding any non-bankruptcy law to the contrary, the Reorganized Debtor expressly reserves and does not waive any right to receive, or any continuing obligation of a counterparty to provide, warranties or continued maintenance obligations with respect to goods previously purchased by the Debtor pursuant to rejected Executory Contracts or Unexpired Leases. Case 23-11452-MFW Doc 645-1 Filed 02/26/24 Page 47 of 127

46 US_300412569v6 E. Nonoccurrence of Effective Date. In the event that the Effective Date does not occur, the Bankruptcy Court shall retain jurisdiction with respect to any request to extend the deadline for assuming or rejecting Unexpired Leases pursuant to section 365(d)(4) of the Bankruptcy Code. F. Contracts and Leases Entered Into After the Petition Date. Contracts and leases entered into after the Petition Date by the Debtor, including any Executory Contracts and Unexpired Leases assumed by such Debtor, will be performed by the Debtor or the Reorganized Debtor in the ordinary course of its business. Accordingly, such contracts and leases (including any assumed Executory Contracts and Unexpired Leases) will survive and remain unaffected by entry of the Confirmation Order. X. PROVISIONS GOVERNING DISTRIBUTIONS A. Provisions Governing Distributions Under this Combined Disclosure Statement and Plan 1. Distribution Record Date As of the close of business on the Distribution Record Date, the various transfer registers for each of the Classes of Claims or Interests as maintained by the Debtor, or its agents, shall be deemed closed, and there shall be no further changes in the record Holders of any of the Claims or Interests. The Debtor shall have no obligation to recognize any ownership transfer of the Claims or Interests occurring on or after the Distribution Record Date. The Debtor or any party responsible for making Distributions shall be entitled to recognize and deal for all purposes under this Combined Disclosure Statement and Plan only with those record Holders stated on the transfer ledgers as of the close of business on the Distribution Record Date, to the extent applicable. 2. Method of Payment Except as otherwise provided herein, any Distributions and deliveries to be made hereunder with respect to Claims that are Allowed as of the Effective Date shall be made on the Effective Date or as soon thereafter as is reasonably practicable. Except as otherwise provided herein, any Distributions and deliveries to be made hereunder with respect to Claims that are Allowed after the Effective Date shall be made as soon as is reasonably practicable after the date on which such Claim becomes Allowed. In the event that any payment or act under this Combined Disclosure Statement and Plan is required to be made or performed on a date that is not a Business Day, then the making of such payment or the performance of such act may be completed on, or as soon as reasonably practicable after, the next succeeding Business Day, but shall be deemed to have been completed as of the required date. All Distributions hereunder shall be made by the Reorganized Debtor, or its named successor or assign, as Disbursing Agent, on or after the Effective Date or as otherwise provided herein. A Disbursing Agent shall not be required to give any bond or surety or other security for the performance of its duties unless otherwise ordered by the Bankruptcy Court, and, in the event Case 23-11452-MFW Doc 645-1 Filed 02/26/24 Page 48 of 127

47 US_300412569v6 that a Disbursing Agent is so ordered, all costs and expenses of procuring any such bond or surety shall be borne by the Disbursing Agent. Unless otherwise expressly agreed in writing, all Cash payments to be made pursuant to this Combined Disclosure Statement and Plan shall be made by check drawn on a domestic bank or an electronic wire. 3. Surrender of Instruments Pursuant to Bankruptcy Code section 1143, as a condition precedent to receiving any Distribution under this Combined Disclosure Statement and Plan, each Holder of a certificated instrument or note must surrender such instrument or note held by it to the Disbursing Agent or its designee. Any Holder of such instrument or note that fails to (a) surrender the instrument or note or (b) execute and deliver an affidavit of loss and/or indemnity reasonably satisfactory to the Disbursing Agent and furnish a bond in form, substance, and amount reasonably satisfactory to the Disbursing Agent before the third anniversary of the Effective Date shall be deemed to have forfeited all rights and Claims and may not participate in any Distribution hereunder. 4. Delivery of Distributions Except as otherwise provided herein, Distributions to Holders of Allowed Claims shall be made: (a) at the addresses set forth on the respective Proofs of Claim Filed by such Holders; (b) at the addresses set forth in any written notice of address changes delivered to the Debtor or Reorganized Debtor after the date of any related Proof of Claim; or (c) at the address reflected in the Schedules if no Proof of Claim is Filed and the Debtor or Reorganized Debtor has not received a written notice of a change of address. Subject to applicable Bankruptcy Rules, all Distributions to Holders of Allowed Claims shall be made by the Disbursing Agent who shall transmit such Distributions to the applicable Holders of Allowed Claims or their designees. If any Distribution to a Holder of an Allowed Claim is returned as undeliverable, the Disbursing Agent shall conduct a reasonable search for a valid address for such Distribution returned as undeliverable; provided that such Distributions shall be deemed unclaimed property under Bankruptcy Code section 347(b) at the expiration of ninety (90) days from the final Distribution. After such date, all unclaimed property or interest in property shall revert to the Reorganized Debtor, and the Claim of any other Holder to such property or interest in property shall be discharged and forever barred. Distributions made to Holders of Allowed Claims that were previously undeliverable shall be made to such Holder without interest that accrues after the initial Distribution attempt. 5. Objection to and Resolution of Claims Except as expressly provided herein, or in any order entered in the Chapter 11 Case prior to the Effective Date, including the Confirmation Order, no Claim or Interest shall be deemed Allowed unless and until such Claim or Interest is deemed Allowed under this Combined Disclosure Statement and Plan (including expiration of the deadline to object to Claims set forth herein) or the Bankruptcy Code or the Bankruptcy Court has entered a Final Order, including the Confirmation Order, in the Chapter 11 Case allowing such Claim or Interest. On or after the Case 23-11452-MFW Doc 645-1 Filed 02/26/24 Page 49 of 127

48 US_300412569v6 Effective Date, the Reorganized Debtor shall be vested with any and all rights and defenses the Debtor had with respect to any Claim or Interest immediately prior to the Effective Date. On and after the Effective Date, the Reorganized Debtor, with respect to all Claims and Interests, shall have exclusive authority to (a) file, withdraw, or litigate to judgment any objections to Claims, (b) settle or compromise any such objections to Claims without further notice to or action, order, or approval of the Bankruptcy Court, and (c) administer and adjust the Claims Register to reflect such settlements or compromises without further notice to or action, order, or approval of the Bankruptcy Court. Except as otherwise provided herein, from and after the Effective Date, the Reorganized Debtor shall have and retain any and all rights and defenses it had immediately prior to the Effective Date with respect to any Claim or Interest (including any Disputed Claim or Interest), including the Causes of Action retained pursuant to this Combined Disclosure Statement and Plan. Any objections to Claims shall be served and filed on or before the later of (a) one hundred and twenty (120) days after the Effective Date or (b) such later date as may be fixed by the Bankruptcy Court after reasonable notice and opportunity to object. 6. Amendments to Claims. On or after the Effective Date, a Claim may not be Filed or amended without the prior authorization of the Bankruptcy Court or the Reorganized Debtor, and any such new or amended Claim Filed shall be deemed disallowed in full and expunged without any further notice to or action, order, or approval of the Bankruptcy Court to the maximum extent provided by applicable law. 7. Single Satisfaction of Claims. The amount of each Allowed Claim shall be reduced by any payments received during the Chapter 11 Case and in no case shall the aggregate value of all property received or retained under the Plan on account of any Allowed Claim or Allowed Interest exceed 100 percent of the underlying Allowed Claim or Allowed Interest. 8. Preservation of Rights to Settle Claims Except as otherwise expressly provided herein, nothing contained in this Combined Disclosure Statement and Plan, other Plan Documents, or in the Confirmation Order shall be deemed to be a waiver or the relinquishment of any rights or Causes of Action that the Debtor may have or may choose to assert on behalf of the Estate under any provision of the Bankruptcy Code or any applicable non-bankruptcy law or rule, common law, equitable principle, or other source of right or obligation, including, without limitation, (a) any and all Claims against any Person or Entity, to the extent such Person or Entity asserts a crossclaim, counterclaim, and/or Claim for setoff that seeks affirmative relief against the Debtor, its officers, directors, or representatives, and (b) the turnover of property of the Estate. This Section shall not apply to any Claims sold, released, waived, relinquished, exculpated, compromised, or settled under this Combined Disclosure Statement and Plan or pursuant to a Final Order. Except as expressly provided in this Combined Disclosure Statement and Plan, nothing contained in this Combined Disclosure Statement and Plan, the Plan Documents, or in the Confirmation Order shall be deemed to be a waiver or relinquishment of any Claim, Cause of Action, right of setoff, or other legal or equitable defense. Case 23-11452-MFW Doc 645-1 Filed 02/26/24 Page 50 of 127

49 US_300412569v6 No Entity may rely on the absence of a specific reference in this Combined Disclosure Statement and Plan to any Cause of Action against it as any indication that the Debtor or Reorganized Debtor will not pursue any and all available Causes of Action against them. The Debtor and the Reorganized Debtor expressly reserve all rights to prosecute any and all Causes of Action against any Person or Entity, except as otherwise expressly provided in this Combined Disclosure Statement and Plan. 9. Claims Paid or Payable by Third Parties Claims Paid by Third Parties. The Debtor or Reorganized Debtor, as applicable, shall reduce in full a Claim, and such Claim shall be disallowed without a Claim objection having to be Filed and without any further notice to or action, order, or approval of the Bankruptcy Court, to the extent that the Holder of such Claim receives payment in full on account of such Claim from a party that is not the Debtor or Reorganized Debtor. Subject to the last sentence of this paragraph, to the extent the Holder of a Claim receives a Distribution on account of such Claim and receives payment from a party that is not the Debtor or the Reorganized Debtor on account of such Claim, such Holder shall, within fourteen (14) days of receipt thereof, repay or return the Distribution to the Reorganized Debtor, to the extent the Holder’s total recovery on account of such Claim from the third party and under this Combined Disclosure Statement and Plan exceeds the amount of such Claim as of the date of any such Distribution under this Combined Disclosure Statement and Plan. The failure of such Holder to timely repay or return such Distribution shall result in the Holder owing the Reorganized Debtor annualized interest at the Federal Judgment Rate on such amount owed for each Business Day after the fourteen (14) day grace period specified above until the amount is repaid. Claims Payable by Third Parties. No Distributions under this Combined Disclosure Statement and Plan shall be made on account of an Allowed Claim that is payable pursuant to one of the Debtor’s insurance policies until the Holder of such Allowed Claim has exhausted all remedies with respect to such insurance policy. To the extent that the Debtor’s insurers agree to satisfy in full or in part a Claim (if and to the extent adjudicated by a court of competent jurisdiction), then immediately upon such insurer’s agreement, the applicable portion of such Claim may be expunged without a Claims objection having to be Filed and without any further notice to or action, order, or approval of the Bankruptcy Court. Except as otherwise provided in this Combined Disclosure Statement and Plan, Distributions to holders of Allowed Claims shall be in accordance with the provisions of any applicable insurance policy. Nothing contained in this Combined Disclosure Statement and Plan shall constitute or be deemed a waiver of any Cause of Action that the Debtor or any Entity may hold against any other Entity, including insurers under any policies of insurance, nor shall anything contained herein constitute or be deemed a waiver by such insurers of any defenses, including coverage defenses, held by such insurers. 10. Miscellaneous Distribution Provisions Disputed Claims. At such time as a Disputed Claim becomes an Allowed Claim, the Disbursing Agent shall distribute to the Holder of such Claim, such Holder’s Pro Rata Share of the property distributable with respect to the Class in which such Claim belongs. To the extent that Case 23-11452-MFW Doc 645-1 Filed 02/26/24 Page 51 of 127

50 US_300412569v6 all or a portion of a Disputed Claim is Disallowed, the Holder of such Claim shall not receive any Distribution on account of the portion of such Claim that is Disallowed, and any property withheld pending the resolution of such Claim shall be reallocated Pro Rata to the Holders of Allowed Claims in the same Class or, once Claims are paid in full, revert to the Reorganized Debtor. Distributions after Allowance. To the extent that a Disputed Claim becomes an Allowed Claim after the Effective Date, a Distribution shall be made to the Holder of such Allowed Claim in accordance with the provisions of this Combined Disclosure Statement and Plan. As soon as practicable after the date that the order or judgment of the Bankruptcy Court allowing any Disputed Claim becomes a Final Order, the Disbursing Agent shall provide to the Holder of such Claim the Distribution to which such Holder is entitled hereunder. Setoff. The Debtor or Reorganized Debtor, as applicable, retains the right to reduce any Claim by way of setoff in accordance with the Debtor’s books and records and in accordance with the Bankruptcy Code. Any reduction of any Claim by way of setoff shall be subject to entry of a Final Order approving such setoff or agreement of the applicable parties. Compliance with Tax Requirements. In connection with this Combined Disclosure Statement and Plan, to the extent applicable, the Debtor, Reorganized Debtor, Disbursing Agent, and any applicable withholding agent shall comply with all tax withholding and reporting requirements imposed on them by any Governmental Unit, and all Distributions made pursuant to this Combined Disclosure Statement and Plan shall be subject to such withholding and reporting requirements. Notwithstanding any provision in this Combined Disclosure Statement and Plan to the contrary, such parties shall be authorized to take all actions necessary or appropriate to comply with such withholding and reporting requirements. 11. Disputed Claims Reserve On or after the Effective Date, in addition to the Class 4 Reserve, the Reorganized Debtor may establish any other reserves, in its sole discretion, for Claims that are contingent, unliquidated, or have not yet been Allowed, in an amount or amounts as reasonably determined by the Reorganized Debtor, consistent with the Proof of Claim Filed by the applicable Holder. XI. SETTLEMENT, RELEASE, INJUNCTION, AND RELATED PROVISIONS A. Discharge Except as provided in this Combined Disclosure Statement and Plan or the Confirmation Order, the rights granted under this Combined Disclosure Statement and Plan and the treatment of Claims under this Combined Disclosure Statement and Plan shall be in full and final satisfaction, discharge, and release of all Claims. Except as provided in this Combined Disclosure Statement and Plan or the Confirmation Order, Confirmation of this Combined Disclosure Statement and Plan discharges the Debtor and Reorganized Debtor from all Claims or other debts that arose before the Confirmation Date, and all debts of the kind specified in Bankruptcy Code sections 502(g), 502(h), or 502(i), whether or not: (i) a proof of claim based on such debt is filed or deemed filed under Bankruptcy Code section 501; (ii) a Claim based on such debt is Allowed under Bankruptcy Code section 502; or (iii) the holder of a Claim based on such debt has accepted this Combined Disclosure Statement and Plan. Without limiting the foregoing, the discharge granted Case 23-11452-MFW Doc 645-1 Filed 02/26/24 Page 52 of 127

51 US_300412569v6 under this Combined Disclosure Statement and Plan is granted to the fullest extent allowed under Bankruptcy Code sections 1141(a), 1141(b), 1141(c), and 1141(d)(1). B. Term of Injunctions or Stays Unless otherwise provided in this Combined Disclosure Statement and Plan or Confirmation Order, all injunctions or stays provided for in the Chapter 11 Case pursuant to sections 105 or 362 of the Bankruptcy Code, or otherwise, and in existence on the Confirmation Date (excluding any injunctions or stays contained in this Combined Disclosure Statement and Plan or Confirmation Order), shall remain in full force and effect until the Effective Date. All injunctions or stays contained in this Combined Disclosure Statement and Plan or the Confirmation Order shall remain in full force and effect in accordance with their terms. C. Releases by the Debtor Except as otherwise provided herein, upon the later to occur of the Effective Date or funding of the Class 4 Reserve, for good and valuable consideration, each of (i) the Debtor’s current and former officers, directors, principals, members, managers, professionals, advisors, accountants, attorneys, investment bankers, consultants, employees, agents, and other representatives; and (ii) Property Manager, SPE Manager and their current and former officers, directors, principals, members, managers, professionals, advisors, accountants, attorneys, investment bankers, consultants, employees, agents, and other representatives, in each case solely in their capacity as such but in all cases excluding the Allen Hartman Parties, are deemed released by the Debtor and its Estate from any and all claims, obligations, suits, judgments, damages, demands, debts, rights, causes of action and liabilities whatsoever, including any derivative claims, whether liquidated or unliquidated, fixed or contingent, matured or unmatured, known or unknown, foreseen or unforeseen, arising in law, equity or otherwise that the Debtor or its Estate would have been legally entitled to assert based on or relating to, or in any manner arising from, in whole or in part, the Debtor, such released party’s prepetition or postpetiton relationship with the Debtor, the Chapter 11 Case, this Combined Disclosure Statement and Plan, the negotiation, formulation or preparation of this Combined Disclosure Statement and Plan, the Plan Supplement, or related agreements, instruments, or other documents in connection with the transactions contemplated under this Combined Disclosure Statement and Plan, or any other act or omission, transaction, agreement, event or other occurrence taking place on or before the Effective Date; provided that nothing in this Combined Disclosure Statement and Plan, including this Article XI.C shall release (i) any obligations under this Combined Disclosure Statement and Plan or the Plan Supplement; or (ii) any acts constituting willful misconduct, gross negligence, intentional fraud or criminal conduct as determined by a Final Order. For the avoidance of doubt, the Debtor does not release and retains and preserves all Claims and Causes of Action against the Allen Hartman Parties, individually and collectively. D. Releases by Holders of Claims As of the Effective Date, except as otherwise provided in this Combined Disclosure Statement and Plan, all Persons and Entities who have held, hold, or may hold Claims, Interests, Causes of Action, or liabilities that are subject to compromise and settlement pursuant to the terms of this Combined Disclosure Statement and Plan or are otherwise discharged, satisfied, stayed or Case 23-11452-MFW Doc 645-1 Filed 02/26/24 Page 53 of 127

52 US_300412569v6 terminated pursuant to this Combined Disclosure Statement and Plan are deemed to have released the Debtor from any and all Claims, interests, obligations, rights, suits, damages, causes of action, remedies and liabilities whatsoever, including any direct claims held by any such Person or Entity against the Debtor, whether known or unknown, foreseen or unforeseen, existing or hereinafter arising, in law, equity, or otherwise, whether for tort, contract, violations of federal or state securities laws, or otherwise, that each such Person or Entity would have been legally entitled to assert (whether individually or collectively), based on or relating to, or in any manner arising from, in whole or in part, the Debtor or its affiliates, the Debtor’s restructuring, the Chapter 11 Case, the subject matter of, or the transactions or events giving rise to, any Claim or Interest that is treated in this Combined Disclosure Statement and Plan, the business or contractual arrangements between the Debtor and any such Person, the restructuring of Claims and Interests before or in the Chapter 11 Case, the negotiation, formulation, or preparation of this Combined Disclosure Statement and Plan, the Confirmation Order, or related agreements, instruments, or other documents, or upon any other act or omission, transaction, agreement, event, or other occurrence relating to the Debtor taking place on or before the Effective Date; provided that, notwithstanding anything to the contrary in the foregoing, nothing in this Combined Disclosure Statement and Plan, including this Article XI.D shall release any obligations under this Combined Disclosure Statement and Plan or the Plan Supplement. For the avoidance of doubt, and notwithstanding the above, the provisions of this section shall not apply to a Person or Entity that holds a Claim against or Interest in the Debtor until such time as the Claim or Interest has been (i) Reinstated, (ii) paid in accordance with the terms of this Combined Disclosure Statement and Plan or on terms agreed to in writing between the Holder of such Claim or Interest and the Debtor or Reorganized Debtor, as appliable, or (iii) otherwise satisfied or disposed of as determined by a court of competent jurisdiction. E. Injunction 1. Generally. Except as provided in this Combined Disclosure Statement and Plan or the Confirmation Order, as of the Confirmation Date, all entities that have held, currently hold, or may hold a Claim are permanently enjoined from taking any of the following actions on account of any such Claims or Interests or rights: (a) commencing or continuing in any manner any action or other proceeding against the Reorganized Debtor or any property to be Distributed or otherwise transferred under this Combined Disclosure Statement and Plan; (b) enforcing, attaching, collecting, or recovering in any manner any judgment, award, decree, or order against the Reorganized Debtor or any property to be Distributed or otherwise transferred under this Combined Disclosure Statement and Plan; (c) creating, perfecting, or enforcing any lien or encumbrance against the Reorganized Debtor or any property to be Distributed or otherwise transferred under this Combined Disclosure Statement and Plan; and (d) commencing or continuing any action, in any manner, in any place, that does not comply with or is inconsistent with the provisions of this Combined Disclosure Statement and Plan or the Bankruptcy Code. 2. Limited Scope. Nothing in this Combined Disclosure Statement and Plan: (a) extinguishes, prohibits, or otherwise limits the right of any holder of a Claim to assert a right to setoff or recoupment arising in connection with that Claim as part of the resolution and treatment of that Claim under this Combined Disclosure Statement and Plan; (b) extinguishes, prohibits, or otherwise limits the right of the Estate or Reorganized Debtor to assert and prevail on any Cause Case 23-11452-MFW Doc 645-1 Filed 02/26/24 Page 54 of 127

53 US_300412569v6 of Action; or (c) enjoins or otherwise precludes any party-in-interest from enforcing the terms of this Combined Disclosure Statement and Plan and the Confirmation Order. F. Exculpation The Exculpated Parties shall not have any liability to any holder of a Claim or Interest for any Claims or Causes of action arising on or after the Petition Date and prior to or on the Effective Date for any act or omission in connection with, related to, or arising out of, the Chapter 11 Case, the pursuit of Confirmation of this Combined Disclosure Statement and Plan, the consummation of this Combined Disclosure Statement and Plan, or the administration of this Combined Disclosure Statement and Plan or the property to be distributed under this Combined Disclosure Statement and Plan, except for willful misconduct, intentional fraud or gross negligence. In all respects, the Exculpated Parties are entitled to rely on the advice of counsel with respect to their duties and responsibilities under this Combined Disclosure Statement and Plan. G. Preservation and Application of Insurance The provisions of this Combined Disclosure Statement and Plan shall not diminish or impair in any manner the enforceability of coverage of any insurance policies (and any agreements, documents, or instruments relating thereto) that may cover Claims against the Debtor, any directors, trustees, or officers of the Debtor, or any other Person, including, without limitation, insurance for the Debtor’s directors and officers. H. Retention, Reservation and Prosecution of Causes of Action Except as otherwise provided in this Combined Disclosure Statement and Plan, all Causes of Action are retained and reserved for the Reorganized Debtor, which is designated as the Estate’s representative under Bankruptcy Code section 1123(b)(3)(B) for purposes of the Causes of Action. The Reorganized Debtor shall have the sole authority to prosecute, defend, compromise, settle, and otherwise deal with any Causes of Action and do so in its capacity as a representative of the Estate in accordance with Bankruptcy Code section 1123(b)(3)(B). The Reorganized Debtor shall have sole discretion to determine in its business judgment which Causes of Action to pursue, which to settle, and the terms and conditions of those settlements. In pursuing any claim, right, or Cause of Action, the Reorganized Debtor shall be entitled to the extensions provided under section 108 of the Bankruptcy Code. Except as otherwise provided in this Combined Disclosure Statement and Plan, all Causes of Action shall survive Confirmation and the commencement or prosecution of Causes of Action shall not be barred or limited by any estoppel, whether judicial, equitable, or otherwise. The retained Causes of Action include, but are not limited to:  All Claims and Causes of Action arising from or related to the case styled Allen R. Hartman and Hartman vREIT XXI, Inc. v Silver Star Properties REIT, Inc. (f/k/a Hartman Short Term Income Properties XX, Inc.), et al., Case No. 2023-17944 pending in the District of Harris County, Texas, 133rd Judicial District;  All Claims and Causes of Action arising from or related to the case styled Hartman SPE, LLC v. Hartman vREIT XXI, Inc., Adv. Proc. No. 23-50588-MFW pending in the Bankruptcy Court; Case 23-11452-MFW Doc 645-1 Filed 02/26/24 Page 55 of 127

Case 23-11452-MFW Doc 645-1 Filed 02/26/24 Page 56 of 127

- All Claims and Causes of Action against the Allen Hartman and Hartman vREIT XXI, Inc., including but not limited to those arising under:
  - Texas Business & Commerce Code Section 27.01, including claims for fraud in real estate transactions;
  - RICO claims for conspiracy;
  - Violation of Texas Rule of Civil Procedure 11, including claims for frivolous lawsuits/claims;
  - Breach of fiduciary duty claims;
  - Claims for ultra vires acts;
  - Claims for tortious interference;
  - Claims for self-dealing;
  - Claims for slander of title;
  - Claims under Section 12.0002 of the Texas Civil Practices and Remedies Code; and
  - Claims under Chapter 12 of the Texas Real Property Code.

XII. CONDITIONS PRECEDENT TO CONFIRMATION AND THE EFFECTIVE DATE

A. Conditions Precedent to the Effective Date

It shall be a condition to the Effective Date that the following conditions shall have been satisfied or waived pursuant to the provisions of Article XII.B hereof:

(a) the Bankruptcy Court shall have entered the Confirmation Order, in form and substance acceptable to the Debtor, the Committee, and the Exit Lender, which shall:

(i) authorize the Debtor to take all actions necessary to enter into, implement, and consummate the contracts, instruments, releases, leases, indentures, and other agreements or documents created in connection with this Combined Disclosure Statement and Plan;

(ii) decree that the provisions in the Confirmation Order and this Combined Disclosure Statement and Plan are nonseverable and mutually dependent;

(iii) authorize the Debtor or Reorganized Debtor, as applicable/necessary, to: (a) implement the Restructuring Transactions; (b) make all Distributions as required under this Combined Disclosure

54

US_300412569v6

55 US_300412569v6 Statement and Plan; and (c) enter into any agreements, transactions, and sales of property as set forth in the Plan Supplement, including the Exit Facility Credit Agreement; (iv) authorize the implementation of this Combined Disclosure Statement and Plan in accordance with its terms; (v) provide that, pursuant to section 1146 of the Bankruptcy Code, the assignment or surrender of any lease or sublease, and the delivery of any deed or other instrument or transfer order, in furtherance of, or in connection with this Combined Disclosure Statement and Plan, including any deeds, bills of sale, or assignments executed in connection with any disposition or transfer of assets contemplated under this Combined Disclosure Statement and Plan, shall not be subject to any stamp, real estate transfer, mortgage recording, or other similar tax; and (vi) be a Final Order; (b) the Debtor shall have obtained all authorizations, consents, regulatory approvals, rulings, or documents that are necessary to implement and effectuate this Combined Disclosure Statement and Plan; (c) the final version of Combined Disclosure Statement and Plan Supplement and all schedules, documents, and exhibits contained therein shall have been filed in a manner consistent in all material respects with this Combined Disclosure Statement and Plan; (d) the Exit Facility Documents and any applicable collateral and other loan documents governing the Exit Facility shall have been duly executed and delivered by all of the Entities that are parties thereto and all conditions precedent (other than any conditions related to the occurrence of the Effective Date) to the effectiveness thereof, including, but not limited to, the immediate availability of the issuance of a lender’s title insurance policy in form and substance acceptable to Exit Lender in its sole discretion, subject only to the payment of the premium for such issuance, shall have been satisfied or duly waived in writing in accordance with the terms of the Exit Facility Documents and related documentation, and the closing shall have occurred thereunder; (e) all professional fees and expenses of retained professionals that require the Bankruptcy Court’s approval shall have been paid in full or amounts sufficient to pay such fees and expenses after the Effective Date shall have been placed into an escrow account pending the Bankruptcy Court’s approval of such fees and expenses; (f) the Debtor shall have implemented the Restructuring Transactions in a manner consistent with this Combined Disclosure Statement and Plan, including, without limitation, satisfaction in full of the Prepetition Lender Secured Claim; and (g) sufficient Cash exists to make all payments required under this Combined Disclosure Statement and Plan to be made on the Effective Date; Case 23-11452-MFW Doc 645-1 Filed 02/26/24 Page 57 of 127

56 US_300412569v6 B. Waiver of Conditions Any one or more of the conditions to the Effective Date set forth in this Article XII may be waived by the Debtor with the prior written consent of the Exit Lender, without notice, leave, or order of the Bankruptcy Court or any formal action other than proceedings to confirm or consummate this Combined Disclosure Statement and Plan. C. Effect of Failure of Conditions If the Effective Date does not occur prior to thirty (30) days after entry of the Confirmation Order (or as otherwise agreed to in writing by the Debtor, KeyBank, and the Committee), this Combined Disclosure Statement and Plan shall be null and void in all respects and nothing contained in this Combined Disclosure Statement and Plan shall: (1) constitute a waiver or release of any Claims by the Debtor, Claims, or Interests; (2) prejudice in any manner the rights of the Debtor, any Holders of Claims or Interests, or any other Entity; or (3) constitute an admission, acknowledgment, offer, or undertaking by the Debtor, any Holders of Claims or Interests, or any other Entity. D. Substantial Consummation “Substantial Consummation” of this Combined Disclosure Statement and Plan, as defined in 11 U.S.C. § 1101(2), shall be deemed to occur on the Effective Date. XIII. MODIFICATION, REVOCATION, OR WITHDRAWAL OF THIS COMBINED DISCLOSURE STATEMENT AND PLAN A. Modification and Amendments Except as otherwise specifically provided in this Combined Disclosure Statement and Plan, the Debtor reserves the right to modify this Combined Disclosure Statement and Plan, whether such modification is material or immaterial, and seek Confirmation consistent with the Bankruptcy Code and, as appropriate, not resolicit votes on such modified Combined Disclosure Statement and Plan. Subject to those restrictions on modifications set forth in this Combined Disclosure Statement and Plan and the requirements of section 1127 of the Bankruptcy Code, Rule 3019 of the Federal Rules of Bankruptcy Procedure, and, to the extent applicable, sections 1122, 1123, and 1125 of the Bankruptcy Code, the Debtor expressly reserves its rights to revoke or withdraw, or to alter, amend, or modify this Combined Disclosure Statement and Plan, one or more times, after Confirmation, and, to the extent necessary, may initiate proceedings in the Bankruptcy Court to so alter, amend, or modify this Combined Disclosure Statement and Plan, or remedy any defect or omission, or reconcile any inconsistencies in this Combined Disclosure Statement and Plan or the Confirmation Order, in such matters as may be necessary to carry out the purposes and intent of this Combined Disclosure Statement and Plan. B. Revocation or Withdrawal of this Combined Disclosure Statement and Plan The Debtor reserves the right to revoke or withdraw this Combined Disclosure Statement and Plan prior to the Confirmation Date and to File subsequent plans of reorganization. If the Debtor revokes or withdraws this Combined Disclosure Statement and Plan, or if Confirmation or Case 23-11452-MFW Doc 645-1 Filed 02/26/24 Page 58 of 127

57 US_300412569v6 the Effective Date do not occur, then: (i) this Combined Disclosure Statement and Plan shall be null and void in all respects; (ii) any settlement or compromise embodied in this Combined Disclosure Statement and Plan (including the fixing or limiting to an amount certain of any Claim or Interest or Class of Claims or Interests), assumption or rejection of Executory Contracts or Unexpired Leases effected under this Combined Disclosure Statement and Plan, and any document or agreement executed pursuant to this Combined Disclosure Statement and Plan, shall be deemed null and void; and (iii) nothing contained in this Combined Disclosure Statement and Plan shall: (a) constitute a waiver or release of any Claims or Interests; (b) prejudice in any manner the rights of such Debtor or any other Entity; or (c) constitute an admission, acknowledgement, offer, or undertaking of any sort by such Debtor or any other Entity. XIV. RETENTION OF JURISDICTION Following the Confirmation Date and the Effective Date, the Bankruptcy Court shall retain jurisdiction for the following purposes: (1) to hear and determine any objections to Claims and to address any issues relating to Disputed Claims; (2) to enter and implement such orders as may be appropriate in the event the Confirmation Order is for any reason stayed, revoked, modified, or vacated; (3) resolve any matters related to: (a) the assumption, assumption and assignment, or rejection of any Executory Contract or Unexpired Lease to which the Debtor is party or with respect to which the Debtor may be liable and to hear, determine, and, if necessary, liquidate, any Claims arising therefrom, including Cures pursuant to section 365 of the Bankruptcy Code; (b) any potential contractual obligation under any Executory Contract or Unexpired Lease that is assumed; (c) the Reorganized Debtor amending, modifying, or supplementing, pursuant to Article IX hereof, any Executory Contracts or Unexpired Leases to the list of Executory Contracts and Unexpired Leases to be assumed or rejected or otherwise; and (d) any dispute regarding whether a contract or lease is or was executory or expired; (4) to issue such orders in aid of execution and consummation of this Combined Disclosure Statement and Plan, to the extent authorized by Bankruptcy Code section 1142; (5) to consider any amendments to or modifications of this Combined Disclosure Statement and Plan, to cure any defect or omission, or to reconcile any inconsistency in any order of the Bankruptcy Court, including, without limitation, the Confirmation Order; (6) to hear and determine all requests for compensation and reimbursement of expenses to the extent allowed by the Bankruptcy Court under Bankruptcy Code sections 330 or 503; (7) to hear and determine disputes arising in connection with the interpretation, implementation, or enforcement of this Combined Disclosure Statement and Plan; Case 23-11452-MFW Doc 645-1 Filed 02/26/24 Page 59 of 127

58 US_300412569v6 (8) to hear and determine matters concerning state, local, and federal taxes in accordance with Bankruptcy Code sections 346, 505, and 1146; (9) to hear any other matter not inconsistent with the Bankruptcy Code; (10) to enter the Final Decree; (11) to ensure that Distributions to Holders of Allowed Claims are accomplished pursuant to the provisions of this Combined Disclosure Statement and Plan; (12) to decide or resolve any motions, adversary proceedings, contested or litigated matters, and any other matters and grant or deny any applications involving the Debtor that may be pending on or after the Effective Date; (13) to issue injunctions, enter and implement other orders, or take such other actions as may be necessary or appropriate to restrain interference by any Person or Entity with the occurrence of the Effective Date or enforcement of this Combined Disclosure Statement and Plan, except as otherwise provided herein; (14) to determine any other matters that may arise in connection with or related to this Combined Disclosure Statement and Plan, the Confirmation Order, or any contract, instrument, release, indenture, or other agreement or document created or implemented in connection with this Combined Disclosure Statement and Plan; (15) to enforce, interpret, and determine any disputes arising in connection with any stipulations, orders, judgments, injunctions, exculpations, and rulings entered in connection with the Chapter 11 Case (whether or not the Chapter 11 Case has been closed); (16) to resolve disputes concerning any reserves with respect to Disputed Claims or the administration thereof; and (17) to resolve any disputes concerning whether a Person or Entity had sufficient notice of the Chapter 11 Case, the Bar Date, or the Confirmation Hearing for the purpose of determining whether a Claim or Interest is discharged hereunder, or for any other purpose. XV. MISCELLANEOUS PROVISIONS A. Amendment or Modification of this Combined Disclosure Statement and Plan Alterations, amendments, or modifications of this Combined Disclosure Statement and Plan may be proposed in writing by the Debtor at any time before the Confirmation Date; provided that this Combined Disclosure Statement and Plan, as altered, amended, or modified, satisfies the conditions of Bankruptcy Code sections 1122 and 1123 and the Debtor shall have complied with Bankruptcy Code section 1125. The Debtor may modify this Combined Disclosure Statement and Plan at any time after Confirmation and before substantial consummation, provided that this Combined Disclosure Statement and Plan, as modified, meets the requirements of Bankruptcy Case 23-11452-MFW Doc 645-1 Filed 02/26/24 Page 60 of 127

59 US_300412569v6 Code sections 1122 and 1123 and the circumstances warrant such modifications. A Holder of a Claim that has accepted this Combined Disclosure Statement and Plan shall be deemed to have accepted such Combined Disclosure Statement and Plan as modified if the proposed alteration, amendment, or modification does not materially and adversely change the treatment of the Claim of such Holder. B. Exhibits/Schedules All exhibits and schedules to this Combined Disclosure Statement and Plan are incorporated into and are part of this Combined Disclosure Statement and Plan as if set forth in full herein. C. Plan Supplement The Debtor will File the Plan Supplement at least seven days (7) before the Confirmation Hearing. The Plan Supplement will contain, among other things (1) the Exit Facility Documents; (2) the New Organizational Documents, if applicable; (3) the Rejected Executory Contracts and Unexpired Leases Schedule; and (4) the financial projections. All exhibits and documents included in the Plan Supplement are incorporated into and are a part of this Combined Disclosure Statement and Plan as if set forth in full in this Combined Disclosure Statement and Plan. After the exhibits and documents are Filed, copies of such exhibits and documents shall be available upon written request to the Debtor’s counsel at the address above or by downloading such exhibits and documents from the Debtor’s restructuring website at https://dm.epiq11.com/HartmanSPE or https://www.pacer.gov/. To the extent any exhibit or document is inconsistent with the terms of this Combined Disclosure Statement and Plan, unless otherwise ordered by the Bankruptcy Court, the non-exhibit or non-document portion of this Combined Disclosure Statement and Plan shall control. D. Filing of Additional Documents On or before Substantial Consummation, the Debtor may File with the Bankruptcy Court such agreements and other documents as may be necessary to effectuate and further evidence the terms and conditions of this Combined Disclosure Statement and Plan. The Debtor or the Reorganized Debtor, as applicable, and all Holders of Claims or Interests receiving Distributions pursuant to this Combined Disclosure Statement and Plan and all other parties in interest shall, from time to time, prepare, execute, and deliver any agreements or documents and take any other actions as may be necessary or advisable to effectuate the provisions and intent of this Combined Disclosure Statement and Plan. E. Immediate Binding Effect of this Combined Disclosure Statement and Plan Subject to Article XII hereof and notwithstanding Bankruptcy Rules 3020(e), 6004(h), or 7062 or otherwise, upon the occurrence of the Effective Date, the terms of this Combined Disclosure Statement and Plan (including, for the avoidance of doubt, the documents and instruments contained in the Plan Supplement) shall be immediately effective and enforceable and deemed binding upon the Debtor, the Reorganized Debtor, any and all Holders of Claims or Interests (irrespective of whether such Holders of Claims or Interests have, or are deemed to have Case 23-11452-MFW Doc 645-1 Filed 02/26/24 Page 61 of 127

60 US_300412569v6 accepted this Combined Disclosure Statement and Plan), all Entities that are parties to or are subject to the settlements, compromises, releases, discharges, and injunctions described in this Combined Disclosure Statement and Plan, each Entity acquiring property under this Combined Disclosure Statement and Plan, and any and all non-Debtor parties to Executory Contracts and Unexpired Leases with the Debtor. F. Payment of Statutory Fees. All Statutory Fees incurred prior to the Effective Date shall be paid by the Debtor on the Effective Date. After the Effective Date, the Reorganized Debtor shall be liable to pay any and all Statutory Fees when due and payable. The Debtor shall file all monthly operating reports due prior to the Effective Date when they become due, using UST Form 11-MOR. After the Effective Date, the Reorganized Debtor shall file with the Bankruptcy Court UST Form 11-PCR reports when they become due. The Reorganized Debtor shall remain obligated to pay Statutory Fees to the U.S. Trustee until the earliest of the case being closed, dismissed, or converted to a case under chapter 7 of the Bankruptcy Code. The U.S. Trustee shall not be required to file any Administrative Claim in the case and shall not be treated as providing any release under the Plan. G. Successors and Assigns The rights, benefits, and obligations of any Entity named or referred to in this Combined Disclosure Statement and Plan shall be binding on, and shall inure to the benefit of any heir, executor, administrator, successor or assign, Affiliate, officer, manager, director, agent, representative, attorney, beneficiaries, or guardian, if any, of each Entity. H. Governing Law Except as required by the Bankruptcy Code, the Bankruptcy Rules, or the Local Rules, the rights and obligations arising under this Combined Disclosure Statement and Plan shall be governed by, and construed and enforced in accordance with, the laws of the State of Delaware. I. Time To the extent that any time for the occurrence or happening of an event as set forth in this Combined Disclosure Statement and Plan falls on a day that is not a Business Day, the time for the next occurrence or happening of said event shall be extended to the next Business Day. J. Revocation The Debtor reserves the right to revoke and withdraw this Combined Disclosure Statement and Plan prior to the entry of the Confirmation Order. If the Debtor revokes or withdraws this Combined Disclosure Statement and Plan, this Combined Disclosure Statement and Plan shall be deemed null and void, and nothing contained herein shall be deemed to constitute a waiver or release of any Claims by or against the Debtor, any other Person, or to prejudice in any manner the rights of such parties in any further proceedings involving the Debtor. Case 23-11452-MFW Doc 645-1 Filed 02/26/24 Page 62 of 127

61 US_300412569v6 K. Dissolution of the Committee On the Effective Date, the Committee shall be dissolved and its members deemed released of any continuing duties, responsibilities, and obligations in connection with the Chapter 11 Case or this Combined Disclosure Statement and Plan and its implementation, and the retention and employment of the Committee’s Professionals shall terminate, except with respect to: (i) prosecuting applications for Professionals’ compensation and reimbursement of expenses incurred as a member of the Committee; (ii) asserting, disputing, and participating in resolution of Professional Fee Claims; or (iii) prosecuting or participating in any appeal of the Confirmation Order or any request for consideration thereof. Upon the resolution of (i) through (iii), the Committee shall be immediately dissolved, released, and discharged. L. Inconsistency To the extent that this Combined Disclosure Statement and Plan conflicts with or is inconsistent with any agreement related to this Combined Disclosure Statement and Plan, the provisions of this Combined Disclosure Statement and Plan shall control. In the event of any inconsistency between any provision of any of the foregoing documents, and any provision of the Confirmation Order, the Confirmation Order shall control and take precedence. M. No Admissions Notwithstanding anything herein to the contrary, nothing contained in this Combined Disclosure Statement and Plan shall be deemed an admission by any Entity with respect to any matter set forth herein. N. Reservation of Rights Except as expressly set forth herein, this Combined Disclosure Statement and Plan shall have no force or effect unless the Bankruptcy Court shall enter the Confirmation Order. None of the filing of this Combined Disclosure Statement and Plan, any statement or provision contained herein, or the taking of any action by the Debtor with respect to this Combined Disclosure Statement and Plan shall be or shall be deemed to be an admission or waiver of any rights of the Debtor, Holders of Claims, or Holders of Interests before the Effective Date. O. Notices All notices, requests, and demands to or upon the Debtor to be effective shall be in writing (including by facsimile transmission) and, unless otherwise expressly provided herein, shall be deemed to have been duly given or made when actually delivered or, in the case of notice by facsimile transmission, when received and telephonically confirmed, addressed as follows: Case 23-11452-MFW Doc 645-1 Filed 02/26/24 Page 63 of 127

62 US_300412569v6 If to the Reorganized Debtor: Hartman SPE, LLC Attn: General Counsel 2909 Hillcroft, Suite 420 Houston, TX 77057 With a copy (which shall not constitute notice) to: Katten Muchin Rosenman LLP Attn: John Mitchell, Michaela Crocker, and Yelena Archiyan 2121 North Pearl Street, Suite 1100 Dallas, TX 75201-2494 -and- Chipman Brown Cicero & Cole, LLP Attn: William E. Chipman, Jr. and Mark D. Olivere Hercules Plaza 1313 N. Market Street, Suite 5400 Wilmington, DE 19801 If to the Office of the United States Trustee: Office of the United States Trustee for the District of Delaware Attn: John Schanne Room 2207, Lockbox 35 844 North King Street Wilmington, Delaware 19801 After the Effective Date, the Reorganized Debtor has the authority to send a notice to Entities that to continue to receive documents pursuant to Bankruptcy Rule 2002, such Entity must file a renewed request to receive documents pursuant to Bankruptcy Rule 2002. After the Effective Date, the Reorganized Debtor is authorized to limit the list of Entities receiving documents pursuant to Bankruptcy Rule 2002 to those Entities who have Filed such renewed requests. P. Term of Injunctions or Stays Unless otherwise provided in this Combined Disclosure Statement and Plan or in the Confirmation Order, all injunctions or stays in effect in the Chapter 11 Case pursuant to Bankruptcy Code sections 105 or 362 or any order of the Bankruptcy Court, and extant on the Confirmation Date (excluding any injunctions or stays contained in this Combined Disclosure Statement and Plan or the Confirmation Order) shall remain in full force and effect until the Effective Date. All injunctions or stays contained in this Combined Disclosure Statement and Plan or the Confirmation Order shall remain in full force and effect in accordance with their terms. Case 23-11452-MFW Doc 645-1 Filed 02/26/24 Page 64 of 127

63 US_300412569v6 Q. Entire Agreement Except as otherwise indicated, this Combined Disclosure Statement and Plan (including, for the avoidance of doubt, the documents and instruments in the Plan Supplement) supersedes all previous and contemporaneous negotiations, promises, covenants, agreements, understandings, and representations on such subjects, all of which have become merged and integrated into this Combined Disclosure Statement and Plan. R. Nonseverability of Provisions If, prior to Confirmation, any term or provision of this Combined Disclosure Statement and Plan is held by the Bankruptcy Court to be invalid, void, or unenforceable, the Bankruptcy Court shall have the power to alter and interpret such term or provision to make it valid or enforceable to the maximum extent practicable, consistent with the original purpose of the term or provision held to be invalid, void, or unenforceable, and such term or provision shall then be applicable as altered or interpreted; provided, however, any such alteration or interpretation shall be acceptable to the Debtor and the Exit Lender. Notwithstanding any such holding, alteration, or interpretation, the remainder of the terms and provisions of this Combined Disclosure Statement and Plan will remain in full force and effect and will in no way be affected, impaired, or invalidated by such holding, alteration, or interpretation. The Confirmation Order shall constitute a judicial determination and shall provide that each term and provision of this Combined Disclosure Statement and Plan, as it may have been altered or interpreted in accordance with the foregoing, is: (1) valid and enforceable pursuant to its terms; (2) integral to this Combined Disclosure Statement and Plan and may not be deleted or modified without the Debtor’s or Reorganized Debtor’s consent, as applicable; and (3) nonseverable and mutually dependent. S. Closing of Chapter 11 Case The Reorganized Debtor shall, promptly after the full administration of the Chapter 11 Case, File with the Bankruptcy Court all documents required by Bankruptcy Rule 3022 and any applicable order of the Bankruptcy Court to close the Chapter 11 Case. T. Waiver or Estoppel Each holder of a Claim or an Interest shall be deemed to have waived any right to assert any argument, including the right to argue that its Claim or Interest should be Allowed in a certain amount, in a certain priority, secured or not subordinated by virtue of an agreement made with the Debtor or its counsel, or any other Entity, if such agreement was not disclosed in this Combined Disclosure Statement and Plan or papers Filed with the Bankruptcy Court prior to the Confirmation Date. Case 23-11452-MFW Doc 645-1 Filed 02/26/24 Page 65 of 127

64 US_300412569v6 Dated: February 23, 2024 McKinney, Texas /s/ David Wheeler David Wheeler President Hartman SPE Management, LLC Case 23-11452-MFW Doc 645-1 Filed 02/26/24 Page 66 of 127

US_300412569v6 Exhibit A Assumption Schedule Case 23-11452-MFW Doc 645-1 Filed 02/26/24 Page 67 of 127

Case 23-11452-MFW Doc 645-1 Filed 02/26/24 Page 68 of 127

Purchase and Sale Agreements

Contract Counterparty	Property	Counterparty Address	E-Mail Address	Contract Proposed to be Assumed and Assigned	Proposed Cure
Avistone, LLC	Central Park Business Center 1900 Firman Drive 1901 N. Glenville Drive Richardson, TX 75081	Avistone, LLC Attn: Daniel Culler 11975 El Camino Real, Suite 100 San Diego, CA 92130	danc@avistone.com	Purchase and Sale Agreement	$0
Costco Wholesale Corporation	North Central Plaza I 12655 N. Central Expressway Dallas, TX	Costco Wholesale Corporation Attn: David Messner 730 Lake Drive Issaquah, WA 98027	bcoffey@costco.com	Purchase and Sale Agreement	$0
Hamilton Commercial LLC	Gateway Tower 8111 LBJ Freeway Dallas, TX	Hamilton Commercial LLC Attn: Hamilton Peck 401 E. Palace Parkway Grant Prairie, TX 75050	hamilton@hamiltoncommercialtx.com	Purchase and Sale Agreement	$0
Shop Concepts, LLC	Commerce Plaza 12800-12890 Hillcrest Road Dallas, TX	Shop Concepts, LLC Attn: Pete Podesta 4809 Cole Ave., Suite 330 Dallas, TX 75205	pete@shopcompanies.com	Purchase and Sale Agreement	$0
Zaheer Shaikh	Chelsea Square 5020 FM 1960 Road West Houston, TX 77069	Zaheer Shaikh 26 Stonegate Park Court Spring, Texas 77379	zachshaikh@gmail.com	Purchase and Sale Agreement	$0

Contract Counterparty Address E-Mail Address Contract Proposed to be Assumed and Assigned Proposed Cure Edge Realty Partners Houston, LLC 515 Post Oak Blvd., Suite 175 Houston, Texas 77027 Retail Listing Agreement $0 Silver Star Property Management, Inc. formerly known as Hartman Income REIT Property Management. 2909 Hillcroft, Suite 420 Attn: Louis Fox Houston, Texas 77057 Real Property Management Agreement* Non-Tenant Execuory Contracts * The Real Property Management Agreement will be assumed by, and will remain with, the Debtor. It will not be assigned to Silver Star Borrower. Case 23-11452-MFW Doc 645-1 Filed 02/26/24 Page 69 of 127

Case 23-11452-MFW Doc 645-1 Filed 02/26/24 Page 70 of 127

400 NORTHBELT

Contract Counterparty	Address	E-Mail Address	Contract Proposed to be Assumed and Assigned	Proposed Cure
ADVANCED MATERNITY INNOVATIONS, LP	400 NORTH SAM HOUSTON PARKWAY SUITE 1000 HOUSTON, TX - 77060	smc@innovalp.com	LEASE	$0
AMEGY BANK OF TEXAS	ATTN: CORPORATE REAL ESTATE 1717 WEST LOOP SOUTH HOUSTON, TX - 77027	amegybank.admin@hughesmarino.com	LEASE	$0
AMERICAN WESTERN STEEL, LLC	400 N. SAM HOUSTON PARKWAY EAST HOUSTON, TX - 77060	accountspayable@americanwesternsteel.com	LEASE	$0
BELL GEOSPACE, INC.	400 N. SAM HOUSTON PARKWAY EAST SUITE 325 HOUSTON, TX - 77060	agoza@bellgeo.com	LEASE	$0
BELLAIRE WELLNESS CENTER, PLLC	400 N SAM HOUSTON PARKWAY E STE 230 HOUSTON, TX - 77060	dr.grigsby@bellairewellnesscenter.com	LEASE	$0
CHARLES MATHIS	1522 DEWALT STREET HOUSTON, TX - 77088	henson.april@yahoo.com	LEASE	$0
CROSSOVER LOGISTICS (USA) INC.	95 DULCET HOLLOW COURT THE WOODLANDS, TX - 77382	duanesobczak@crossover-group.us	LEASE	$0
EDUCATIONAL COMMISSION FOR FOREIGN MEDICAL GRADUATES	ATTN: RICH ECKARD/THU DIEP 3624 MARKET ST. PHILADELPHIA, PA - 19104	acctspay@ecfmg.org	LEASE	$0
GALTWAY MARKETING, LLC	400 N. SAM HOUSTON PKWY EAST SUITE 650 HOUSTON, TX - 77060	cristina.pleitez@uprightdigital.com	LEASE	$0
GLOBAL INSTRUMENTATION SERVICES, LLC	ATTN: GAVIN LEWIS 505 W. 17TH STREET HOUSTON TX - 77008	glewis@giscal.com	LEASE	$0
JOHN FEUCHT	400 NORTH SAM HOUSTON PARKWAY EAST SUITE 413 AND 414 HOUSTON, TX - 77060	john@c3solns.com	LEASE	$0
KAREN CALDERON TRIVINO	ATTN: Javier Amara Marquez 400 N. SAM HOUSTON PARKWAY, SUITE 675 HOUSTON TX - 77060	amayawsb@gmail.com	LEASE	$0
LEVEL 3 COMMUNICATIONS, LLC	1025 EL DORADO BLVD BROOMFIELD CO - 80021	realestatepayments@Level3.com	LEASE	$0
MARK KAHIL	400 NORTH SAM HOUSTON PARKWAY EAST SUITE 320 HOUSTON TX - 77060	MARK.KAHIL@USHAdvisors.com	LEASE	$0
MASTERPIECE INTERNATIONAL LIMITED	400 N. SAM HOUSTON PARKWAY EAST SUITE 1025 HOUSTON TX - 77060	jself@masterpieceintl.com	LEASE	$0
REPUBLIC CENTRAL REALTY, INC.	400 N. SAM HOUSTON PARKWAY EAST SUITE 105 HOUSTON TX - 77060	Ignacio@rcrcorp.com	LEASE	$0
RH SHIPPING & CHARTERING (USA), LLC	400 N. Belt Houston Suite 1010 Houston TX - 77060	adminusa@rh-shipping.com	LEASE	$0

Case 23-11452-MFW Doc 645-1 Filed 02/26/24 Page 71 of 127

Contract Counterparty	Address	E-Mail Address	Contract Proposed to be Assumed and Assigned	Proposed Cure
SEQUOIA MEDICAL PRACTICE PLLC	ATTN: RONAN PATANKAR 400 NORTH SAM HOUSTON PARKWAY EAST SUITE 301 HOUSTON TX - 77060	drpatankar@sequoia-medicine.com	LEASE	$0
SORC, LLC	11811 NORTH FREEWAY, STE 100 HOUSTON TX - 77060	lifechangersbus3@gmail.com	LEASE	$0
SUNBELT MERCHANT GROUP CONSULTING, INC	400 N SAM HOUSTON PARKWAY E,STE 601 HOUSTON TX - 77060	Seema@sunbeltmerchantgroup.com	LEASE	$0
TERESA BREWER	400 N SAM HOUSTON PARKWAY E, STE 210 Black Heritage Society HOUSTON TX - 77060	tb3622@yahoo.com	LEASE	$0

Case 23-11452-MFW Doc 645-1 Filed 02/26/24 Page 72 of 127

601 SAWYER

Contract Counterparty	Address	E-Mail Address	Contract Proposed to be Assumed and Assigned	Proposed Cure
CITY OF HOUSTON, TEXAS	GENERAL SERVICES DEPARTMENT 900 BAGBY STREET 2ND FLOOR HOUSTON, TX - 77002		LEASE	$0
EMPIRE CHIROPRACTIC AND REHAB, LLC	601 SAWYER, STE 330 HOUSTON, TX - 77007	bryan@empirechiropracticandrehab.com	LEASE	$0
G.B.C. FINANCE COMPANY, INC.	601 SAWYER, SUITE 100 HOUSTON, TX - 77007	stevegullo@me.com	LEASE	$0
GROPPE, LONG & LITTELL	601 SAWYER, SUITE 620 HOUSTON, TX - 77007	gll@groppelong.com	LEASE	$0
GTE MOBILNET OF SOUTH TEXAS LP	ATTN: NETWORK REAL ESTATE 180 WASHINGTON VALLEY ROAD BEDMINSTER, NJ - 07921	kelly.rodgers@verizonwireless.com	LEASE	$0
INNOWATTS, LLC	601 SAWYER, SUITE 205 HOUSTON, TX - 77007	Accounting@innowatts.com	LEASE	$0
INTERVAL ANALYTICS LLC	601 SAWYER STE 240 HOUSTON, TX - 77007		LEASE	$0
LAPEZE & JOHNS, P.L.L.C.	601 SAWYER, SUITE 650 HOUSTON, TX - 77007	taylor@lapezejohns.com	LEASE	$0
MASSEY LAW FIRM PLLC and THE ARNSWORTH LAW FIRM PLLC	601 SAWYER ST, SUITE 225 HOUSTON, TX - 77007	dmassey@masseytrial.com	LEASE	$0
MORRIS STRATEGIC INVESTMENTS, LLC	601 SAWYER, STE 660 HOUSTON, TX - 77007	glenn@morrissi.com	LEASE	$0
OWSLEY LAW FIRM, PLLC	601 SAWYER, STE 200 HOUSTON, TX - 77007	ruby@owsleylawfirm.com	LEASE	$0
SHELLIST, PEEBLES, MCALISTER, LLP	601 SAWYER, SUITE 750 HOUSTON, TX - 77007	peebles@texaslegalteam.net	LEASE	$0
STRUCTURE TONE SOUTHWEST, LLC	601 SAWYER, SUITE 310 HOUSTON, TX - 77007	Anna.wylie@structuretone.com	LEASE	$0
T-MOBILE USA, INC.	T-MOBILE USA, INC. ATTN: LEASE COMPLIANCE SITE NO. A3E0003A BELLEVUE, WA - 98006	PropertyManagement@tmobile.com	LEASE	$0
VIETBINO, LLC	601 SAWYER, STE 320 HOUSTON, TX - 77007	hami@getonefootover.com	LEASE	$0
WILINE NETWORKS, INC.	1599 INDUSTRIAL RD SAN CARLOS, CA - 94070	ap@wiline.com	LEASE	$0

Case 23-11452-MFW Doc 645-1 Filed 02/26/24 Page 73 of 127

616 FM 1960 WEST

Contract Counterparty	Address	E-Mail Address	Contract Proposed to be Assumed and Assigned	Proposed Cure
ADVANTAGE FINANCE, LLC	5923 BRIAR HILL CT. SUGAR LAND, TX - 77478	asifdharani@gmail.com	LEASE	$0
A-LINE LOGISTICS, INC.	616 FM 1960, SUITE 415 HOUSTON, TX - 77090	lisa@a-linelogistics.com	LEASE	$0
AMT INS LLC	4215 SABLE COURT HOUSTON, TX - 77014	michelle.aguiluz@brightway.com	LEASE	$0
BLUE STAR SECURITY, LLC	507 N. SAM HOUSTON PKWY, SUITE 100 ATTN: BRANDON TORRES HOUSTON, TX - 77060	brandon@bluestartx.com	LEASE	$0
CAROUSEL SPECIALTY PRODUCTS, INC.	616 FM 1960 WEST, SUITE 660 HOUSTON, TX - 77090	steven.zhang@carousel-sp.com	LEASE	$0
CHRISTIAN OZBUN	c/o WEATHERTIGHT BUILDING CONSULTANTS, LLC 616 FM 1960, SUITE 570 HOUSTON, TX - 77090	cozbun@weathertightconsulting.com	LEASE	$0
CONNECT HOME HEALTH LLC	7001 BOULEVARD 26, SUITE 501 ATTN: EZRA KUENZI NORTH RICHLAND HILLS, TX - 76180	invoices@connectpediatrics.com	LEASE	$0
DEL CORONA & SCARDIGLI NORTH AMERICA, INC.	616 FM 1960 ROAD WEST, SUITE 650 HOUSTON, TX - 77090	caroline.johnson@us.dcsfreight.com	LEASE	$0
DENNIS ALVAREZ, PSY. D., LPC	74 APRIL HILL DRIVE MONTGOMERY, TX - 77356	dmajkc@msn.com	LEASE	$0
DIRECT AUTO FINANCING LLC	ATTN: ALVARO QUINTANILLA 3450 FM 1960 ROAD W HUMBLE, TX - 77338	texascapitalmotorgroup@gmail.com	LEASE	$0
EXPRESS MULTISERVICES & TITLES	616 FM 1960, STE 200D HOUSTON, TX - 77090	sylvetteg2017@gmail.com	LEASE	$0
FABIAN DIAZ	18903 BRESSINGHAM DRIVE TOMBALL, TX - 77375	fabian.diaz.vacmi4@statefarm.com	LEASE	$0
GOODRICH AMERICAS INC.	616 FM 1960, SUITE 550 HOUSTON, TX - 77090	operations@goodrichamericas.com	LEASE	$0
GTE MOBILNET OF SOUTH TEXAS LIMITED PARTNERSHIP	dba VERIZON WIRELESS 180 WASHINGTON VALLEY RD BEDMINSTER, NJ - 07921	SoHGCPropertyManagement@VerizonWireless.com	LEASE	$0
HUSSAMADDIN AL-KHADOUR, M.D., P.A.	902 FROSTWOOD DRIVE, #106 HOUSTON, TX - 77024	alkhadourh@gmail.com	LEASE	$0
JOBE ELITE MANAGEMENT LLC	31406 ASHLAND PARK LANE ATTN: FRANKIE JOBE SPRING, TX - 77386	frankie.jobe@gmail.com	LEASE	$0
JP MORGAN CHASE LEASE ADMINISTRATION	1111 POLARIS PKWY, SUITE 1E MAIL CODE OH1-0241 COLUMBUS, OH - 43240	lease.administration.research@jpmchase.com	LEASE	$0
KARINA MCKINNEY	11 LILIUM COURT SPRING, TX - 77380	Karinamcknn@gmail.com	LEASE	$0
LEO & DUTTON PLLC	616 FM 1960 WEST, SUITE 635 HOUSTON, TX - 77090	joe.leo@leodutton.com	LEASE	$0
LIZ TRANSPORT & LOGISTICS, LLC	616 FM 1960, SUITE 265 HOUSTON, TX - 77090	francisowo1354@aol.com	LEASE	$0
LOGIX COMMUNICATIONS, L.P.	2950 N. LOOP W., SUITE 800 HOUSTON, TX - 77092	Sharon.Obrien@LogixCom.com	LEASE	$0
LUCKY TAX AND NOTARY LLC	14300 CORNERSTONE VILLAGE DR STE. 419-E ATTN: LASHANNA LUCKY HOUSTON, TX - 77014	luckytaxhouston@gmail.com	LEASE	$0
OPERATING SYSTEMS, INC.	616 FM 1960 WEST, SUITE 316 HOUSTON, TX - 77090	nsmith@osihouston.com	LEASE	$0
PERCHES LAND SERVICES, INC.	616 FM 1960, SUITE 200 HOUSTON, TX - 77090	perchesland@att.net	LEASE	$0
PRIME ITS, INC. a Texas corporation	616 FM 1960 WEST, SUITE 410 HOUSTON, TX - 77090	accountspayable@primeits.net	LEASE	$0
PROPLANT INC	6111 W. BALSAM FIR CIRCLE ATTN TOWFIQUE HABIB & MICHAEL S. ANTONY SPRING, X - 77386	habib@proplantinc.com	LEASE	$0
RICARDO NUNEZ	18001 CYPRESS TRACE ROAD HOUSTON, TX - 77090	rnunez464@gmail.com	LEASE	$0
RICHARD GEORGE HAEHNER DBA R.H. HAEHNER	616 FM 1960 WEST, SUITE 520 HOUSTON, TX - 77090	lhaehner@comcast.net	LEASE	$0

Case 23-11452-MFW Doc 645-1 Filed 02/26/24 Page 74 of 127

Contract Counterparty	Address	E-Mail Address	Contract Proposed to be Assumed and Assigned	Proposed Cure
SOUTHERN LEGACY HOSPICE LLC	23 WILD COLT PLACE ATTN: SAJID SIDDIQUI SPRING, TX - 77382	adm@southernlegacyhospice.com	LEASE	$0
SPARTAN STEEL PRODUCTS, INC. DBA SPARTAN ENERGY TUBULARS and PIONEER STEEL & TUBE CORP. DBA PIONEER PIPE CORP	616 FM 1960, SUITE 290 HOUSTON, TX - 77090	kmulhear@spartansteel.com	LEASE	$0
THE SUAREZ LAW FIRM, PLLC	616 FM 1960, Ste 522 Houston, TX - 77090	office@asuarezlawfirm.com	LEASE	$0
THE UNITED STATES OF AMERICA	P O BOX 9001 WINCHESTER, VA - 22604	fema-finance-vendor-payments@fema.dhs.gov	LEASE	$0
TRITON CONSTRUCTION COMPANY, INC.	616 FM 1960, Suite 105 Houston, TX - 77090	c.philley@yahoo.com	LEASE	$0
VELOCITY UNIFIED COMMUNICATIONS, INC.	616 FM 1960 W, SUITE 330 HOUSTON, TX - 77090	j.thompson@vucinc.com	LEASE	$0
VK CONSULTANT GROUP LLC	13100 WORTHAM CENTER DR STE 300 ATTN: VALERIE CARTER HOUSTON, TX - 77065	vcarter@vkconsultantgroup.com	LEASE	$0

Case 23-11452-MFW Doc 645-1 Filed 02/26/24 Page 75 of 127

3100 TIMMONS

Contract Counterparty	Address	E-Mail Address	Contract Proposed to be Assumed and Assigned	Proposed Cure
ACUPUNCTURE THERAPEUTIC BEAUTY CENTER, CORP.	3100 TIMMONS LANE, SUITE 540 HOUSTON, TX - 77027	lingshu8@gmail.com	LEASE	$0
AFFILIATES IN PHYSICAL THERAPY, INC.	3100 TIMMONS LANE, SUITE 120 HOUSTON , TX - 77027	laurie@affiliatesinphysicaltherapy.com	LEASE	$0
AFFILIATES PRIME, LLC	3100 TIMMONS LANE, SUITE 115 HOUSTON, TX - 77027	laurie@affiliatesprime.com	LEASE	$0
ANCHOR HOSPICE, LLC	3100 TIMMONS LANE, SUITE 265 HOUSTON, TX - 77027	dnichols@anchorhospice.com	LEASE	$0
ANDREW SALEM, MD	3100 TIMMONS LANE, SUITE 320 HOUSTON, TX - 77027	mmansour1989@gmail.com	LEASE	$0
BEACHEM LAW FIRM	3100 TIMMONS, SUITE 54 HOUSTON, TX - 77027	jermecia.beachem@beachemlaw.com	LEASE	$0
BROSNAN RISK CONSULTANTS, LTD.	1 BLUE HILL PLAZA, 14TH FLOOR PEARL RIVER, NY - 10965	Vendor-invoices@brosnanrisk.com	LEASE	$0
CARRIGAN & ANDERSON, PLLC	3100 TIMMONS LANE, SUITE 210 HOUSTON, TX - 77027	rjones@ccatriallaw.com	LEASE	$0
DAVID P. MATTHEWS, LLP DBA MATTHEWS & ASSOCIATES	2905 SACKETT ST. ATTN: MONYA SCHWARTZ HOUSTON, TX - 77098	mschwartz@thematthewslawfirm.com	LEASE	$0
DR. LAWRENCE WRIGHT	3100 TIMMONS LANE, SUITE 150 HOUSTON. TX - 77027	yygallaga@gmail.com	LEASE	$0
FUSI AND CRAIG PLASTIC SURGERY, PA	3100 TIMMONS LANE, SUITE 255 HOUSTON, TX - 77027	tythomas@tz.cpa	LEASE	$0
GREENWAY CHIROPRACTIC	3100 TIMMONS LANE, SUITE 135 HOUSTON , TX - 77027	timzeller@gmail.com	LEASE	$0
HOGDEN INDUSTRIES, LLC	3100 TIMMONS LANE, SUITE 555 HOUSTON, TX - 77027	sarah@hogden.com	LEASE	$0
HOLD TIGHT SOLUTIONS, INC.	P.O. BOX 27907 HOUSTON, TX - 77227	reese.hazel@holdtight.com	LEASE	$0
HOUSTON NEUROPSYCHOLOGY ASSOCIATES, PLLC	3100 TIMMONS LANE, SUITE 565 HOUSTON, TX - 77027	managers@houston-npa.com	LEASE	$0
HR WALLINGFORD	INTERNATIONAL OPERATIONS DIRECTOR HOWBERY PARK, WALLINGFORD UNITED KINGDOM - OX10 8BA	r.lewis@hrwallingford.com	LEASE	$0
HYPE SPORTS MEDICINE, LLC	3100 TIMMONS LANE, SUITE 585 HOUSTON, TX - 77027	casey@hypesportsmed.com	LEASE	$0
IMPARALI CUSTOM TAILORS, LLC	3100 TIMMONS LANE, SUITE 125 HOUSTON, TX - 77027	matt@imparali.com	LEASE	$0
IMPECCABLE ENTERPRISES, LLC	3100 TIMMONS LANE, SUITE 145 HOUSTON, TX - 77027	impeccablecredit@gmail.com	LEASE	$0
ISABELLA MIA SKIN CARE INC.	3100 TIMMONS LANE, SUITE 390 HOUSTON, TX - 77027	isabellamiaskincare@gmail.com	LEASE	$0
JAG ENERGY HOLDINGS, LLC	3100 TIMMONS LANE STE 270 HOUSTON, TX - 77027	accounting@jagenergy.com	LEASE	$0
JAMES S. WALKER and ERIC J. KIRKPATRICK	1810 KIPLING ST. HOUSTON, TX - 77098	jwalker@walkertexaslawyer.com	LEASE	$0
K. RENEE SALON	3100 TIMMONS LANE, STE #130 HOUSTON , TX - 77027	mkrenee01@aol.com	LEASE	$0
KIM M. CRAMER	1312 UTAH ST. HOUSTON, TX - 77007	kimcramer@sbcglobal.net	LEASE	$0
KNOWLES WELLNESS SOLUTIONS, LLC	3100 TIMMONS LANE, SUITE 351 HOUSTON, TX - 77027	info@hairandwellness.com	LEASE	$0
MERCURY CHAMBER ORCHESTRA INC.	3100 TIMMONS LANE, SUITE 201 HOUSTON, TX - 77027	brian@mercuryhouston.org	LEASE	$0
NORMAN L. STRAUB and DAVID K. MESTEMAKER	14219 LAKE SCENE TRAIL HOUSTON, TX - 77059	nstraub@mandsattorneys.com	LEASE	$0
PEGGY A. MATTHEWS	3100 TIMMONS LANE, SUITE 300 HOUSTON, TX - 77027	pmatthews@rrrhouston.com	LEASE	$0
PSI PREMIER SPECIALTIES, INC	3100 Timmons Lane, Ste 101 HOUSTON, TX - 77027	stephen.snyder@bcpgroup.net	LEASE	$0
RENOVA HEALTHCARE MANAGEMENT, LLC	3100 TIMMONS LANE, SUITE 225 HOUSTON, TX - 77027	mark.naghavi@renovalaser.com	LEASE	$0

Case 23-11452-MFW Doc 645-1 Filed 02/26/24 Page 76 of 127

Contract Counterparty	Address	E-Mail Address	Contract Proposed to be Assumed and Assigned	Proposed Cure
REVIVE HOUSE BUYERS LLC	3100 TIMMONS LANE, SUITE 445 HOUSTON, TX - 77027	Michelle@greenlightoffer.com	LEASE	$0
ROGER GODDARD, CPA, P.C.	3100 TIMMONS LANE, STE 440 HOUSTON, TX - 77027	rgoddard@rogergoddardcpa.com	LEASE	$0
S & S THERAPY, L.P.	3100 TIMMONS LANE, SUITE 450 HOUSTON, TX - 77027	drf@fixmysportsinjury.com	LEASE	$0
SUJEETH DRAKSHARAM	30 BERINGER PLACE SUGAR LAND, TX - 77479	sbd@sirrusengineers.com	LEASE	$0
THE GUESS GROUP, INC.	3100 TIMMONS LANE, SUITE 200 HOUSTON, TX - 77027	carolyn@guessgroup.net	LEASE	$0
TREVINO CONSULTING GROUP, LLC	5334 BORDLEY DRIVE HOUSTON, TX - 77056	ileana@trevinoconsulting.org	LEASE	$0
VLADIMIR REDKO, MD	41 Stillforest St Houston, TX - 77024	vsredko@gmail.com	LEASE	$0
WIND HOLDINGS LLC	3100 TIMMONS LANE, SUITE 100 HOUSTON, TX - 77027	ryanwind@gmail.com	LEASE	$0

Case 23-11452-MFW Doc 645-1 Filed 02/26/24 Page 77 of 127

11811 NORTH FREEWAY

Contract Counterparty	Address	E-Mail Address	Contract Proposed to be Assumed and Assigned	Proposed Cure
AARON CHRISTENSEN	11811 N FREEWAY, STE 200 HOUSTON, TX - 77060	aaron@agcfirm.com	LEASE	$0
ACACIA MORTGAGE FINANCE GROUP INC	4619 ST. MICHAELS COURT ATTN: HERBERT ENGLISH SUGAR LAND, TX - 77479	henglish@acaciamtg.com	LEASE	$0
ALI FAROOQI	20822 JADESTONE LANE ATTN: ALI FAROOQI SPRING, TX - 77388	razafarooqui@gmail.com	LEASE	$0
APTIVE DIAGNOSTICS LLC	5745 BROOKFIELD CIRCLE ATTN: MICHAEL FRIED FT. LAUDERDALE, FL - 33312	billing@aptivedx.com	LEASE	$0
AVAIL SECURITY GROUP, LLC	11811 N. FREEWAY, STE 301 HOUSTON, TX - 77060	k.franco@availsg.com	LEASE	$0
BELOR HOME HEALTH, INC.	1511 CHESTNUT RIDGE RD. KINGWOOD, TX - 77339	belorcaroline@gmail.com	LEASE	$0
BRITTANY SCOBY	9393 FM 1960 BYPASS ROAD HUMBLE, TX - 77338	brittanyscoby@yahoo.com	LEASE	$0
CHERI HARMON	11811 N. FREEWAY STE 508 HOUSTON, TX - 77060	jamcrewtaxes@gmail.com	LEASE	$0
CONFIE ADMINISTRATIVE SERVICES, INC.	11511 LUNA ROAD, SUITE 500 FARMERS BRANCH, TX - 75234	Kendra.lewelling@confiegroup.com	LEASE	$0
CONSTRUCTION101FORWOMEN.COM	11811 N. FREEWAY, STE 490 HOUSTON, TX - 77060	sandrahvittands@sandbsystems.com	LEASE	$0
CURTIS VAUGHN	1510 TWINBROOKE DRIVE HOUSTON, TX - 77088	tawannahumphrey@yahoo.com	LEASE	$0
DAMON P. COLEMAN	3303 CYPRESS CREEK PARKWAY, SUITE 470D HOUSTON, TX - 77068	damonpcoleman@gmail.com	LEASE	$0
EC, LLC	11811 NORTH FREEWAY, SUITE 625 HOUSTON, TX - 77060	Adriana.calhoon@gmail.com	LEASE	$0
ENERG SCREEN LLC	ATTN: HOWARD BONHOMME 14307 MOPAN SPRINGS LANE HOUSTON, TX - 77044	hbonhomme@energscreens.com	LEASE	$0
EVARISTUS NKONGCHU	11811 N FREEWAY, STE 160 HOUSTON, TX - 77060	Nkongchulaw@gmail.com	LEASE	$0
FRED LOYA - ADMINISTRATION/RETAIL SALES	1800 LEE TREVINO, SUITE 201 EL PASO, TX - 79936	propmgmt@fredloya.com	LEASE	$0
FRED LOYA - LEGAL/CLAIMS	1800 LEE TREVINO, SUITE 201 EL PASO, TX - 79936	propmgmt@fredloya.com	LEASE	$0
FRED LOYA - TRAINING	1800 LEE TREVINO, SUITE 201 EL PASO, TX - 79936	propmgmt@fredloya.com	LEASE	$0
HEALTHCARE TRAINING INSTITUTE, INC	11811 N FREEWAY, STE 300 HOUSTON, TX - 77060	catina.brimmer@outlook.com	LEASE	$0
HOPE COUNSELING SERVICES, LLC	11811 NORTH FREEWAY, SUITE 608 HOUSTON, TX - 77060	kwcofield@gmail.com	LEASE	$0
I.G.P. LOGISTICS LLC	11811 N FREEWAY, STE 557 HOUSTON, TX - 77060	pauldaniel2070@gmail.com	LEASE	$0
INVITCUS THIRTY, INC	11811 N FREEWAY, STE 556 HOUSTON, TX - 77060	imosesjr@comcast.net	LEASE	$0
J&H ACOUSTICAL CEILINGS AND CONSTRUCTION LLC	C/O JONATHAN FLORES 4118 E CROSSTIMBERS STREET HOUSTON, TX - 77016	jonathan@JHAcousticsAndConstruction.com	LEASE	$0
JOEL ORELLANA	11811 NORTH FREEWAY, SUITE 450 HOUSTON, TX - 77060	kevin.orellana.2015@gmail.com	LEASE	$0
JUAN M. ALDAPE, ATTORNE	11811 NORTH FREEWAY, SUITE 618 HOUSTON, TX - 77060	aldapelaw@gmail.com	LEASE	$0
LACOMELAW, P.C.	ATTN: JOSEPH LaCOME 4040 CIVIC CENTER DRIVE, SUITE 200 SAN RAFAEL, CA - 94903	lacomelawhouston@gmail.com	LEASE	$0
LATIN MANAGEMENT	11811 N FREEWAY, STE 105 HOUSTON, TX - 77060	ostmich@att.net	LEASE	$0
LAW OFFICES OF CHAUNTE STERLING, PLLC	11811 N. FREEWAY, STE 218 HOUSTON, TX - 77060	Chaunte.sterling@gmail.com	LEASE	$0

Case 23-11452-MFW Doc 645-1 Filed 02/26/24 Page 78 of 127

Contract Counterparty	Address	E-Mail Address	Contract Proposed to be Assumed and Assigned	Proposed Cure
LAW OFFICES OF GEORGE FORD	11811 N FREEWAY, STE 533 HOUSTON, TX - 77060	georgeford858@gmail.com	LEASE	$0
LAW OFFICES OF NAOMI L. GARCIA & ASSOC., PLLC	11811 NORTH FREEWAY, STE 503 HOUSTON, TX - 77060	attorneynaomigarcia@gmail.com	LEASE	$0
LEIBOWITZ AMC, INC.	11811 N FREEWAY, STE 558 HOUSTON, TX - 77060	lynnl@leibowitz-horton.com	LEASE	$0
LOFTY TRANSPORTATION SERVICES, LLC	696 pineloch Drm, apt 816 ATTN: ASHRAF ALY Webster, TX - 77598	lotfytransportation@gmail.com	LEASE	$0
MELVIN DOLOBAH	11811 N. FREEWAY, SUITE 554 HOUSTON, TX - 77060	melvinbanks2005@yahoo.com	LEASE	$0
MICHAEL SOFIA	11811 N FREEWAY, STE 544 HOUSTON, TX - 77060	mikesofia@outlook.com	LEASE	$0
MINOR TO MAJOR LLC	11811 N FREEWAY, STE 549 HOUSTON, TX - 77060	jrankins1@angelo.edu	LEASE	$0
MINT DENTISTRY, PLLC	11811 NORTH FREEWAY, SUITE 600 HOUSTON, TX - 77060	emilyrellis@mintdentistry.com	LEASE	$0
MMK GROUP OF TEXAS, LLC	21510 HALES HUNT COURT ATTN: MACK MONTGOMERY SPRING, TX - 77388	mack@winnerscirclegroupoftexas.com	LEASE	$0
NATIONWIDE TRAILERS, LLC	11811 NORTH FREEWAY, SUITE 210 HOUSTON, TX - 77060	garyd@nationwidetrailers.com	LEASE	$0
NOE PENALOZA	11811 N FREEWAY, STE 537 HOUSTON, TX - 77060	noepenaloza20@hotmail.com	LEASE	$0
OMNIA HEALTHCARE HOLDINGS, LLC	11811 N FREEWAY, STE 507 HOUSTON, TX - 77060	seun.kibirige@omniahealthcare.com	LEASE	$0
OPTIMA LOGISTICS LLC	17701 108TH AVENUE SE, #543 RENTON, WA - 98055	snyagu2008@gmail.com	LEASE	$0
REFLEXIONES BILINGUAL FAMILY SERVICES	11811 N FREEWAY, STE 526 HOUSTON, TX - 77060	f.williams@reflexionesbfs.org	LEASE	$0
REFUND ADVISORY CORP	11811 N FREEWAY, STE 543 HOUSTON, TX - 77060	karyn@kwardcpa.com	LEASE	$0
SANG JOO	11811 NORTH FREEWAY STE 260 HOUSTON, TX	mskjoo@yahoo.com	LEASE	$0
TOBY INSURANCE SERVICES LLC	24624 I-45N, SUITE 200 SPRING, TX - 77386	jennifer@goldenhillinsurance.com	LEASE	$0
VERIZON	180 WASHINGTON VALLEY RD. ATTN: NETWORK REAL ESTATE BEDMINSTER, NJ - 07921	Lee.Heinsohn@VerizonWireless.com	LEASE	$0
W. BALDWIN INC.	11811 N. FREEWAY, STE 510 HOUSTON, TX - 77060	joseph2977@sbcglobal.net	LEASE	$0
WADE RATHKE	ATTN: LES SALMERON 3333 FANNIN, SUITE 115 HOUSTON, TX - 77004	chieforganizer@unitedlaborunions.org	LEASE	$0

Case 23-11452-MFW Doc 645-1 Filed 02/26/24 Page 79 of 127

ASHFORD CROSSING II

Contract Counterparty	Address	E-Mail Address	Contract Proposed to be Assumed and Assigned	Proposed Cure
ABB CARE TRANSPORT INC	ATTN: AMIN ABBASHER 101 BRANCHWOOD TRAIL COPPELL, TX - 75019	acostly@yahoo.com	LEASE	$0
ACTUAL SEO MEDIA, INC.	1880 S DAIRY ASHFORD, SUITE 682 HOUSTON, TX - 77077	admin@actualseomedia.com	LEASE	$0
AESTHETIC LINE BY IC, LLC	1880 S DAIRY ASHFORD, STE 660 HOUSTON, TX - 77077	aestheticlineingridchacon@gmail.com	LEASE	$0
ASCENT BUSINESS SYSTEMS, INC.	1880 S. DAIRY ASHFORD, SUITE 535 HOUSTON, TX - 77077	mhutar@ascent-sys.com	LEASE	$0
B.I.E. INTERNATIONAL INC.	1880 SOUTH DAIRY ASHFORD, SUITE 525 HOUSTON, TX - 77077	ralph.grenville@biegroup.com	LEASE	$0
BEAUTE CONNECTION DG, LLC.	6619 AMBERFIELD LANE ATTN: DORKA GARRIDO KATY, TX - 77449	juligarrifreedom@gmail.com	LEASE	$0
BILINGUALEDUCATORS.COM, INC.	1880 S DAIRY ASHFORD, SUITE 410 HOUSTON, TX - 77077	helent@bilingualprofessionalstudies.com	LEASE	$0
BOLTERA LLC	1880 S. DAIRY ASHFORD, SUITE 545 HOUSTON, TX - 77077	brian@boltera.com	LEASE	$0
CALIBUR INTEGRATED SOLUTIONS INC	455 WILDWOOD FOREST DRIVE, APT 8306 SPRING, TX - 77380	Niranjanreddy.spring14@gmail.com	LEASE	$0
CAMETRA CARETTI dba THE BODY SNOBS AND THERAPY AESTHETICS SPA L.L.C.	1880 S. DAIRY ASHFORD, SUITE 315 ATTN: CAMETRA CARETTI AND TAIRAJAE ZACHARY HOUSTON, TX - 77077	snobtherapy@gmail.com	LEASE	$0
CENA FITTINGS USA, LLC	400 N. SAM HOUSTON PARKWAY EAST SUITE 412 HOUSTON, TX - 77060	colebarnett@gmail.com	LEASE	$0
CINGULAR	AT&T MOBILITY c/o ENGIE INSIGHT MS7372 P.O. BOX 2241 SPOKANE, WA - 99210-2456	releaseadmin@att.com	LEASE	$0
CNE HOME HEALTH SERVICES, INC	1880 S DAIRY ASHFORD, SUITE 537 HOUSTON, TX - 77077	jund@cnetexas.com	LEASE	$0
CORESOL LLC AND PRATHISTA INTERNATIONAL INC	1880 S. DAIRY ASHFORD, SUITE 360 ATTN: J.D. BHUSRI HOUSTON, TX - 77077	jd@coresolusa.com	LEASE	$0
CORYS, INC.	1880 S. DAIRY ASHFORD, SUITE 685 HOUSTON, TX - 77077	Laurie.Ryan@corys.com	LEASE	$0
DAVID N. WRIGHT AND ASSOCIATES, LLC	525 ROUND ROCK WEST DRIVE, SUITE A-145 ROUND ROCK, TX - 78681	zhen.wu@dalecarnegie.com	LEASE	$0
ELIAS VIEZCA, CALVIN SAULNY AND HORACE SINCLAIR DBA PRIMERICA	1880 S. DAIRY ASHFORD ROAD, SUITE 211B ATTN: ELIAS VIEZCA, CALVIN SAULNY, HORACE SINCLAIR HOUSTON, TX - 77077	hsinclair@primerica.com	LEASE	$0
ENERGY COGNITO LLC	1880 S DAIRY ASHFORD, SUITE 580 HOUSTON, TX - 77077	pson@energycognito.com	LEASE	$0
ENVISION EMPOWERMENT PSYCHOTHERAPY AND CONSULTING	1880 S DAIRY ASHFORD, SUITE 415 HOUSTON, TX - 77077	tewing@envisionempowerment.net	LEASE	$0
EOS ACCOUNTANTS LLP	1880 S DAIRY ASHFORD, SUITE 237 HOUSTON, TX - 77077	ap@eosllp.com	LEASE	$0
EROX LLC	22726 GINOSA TRAIL KATY, TX - 77449	Erosxspa1@gmail.com	LEASE	$0
GENESYS WORKS	1880 SOUTH DAIRY ASHFORD ROAD, SUITE 300 HOUSTON, TX - 77077	ap@genesysworks.org	LEASE	$0
GERMAN MANRIQUE	12610 BRIAR PATCH ROAD HOUSTON, TX - 77077	german@tracshipping.com	LEASE	$0
HOUSTON CENTER OF HOMEOPATHY, INC.	1880 SOUTH DAIRY ASHFORD, SUITE 216 HOUSTON, TX - 77077	cindy@homeopathyhouston.com	LEASE	$0
HOUSTON CUSTOM INSTALLERS INC.	12518 MILLVAN DRIVE ATTN: ENJOLI WOODS HOUSTON, TX - 77070	enjoli@houstoncustominstallers.com	LEASE	$0

Case 23-11452-MFW Doc 645-1 Filed 02/26/24 Page 80 of 127

Contract Counterparty	Address	E-Mail Address	Contract Proposed to be Assumed and Assigned	Proposed Cure
HRTCS, LLC	2412 APPIAN WAY ATTN: RENEE HILL PEARLAND, TX - 77584	reneehill0310@yahoo.com	LEASE	$0
IMPERIUM ELITE, INC.	1880 S DAIRY ASHFORD, SUITE 405 HOUSTON, TX - 77077	amcnally11@gmail.com	LEASE	$0
IPCOS INC	1880 S. DAIRY ASHFORD, SUITE 330 ATTN: PETER VAN OVERSCHEE HOUSTON, TX - 77077	peter.vanoverschee@ipcos.com	LEASE	$0
JAPANESE EDUCATIONAL INSTITUTE HOUSTON	1880 S DAIRY ASHFORD, STE 110 HOUSTON. TX - 77056	info@jbahouston.org	LEASE	$0
JERMAINE PHILLIPS INSURANCE AGENCY, INC	1880 S. DAIRY ASHFORD, SUITE 403 HOUSTON, TX - 77077	phillipsagency@icloud.com	LEASE	$0
JOHNNY ROAF DBA TEXAS WEEKLY ONLINE	14226 GLASGOW PLACE HOUSTON, TX - 77077	mitzgaiser@gmail.com	LEASE	$0
KING CAPITAL ADVISORS, INC	12000 WESTHEIMER, SUITE 225 ATTN: JEFF VAN WART HOUSTON, TX - 77077	jvanwart@kingcapitaladvisors.com	LEASE	$0
LUIS VELASQUEZ DBA LV BRANDING	1755 CRESCENT PLAZA DRIVE ATTN: LUIS VELASQUEZ HOUSTON. TX - 77007	luis@lvbranding.com	LEASE	$0
LUXE BOOTH HOUSTON LLC	23018 TRUE FORTUNE DRIVE KATY, TX - 77493	saraki.hit@gmail.com	LEASE	$0
MAIN LANE INDUSTRIES LTD.	14115 LUTHE ROAD SUITE #100 HOUSTON, TX - 77039	accountspayable.manager@mc2civil.com	LEASE	$0
MICHAEL REA	1511 BRAZOS GATE DRIVE ATTN: MICHAEL REA RICHMOND, TX - 77469	yasminrenaud18@gmail.com	LEASE	$0
NATIONAL LIBERTY GROUP LLC	6331 APPLEWOOD FOREST DRIVE ATTN: MARIA PAPI KATY, TX - 77494	mariapapi839@gmail.com	LEASE	$0
NATIONAL PROPERTY VALUATION ADVISORS, INC.	1880 SOUTH DAIRY ASHFORD RD, SUITE 270 HOUSTON, TX - 77077	kelly.tatro@npvadvisors.com	LEASE	$0
PERC ENGINEERING, LLC	1880 S. DAIRY ASHFORD, SUITE 606 HOUSTON, TX - 77077	Christine.Do@EXP-Eng-Int.com	LEASE	$0
POLARIS LOGISTICS GROUP, INC	1880 S. DAIRY ASHFORD, SUITE 600 HOUSTON, TX - 77077	ray.gill@polarislogisticsgroup.com	LEASE	$0
R3 YES! REAL ESTATE, LLC	1722 WOODLAND PARK DRIVE ATTN: MARIO ROMERO HOUSTON, TX - 77077	mario@r3yesrealty.com	LEASE	$0
ROBERT SANTOS, JR.	16839 MARSTON PARK LN HOUSTON, TX - 77084	robert.santos@pivotpermits.com	LEASE	$0
ROYAL CONTRACTING LLC	17706 TOWER BLUFF LANE CYPRESS, TX - 77433	echacon@royalcontracting.us	LEASE	$0
ROYALTY SELECT GROUP, LLC	1880 S. DAIRY ASHFORD , SUITE 697 ATTN: SANDRA BARRAZA Houston, TX - 77077	sandraheretohelp@outlook.com	LEASE	$0
SANTA FE GROUP AMERICAS, INC	1880 S. DAIRY ASHFORD, SUITE 280 HOUSTON, TX - 77077	Asha.Patel@SantaFeRelo.com	LEASE	$0
SHARP DPH, INC.	14103 QUEENSBURY LN. HOUSTON, TX - 77079	john@jkattorney.com	LEASE	$0
SHARP REFLECTIONS INC.	ATTN: FRANT MACRAE 1880 S DAIRY ASHFORD, SUITE 320 HOUSTON, TX - 77077	admin@sharpreflections.com	LEASE	$0
SKY BIRD TRAVEL & TOURS OF TEXAS, INC.	1880 DAIRY ASHFORD, SUITE 414 HOUSTON, TX - 77077	tanvir@skybirdtravel.com	LEASE	$0
SPECTRUM SOLUTIONS, LLC	1070 CURTIN STREET ATTN: JUSTIN ABBOTT HOUSTON, TX - 77018	justin.abbott@spectrumsolutionsllc.net	LEASE	$0
SPRINTCOM, INC.	6391 SPRINT PARKWAY OVERLAND PARK, KS - 66251	propertymanagement@t-mobile.com	LEASE	$0
STEPHANY GAVIRIA	24623 LAKECREST TOWN DRIVE KATY, TX - 77493	stephanygaviria10@icloud.com	LEASE	$0

Case 23-11452-MFW Doc 645-1 Filed 02/26/24 Page 81 of 127

Contract Counterparty	Address	E-Mail Address	Contract Proposed to be Assumed and Assigned	Proposed Cure
STONCEPT LLC	30685 FM 2978., APT. 138 ATTN: FELIX CORONEL MAGNOLIA, TX - 77354	fcoronel@stoncept.com	LEASE	$0
TEST CENTER USA INC.	12651 BRIAR FOREST DRIVE, SUITE 225 ATTN: ZIA QURESHI HOUSTON, TX - 77077	admin@testcenterusa.com	LEASE	$0
UAS INTERNATIONAL TRIP SUPPORT	1880 S. DAIRY ASHFORD, SUITE 180 HOUSTON, TX - 77077	zamin@uas.aero	LEASE	$0
USHA HOUSTON, LLC and ROBERT CAMPBELL	1880 S DAIRY ASHFORD, SUITE 424 HOUSTON, TX - 77077	robert.campbell@ushadvisors.com	LEASE	$0
VARCO HOSPICE, LLC	9898 BISSONNET, #364 ATTN: KASHIF MAHMOOD HOUSTON, TX - 77036	saba@varcohospice.com	LEASE	$0
WILLIAM DURAN DBA DERMOSSA	16000 BAKERS POINT LN, SUITE 570 ATTN: WILLIAM DURAN HOUSTON, TX - 77079	widuos1@yahoo.com	LEASE	$0
ZAPHIRO HOME HEALTH, LLC	ATTN: DEYVIS COMEJO BUSTO 1880 S DAIRY ASHFORD, SUITE 356 HOUSTON, TX - 77077	deyvis@zaphirohomehealth.com	LEASE	$0

Case 23-11452-MFW Doc 645-1 Filed 02/26/24 Page 82 of 127

CENTRAL PARK BUSINESS CENTER

Contract Counterparty	Address	E-Mail Address	Contract Proposed to be Assumed and Assigned	Proposed Cure
CARRIER CORPORATION	c/o UT REALTY 9 FARM SPRINGS ROAD FARMINGTON, CT - 06032	carrierleasepay@cushwake.com	LEASE	$0
HEALTHLINE MEDICAL EQUIPMENT, LLC	4709 LYDIA WICHITA FALLS, TX - 76308	Kirstin.Demmer@colliers.com	LEASE	$0
JORDAN MEDIA, LLC	1901 N. Glenville, Suite 401 Richardson, TX - 75081	kera@jordanmedia.net	LEASE	$0
JORDAN MEDIA, LLC	1901 Glenville, Suite 451 Richardson, TX - 75081	kera@jordanmedia.net	LEASE	$0
SPEECH PRIVACY SYSTEMS, LLC	P.O. BOX 41 ALLEN, TX - 75013	ap@mpsacoustics.com	LEASE	$0

Case 23-11452-MFW Doc 645-1 Filed 02/26/24 Page 83 of 127

CHELSEA SQUARE

Contract Counterparty	Address	E-Mail Address	Contract Proposed to be Assumed and Assigned	Proposed Cure
ASTRO INSURANCE AGENCY, INC.	8914 SNYDER FARM LANE ATTN: CARLOS KISSLINGER RICHMOND, TX - 77469	kisslinger22@gmail.com	LEASE	$0
B&C SPA, LLC and QI WANG	4224 BELLE PARK DR. HOUSTON, TX - 77072	hebbewang20131012@gmail.com	LEASE	$0
CHATEAU DE PARIS LLC	7810 ROUND BANK DR ATTN: BLANCA SILVA HOUSTON, TX - 77064	all@lavillavenue.com	LEASE	$0
CINDY TUYEN NGUYEN	12406 SARTI STREET HOUSTON, TX - 77066	cindynguyen8973@yahoo.com	LEASE	$0
ELIZABETH AKROFI	5020 FM 1960 RD W, SUITE A5-A HOUSTON, TX - 77069	lizsbeautysupply@gmail.com	LEASE	$0
EMMIE NGUYEN	5020 Fm 1960 w rd, b10 HOUSTON, TX - 77069	emmierr82@gmail.com	LEASE	$0
GAME OVER VIDEOGAMES, INC.	911 W. ANDERSON LN, SUITE 106 AUSTIN, TX - 78757	david@gameovervideogames.com	LEASE	$0
JAQUELIN MENDOZA	14222 WUNDERLICH DR #812 HOUSTON, TX - 77069	jmagalymendoza@gmail.com	LEASE	$0
JOCELYN OYINKA BIOS	5020 FM 1960 WEST, SUITE A4 HOUSTON, TX - 77069	icgcroyaltempletx@gmail.com	LEASE	$0
PRV ENTERPRISES, LLC	5020 FM 1960 RD W, SUITE A7 HOUSTON, TX - 77069-4520	amir.amman@gmail.com	LEASE	$0
REPUBLIC FINANCE, LLC	7031 COMMERCE CIRCLE BATON ROUGE, LA - 70809	leases@republicfinance.com	LEASE	$0
SMILE BRANDS OF TEXAS, LP	ATTN: REAL ESTATE DEPARTMENT BUILDING D02, SUITE 322 800 WISCONSIN ST, BOX 37 EAU CLAIRE, WI - 54703	smilebrands@swearingen.com	LEASE	$0
TAMEKIA WATKINS	5020 FM 1960 WEST, SUITE B2 HOUSTON, TX - 77069	NOSEAFOODANDDAIQUIRIS@GMAIL.COM	LEASE	$0
TC BOBA, LLC	10627 SUNSWEPT FIELDS LANE ATTN: TAI NGUYEN HOUSTON, TX - 77064	jteaus@gmail.com	LEASE	$0
VICTOR DOMINGUEZ	4415 S. SHAVER #1901 PASADENA, TX - 77504	vicbaporru28@gmail.com	LEASE	$0

Case 23-11452-MFW Doc 645-1 Filed 02/26/24 Page 84 of 127

COMMERCE PLAZA HILLCREST

Contract Counterparty	Address	E-Mail Address	Contract Proposed to be Assumed and Assigned	Proposed Cure
ADOLESCENT HEALTH ASSOCIATES, P.A.	12800 HILLCREST ROAD, SUITE A216 DALLAS, TX - 75230	vivabien@hotmail.com	LEASE	$0
ADVANCED SPEECH & LANGUAGE THERAPY, LLC	12850 HILLCREST ROAD, SUITE F102 DALLAS, TX - 75230	asltbilling@gmail.com	LEASE	$0
AFFILIATED AIR, INC.	10610 METRIC DRIVE, #110 DALLAS, TX - 75243	affiliatedair@yahoo.com	LEASE	$0
ANDREY CHEHELOKOVSKIY	11816 INWOOD ROAD, SUITE 1326 DALLAS, TX - 75244	andrey@360painting.com	LEASE	$0
ANNA BURTON	12830 HILLCREST ROAD, SUITE SAT04 DALLAS, TX - 75230	annaburton@gmail.com	LEASE	$0
ARRINGTON OUTDOOR ADVERTISING, LP	12880 HILLCREST ROAD, SUITE J217 DALLAS, TX - 75230	Mike@arringtonoutdoor.com	LEASE	$0
ASBY HEALTH LLC	12890 HILLCREST ROAD, SUITE K109 DALLAS, TX - 75230	asbyhealth@gmail.com	LEASE	$0
BARBARA YONAN	12830 HILLCREST ROAD, SUITE D111-18 DALLAS, TX - 75230	yonan.barbara40@gmail.com	LEASE	$0
BEST CHOICE HOME CARE INC.	12820 HILLCREST RD, SUITE C107 DALLAS, TX - 75230	kate@arstarhh.com	LEASE	$0
BILLY GRAMMER, LPC/LMFT/CST	12820 HILLCREST ROAD, SUITE C203 DALLAS, TX - 75230	billyglpc@gmail.com	LEASE	$0
BOLD ENTERPRISE, LLC.	12810 HILLCREST, SUITE B115 ATTN: LEESEAN BOLLING DALLAS, TX - 75230	info@boldenter.com	LEASE	$0
BOYD LYLES, M.D., P.A., a Texas Professional Association	7223 LAVENDALE CIRCLE DALLAS, TX - 75230	kim@bookkeepinginmotion.com	LEASE	$0
CABE-LONG PROPERTIES, LTD	12830 HILLCREST ROAD, SUITE D111-33 DALLAS, TX - 75230	cabelongproperties@gmail.com	LEASE	$0
CENTER FOR HOLISTIC HEALING	12870 HILLCREST ROAD, SUITE H226 DALLAS, TX - 75230	center@holistichealingjs.com	LEASE	$0
CENTER FOR SOCIAL SUCCESS, P.C.	12880 HILLCREST ROAD, SUITE J105 DALLAS, TX - 75230	melissa@dristre.com	LEASE	$0
CHAD SIMMONS, M.D.	12890 HILLCREST ROAD, SUITE K203 DALLAS, TX - 75230	dcsimmonsmd@gmail.com	LEASE	$0
CHAPPELL COUNSELING SERVICES LLC	8613 TREASURE COVE ATTN: Nina Chappell ROWLETT, TX - 75089	ninachappell@verizon.net	LEASE	$0
CLEAR CONNECTION COMMUNICATIONS, LLC	12830 HILLCREST ROAD, SUITE D111-3 AND 31 DALLAS, TX - 75230	bhatten@clearconnectiontx.com	LEASE	$0
CONVERGING HEALTH, LLC	12810 HILLCREST ROAD, SUITE B221 DALLAS, TX - 75230	accounting@ConvergingHealth.com	LEASE	$0
CYNTHIA SWAYZE SMITH	7223 LAVENDALE CIRCLE DALLAS, TX - 75230	kim@bookkeepinginmotion.com	LEASE	$0
DANIEL HORTON, PHD	3319 WHITEHALL DRIVE DALLAS, TX - 75229	drhorton@danielhortonphd.com	LEASE	$0
DAVID TROSMAN ATTORNEYS AND COUNSELORS AT LAW PLLC	12820 HILLCREST ROAD, SUITE C119 DALLAS, TX - 75230	trosman_david@yahoo.com	LEASE	$0
DENNARD-LASCAR ASSOCIATES, LLC	1800 W. LOOP SOUTH, #200 Houston, TX - 77027	rblack@dennardLascar.com	LEASE	$0
DENTAL SURGICAL SOLUTIONS, LLC	3500 CENTENARY AVE DALLAS, TX - 75225	Larapoynor@aol.com	LEASE	$0
DONALD E. LOOKADOO	6730 BROOKSHIRE DRIVE DALLAS, TX - 75230	delookadoo@aol.com	LEASE	$0
DONALD HAYS	9619 BASELINE DRIVE DALLAS, TX - 75243	hays5180@sbcglobal.net	LEASE	$0
DR. QIONG BAI, OMD LAc	12880 HILLCREST ROAD, SUITE J224 DALLAS, TX - 75230	bai@acupuncturetx.com	LEASE	$0
DR. SUSAN BROOKS, LAC, DACM	2725 WINDING OAK TRAIL GARLAND, TX - 75044	brinnarde@gmail.com	LEASE	$0
DWIGHT KIERBOW HOMES, LLC	12830 HILLCREST ROAD, SUITE D111-20 DALLAS, TX - 75230	m.kierbow@yahoo.com	LEASE	$0

Case 23-11452-MFW Doc 645-1 Filed 02/26/24 Page 85 of 127

Contract Counterparty	Address	E-Mail Address	Contract Proposed to be Assumed and Assigned	Proposed Cure
DY PROPERTIES, INC.	12830 HILLCREST ROAD, SUITE D111-5 DALLAS, TX - 75230	mfincher@roseinv.com	LEASE	$0
DYAN TAREPE	12830 HILLCREST ROAD, SUITE D201 DALLAS, TX - 75230	dyanjohnson101@gmail.com	LEASE	$0
EBS COLLECTION LLC	4232 MCKINNEY, #110 DALLAS, TX - 75205	leesasmi@gmail.com	LEASE	$0
EDWARD L. GOLUB	12724 SUNLIGHT DRIVE DALLAS, TX - 75230	ed.golub@att.net	LEASE	$0
ERIC LUND	12830 HILLCREST ROAD, SUITE SAT-06 DALLAS, TX - 75230	eric@ericlundcpa.com	LEASE	$0
FOSTER KIDS CHARITY	12830 HILLCREST ROAD, SUITE D111-26 DALLAS, TX - 75230	michelle@fosterkidscharity.org	LEASE	$0
FREDRICK J. O'LAUGHLIN, P.C.	12830 HILLCREST ROAD, SUITE SAT-26 DALLAS , TX - 75230	fred.olaughlin@gmail.com	LEASE	$0
FX TRADING, LLC	12800 Hillcrest Road, Ste. A108 Dallas, TX - 75230	lcadeh@me.com	LEASE	$0
GILBERT COMMERCIAL LP	12830 HILLCREST ROAD, SUITE D122 DALLAS, TX - 75230	john@gilbertcommercial.com	LEASE	$0
HBP MANAGEMENT SERVICES LLC	5931 BONNARD DRIVE DALLAS, TX - 75230	msanderson@hrm-llc.com	LEASE	$0
HOTEL ASSOCIATION OF NORTH TEXAS ORGANIZATION	12830 HILLCREST ROAD, SUITE D218 DALLAS, TX - 75230	traci@hantx.org	LEASE	$0
HV LASH&BROW STUDIO LLC	7905 WENDY LANE ATTN: HILDA VALBUENA PLANO, TX - 75025	hilda.valbuena.rincon@gmail.com	LEASE	$0
INTEGRATIVE PEDIATRIC THERAPY, INC.	12850 HILLCREST ROAD, SUITE F100 DALLAS, TX - 75230	sallyf@iptkids.com	LEASE	$0
INTERNATIONAL TRAVEL SOLUTIONS LLC dba Passport Health	12810 HILLCREST ROAD, SUITE B131 DALLAS, TX - 75230	info@passporthealthtexas.com	LEASE	$0
INTERSTATE AGENT SERVICES, LLC	12830 HILLCREST ROAD, SUITE SAT-13 DALLAS, TX - 75230	Alex@interstatefilings.com	LEASE	$0
IPFS CORPORATION	1055 BROADWAY BLVD. 11TH FLOOR KANSAS CITY, MO - 64105-2289	ap@ipfs.com	LEASE	$0
JAC INSURANCE SERVICES INC.	12830 HILLCREST ROAD, SUITE D111-30 DALLAS, TX - 75230	jcrystal@twfg.net	LEASE	$0
JEANNIE B. WHITMAN, PHD	12830 HILLCREST ROAD, SUITE C224 DALLAS, TX - 75230	dr@jeanniewhitman.com	LEASE	$0
JENNY ANDRADE	12830 HILLCREST ROAD, SUITE D116 DALLAS, TX - 75230	calicostar8@gmail.com	LEASE	$0
JOHN S. WIGGANS, D.D.S., P.A.	12880 HILLCREST ROAD, SUITE J108 DALLAS, TX - 75230	johnwiggans@sbcglobal.net	LEASE	$0
JORDAN TOWING, INC.	7700 RONNIE DRIVE DALLAS, TX - 75252	shonda.jordan@sbcglobal.net	LEASE	$0
JOY ACKLIN, D.O., PLLC	3810 VITRUVIAN WAY, #310 ADDISON, TX - 75001	support@asperamedical.com	LEASE	$0
KELLY GALEY	12880 HILLCREST ROAD, SUITE J110 DALLAS, TX - 75230	kgaley@gmail.com	LEASE	$0
KENNETH R. CULBERTSON	12830 HILLCREST DRIVE, SUITE D111-7 DALLAS, TX - 75230	support@stracoinc.com	LEASE	$0
LAURA K. JOHNSON and MOLLIE D. KILLOUGH	12830 HILLCREST ROAD, SUITE D221 DALLAS, TX - 75230	demcguire@sbcglobal.net	LEASE	$0
LIFEPOINTE HOSPICE DALLAS METROPLEX, LLC	1900 NORTH LOOP WEST, SUITE 150 HOUSTON, TX - 77016	lifepointehospicecare@gmail.com	LEASE	$0
LIVING STREAM, INC.	2431 W. La Palma Avenue ATTN: Raymond J. Graver Anaheim, CA - 92801	accountspayable@lsm.org	LEASE	$0
LOKAHI LIFE CENTER, PLLC	12830 HILLCREST ROAD, SUITE D235 DALLAS, TX - 75230	lokahilifecenter@gmail.com	LEASE	$0
MANDY GOLDMAN'S EDUCATIONAL SOLUTIONS, LLC	12810 HILLCREST ROAD, SUITE B129 DALLAS, TX - 75230	mandygold@verizon.net	LEASE	$0
MARC WHITEHEAD & ASSOCIATES, ATTORNEYS AT LAW, LTD LLP	403 HEIGHTS BOULEVARD HOUSTON, TX - 77007	mackinley@marcwhitehead.com	LEASE	$0

Case 23-11452-MFW Doc 645-1 Filed 02/26/24 Page 86 of 127

Contract Counterparty	Address	E-Mail Address	Contract Proposed to be Assumed and Assigned	Proposed Cure
MARTHA MARIN	12840 HILLCREST ROAD, SUITE E225 DALLAS, TX - 75230	mmartha20@gmail.com	LEASE	$0
MARTHA WILLIAMS, Ed.D. AND JAMES WALTER WILLIAMS	12820 HILLCREST ROAD, SUITE C117 DALLAS, TX - 75230	drmarthawilliams@gmail.com	LEASE	$0
MARY ELLEN BLUNTZER	12810 HILLCREST ROAD, SUITE B118 DALLAS, TX - 75230	bchispa@aol.com	LEASE	$0
MARYSE RUBERU, PHD	12830 HILLCREST ROAD, SUITE D111-19 DALLAS, TX - 75230	MaryseRuberuPhd@outlook.com	LEASE	$0
MEMORIAL MRI & DIAGNOSTIC MSO, LLC	9434 KATY FREEWAY, SUITE 408 HOUSTON, TX - 77055	SCalero@primemri.com	LEASE	$0
MEMORIAL MRI & DIAGNOSTIC MSO, LLC	9434 KATY FREEWAY, SUITE 408 HOUSTON, TX - 77055	SCalero@primemri.com	LEASE	$0
MICHAEL HAMILTON and CHRISTINA VINCENT	6522 SCOTTSDALE WAY FRISCO, TX - 75034	christinasgateway@gmail.com	LEASE	$0
MICHELLE HILL MURRAY, LLC	12880 HILLCREST, SUITE J107 DALLAS, TX - 75230	mrene56@gmail.com	LEASE	$0
MYPATHCOUNSELING, PLLC	7307 INGLECLIFF DRIVE DALLAS, TX - 75230	christiane@mypathcounseling.com	LEASE	$0
NANCY BROOKS	12830 HILLCREST ROAD, SUITE B222 DALLAS, TX - 75230	navbrooks@yahoo.com	LEASE	$0
NATHANIEL S. ROPER	7910 NORTHHAVEN, #13 DALLAS, TX - 75230	ropercpa@gmail.com	LEASE	$0
NEUROTHERAPY CENTER of DALLAS	12870 HILLCREST ROAD, SUITE H201 DALLAS, TX - 75230	admin@neurotherapydallas.com	LEASE	$0
NINA DELEE	12830 HILLCREST ROAD, SUITE D226 DALLAS, TX - 75230	ninadelee@sbcglobal.net	LEASE	$0
NORMA MELAMED and JEFFREY GLASS	12810 HILLCREST ROAD, SUITE B220 DALLAS, TX - 75230	jeffrey.glassmd@gmail.com	LEASE	$0
OHLENFORST THERAPY DALLAS	12800 HILLCREST ROAD, SUITE A124 DALLAS, TX - 75230	Dr.O@therapydallas.com	LEASE	$0
ORIGINS COUNSELING, LLC	12870 HILLCREST ROAD SUITE H226 ATTN: JARED FUSON DALLAS, TX - 75230	ap@originsrecovery.com	LEASE	$0
PETTRASTONE	12830 HILLCREST ROAD, SUITE SAT-14 DALLAS, TX - 75230	dial369@hotmail.com	LEASE	$0
RAMMELL NWAOKAI	12800 HILLCREST ROAD, SUITE A210 DALLAS, TX - 75230	dallassportsrecovery@gmail.com	LEASE	$0
RIKKI RUTCHIK, ATTORNEY AT LAW	12830 HILLCREST ROAD, SUITE D111-38 DALLAS, TX - 75230	rikki.rutchik@gmail.com	LEASE	$0
RIKKI RUTCHIK, ATTORNEY AT LAW	12830 HILLCREST ROAD, SUITE D111-38 DALLAS, TX - 75230	Rikki.rutchik@gmail.com	LEASE	$0
ROBERT ANSIAUX	12524 PLANTERS GLEN DALLAS, TX - 75244	ransiaux@gmail.com	LEASE	$0
ROBERT ANTHONY COUNSELING, PLLC	4160 GRIDIRON ROAD FRISCO , TX - 75240	rwanthony3@aol.com	LEASE	$0
ROGERS' CLINIC OF CHIROPRACTIC REHABILITATION, P.L.L.C.	ATTN: CHRISTOPHER B. ROGERS 2203 CREEKVIEW CARROLLTON, TX - 75006	crogersdc@hotmail.com	LEASE	$0
SANDRA U BUTTINE	12880 HILLCREST ROAD, SUITE J102 DALLAS, TX - 75230	Collins.Bollozos@playworkspts.com	LEASE	$0
SARAH OWEN	12830 HILLCREST ROAD, D111-23 DALLAS, TX - 75230	sarahlpowen@gmail.com	LEASE	$0
SCOTT M. BALE	12800 HILLCREST ROAD, SUITE A214 DALLAS, TX - 75230	scottbale1@verizon.net	LEASE	$0
SHAPES INC.	12890 HILLCREST ROAD, SUITE K212 DALLAS, TX - 75230	adrianthedreamweaver@gmail.com	LEASE	$0
SHOSID, PRYZANT, EMERY and DOOLEY	12880 HILLCREST ROAD, SUITE J104 DALLAS, TX - 75230	MBell104@pm.me	LEASE	$0
SPEED WIRED, INC.	6310 LBJ FREEWAY, SUITE 120 DALLAS, TX - 75240	Darren@pctsupport.com	LEASE	$0

Case 23-11452-MFW Doc 645-1 Filed 02/26/24 Page 87 of 127

Contract Counterparty	Address	E-Mail Address	Contract Proposed to be Assumed and Assigned	Proposed Cure
STREET INSURANCE AGENCY LLC	5547 SERRANO AVENUE DALLAS, TX - 75240	nesta.street@gmail.com	LEASE	$0
SUGGS PEDIATRIC OUTPATIENT THERAPY	639 SWORD BRIDGE DR. LEWISVILLE, TX - 75056	jennifersuggs@spotstx.com	LEASE	$0
SUKHDEEP KAUR	12840 HILLCREST ROAD, SUITE E210 DALLAS, TX - 75230	info@texasheartcpr.com	LEASE	$0
TEXAS HAND REHABILITATION AND OCCUPATIONAL THERAPY	12880 HILLCREST ROAD, SUITE J103 DALLAS, TX - 75230	texashandrehab@gmail.com	LEASE	$0
THE COHN LAW FIRM	12830 HILLCREST ROAD, SUITE SAT-01 DALLAS, TX - 75230	lawvol1@cohnlawfirm.com	LEASE	$0
THE HELM ABA LLC	12880 HILLCREST ROAD, SUITE J210 DALLAS, TX - 75230	leeann@thehelmaba.com	LEASE	$0
THE JEALOUS MERMAID, INC.	12830 HILLCREST ROAD, SUITE D111-7 DALLAS, TX - 75230	donna@gopalmgardens.com	LEASE	$0
THOMAS A GRUGLE, MD	12830 HILLCREST ROAD, SUITE D222 DALLAS, TX - 75230	tgrugle@mac.com	LEASE	$0
THOMAS L ENGLAND III	12800 HILLCREST ROAD, SUITE A208 DALLAS, TX - 75230	tenglandii@aol.com	LEASE	$0
TOTAL CARE ORTHOTICS and PROSTHETICS	12890 HILLCREST ROAD, SUITE K201 DALLAS, TX - 75230	orthoticdesigns@gmail.com	LEASE	$0
UNIVERSITY PARK COUNSELING & TESTING CENTER, PLLC	12800 HILLCREST ROAD, SUITE A103 DALLAS, TX - 75230	farrartwila@yahoo.com	LEASE	$0
UPSIDE TO YOUTH DEVELOPMENT L.L.C.	9401 COURTHOUSE ROAD CHESTERFIELD, VA - 23832	wmass003@gmail.com	LEASE	$0
VANESSA ROPER	7910 NORTHHAVEN, #8 DALLAS, TX - 75230	roper.vanessa@gmail.com	LEASE	$0
VIJAY SIMHA REDDY KAMBHAM	2535 TURNBERRY COURT IRVING, TX - 75063	hr@visireka.com	LEASE	$0
WAYNE R. KIRKHAM, M.D., & ASSOCIATES	ATTN: WAYNE R. KIRKHAM, M..D 12800 Hillcrest Rd. Suite A110 DALLAS, TX - 75230	wkirkham@airmail.net	LEASE	$0
WAYNE R. KIRKHAM, M.D., & ASSOCIATES	12820 Hillcrest Rd. suite C125 DALLAS, TX - 75230	wkirkham@airmail.net	LEASE	$0
WHITNEY E. DYER	2631 MARVIN AVENUE DALLAS, TX - 75211	whitney@ocdandanxietyrecovery.com	LEASE	$0
YOSSI SAIDA	12880 HILLCREST ROAD, SUITE J230 DALLAS, TX - 75230	info@ajlocksmith.com	LEASE	$0
ZEN ORTHOPEDICS, LLC	9718 HIGHLAND VIEW DRIVE DALLAS, TX - 75238	lorenzo@zenorthopedics.com	LEASE	$0
ZENTECH CONSULTING INC.	12955 TIMBER CROSSING DRIVE FRISCO, TX - 75033	pavan@zenconit.com	LEASE	$0

Case 23-11452-MFW Doc 645-1 Filed 02/26/24 Page 88 of 127

CORNERSTONE TOWERS

Contract Counterparty	Address	E-Mail Address	Contract Proposed to be Assumed and Assigned	Proposed Cure
ANA GUERRERO	3707 FM 1960 W, SUITE 400 HOUSTON, TX - 77068	ana@bryanfagan.com	LEASE	$0
ATKINSON SOLUTIONS LLC	3707 FM 1960, SUITE 310 HOUSTON, TX - 77014	info@atkinsonsolutions.com	LEASE	$0
AYLIN RODRIGUEZ	13630 LARWOOD LANE HOUSTON, TX - 77038	rodriguez.aylin1020@gmail.com	LEASE	$0
BRIAN CELESTINE	3707 FM 1960, SUITE 200J HOUSTON, TX - 77068	finalexpensebkc@gmail.com	LEASE	$0
BRIDGESTONE RETAIL OPERATIONS LLC	3707 FM 1960, SUITE 250 HOUSTON, TX - 77068	jdziengel@bfrc.com	LEASE	$0
BRIGHTER DAYS FAMILY SERVICES LLC	22506 ROCKY GLEN COURT SPRING, TX - 77373	admin@brighterdaysfs.net	LEASE	$0
BRYAN FAGAN	3707 FM 1960, SUITE 400 HOUSTON, TX - 77068	ana@bryanfagan.com	LEASE	$0
CARRIE MARQUIS		carrie@bryanfagan.com	LEASE	$0
CONQUERING THOUGHTS LLC	21655 FALVEL LAKE DRIVE SPRING, TX - 77388	conqueringthoughts@gmail.com	LEASE	$0
CREDIT APPROVE, LLC	3902 NEWCOMEN DRIVE HOUSTON, TX - 77066	qsumrall@creditdisputecloud.com	LEASE	$0
DUSTIN WILLIAMS	11123 HUMBLE GULLY RUN DRIVE HUMBLE, TX - 77396	williamsdr1010@yahoo.com	LEASE	$0
ELDRIDGE ROOFING & RESTORATION, INC.	5907 SPRING CYPRESS ROAD SPRING, TX - 77379	amanda@eldridgeroofing.com	LEASE	$0
ERIKA JONES	13218 BARROW POINT LANE HOUSTON, TX - 77014	ejonesconsulting@att.net	LEASE	$0
GABRIEL ALEMAN	6662 CANYON WAY DRIVE HOUSTON, TX - 77086	gabriel.aleman7542@gmail.com	LEASE	$0
IN AND OUT TAX & MORE LLC	20983 NEW PROPER DRIVE NEW CANEY, TX - 77357	cwilkerson@elitetaxconola.com	LEASE	$0
JEFF HARVEY	3707 FM 1960 W, SUITE 450 HOUSTON, TX - 77090	jeff.harvey@applicable.com	LEASE	$0
JORGE ALATORRE	13313 CUTTEN ROAD, #3110 HOUSTON, TX - 77069	j.alatorre@goosehead.com	LEASE	$0

Case 23-11452-MFW Doc 645-1 Filed 02/26/24 Page 89 of 127

Contract Counterparty	Address	E-Mail Address	Contract Proposed to be Assumed and Assigned	Proposed Cure
LAZA LOGISTICS LLC	13319 ELLA RIDGE LANE HOUSTON, TX - 77067	lazalogisticsllc@gmail.com	LEASE	$0
LIEM THANG NGUYEN	13578 PASA RUBLES LN HOUSTON, TX - 77083		LEASE	$0
LORRAINE DAY BEAUTY EMPORIUM LLC.	12607 MIILLVAN DRIVE HOUSTON, TX - 77070	jenine.jude@gmail.com	LEASE	$0
LOUIS MENDOZA	3707 FM 1960, SUITE 200B HOUSTON, TX - 77068	jhpr1821@gmail.com	LEASE	$0
MARIA BALDERAS	3707 FM 1960, SUITE 200P HOUSTON, TX - 77068	balderasinsurance@gmail.com	LEASE	$0
MAVEN POWER, LLC	3707 Cypress Creek Parkway, Suite 220 Houston. TX - 77379	doehl@mavenpower.com	LEASE	$0
PITS GLOBAL LLC	2424 OCEAN AVENUE, UNIT 1A BROOKLYN, NY - 11229	zk@pitsdatarecovery.com	LEASE	$0
REGINALD JONES	3707 FM 1960, SUITE 200H HOUSTON, TX - 77068	Rjonesa1ps@yahoo.com	LEASE	$0
SOLAR WARRIOR LLC	455 HCR 1256 WHITNEY, TX - 76692	dconcepcion@txwarrior.org	LEASE	$0
SYNTHETIC OILS AND LUBRICANTS OF TEXAS, INC.	4 WATERWAY SQUARE PLACE, SUITE 275 THE WOODLANDS, TEXAS, TX - 77380	dbrewer@soltexinc.com	LEASE	$0
TIFFANY POCHE	3707 FM 1960 W SUITE 200G HOUSTON, TX - 77068	aplus.angels@yahoo.com	LEASE	$0
WATT INDUSTRIES LLC	17811 Woodlode Lane Spring, TX - 77379	wessel@watt-group.com	LEASE	$0

Case 23-11452-MFW Doc 645-1 Filed 02/26/24 Page 90 of 127

CORPORATE PARK PLACE

Contract Counterparty	Address	E-Mail Address	Contract Proposed to be Assumed and Assigned	Proposed Cure
2020 COMPANIES, INC	1333 CORPORATE DR, SUITE 103 IRVING, TX - 75038	2020AP@2020companies.com	LEASE	$0
AMERICAN WOODMARK CORPORATION	ATTN: PAUL JOACHIMCZYK 561 SHADY ELM ROAD WINCHESTER , VA - 22602	mwood@timberlake.com	LEASE	$0
AMERILIFE OF TEXAS, LLC	1333 CORPORATE DR, SUITE 310 IRVING, TX - 75038	AccountsPayable@Amerilife.com	LEASE	$0
ANVETA, INC	1333 CORPORATE DRIVE, SUITE 108 IRVING, TX - 75038	hr@anveta.com	LEASE	$0
AVJ SOLUTIONS INC	8906 MERCEDES AVENUE ATTN: POGOS TOFALYAN ARLETA, CA - 91331	pogos@avj-solutions.com	LEASE	$0
BAKER HUGHES OILFIELD OPERATIONS LLC	17021 ALDINE WESTFIELD ROAD HOUSTON, TX - 77073	jim.dodson@bakerhughes.com	LEASE	$0
BRANDON WATSON AND ROB BLANCHARD	1333 CORPORATE DR, SUITE 110 IRVING, TX - 75038	brandonwatson@pylantmedical.com	LEASE	$0
CENTENNIAL CONTRACTORS ENTERPRISES, INC	1333 CORPORATE DR, SUITE 202 IRVING, TX - 75038	jrivera@cce-inc.com	LEASE	$0
CONNECTIX CORPORATION	1333 CORPORATE DRIVE, SUITE 345 IRVING, TX - 75038	hr@connectixcorp.com	LEASE	$0
CTJ MAINTENANCE, INC.	1333 CORPORATE DRIVE, SUITE 112 IRVING, TX - 75038	bcdcirving@gmail.com	LEASE	$0
E3 DIAGNOSTICS, INC.	1333 CORPORATE DR, SUITE 105 IRVING, TX - 75038	snoe@e3diagnostics.com	LEASE	$0
ESK GROUP, INC	1333 CORPORATE DR, SUITE 116 IRVING, TX - 75038	info@technovaglobal.com	LEASE	$0
FAIRWAY INDEPENDENT MORTGAGE CORPORATION	1333 CORPORATE DR, SUITE 203 IRVING, TX - 75038	leaseaccounting@fairwaymc.com	LEASE	$0
FREEFLIGHT ACQUISTION CORPORATION	1333 CORPORATE DRIVE, SUITE 300 ATTN: MICHAEL MASON IRVING, TX - 75038	osilakova@freeflightsystems.com	LEASE	$0
FST,LLC	1333 CORPORATE DR, SUITE 330 IRVING, TX - 75038	jdgabehart@firststepsped.com	LEASE	$0
IKON IT SOLUTIONS, INC	42615 WINDFLOWER DRIVE ASHBURN, VA - 20148	lavanya@ikonitsol.com	LEASE	$0

Case 23-11452-MFW Doc 645-1 Filed 02/26/24 Page 91 of 127

Contract Counterparty	Address	E-Mail Address	Contract Proposed to be Assumed and Assigned	Proposed Cure
LARGO CONCRETE, INC.	1333 CORPORATE DRIVE, SUITE 206 IRVING, TX - 75038	szato@largoconcrete.com	LEASE	$0
LATHA SHA	1333 CORPORATE DRIVE, SUITE 108 IRVING, TX - 75038	hr@anveta.com	LEASE	$0
NARVEE TECH INC	1333 Corporate Drive, Suite 102 Irving, TX - 75038	hr@narveetech.com	LEASE	$0
PIXENTIA CORPORATION	1333 CORPORATE DRIVE, SUITE 212 IRVING, TX - 75038	skoya@pixentia.com	LEASE	$0
PRITNA, INC, A DELAWARE CORPORATION	1333 CORPORATE DR, STE 121 IRVING, TX - 75038	management@pritna.com	LEASE	$0
PRODAPT NORTH AMERICA, INC.	10260 SW GREENBURG ROAD, SUITE 630 PORTLAND, OR OR - 97223	karishma.k@prodapt.com	LEASE	$0
RAJIB RAJBHAT	4945 NAVAJO WAY FORT WORTH, TX - 76137	rajib@kuchuri.com	LEASE	$0
RESOLVITY, INC.	1333 CORPORATE DRIVE, STE. 211 ATTN: ARUN SANTHEBENNUR IRVING, TX - 75038	arun@voicegain.ai	LEASE	$0
RWW HOME AND COMMUNITY REHAB SERVICES, INC	1333 CORPORATE DR, SUITE 245 IRVING, TX - 75038	leasesupport@brightspringhealth.com	LEASE	$0
SMARTWATT ENERGY, INC.	1333 CORPORATE DRIVE, SUITE 315 IRVING, TX - 75038	cbsna-apinvoices@centrica.com	LEASE	$0
TRUEXCELLENCEGROUP, LL(	1333 CORPORATE DRIVE, SUITE 213 IRVING, TX - 75038	gwood@truexcellencestaffing.com	LEASE	$0
VALOUR USA INC., ASTER INC., SFORCE CORP	1333 CORPORATE DRIVE, SUITE 216 IRVING, TX - 75038	sudheer@valourusa.com	LEASE	$0
VALUE GROWTH VENTURES LLC	1333 CORPORATE DR, SUITE 270 IRVING, TX - 75038	support@valuegrowthventures.com	LEASE	$0
VISUAL TECHNOLOGIES	1333 CORPORATE DRIVE, SUITE 264 IRVING, TX - 75038	mazhar@visualitconsulting.com	LEASE	$0
VIVA HOME HEALTH SERVICES, LLC	3010 LBJ FREEWAY, STE #1100 ATTN: AP DEPT. DALLAS, TX - 75234	AP@Elara.com	LEASE	$0
ZTHERNET LLC	1333 CORPORATE DR, SUITE 240 IRVING, TX - 75038	tfisher@zthernet.com	LEASE	$0

Case 23-11452-MFW Doc 645-1 Filed 02/26/24 Page 92 of 127

ENERGY PLAZA I & II

Contract Counterparty	Address	E-Mail Address	Contract Proposed to be Assumed and Assigned	Proposed Cure
A WORLD FOR CHILDREN	2007 SAM BASS ROAD, BLDG 2 ROUND ROCK, TX - 78681	vasquezs@awfc.org	LEASE	$0
AARON PENALOZA	615 E. MANDALAY SAN ANTONIO, TX - 78212	aaron@penaloza.com	LEASE	$0
AGRI SOLUTIONS INTERNATIONAL, LLC	13302 OVERGLEN SAN ANTONIO, TX - 78231	eduardo.ruiz@agrisolutionsinternational.com	LEASE	$0
ALTERNATIVE CLAIMS MANAGEMENT, LLC	8610 N New Braunfels Suite 210 San Antonio, TX - 78217	MLewandowski@altclaim.com	LEASE	$0
AMERIVET PARTNERS MANAGEMENT INC	8620 N. NEW BRAUNFELS AVENUE, STE 500 SAN ANTONIO, TX - 78217	ap@amerivet.com	LEASE	$0
ANA ROESCH	8620 North New Braunsfels, Suite ES-528 San Antonio, TX - 78217	momneedsabreakcleaning@gmail.com	LEASE	$0
AUDICLES, INC.	8610 N NEW BRAUNFELS, SUITE 220 SAN ANTONIO, TX - 78217	drtracyboard@gmail.com	LEASE	$0
BLACK, LLC	8620 N NEW BRAUNFELS, SUITE 215 SAN ANTONIO, TX - 78217	jblack@blackenergygroup.com	LEASE	$0
BRAND-TRUE, LLC	8610 N. NEW BRAUNFELS, SUITE 702 SAN ANTONIO, TX - 78217	nanette@btycreative.com	LEASE	$0
BRUINGTON ENGINEERING LTD.	8620 N. NEW BRAUNFELS, SUITE N-315 SAN ANTONIO, TX - 78217	steveb@bruingtonengineering.com	LEASE	$0
BRUINGTON OPERATING II, LLC	8620 N. NEW BRAUNFELS, SUITE N-305 SAN ANTONIO, TX - 78217	steveb@bruingtonengineering.com	LEASE	$0
CAPITAL DEVELOPMENT CORPORATION	8620 N. NEW BRAUNFELS, SUITE ES-543 SAN ANTONIO, TX - 78217	peter.margolis@ienergyeu.com	LEASE	$0
CARDINAL FINANCIAL COMPANY	3701 ARCO CORPORATE DRIVE, SUITE 200 CHARLOTTE, NC - 28273	tracytylman@gmail.com	LEASE	$0
CASCADIA GLOBAL SECURITY INC	600 OAKESDALE AVENUE, SW #103 RENTON, WA - 98057	c.weiser@cascadia-global.com	LEASE	$0
CHARLES MYERS	8620 NORTH NEW BRAUNFELS, N502 SAN ANTONIO, TX - 78217	toni@charlesmyersinsurance.com	LEASE	$0
CHARLES PARKER	8620 North New Braunfels, Suite ES-527 San Antonio, TX - 78217	parkcar@sbcglobal.net	LEASE	$0
CHASNOFF, MUNGIA, PEPPING & STRIBLING LLP	1020 N.E. LOOP 410, #150 SAN ANTONIO, TX - 78209	calexander@chasnoffstribling.com	LEASE	$0
CITY ORIENTE, INC.	8620 N. NEW BRAUNFELS, SUITE N-603 SAN ANTONIO, TX - 78217	pbuchanan@fordresources.com	LEASE	$0
CLAY CONSULTING LLC	8207 CALLAGHAN RD., STE 320 SAN ANTONIO, TX - 78230	accounting@clayconsultingllc.com	LEASE	$0
DARYL ALTON ZIPP	8620 N NEW BRAUNFELS, SUITE 620 SAN ANTONIO TX - 78217	dzipp@satx.rr.com	LEASE	$0

Case 23-11452-MFW Doc 645-1 Filed 02/26/24 Page 93 of 127

Contract Counterparty	Address	E-Mail Address	Contract Proposed to be Assumed and Assigned	Proposed Cure
DAVID N. WRIGHT & ASSOCIATES, LLC	525 ROUND ROCK WEST DRIVE, SUITE A-145 ROUND ROCK, TX - 78681	zhen.wu@dalecarnegie.com	LEASE	$0
DIGITALDESK, INC	1000 CENTRAL PARKWAY N, SUITE 223 SAN ANTONIO, TX - 78232	rggomm@digitaldeskinc.com	LEASE	$0
DOMINIQUE LIU AND SERGIO JIMENEZ-GUDINO	700 N. ST. MARY'S, #1400 SAN ANTONIO, TX - 78205	sjimenez@dominion-strategies.com	LEASE	$0
DOUGLAS C. YOUNG	8620 N. NEW BRAUNFELS, SUITE N-210 SAN ANTONIO, TX - 78217	kjtyler@sbcglobal.net	LEASE	$0
ENGVALL & YORK, LLP	1811 BERING, SUITE 210 HOUSTON, TX - 77057	jengvall@eltexaslaw.com	LEASE	$0
EVERT CHUNG, ASHLEY PEREZ, GINA RODRIGUEZ	8620 NORTH NEW BRAUNFELS, SUITE N-508 SAN ANTONIO, TX - 78217	evanchungffl@gmail.com	LEASE	$0
FIRMATEK, LLC	304 W. KIRKWOOD AVENUE, SUITE 100 BLOOMINGTON, IN - 47404	accounting@firmatek.com	LEASE	$0
FIRST CHOICE BROKERS LLC	20915 WILDERNESS OAK #9206 SAN ANTONIO, TX - 78258	LILY@SHIPNTS.COM	LEASE	$0
FOSTER CM GROUP, INC., a Texas Corporation	8610 N. NEW BRAUNFELS, SUITE S-606 SAN ANTONIO, TX - 78217	jrobb@fostercmgroup.com	LEASE	$0
G.A. & ED LOWRANCE, INC.	8620 N. NEW BRAUNFELS, SUITE N-306 SAN ANTONIO, TX - 78217	rmlowrance78217@att.net	LEASE	$0
GATEWAY MORTGAGE GROUP	8610 NORTH NEW BRAUNFELS, SUITE S-309 SAN ANTONIO, TX - 78217	leases@gatewayfirst.com	LEASE	$0
GRAVITY LEADERSHIP & MANAGEMENT, LLC	8610 N NEW BRAUNFELS, SUITE 701 SAN ANTONIO, TX - 78217	flisenbee@hcr-audit.com	LEASE	$0
GUIDING LIGHT HOSPICE, INC	3218 NACOGDOCHES ROAD SAN ANTONIO, TX - 78218	m.trust@guidinghospice.com	LEASE	$0
IT NETWORK PROFESSIONALS, L.L.C.	8610 NORTH NEW BRAUNFELS, SUITE 610 SAN ANTONIO, TX - 78217	dgoree@itnetpros.com	LEASE	$0
IWC OIL & REFINERY, LLC	8610 N NEW BRAUNFELS, SUITE S-301 SAN ANTONIO, TX - 78217	C.Gonzalez@iwcoil.com	LEASE	$0
JDRF INTERNATIONAL	8610 N. NEW BRAUNFELS, SUITE 700 SAN ANTONIO, TX - 78217	jstuckey@jdrf.org	LEASE	$0
JESUS MENDOZA	8620 North New Braunsfels San Antonio, TX - 78217	wfgalexmendoza@gmail.com	LEASE	$0
JOHN C. CALHOUN, CPA	8620 N. NEW BRAUNFELS, SUITE N-427 SAN ANTONIO, TX - 78217	jcalhoun@yahoo.com	LEASE	$0
LAW OFFICE OF JAVIER N. MALDONADO, P.C.	8610 NORTH NEW BRAUNFELS, SUITE N-605 SAN ANTONIO, TX - 78217	jmaldonado.law@gmail.com	LEASE	$0
LGC Associates, LLC	8620 North New Braunfels, Suite N610 San Antonio, TX - 78217	rebeccal@lgcassociates.com	LEASE	$0
LOGIX COMMUNICATIONS		Sharon.Obrien@LogixCom.com	LEASE	$0
LUNDMED TECHNOLOGY SOLUTIONS, LLC	8620 N NEW BRAUNFELS, SUITE ES-519 SAN ANTONIO, TX - 78217	jlundy@lundmed.com	LEASE	$0
MARIA MARTINEZ	5714 OOLOOTEKA DRIVE SAN ANTONIO, TX - 78218	gottaxes.mmartinez@gmail.com	LEASE	$0
MARK THOMPSON	8555 LAURENS LN, #1506 SAN ANTONIO, TX - 78217	markcthompsonlaw@gmail.com	LEASE	$0
MARTIN D. MCREYNOLDS	418 E. MULBERRY AVENUE SAN ANTONIO, TX - 78212	spartanjurist@gmail.com	LEASE	$0

Case 23-11452-MFW Doc 645-1 Filed 02/26/24 Page 94 of 127

Contract Counterparty	Address	E-Mail Address	Contract Proposed to be Assumed and Assigned	Proposed Cure
MATTHEW FELTER AND ANDREW LAKE	4707 COBBLE HILL SAN ANTONIO, TX - 78217	matthew.lfrg@gmail.com	LEASE	$0
MCNEEL LAW PLLC	120 LILAC LANE SAN ANTONIO, TX - 78209	jmcneel@grablemartin.com	LEASE	$0
MENDING HEARTS, LLC	8620 North New Braunfels, Suite 130 San Antonio, TX - 78217	jennifer@mending-hearts.com	LEASE	$0
MICHAEL D. PAUL, PLLC	8610 North New Braunsfels, Suite S-320 San Antonio, TX - 78217	mdeanpaul@gmail.com	LEASE	$0
MICHAEL W. JACKSON	8265 JAMESTOWN SQUARE BOERNE, TX - 78015	boerneattorney@aol.com	LEASE	$0
MILLER MAYS & ASSOCIATES, LLC	8620 N. NEW BRAUNFELS, SUITE N-216 SAN ANTONIO, TX - 78217	jeff@millermays.com	LEASE	$0
MUNROE, PARK, AND JOHNSON INC	8610 N NEW BRAUNFELS, STE S707 SAN ANTONIO, TX - 78217	michelle@mpjonline.com	LEASE	$0
MV HOME SERVICES LLC	5630 WOOD CLIMB STREET SAN ANTONIO, TX - 78233	mvmireles130@gmail.com	LEASE	$0
NEXGEN WATER SOLUTIONS LIMITED LIABILITY COMPANY	951 COUNTY ROAD 160 KENEDY, TX - 78119	jon.crittenden@nexgen-water.com	LEASE	$0
NORMA GARCIA	8620 North New Braunfels, Suite ES-546 San Antonio, TX - 78217	norma@garciacs.com	LEASE	$0
PEAK TECHNICAL SERVICES INC	583 EPSILON DR PITTSBURGH, PA - 15238	michellegolian@peaktechnical.com	LEASE	$0
PIXELWORKS CORPORATION	8603 BOTTS LANE SAN ANTONIO, TX - 78217	pixelworks@stic.net	LEASE	$0
PROTECTION DEVELOPMENT, INC.	8620 N. NEW BRAUNFELS, SUITE N-100 SAN ANTONIO, TX - 78217	memler@pdifire.com	LEASE	$0
QUAIL TOOLS, LP	P.O. BOX 10739 NEW IBERIA, LA - 70562	marklemaire@quailtools.com	LEASE	$0
RANIA DANIELS	140 VALLEY VIEW LA VERNIA, TX - 78121	tipofthings@gmail.com	LEASE	$0
RAYES, INC.	P.O. BOX 195429 DALLAS, TX - 75219-8607	patrickr@breakfaststobanquets.com	LEASE	$0
RESNICK & LOUIS, P.C.	8620 NORTH NEW BRAUNFELS, SUITE N416 SAN ANTONIO, TX - 78217	accounting@rlattorneys.com	LEASE	$0
RICHARD F. HOWE	8610 & 8620 North New Braunfels, S612 San Antonio, TX - 78217	bond007131@aol.com	LEASE	$0
RICHARD HOWE	8610 & 8620 North New Braunfels, S612 San Antonio, TX - 78217	bond007131@aol.com	LEASE	$0
RIVERSIDE SECURITIES	8620 NORTH NEW BRAUNFELS AVE., N-102 SAN ANTONIO, TX - 78217	bbates@riversidesecurities.com	LEASE	$0
ROBERT L. HERBAGE	8620 N New Braunfels Ave, Suite 604 SAN ANTONIO, TX - 78217	rherbage@hospitalitydesigngroup.com	LEASE	$0
ROLAND ECHAVARRIA, P.C.	8620 NORTH NEW BRAUNFELS AVENUE, SUITE N-410 SAN ANTONIO, TX - 78217	repc@texaswills.org	LEASE	$0
ROSA E. LOPES AVILES	2618 NACOGDOCHES ROAD, #211 SAN ANTONIO, TX - 78217	lifewatersystems.usa@gmail.com	LEASE	$0
SADOVSKY & ELLIS PLLC	8620 NORTH NEW BRAUNFELS, STE 110 SAN ANTONIO, TX - 78217	jon@sadovskyellis.com	LEASE	$0
SAN ANTONIO PETROLEUM CLUB	8620 N. NEW BRAUNFELS, SUITE N-616 SAN ANTONIO, TX - 78217	barbara@petroclub.com	LEASE	$0
SATX HEAVY DUTY TRUCK PARTS LLC	5505 TPC PARKWAY, #1104 SAN ANTONIO, TX - 78261	jorgem@mgroupmusic.com	LEASE	$0
SMITH PROTECTIVE MANAGEMENT, INC	4440 BELTWAY DRIVE ADDISON, TX - 75001	Melliott@smithprotective.com	LEASE	$0

Case 23-11452-MFW Doc 645-1 Filed 02/26/24 Page 95 of 127

Contract Counterparty	Address	E-Mail Address	Contract Proposed to be Assumed and Assigned	Proposed Cure
STEED BARKER, PLLC	8610 NORTH NEW BRAUNFELS, SUITE 701 SAN ANTONIO, TX - 78217	jsteed@steedbarkerlaw.com	LEASE	$0
TACIT GROWTH STRATEGIES LLC	8620 NORTH NEW BRAUNFELS AVE, SUITE ES-521 LA JUANA CHAMBERS LAWSON SAN ANTONIO, TX - 78217	ceo@growthistacit.com	LEASE	$0
THE K FORD GROUP, P.C.	8620 N. NEW BRAUNFELS, SUITE N-300 SAN ANTONIO, TX - 78217	vrichey@theKFORDgroup.com	LEASE	$0
THOMAS R. WARD	8620 N. NEW BRAUNFELS, SUITE N-424 SAN ANTONIO, TX - 78217	c.hudler@yahoo.com	LEASE	$0
THREE RIVERS ENERGY, LTD	4801 BROADWAY SAN ANTONIO, TX - 78209	zandra@vistamm.com	LEASE	$0
TORO BRAVO CONSTRUCTION, LLC	8620 NORTH NEW BRAUNFELS, SUITE 547 SAN ANTONIO, TX - 78217	joy@bowmanengineers.com	LEASE	$0
TPS Systems, Inc.	8610 North New Braunsfels, Suite S615 San Antonio, TX - 78217	susan@tps.com	LEASE	$0
TRINIDAD RESOURCES, LLC	8610 NORTH NEW BRAUNFELS, SUITE 612 SAN ANTONIO, TX - 78217	mitch@trinidadresources.com	LEASE	$0
V&A CONSULTING ENGINEERS	8610 NORTH NEW BRAUNFELS, SUITE ES-542 SAN ANTONIO, TX - 78217	chunniford@vaengineering.com	LEASE	$0
VALERIE G. RIVAS	8620 North New Braunfels, Suite ES 517 San Antonio, TX - 78217	valeriegrivas.counselor@gmail.com	LEASE	$0
VALOR EXPLORATION, LLC	8610 NEW BRAUNFELS, SUITE S-703 SAN ANTONIO, TX - 78217	amedina@valorexploration.com	LEASE	$0
WEST AND SWOPE RANCHES, LLC	8620 N. NEW BRAUNFELS, SUITE 115 SAN ANTONIO, TX - 78217	clocke@westandswoperanches.com	LEASE	$0

Case 23-11452-MFW Doc 645-1 Filed 02/26/24 Page 96 of 127

GATEWAY TOWER

Contract Counterparty	Address	E-Mail Address	Contract Proposed to be Assumed and Assigned	Proposed Cure
ABDELHADI & ASSOCIATES, P.C.	519 TERESA LN GRAND PRAIRIE, TX - 75052	haa@aalaw.net	LEASE	$0
ACME CAPITAL HOLDINGS INC	8111 LBJ FREEWAY, SUITE 970 DALLAS, TX - 75251	pvsam1969@yahoo.com	LEASE	$0
ACME COMMUNITY SERVICES INC	9831 VICKIE LANE FRISCO, TX - 75035	pvsam1969@yahoo.com	LEASE	$0
AIRBAND COMMUNICATIONS, INC.	1799 Enterprise St Athens, TX - 75751	invoices@oneringnetworks.com	LEASE	$0
AMERICAN WESTERN STEEL, LLC	8111 LBJ FREEWAY, SUITE 810 DALLAS, TX - 75251	patricia@americanwesternsteel.com	LEASE	$0
BARKER & COMPANY, PC.	8111 LBJ FREEWAY, SUITE 820 DALLAS, TX - 75251	robbcpa@yahoo.com	LEASE	$0
BIEL FISETTE IACONO, LLP	8111 LBJ FREEWAY, SUITE 1065 DALLAS, TX - 75251	EIacono@cpa-solution.com	LEASE	$0
CAREFIRST MEDICAL MANAGEMENT LLC	5982 KERRY DRIVE FRESNO, TX - 75035	haresh.boghara@cfwaok.com	LEASE	$0
CATEGORY ONE ENTERPRISES, LP	9224 OAK GROVE ROAD FORT WORTH, TX - 76140	sjubrey@aildfw.com	LEASE	$0
CITY GATE PROPERTY GROUP, LLC	8111 LBJ FREEWAY, SUITE 1501 DALLAS, TX - 75251	psmits@citygatePG.com	LEASE	$0
CITY GATE PROPERTY GROUP, LLC	8111 LBJ FREEWAY, SUITE 1501 DALLAS, TX - 75251	psmits@citygatePG.com	LEASE	$0
CROSSPOINT ATRIUM	Holt Lunsford Commercial, 8131 LBJ Freeway, SUITE 106 DALLAS, TX - 75251	payhic-regular@yardifs.com	LEASE	$0
ELAHI LAW & MEDIATION FIRM PLLC and THE AHMED FIRM P.L.L.C	8111 LBJ FREEWAY, SUITE 655 DALLAS, TX - 75251	shayan@elahilawfirm.com	LEASE	$0
FRONT POINT HEALTH LLC	ATTN: BRENT KORTE 2702 N. OGDEN ROAD, #102 MESA, AZ - 85215	SudeepWagley@frontpointhealthcare.com	LEASE	$0
GATEWAY HEALTH CLUB	8111 LBJ FREEWAY, SUITE 150A DALLAS, TX - 75251		LEASE	$0
GLENN C. ALBRIGHT	6143 BRANDEIS LANE DALLAS, TX - 75214	glenn@albrightassociatespc.com	LEASE	$0
GRACE UNLIMITED GROUP LLC	8111 LBJ FREEWAY, SUITE 720 DALLAS, TX - 75251	graceunlimitedgroup@gmail.com	LEASE	$0

Case 23-11452-MFW Doc 645-1 Filed 02/26/24 Page 97 of 127

Contract Counterparty	Address	E-Mail Address	Contract Proposed to be Assumed and Assigned	Proposed Cure
GRAIL & TUCKER LEGAL PUBLISHING, LLC	8111 LBJ FREEWAY, SUITE 1325 DALLAS, TX	jtucker@imprimaturpress.com	LEASE	$0
GREYHELLER LLC	8111 LBJ FREEWAY, STE 1475 DALLAS, TX - 75251	katlynn.drake@pathlock.com	LEASE	$0
HEALTHCOR CAPITAL LLC	8111 LBJ FREEWAY, SUITE 1000 DALLAS, TX - 75251	aquaumoren@yahoo.com	LEASE	$0
INTEGRA STAFFING INC	8111 LBJ FREEWAY, SUITE 880 DALLAS, TX - 75251	bookkeeper@integrastaffinginc.com	LEASE	$0
ISLAND PEAK GROUP, LLC	8111 LBJ FREEWAY, SUITE 1285 DALLAS, TX - 75251	olenec@texastaxprotest.com	LEASE	$0
JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)	ATTN: BRUCE KINNA 3030 LBJ FREEWAY, SUITE 240 DALLAS, TX - 75234		LEASE	$0
KRUEGER LAW GROUP, LLP	1400 WESTERN HILLS DRIVE SHERMAN, TX - 75082	landon@kruegerlawgroup.com	LEASE	$0
LAW OFFICE OF JAN HOLEYWELL-SMITH & LAW OFFICE OF NANCY NALL THOMPSON	8111 LBJ FREEWAY, SUITE 750 DALLAS, TX - 75251	nancynthompson@sbcglobal.net	LEASE	$0
LAW OFFICE OF KENNA GARNER & RODERICK, L.L.P	8111 LBJ FREEWAY, SUITE 155 DALLAS, TX - 75251		LEASE	$0
LONDON & LONDON, PLLC	8111 LBJ FREEWAY, SUITE 1502 DALLAS, TX - 75251	info@londonlawdfw.com	LEASE	$0
MALONEY STRATEGIC COMMUNICATIONS, INC.	8111 LYNDON B JOHNSON FRWY, SUITE 1425 DALLAS, TX - 75251	jmaloney@maloneystrategic.com	LEASE	$0
NICHOLAS ATUMAH	8111 LBJ FREEWAY, SUITE 450 DALLAS, TX - 75251	natumah@iservehealthcare.com	LEASE	$0
NORTH TEXAS BEHAVIORAL HEALTH AUTHORITY	8111 LBJ FREEWAY, SUITE 900 DALLAS, TX - 75251	clucky@ntbha.org	LEASE	$0
PECOS CONSTRUCTION, LLC	8111 LBJ FREEWAY, SUITE 625 DALLAS, TX - 75251	accounting@pecosconstruction.com	LEASE	$0
PEDISON USA, INC.	8111 LBJ FREEWAY, SUITE 678 DALLAS, TX - 75251	dicksone@pedisonusa.com	LEASE	$0
RAFI LAW GROUP, PLLC	8111 LBJ FREEWAY, SUITE 665 DALLAS, TX - 75251	arafi@rafidebose.com	LEASE	$0
RIGHT PRICE TAX & BUSINESS SERVICES LLC	8111 LBJ FREEWAY, SUITE 655 DALLAS, TX - 75251	rightpricetaxllc@gmail.com	LEASE	$0
SHELTER HOSPICE INC.	8111 LBJ FREEWAY, SUITE 1340 DALLAS, TX - 75251	shelterhospice@yahoo.com	LEASE	$0
SQFT CONSTRUCTION INC	8111 LBJ FREEWAY, SUITE 475 DALLAS, TX - 75251	jack@squarefootconstruction.com	LEASE	$0
TAILIM SONG	8111 LBJ FREEWAY, SUITE 480 DALLAS, TX - 75251	yuliana@tailimsong.com	LEASE	$0
TEXTURE DESIGN STUDIO, PLLC	13812 WATERFALL WAY DALLAS, TX - 75240	justin@texture-studio.com	LEASE	$0
TIME WARNER TELECOM OF TEXAS	10475 PARK MEADOWS DR. LITTLETON, CO - 80124	realestatepayments@twtelecom.com	LEASE	$0
TITLE RESOURCES GUARANTY CO.	8111 LBJ Freeway, Suite 1200 Dallas, TX - 75251	realogy@retransform.com	LEASE	$0
TRANS WORLD TRADING, INC	8111 LBJ FREEWAY, SUITE 1335 DALLAS, TX - 75251	h.ismail@merrittvillas.com	LEASE	$0
TRUE COMMODITIES, LLC	8111 LBJ FREEWAY, SUITE 780 DALLAS, TX - 75251	invoice@truepower.com	LEASE	$0
TWIN CITY SECURITY, INC	8111 LBJ FREEWAY, SUITE 130 DALLAS, TX - 75251	Buchanan@TwinCitySecurity.com	LEASE	$0
U.S. COMMITTEE FOR REFUGEES AND IMMIGRANTS	2231 CRYSTAL DRIVE, SUITE 350 ARLINGTON, VA - 22202	hmoss@uscrinc.org	LEASE	$0
YANDO TAX & FINANCIAL SERVICES, INC.	702 VALIANT CIRCLE GARLAND, TX - 75043		LEASE	$0

Case 23-11452-MFW Doc 645-1 Filed 02/26/24 Page 98 of 127

GULF PLAZA

Contract Counterparty	Address	E-Mail Address	Contract Proposed to be Assumed and Assigned	Proposed Cure
BWX TECHNOLOGIES, INC.	16010 BARKERS POINT LANE, SUITE 530 HOUSTON, TX - 77079	dmmiracle@bwxt.com	LEASE	$0
EVO FLIGHT SERVICES LLC	16010 BARKERS POINT, SUITE 234 ATTN: CHRISTOPHER CARTWRIGHT HOUSTON, TX - 77079	clmc@flyevo.com	LEASE	$0
EYPM NORTH, INC.	1326 CARAVELLE COURT ATTN: MICHAEL RAMIREZ KATY, TX - 77494	michael.ramirez@eypmg.com.mx	LEASE	$0
GULF INTERSTATE ENGINEERING	16010 BARKER'S POINT LANE, SUITE 600 HOUSTON, TX - 77079	GulfAP@gie.com	LEASE	$0
ICR USA LLC	16010 BARKERS POINT LANE, SUITE 525 ATTN: Jennifer Hernandez HOUSTON, TX - 77079	jennifer.hernandez@icr-world.com	LEASE	$0
ICS HOLDING, LLC	121 LAKEHOUSE LANDING DRIVE ATTN: CORY BORCHARDT KATY, TX - 77493	cory.borchardt@gmail.com	LEASE	$0
INNOVA PLEX INC	26 SAINT CHRISTOPHER COURT ATTN: BERNARD LEE SUGAR LAND, TX - 77479	kimlee@innovaplex.com	LEASE	$0
INTERSICA, INC	ATTN: RYAN KING 16010 Barkers Point Ln, Suite 560 Houston, TX - 77079	rj.king@intersica.com	LEASE	$0
JAVIER TAPIA INSURANCE AGENCY INC	3038 VEEDER PASS LN KATY, TX - 77494	jtapia@farmersagent.com	LEASE	$0
KREST ENGINEERS, LLC	1511 MAJORS DRIVE RICHMOND, TX - 77406		LEASE	$0
RHEONIK AMERICANS INC.	16010 BARKERS POINT, SUITE 235 HOUSTON, TX - 77079	roberto.wallis@rheonik.com	LEASE	$0
SSE OFFSHORE AMERICA INC.	14526 OLD KATY ROAD, #204 HOUSTON, TX - 77079	joaomarcos@groupse.com	LEASE	$0
TEXASURE LLC	ATTN: KINGSLEY OBASEKI 4235 COOK ROAD HOUSTON, TX - 77072	sales@texaspropertiesinc.com	LEASE	$0
THE TEXAS STATE SENATE	16010 BARKERS POINT, SUITE 265 HOUSTON, TX - 77079	laura.winsheimer@senate.state.tx.us	LEASE	$0
WANHUA PETROCHEMICAL US LLC	ATTN: KEITH BLINCOE 16010 BARKERS POINT, SUITE 240 HOUSTON, TX - 77079	keith@whchem.com	LEASE	$0
YUN JA PARK & HEUNG SIK PARK	16010 BARKER'S POINT LANE, SUITE 140 HOUSTON, TX - 77079		LEASE	$0

Case 23-11452-MFW Doc 645-1 Filed 02/26/24 Page 99 of 127

NORTH CENTRAL PLAZA

Contract Counterparty	Address	E-Mail Address	Contract Proposed to be Assumed and Assigned	Proposed Cure
AD PERANTIE, LLC	12655 N CENTRAL EXPWY, SUITE 715 DALLAS, TX - 75243	kap@adperantie.com	LEASE	$0
ALL SEASONS INTERNATIONAL TRAVEL MSD, INC	12655 N. CENTRAL EXPRESSWAY, SUITE 103 DALLAS, TX - 75243	sue@travelallseasons.com	LEASE	$0
ALTLITE, LLC	12655 N CENTRAL EXPRESSWAY, SUITE 1024 DALLAS, TX - 75243	wsebat@altprintonline.com	LEASE	$0
AMERICAN BEST CARE HOSPICE, INC.	12655 NORTH CENTRAL EXPRESSWAY, Ste 350 DALLAS, TX - 75243	robin.james@anointedhealthgroup.com	LEASE	$0
ARMSTRONG-DOUGLASS PARTNERS,L.L.C	12655 N. CENTRAL EXPRESSWAY, SUITE 720 DALLAS, TX - 75243	jsd@armstrong-douglass.com	LEASE	$0
BAMBOO SECURITIES, LLC	12655 N. CENTRAL EXPRESSWAY, SUITE 325 DALLAS, TX - 75243	tate@investbamboo.com	LEASE	$0
BANCORPSOUTH BANK	CADENCE BANK 2100 3rd AVENUE NORTH, SUITE 1100 BIRMINGHAM, AL - 35203	sarah.tudisco@cadencebank.com	LEASE	$0
BENEFITCORP, INC.	12655 N CENTRAL EXPRESSWAY, SUITE 810 DALLAS, TX - 75243-3717	mfellows@benefitcorp.com	LEASE	$0
CAPITALONLINE DATA SERVICE INC	12655 N CENTRAL EXPRESSWAY, SUITE 905 DALLAS, TX - 75243	billing@cdsglobalcloud.com	LEASE	$0
CHAUDHRI TAX & BOOKKEEPING INC., A TEXAS CORPORATION	1548 SILVER SPUR DR ALLEN, TX - 75002	anne@chaudhritax.com	LEASE	$0
COOK FINANCIAL SERVICES	12655 NORTH CENTRAL EXPRESSWAY, SUITE 0812 DALLAS, TX - 75243	gary_cook@cookfs.com	LEASE	$0
DAYTON MACATEE ENGINEERING, LLC	12655 N. CENTRAL EXPRESSWAY, SUITE 420 DALLAS, TX - 75243	daytonm@macatee-engineering.com	LEASE	$0
EUGENE C. STONER, JR.	12655 N. CENTRAL EXPRESSWAY, SUITE 816 DALLAS, TX - 75243	skstoner@stoneralbright.com	LEASE	$0
HECTOR SALDANA INSURANCE AGENCY LLC	7214 PIEDMONT DRIVE DALLAS, TX - 75227	hectorcruz1130@gmail.com	LEASE	$0
HOTEL BROKERS OF AMERICA INC.	12655 N. CENTRAL EXPRESSWAY, SUITE 550 DALLAS, TX - 75243	deals@hbofamerica.com	LEASE	$0
HYUNAE KANG	12655 NORTH CENTRAL EXPRESSWAY, SUITE 123 DALLAS, TX - 75243	hyunaekang@hotmail.com	LEASE	$0

Case 23-11452-MFW Doc 645-1 Filed 02/26/24 Page 100 of 127

Contract Counterparty	Address	E-Mail Address	Contract Proposed to be Assumed and Assigned	Proposed Cure
IMAGES LASER HAIR RESTORATION LLC	12655 N. CENTRAL EXPRESSWAY, SUITE 430 DALLAS, TX - 75243	DONOSEN@MSN.COM	LEASE	$0
INTEGRATED TELECOM SOLUTIONS	12655 NORTH CENTRAL EXPRESSWAY, SUITE 0900 DALLAS, TX - 75243	diana.sieg@inovar.com	LEASE	$0
JAMES DORN & ASSOCIATES, LLC	12655 N CENTRAL EXPRESSWAY, SUITE 195 DALLAS, TX - 75243	Admin@JDAEng.com	LEASE	$0
JMA FIRM, PLLC	12655 N. CENTRAL EXPRESSWAY, SUITE 275 DALLAS, TX - 75243	admin@jmafirm.com	LEASE	$0
KRG MANAGEMENT, LLC	12655 N. CENTRAL EXPRESSWAY, SUITE 710 DALLAS, TX - 75243	cluttrell@kiterealty.com	LEASE	$0
LAUREN JORDAN, LCSW, CST	12655 N CENTRAL EXPRESSWAY, SUITE 818 DALLAS, TX - 75243	lauren6240@sbcglobal.net	LEASE	$0
OGUERI & ASSOCIATES, P.C.	12655 N CENTRAL EXPRESSWAY, SUITE 335 DALLAS, TX - 75243	gogueri@aol.com	LEASE	$0
PEDIATRIX MEDICAL SERVICES, INC.	PEDIATRIX MED GRP - ATTN: FAC MGT 1301 CONCORD TERRACE SUNRISE, FL - 33323	patricia.dieudonne@pediatrix.com	LEASE	$0
PHYSICIAN'S CAPITAL INVESTMENTS, LLC	8117 PRESTON RD., SUITE 400 DALLAS, TX - 75225	accountspayable@healthdev.com	LEASE	$0
PROACTIVE LEADERSHIP GROUP, LLC	12655 N CENTRAL EXPRESSWAY, SUITE 950 DALLAS, TX - 75243	mike@resultsimproved.com	LEASE	$0
PROPERTY TAX AFFILIATES, INC.	5926 BALCONES AUSTIN, TX - 78731	dave@ptaff.com	LEASE	$0
PTM MARKETING & CONSULTING INC	105 RIDGECREST ROAD STAMFORD, CT - 06903	edwards@ptmconsulting.org	LEASE	$0
SENKO ADVANCED COMPONENTS, INC.	12655 N CENTRAL EXPRESSWAY, SUITE 190 DALLAS, TX - 75243	AP@senko.com	LEASE	$0
STEVEN BELL	1151 BENTCREEK CEDAR HILL, TX - 75104	lawsbell@aol.com	LEASE	$0
THE LAW OFFICE OF MICHAEL F. PEZZULLI, PLLC	12655 N CENTRAL EXPRESSWAY, SUITE 920 DALLAS, TX - 75243	michael@courtroom.com	LEASE	$0
THE VERMILLION LAW FIRM, LLC	6335 NORTHWEST HIGHWAY, SUITE 716 DALLAS, TX - 75225-3533	john@vermillionlawfirm.com	LEASE	$0
THOMAS J. IRONS, P.C.	12655 N. CENTRAL EXPRESSWAY, SUITE 1016 DALLAS, TX - 75243	TIRONS3398@AOL.COM	LEASE	$0
TRANSITIONAL HEALTHCARE SERVICES LLC	12655 N. CENTRAL EXPRESSWAY, SUITE 330 DALLAS, TX - 75243	info@transitionalmedcare.com	LEASE	$0
TRITON NETWORKS, LLC	12655 N CENTRAL EXPRESSWAY, SUITE 500 DALLAS, TX - 75243	ap@tritonnet.com	LEASE	$0
UMG ADVERTISING, LLC	12655 N. CENTRAL EXPRESSWAY, SUITE 305 DALLAS, TX - 75243	particia@umgaus.com	LEASE	$0
VICKI REDDEN	12655 N. CENTRAL EXPRESSWAY, SUITE 317 DALLAS, TX - 75243	reddenlaw@aol.com	LEASE	$0
WELLSPINE, P.A.	12655 N. CENTRAL EXPRESSWAY, SUITE 650 DALLAS, TX - 75243	invoicing@coremdpartners.com	LEASE	$0
YOGESH T. PATEL D.D.S., P.A.	Endodontic Practice Partners, LLC 105 Continental Place, Suite 300 Brentwood, TN - 37027	accounting@endopracticepartners.com	LEASE	$0

Contract Counterparty Address E-Mail Address Contract Proposed to be Assumed and Assigned Proposed Cure YOGESH T. PATEL D.D.S., P.A. Endodontic Practice Partners, LLC 105 Continental Place, Suite 300 Brentwood, TN - 37027 accounting@endopracticepartners.com LEASE $0 ZION OIL & GAS, INC. 12655 N CENTRAL EXPRESSWAY SUITE 1000 DALLAS, TX - 75243 shelley.jernigan@zionoil.com LEASE $0 Case 23-11452-MFW Doc 645-1 Filed 02/26/24 Page 101 of 127

Case 23-11452-MFW Doc 645-1 Filed 02/26/24 Page 102 of 127

NORTHBELT ATRIUM I

Contract Counterparty	Address	E-Mail Address	Contract Proposed to be Assumed and Assigned	Proposed Cure
AHLERS FINANCIAL GROUP LLC	4110 N. SCOTTSDALE ROAD, SUITE 125 SCOTTSDALE, AZ - 85251	pam@ahlersandstoll.com	LEASE	$0
ALLIANCE RECRUITING RESOURCES, INC.	15311 W VANTAGE PARKWAY, SUITE 305 HOUSTON, TX - 77032	Robyn.pogue@alliancerr.com	LEASE	$0
GCR LOGISTICS INC.	15311 W. VANTAGE PKWY STE 134 HOUSTON, TX - 77032	hal.gagliano@landstarmail.com	LEASE	$0
HARRIS COUNTY SHERIFF'S DEPT OFFICE	AUDIT DEPT: DONNA GODAIR 1001 PRESTON, SUITE 800 HOUSTON, TX - 77002	Amanet.Habte@Sheriff.hctx.net	LEASE	$0
JAIME OJEDA and MARJAM RASOULI	15311 W. VANTAGE PKWY, STE 100 HOUSTON, TX - 77032	sellmyhouze@gmail.com	LEASE	$0
RECOVER AMERICA NOW	15311 W. VANTAGE PKWY STE 315 HOUSTON, TX - 77032	nicole@recoveramerica.com	LEASE	$0
REYTEC CONSTRUCTION RESOURCES, INC.	15311 WEST VANTAGE PARKWAY, SUITE 158 ATTN: Steven Aranda HOUSTON, TX - 77032	steven@reytec.net	LEASE	$0
RHENUS PROJECT LOGISTICS, INC.	15311 W. VANTAGE PKWY, STE 260 HOUSTON, TX - 77032	natalie.golsaz@us.rhenus.com	LEASE	$0
ROYAL GUNITE LLC	3126 BURTON RIDGE DRIVE SPRING, TX - 77386	royalgunite2010@gmail.com	LEASE	$0
SEBERT SHIPPING INC.	15311 W VANTAGE PARKWAY, SUITE 197 HOUSTON, TX - 77032	luis.carranza@sebertshipping.com	LEASE	$0
SELECT PHYSICAL THERAPY	15311 Vantage Parkway West, Suite 103 Houston, TX - 77032	NGravius@selectmedical.com	LEASE	$0
SELECT PHYSICAL THERAPY HOLDINGS, INC.	15311 Vantage Parkway West, Suite 103 Houston, TX - 77032	NGravius@selectmedical.com	LEASE	$0
SSE GROUP LLC	15311 W. VANTAGE PARKWAY STE 250 HOUSTON, TX - 77032	russell@ssegroupllc.com	LEASE	$0
TERESA YBANEZ	15311 WEST VANTAGE PARKWAY, SUITE 198 HOUSTON, TX - 77032	legalsvs.tx@gmail.com	LEASE	$0
THOMAS RANGEL	15311 WEST VANTAGE PARKWAY, SUITE 195 HOUSTON, TX - 77032	Thomas.Rangel@KofC.org	LEASE	$0
WILLOWBEND ENTERPRISES, L.L.C.	15311 W. VANTAGE PARKWAY, #170 ATTN: MUSTAFA SHANINI HOUSTON, TX - 77032	albans@hey.com	LEASE	$0
ZANDER HOMES, LLC	15311 W VANTAGE PARKWAY, SUITE 317 HOUSTON, TX - 77032	justin@zanderhomes.net	LEASE	$0
ELITE EYE PROSTHETICS, LLC	24464 TIMBER LANE PORTER, TX - 77365	jenn.perez1997@gmail.com	LEASE	$0

Contract Counterparty Address E-Mail Address Contract Proposed to be Assumed and Assigned Proposed Cure D&P TAX SOLUTIONS, INC. 15311 W. VANTAGE PARKWAY, SUITE 188 HOUSTON, TX - 77032 pdmarie85@outlook.com LEASE $0 Case 23-11452-MFW Doc 645-1 Filed 02/26/24 Page 103 of 127

Case 23-11452-MFW Doc 645-1 Filed 02/26/24 Page 104 of 127

NORTHCHASE CENTER

Contract Counterparty	Address	E-Mail Address	Contract Proposed to be Assumed and Assigned	Proposed Cure
ARIELLE ROBERTSON	dba TLL TAXES 22039 GAYNOR GROVE LANE HOCKLEY, TX - 77447	alain@tlltaxes.com	LEASE	$0
ARTHUR J. GALLAGHER RISK MANAGEMENT SERVICES	ATTN: AJ GALLAGHER CORPORATE REAL ESTATE FILE ID#2264 39725 TREASURY CENTER CHICAGO, IL - 60694-9700	patty.noftz@cushwake.com	LEASE	$0
CHANDA PROSPER	2618 HYLAND PARK HOUSTON, TX - 77014	chanda.prosper@gmail.com	LEASE	$0
CHRYSALIS MSP, LLC	18222 STILLWATER PLACE ATASCOCITA, TX - 77346	susan.mccall@chrysalismsp.com	LEASE	$0
CORNERSTONE PREFERRED RESOURCES	14550 TORREY CHASE BLVD., SUITE 650 HOUSTON, TX - 77014	sheryl@cprtpa.com	LEASE	$0
DANA MICHELLE PETTAWAY FAITHFUL SERVANT MINISTRIES	2922 TWIN FOUNTAINS DRIVE ATTN: CURTIS A PETTAWAY HOUSTON, TX - 77068	cpettawa@mdanderson.org	LEASE	$0
DYNAMO TRUCKING, LLC	14550 TORREY CHASE, SUITE 256 HOUSTON, TX - 77014	dynamotrucking2013@gmail.com	LEASE	$0
EDWARD CHAN	14550 TORREY CHASE BLVD, SUITE 450 HOUSTON, TX - 77014	ec8010@hotmail.com	LEASE	$0
FOREVER FINE LLC	8213 BERTWOOD STREET ATTN: MONIQUE PAPPILLION HOUSTON, TX - 77016	shopforeverfine88@gmail.com	LEASE	$0
GEMINI ENTERPRISES, INC.	14550 TORREY CHASE BLVD., SUITE 600 HOUSTON, TX - 77014	nzeren@geinc.com	LEASE	$0
HEATHER ROBINSON	14450 TORREY CHASE, SUITE 220 HOUSTON, TX - 77014	ptshrobinson@sbcglobal.net	LEASE	$0
HOUSTON STRATEGIC FINANCIAL ADVISORS, LLC	14550 TORREY CHASE, SUITE 360 HOUSTON, TX - 77014	dhearn@houstonstrategic.com	LEASE	$0
KERRY PROJECT LOGISTICS (US) LLC	14550 TORREY CHASE, SUITE 265 HOUSTON, TX - 77067	valerio.scarsi@kerrylogistics.com	LEASE	$0
KINKA KIKAI CO. LTD.	14550 TORREY CHASE BLVD, SUITE 460 HOUSTON, TX - 77014	tammy_scott@kinkavalves.com	LEASE	$0
LEASECURE CORPORATION	3415 CANDLEOAK DR. SPRING, TX - 77388	djordan@leasecure.com	LEASE	$0
LISA COX	14550 TORREY CHASE, SUITE 220 HOUSTON, TX - 77014	ptshouston@sbcglobal.net	LEASE	$0
MICHAEL ERDIN	4710 INGERSOLL STREET HOUSTON, TX - 77027	Mike@encoreins.com	LEASE	$0
MINI MARKET	14550 TORREY CHASE BLVD, SUITE 100 HOUSTON, TX - 77014		LEASE	$0
MP WEALTH MANAGEMENT GROUP, LLC	14550 TORREY CHASE, SUITE 300 HOUSTON, TX - 77014	kevin.pinkley@lpl.com	LEASE	$0
NATIONAL CAPITAL FUNDING, LLC	14550 TORREY CHASE BLVD., SUITE 465 HOUSTON, TX - 77014	tmcknight@ncfunding.net	LEASE	$0
PATRICK J. O'HARA	14550 TORREY CHASE, SUITE 260 HOUSTON, TX - 77014	pjo@oharaattorney.com	LEASE	$0
PROCESS TECHNICAL SERVICES INC.	14550 TORREY CHASE BLVD., SUITE 220 HOUSTON, TX - 77014	heather.robinson@processtechnicalservices.com	LEASE	$0
QUALITY LIFE PHYSICAL THERAPY, LLC	4123 COUNTRY PARK DRIVE ATTN: MARGARET CORNELSSEN SPRING, TX - 77388	3100maggielane@att.net	LEASE	$0
RESIRENE USA, INC	14550 TORREY CHASE, SUITE 340 HOUSTON, TX - 77014	julio.reyes@resirene.com	LEASE	$0

Contract Counterparty Address E-Mail Address Contract Proposed to be Assumed and Assigned Proposed Cure SILVERADO HOSPICE OF HOUSTON, INC 14550 TORREY CHASE, SUITE 345 HOUSTON, TX - 77014 mluque@silverado.com LEASE $0 TALBOT FINANCIAL LLC 16602 VICTORIA FALLS SPRING, TX - 77379 trisha.talbot@lpl.com LEASE $0 WILLARD KIMBRELL 14550 TORREY CHASE BLVD., SUITE 330 HOUSTON, TX - 77014 carolyn@tcarch.com LEASE $0 Case 23-11452-MFW Doc 645-1 Filed 02/26/24 Page 105 of 127

Case 23-11452-MFW Doc 645-1 Filed 02/26/24 Page 106 of 127

ONE TECHNOLOGY CENTER

Contract Counterparty	Address	E-Mail Address	Contract Proposed to be Assumed and Assigned	Proposed Cure
ANTHONY GABATIN	9730 DAHLIA HELOTES, TX - 78023	ton4yg@yahoo.com	LEASE	$0
AT&T MOBILITY TEXAS, LLC	Site#: TX-SAN069c C/O ENGIE IMPACT P.O. BOX 2241 MS 7372 SPOKANE, WA - 99210	PropertyManagement@t-mobile.com	LEASE	$0
BM SERVICE CORPORATION	Site#: TX-SAN069c C/O ENGIE IMPACT P.O. BOX 2241 MS 7372 SPOKANE, WA - 99210	PropertyManagement@t-mobile.com	LEASE	$0
BOARD OF REGENTS OF THE UNIVERSITY OF TEXAS SYSTEM	201 W 7th STREET SUITE 416 AUSTIN, TX - 78701	kensky@uthscsa.edu	LEASE	$0
BOARD OF REGENTS OF THE UNIVERSITY OF TEXAS SYSTEM	201 W 7th STREET SUITE 416 AUSTIN, TX - 78701	kensky@uthscsa.edu	LEASE	$0
BOARD OF REGENTS OF THE UNIVERSITY OF TEXAS SYSTEM	UTHEALTH HOUSTON 7000 FANNIN, UCT 830 HOUSTON, TX - 77030	kensky@uthscsa.edu	LEASE	$0
BOARD OF REGENTS OF THE UNIVERSITY OF TEXAS SYSTEM	201 W 7th STREET, SUITE 416 AUSTIN, TX - 78701	kensky@uthscsa.edu	LEASE	$0
CHRISTIE MCVAY	5055 VON SCHEELE APT. 1133 SAN ANTONIO, TX - 78229	cmcvay33@yahoo.com	LEASE	$0
ELOISA SALAZAR	3903 OAK TRAIL SAN ANTONIO, TX - 78228	thesalazarfamily@yahoo.com	LEASE	$0
ERICA BARRETT	10318 ELIZABETH CT SAN ANTONIO, TX - 78240	eedb87@aol.com	LEASE	$0
FEHMIDA KHANUM	18119 RESORT VIEW SAN ANTONIO, TX - 78255	fehmida40@hotmail.com	LEASE	$0
GALEN COLLEGE OF NURSING	3050 TERRA CROSSING BLVD LOUISVILLE, KY - 40245	galenap@galencollege.edu	LEASE	$0
GALEN COLLEGE OF NURSING	3050 TERRA CROSSING BLVD LOUISVILLE, KY - 40245	galenap@galencollege.edu	LEASE	$0
GALEN COLLEGE OF NURSING	3050 TERRA CROSSING BLVD LOUISVILLE, KY - 40245	galenap@galencollege.edu	LEASE	$0
GALEN COLLEGE OF NURSING	3050 TERRA CROSSING BLVD LOUISVILLE, KY - 40245	galenap@galencollege.edu	LEASE	$0
GALEN COLLEGE OF NURSING	3050 TERRA CROSSING BLVD LOUISVILLE, KY - 40245	galenap@galencollege.edu	LEASE	$0
GALEN COLLEGE OF NURSING	3050 TERRA CROSSING BLVD LOUISVILLE, KY - 40245	galenap@galencollege.edu	LEASE	$0
GSA - Veterans Administration	7400 MERTON MINTER BLVD SAN ANTONIO, TX - 78229	nicole.bemiss@va.gov	LEASE	$0
GSA-VETERANS ADMINISTRATION	7400 MERTON MINTER BLVD SAN ANTONIO, TX - 78229	nicole.bemiss@va.gov	LEASE	$0
GSA-VETERANS ADMINISTRATION	7400 MERTON MINTER BLVD SAN ANTONIO, TX - 78229	nicole.bemiss@va.gov	LEASE	$0
GSA-VETERANS ADMINISTRATION	7400 MERTON MINTER BLVD SAN ANTONIO, TX - 78229	nicole.bemiss@va.gov	LEASE	$0

Case 23-11452-MFW Doc 645-1 Filed 02/26/24 Page 107 of 127

Contract Counterparty	Address	E-Mail Address	Contract Proposed to be Assumed and Assigned	Proposed Cure
GSA-VETERANS ADMINISTRATION	7400 MERTON MINTER BLVD SAN ANTONIO, TX - 78229	nicole.bemiss@va.gov	LEASE	$0
GSA-VETERANS ADMINISTRATION	7400 MERTON MINTER BLVD SAN ANTONIO, TX - 78229	nicole.bemiss@va.gov	LEASE	$0
GSA-VETERANS ADMINISTRATION	7400 MERTON MINTER BLVD SAN ANTONIO, TX - 78229	nicole.bemiss@va.gov	LEASE	$0
KATRINA BURRUS	1319 ELLSWORTH FARM SAN ANTONIO, TX - 78260	tmcintyre465@gmail.com	LEASE	$0
KELVIN GEORGE	6731 LUCKY FIELDS CONVERSE, TX - 78109	KELVIN.GEORGE17@OUTLOOK.COM	LEASE	$0
LISA LIVINGSTON	10214 GARNET POINT SAN ANTONIO, TX	livingston0515@aol.com	LEASE	$0
LUISA RIOJAS	769 KILLARNEY RD. FLORESVILLE, TX - 78114	luisa.riojas@aol.com	LEASE	$0
MELODY BELL	133344 BRISTOW DAWN SAN ANTONIO, TX - 78217	Melodyb93@gmail.com	LEASE	$0
NOEMI MADRIGAL	524 CARLISLE AVE SUITE 710 SAN ANTONIO, TX - 78225	Noemimadrigal@hotmail.com	LEASE	$0
SONYA VASQUEZ	422 E VESTAL PLACE SAN ANTONIO, TX - 78221	svasquez14@icloud.com	LEASE	$0
TAMBRA HAYES	26031 COPPERAS LANE SAN ANTONIO, TX - 78260	tdhayes100@aol.com	LEASE	$0
THE LAW OFFICE OF MARIBEL CRUZ, P.C., AND H. GARZA LAW GROUP PLLC	7411 John Smith, 1510 SAN ANTONIO, TX - 78229	shanti@cruzdaylaw.com	LEASE	$0
VERONICA LONGORIA	12810 OAK PASS DRIVE SAN ANTONIO, TX - 78253	allrter@hotmail.com	LEASE	$0
WINDSTREAM SERVICES, LLC	7411 JOHN SMITH DR. SAN ANTONIO, TX - 78229	Pete.d.bell@windstream.com	LEASE	$0

Case 23-11452-MFW Doc 645-1 Filed 02/26/24 Page 108 of 127

PARKWAY PLAZA I & II

Contract Counterparty	Address	E-Mail Address	Contract Proposed to be Assumed and Assigned	Proposed Cure
ALBERT RESTAURANT GROUP, LLC	14114 N DALLAS PARKWAY, SUITE 670 DALLAS, TX - 75254	calbert@albertenterprises.com	LEASE	$0
ALTURA CONSULTING INC	ATTN: ALEXANDRIA KENDRICK 14110 N. DALLAS PARKWAY SUITE 100 DALLAS, TX - 75254	akendrick@altura.consulting	LEASE	$0
AMERICAN FAMILY CONNECTIONS INC	14110 N. DALLAS PARKWAY, SUITE 170 DALLAS, TX - 75254	bzachariah@quantumhc.com	LEASE	$0
ASHLEY KUEHNE and CINDY L. SEAMANS	14114 N. DALLAS PARKWAY, SUITE 245 DALLAS, TX - 75254	agoldkuehne@gmail.com	LEASE	$0
BRETT MORRIS	14114 N. DALLAS PARKWAY, SUITE 420 DALLAS, TX - 75254	brett.usana@gmail.com	LEASE	$0
CAVANESS INSURANCE AGENCY LLC	14110 DALLAS PARKWAY, SUITE 125 DALLAS, TX - 75254	rcavaness1@farmersagent.com	LEASE	$0
COLWICK TRAVEL CORPORATION	14114 N DALLAS PARKWAY, Ste 450 DALLAS, TX - 75240	accounting@colwick.com	LEASE	$0
DARLENE POSTON	14114 N. DALLAS PKWY DALLAS, TX - 75254	dposton@brazosbank.com	LEASE	$0
EPB ASSOCIATES, INC.	14114 N DALLAS PARKWAY, SUITE 472 DALLAS, TX - 75254	robinb@epbassociates.com	LEASE	$0
FRED LOYA INSURANCE ANGENCY, INC.	1800 LEE TREVINO, SUITE 201 EL PASO, TX - 79935	ncervantez@fredloya.com	LEASE	$0
GS ENTERPRISES, LLC	4114 N DALLAS PARKWAY, SUITE 400 DALLAS, TX - 75254	wendy@aestheticbackbar.com	LEASE	$0
HANSITECHNOLOGIES LLC	13201 PRAIRIE SKY LANE KRUM, TX - 76249	hr@hansitechnologies.com	LEASE	$0
INDEPENDENCE TX LLC	2931 ELKTON TRAIL ATTN: ANGEL DURRETT TYLER, TX - 75703	durretta@hs4200.com	LEASE	$0
INVESTORADE LLC	14114 N DALLAS PARKWAY, SUITE 180 ATTN: BLAKE DE WITT DALLAS, TX - 75254	blaz@dewittanddewitt.com	LEASE	$0
JAMP ENTERPRISES LLC	14114 N DALLAS PARKWAY, SUITE 240 DALLAS, TX - 75254	brady@jampre.com	LEASE	$0
LASH RX SPA'S, LLC	14114 N DALLAS PARKWAY, SUITE 350 DALLAS, TX - 75254	zbledsoe@yahoo.com	LEASE	$0
M&L FINANCIAL AND HEADSTART WARRANTY GROUP LLC	14114 N. DALLAS PKWY, SUITE 600 DALLAS, TX - 75254	dan@headstartwarrantygroup.com	LEASE	$0
MICHAEL W. DORMAN, CPA, P.C.	14114 DALLAS PARKWAY, SUITE 430 DALLAS, TX - 75254	mike@michaelwdormancpa.com	LEASE	$0
MS PEZESHKI, LLC	14114 N DALLAS PARKWAY, SUITE 100 DALLAS, TX - 75254	mpezeshki1@gmail.com	LEASE	$0
NEUGENT & HELBING, INC.	14110 DALLAS PARKWAY, SUITE 202 DALLAS, TX - 75254	ross@neugenthelbing.com	LEASE	$0
NUCLEUS HEALTHCARE GROUP, LLC	14114 N DALLAS PARKWAY, SUITE 200 DALLAS, TX - 75254	shanna@kadane.com	LEASE	$0
O-FILE, LLC	14114 DALLAS PARKWAY, SUITE 300 DALLAS, TX - 75254	jmonares@ont.com	LEASE	$0
PARK CITIES HEALTH SERVICES LLC	14114 DALLAS PARKWAY, SUITE 460 DALLAS, TX - 75254	geniusgov@yahoo.com	LEASE	$0

Case 23-11452-MFW Doc 645-1 Filed 02/26/24 Page 109 of 127

Contract Counterparty	Address	E-Mail Address	Contract Proposed to be Assumed and Assigned	Proposed Cure
RICHEN MEDTECH LLC	14114 N. DALLAS PARKWAY, SUITE 160 DALLAS, TX - 75254	KINCHENTAO@QQ.COM	LEASE	$0
SOUTHWEST AUTOMATED SECURITY INC.	2545 MERRELL ROAD ATTN: JEFF GOODWIN DALLAS, TX - 75229	jeff@southwestautomated.com	LEASE	$0
SOUTH-WEST PUBLIC RELATIONS, INC.	13610 MIDWAY ROAD, SUITE 243 ATTN: RAMONA ZADUKS DALLAS, TX - 75244	zadyks@aol.com	LEASE	$0
TEXAS PRIDE LENDING, LLC	14114 N DALLAS PARKWAY, SUITE 160 DALLAS, TX - 75254	SMontes@texaspridelending.com	LEASE	$0
THOUGHT FOCUS, INC.	14110 N DALLAS PARKWAY, SUITE 250 DALLAS, TX - 75254	payables@thoughtfocus.com	LEASE	$0
T-MOBILE WEST CORPORATION	P.O. BOX 1090 MANDAN, ND - 58554	ap@landmarkdividend.comlandmarkdividend.com	LEASE	$0
WYNNE TRANSPORTATION HOLDINGS, LLC	14110 N. DALLAS PARKWAY, SUITE 240 DALLAS, TX - 75254	john.montgomery@wthllc.com	LEASE	$0
XO COMMUNICATIONS SERVICES, LLC	14114 N DALLAS PARKWAY ROOF DALLAS, TX - 75201	david.brightwell@verizon.com	LEASE	$0
YELLOWFIRST EXPERIENCE, LLC	337 MEADOWVIEW LANE ATTN SHUKLA KARNAKUMAR LEWISVILLE, TX - 75056	Karna@yellowfirst.com	LEASE	$0

Case 23-11452-MFW Doc 645-1 Filed 02/26/24 Page 110 of 127

SKYMARK TOWER

Contract Counterparty	Address	E-Mail Address	Contract Proposed to be Assumed and Assigned	Proposed Cure
ADVOCATE FINANCIAL PARTNERS LONESTAR, LLC	1521 N. COOPER STREET, SUITE 700 ARLINGTON, TX - 76011	aspain@asbtex.com	LEASE	$0
AQUATIC CO.	1521 N. COOPER STREET, SUITE 500 ARLINGTON, TX - 76011	aquaticapinvoice@aquaticbath.com	LEASE	$0
BISHOP SHARP CPA, PLLC	1521 N COOPER STREET, SUITE 850 ARLINGTON, TX - 76011	rick.wylie@bishopsharpcpa.com	LEASE	$0
BROOKESIDE HEALTH LLC	136 N. MARTIN AVENUE ATTN: COLIN NICKERSON WAUKEGAN, IL - 60085	colinnickerson3@gmail.com	LEASE	$0
CUSHMAN & WAKEFIELD	1521 N COOPER STREET, SUITE 610 ARLINGTON, TX - 76011	CWCorpReAdmin@cushwake.com	LEASE	$0
DANIEL WRIGHT	1521 N. COOPER ST, SUITE 550 ARLINGTON, TX - 76011	kmachi@tedmachi.com	LEASE	$0
DAVIS, ERMIS & ROBERTS, P.C.	1521 N. COOPER STREET, SUITE 860 ARLINGTON, TX - 76011	davisdavisandroberts@yahoo.com	LEASE	$0
DENESH SINGH	1521 N. COOPER ST, SUITE 220 ARLINGTON, TX - 76011	dennysinghlpc@gmail.com	LEASE	$0
DFW PAIN & INJURY CENTERS, LLC	1521 N. COOPER ST, SUITE 630 ARLINGTON, TX - 76011	rhonda@txpainandinjury.com	LEASE	$0
EDWARD D JONES & CO, LP	1521 N. COOPER STREET, SUITE 130 ARLINGTON, TX - 76011	edjleaseadmin@cushwake.com	LEASE	$0
EMR (USA HOLDINGS), LLC	1521 N COOPER STREET, SUITE 221 ARLINGTON, TX - 76011	usaap@emrgroup.com	LEASE	$0
GREENWAY TECHNOLOGIES, INC.	1521 N COOPER STREET, SUITE 205 ARLINGTON, TX - 76011	ransom.jones@gwtechinc.com	LEASE	$0
HAWRYLAK & ASSOCIATES, LLC	1521 N. COOPER STREET, SUITE 890 ARLINGTON, TX - 76011	steveh@hawkandassociates.com	LEASE	$0
JEFFERSON B. MCLEAN and CATHLEEN h. MCLEAN	1521 N COOPER STREET, SUITE 525 ARLINGTON, TX - 76011	jbmcleantx@gmail.com	LEASE	$0
JONES HASSETT, PC	1521 N. COOPER ST, SUITE 360 ARLINGTON, TX - 76011	kbiggs@harrisonsteck.com	LEASE	$0
KRYPTOS TECHNOLOGIES, INC.	12221 MERIT DR, SUITE 800 ATTN GOKULNATH CHANDRASEKARAN DALLAS, TX - 75271	gokul@kryptostech.com	LEASE	$0
LSCG CONTRACTORS LLC	1521 N. COOPER ST, SUITE 309 ARLINGTON, TX - 76011	lscgroofs@gmail.com	LEASE	$0
MACLIN FAMILY MEDICINE, PLLC	1521 N. COOPER ST, SUITE 213 ARLINGTON, TX - 76011	info@maclinfamilymedicine.com	LEASE	$0
MENESES LAW, PLLC	ATTN: F. CHRISTINE MENESES 2190 NORTH LOOP WEST, SUITE 300 HOUSTON, TX - 77018	manager@meneses.law	LEASE	$0
MICHAEL R. DUKE	1521 N COOPER STREET, SUITE 335 ARLINGTON, TX - 76011	mrduke@ft.newyorklife.com	LEASE	$0
MILENIO REAL ESTATE, INCORPORATED	1115 E. PIONEER PARKWAY, SUITE 145 ATTN: ROSA M. HERRERA ARLINGTON, TX - 76010	mileniorealestate@gmail.com	LEASE	$0
MITCHUM PROPERTIES LLC	1521 N. COOPER ST, SUITE 221 ARLINGTON, TX - 76011	sandramitchum@hotmail.com	LEASE	$0
PARIS BLAKE	1521 N. COOPER ST, SUITE 08 ARLINGTON, TX - 76011	parisblake42@gmail.com	LEASE	$0
PARRY AMERICA, INC.	1521 N. COOPER STREET, SUITE 350 ARLINGTON, TX - 76011	jhask@coromandel.murugappa.com	LEASE	$0
PINNACLE BANK	1521 N. COOPER STREET, SUITE 140 ARLINGTON, TX - 76011	reba.lozano@pinnbank.com	LEASE	$0
PINNACLE BANK	1521 N. COOPER STREET, SUITE 140 ARLINGTON, TX - 76011	reba.lozano@pinnbank.com	LEASE	$0
PREMIER ACCESS, INC.	1521 N. COOPER STREET, SUITE 330 ARLINGTON, TX - 76011	bduly@accessppo.com	LEASE	$0
ROBERT GREEN, CPA	1521 N COOPER STREET, SUITE 530 ARLINGTON, TX - 76011	greenrcpa@gmail.com	LEASE	$0
ROSS JETER	1521 N. COOPER STREET, SUITE 725 ARLINGTON, TX - 76011	rjeter@rossjeter.com	LEASE	$0
SCOTT WARD	1521 N. COOPER ST, SUITE 215 ARLINGTON, TX - 76011	silverfoxcoins@gmail.com	LEASE	$0

Contract Counterparty Address E-Mail Address Contract Proposed to be Assumed and Assigned Proposed Cure STAR PERSONNEL II LLC 4606 FM 1960 ROAD WEST, SUITE 310 ATTN: MARIN HENSON HOUSTON, TX - 77069 accounting@starpersonnel.net LEASE $0 THE GRAND LODGE OF THE INTERNATIONAL ASSOCIATION OF MACHINIST AND AEROSPACE WORKERS 1521 N. COOPER ST, SUITE 250 ARLINGTON, TX - 76011 lfisher@iamaw.org LEASE $0 THE LAW OFFICES OF MARY PANZU, PLLC 1521 N. COOPER STREET, SUITE 214 ARLINGTON, TX - 76011 roxanagarcia@lawyer.com LEASE $0 THOMPSON LAW LLP 1521 N. COOPER ST ARLINGTON, TX - 76011 nread@triallawyers.com LEASE $0 U.S. ENERGY DEVELOPMENT CORPORATION 1521 N. COOPER STREET, SUITE 400 ARLINGTON, TX - 76011 acctpayable@usedc.com LEASE $0 WHELAN SECURITY CO 1521 N. COOPER ST, SUITE 210 ARLINGTON, TX - 76011 Paul.Bents@garda.com LEASE $0 MICHAEL RAMOS 1521 N. COOPER STREET, SUITE 204 ARLINGTON, TX - 76011 silverfoxcoins@gmail.com LEASE Case 23-11452-MFW Doc 645-1 Filed 02/26/24 Page 111 of 127

Case 23-11452-MFW Doc 645-1 Filed 02/26/24 Page 112 of 127

THE PRESERVE

Contract Counterparty	Address	E-Mail Address	Contract Proposed to be Assumed and Assigned	Proposed Cure
23 CONSULT AND SPEAK LLC	2000 N. LOOP WEST HOUSTON, TX - 77018	info@instantchimney.com	LEASE	$0
3H ENGINEERING & CONSTRUCTION, INC	JOSE ANGEL ROCHA 5207 SLEEPY CREEK DRIVE HOUSTON, TX - 77017	aggieneer@3h.engineering	LEASE	$0
A+ USA, LLC	ROBIN PHILIP 2060 NORTH LOOP WEST, SUITE 1050 HOUSTON, TX - 77018	r-philip@aplus-usa.com	LEASE	$0
ABERDEEN BUILDING GROUP, LLC	SCOTT MCNINCH 919 PRINCE STREET HOUSTON, TX - 77008	cass@aberdeenbuildinggroup.com	LEASE	$0
AMK FINANCIAL CORPORATION	3420 MORRISON ST. HOUSTON, TX - 77009	alix@amkfinancial.com	LEASE	$0
AMPT, LLC	2020 N. LOOP WEST, SUITE 135 HOUSTON, TX - 77018	ampttx@gmail.com	LEASE	$0
ARC DIAGNOSTICS, LLC	8851 N. 125TH E. AVENUE, SUITE 150 OWASSO, OK - 74055	rscott@arcdiagnosticlab.com	LEASE	$0
ASHLEY SANFORD, PHD, PLLC	2000 NORTH LOOP WEST, SUITE 206 HOUSTON, TX - 77018	contact@ashleysanfordphd.com	LEASE	$0
AXIS PIPELINE CONSTRUCTION GROUP, INC.	PAUL BYINGTON 2002 W. GRAND PARKWAY, STE. 304 KATY, TX - 77449	ap@axispcg.com	LEASE	$0
BAQUERO & ASSOCIATE CPAS, PLLC	2060 N. LOOP WEST, SUITE 105 HOUSTON, TX - 77018	enbcpa@outlook.com	LEASE	$0
BAYOU CITY WATERKEEPER, INC.	2010 NORTH LOOP WEST, SUITE 103 HOUSTON, TX - 77018	ayanna@bayoucitywaterkeeper.org	LEASE	$0
BERNARDO J. GARCIA	2040 NORTH LOOP WEST, SUITE 308 HOUSTON, TX - 77018	garciataxlaw@gmail.com	LEASE	$0
BOSSI PROPERTIES, LLC	2020 NORTH LOOP WEST SUITE 20106 HOUSTON, TX - 77018	kirktoups@gmail.com	LEASE	$0
BREEAAN GULLO	5009 LIDO LANE HOUSTON, TX - 77092	info@3rdgenloans.com	LEASE	$0
C.L. BOHANNON CPA PLLC	7110 BLENHEIM PALACE LANE HOUSTON, TX - 77095	clbcpa@gmail.com	LEASE	$0
CATHODIC CONTROL SYSTEMS, INC.	2030 NORTH LOOP WEST, SUITE 104 HOUSTON, TX - 77018	jtranbrown@stelarservices.com	LEASE	$0
CHARLES BEARE and JONATHAN LEVULIS	2000 NORTH LOOP WEST, SUITE 210 HOUSTON, TX - 77018	HR@hydrant.com	LEASE	$0
CHARLES JOHNSON	2050 NORTH LOOP WEST, SUITE 226 HOUSTON, TX - 77018	cjohnatlaw@aol.com	LEASE	$0
CIRCLES OF CARE	5333 EVERHART ATTN: LISA EDWARDS CORPUS CHRISTI, TX - 78411	phillip@willmscpa.com	LEASE	$0
CMYC LLC	14526 Iron Horseshoe Lane HOUSTON, TX - 77044	sara@havenspacecoaching.com	LEASE	$0
COMPASSIONATE CARE HOSPICE	ATTN: REAL ESTATE DEPARTMENT 3854 AMERICAN WAY, SUITE A BATON ROUGE, LA - 70816	amedisys@bluestarcre.com	LEASE	$0
CT KELLY & ASSOCIATES, INC.	2040 NORTH LOOP WEST, SUITES 009 AND 012	christopher_kelly@us.aflac.com	LEASE	$0
CTX CONSTRUCTION SYSTEMS, LLC	2014 BRIARCREST DRIVE HOUSTON, TX - 77077	cristina@ctxcontractors.com	LEASE	$0
CYNTHIA NAVA	1734 DON ALEJANDRO HOUSTON, TX - 77091	cnava@willowandsagecounseling.com	LEASE	$0

Case 23-11452-MFW Doc 645-1 Filed 02/26/24 Page 113 of 127

Contract Counterparty	Address	E-Mail Address	Contract Proposed to be Assumed and Assigned	Proposed Cure
DEPAOLI-CRIDDLE, PLLC	2020 NORTH LOOP WEST, SUITE 200 HOUSTON, TX - 77018	depaolicriddle@gmail.com	LEASE	$0
DGI-MENARD, INC.	2060 NORTH LOOP WEST, SUITE 240 HOUSTON, TX - 77018	KKeener@menardgroupusa.com	LEASE	$0
DISTRICT 7 MAIN, LLC	2010 NORTH LOOP WEST, SUITE 275 HOUSTON, TX - 77018	shelley@district7grill.com	LEASE	$0
DOUGLAS REUSCHEL	10115 WILLOW CROSSING DRIVE HOUSTON, TX - 77064	doug@sundancecare.net	LEASE	$0
DR. DANIEL BELTRAN	25902 TRICKLING ROCK SAN ANTONIO, TX - 78260	admin@allhoustonpain.com	LEASE	$0
ENERGY ENGG. AMERICAS, LLC.	26410 Oak Ridge Drive Suite 105 Spring, TX - 77380	shafeeque.puthukkudi@energyengg.com	LEASE	$0
ENTOMOLOGY ASSOCIATES, INC.	2020 N. LOOP W, SUITE #115 HOUSTON, TX - 77018	jtucker@entoassoc.com	LEASE	$0
EUROPA HOMES CORP	7324 SOUTHWEST FREEWAY, #1464 ATTN: ISRAEL SIERRA HOUSTON, TX - 77074	isierra@europahomestexas.com	LEASE	$0
EVA SYMCOX AND BRIAN SYMCOX	9403 SKIPPING STONE LANE HOUSTON, TX - 77064	eva.skincare@yahoo.com	LEASE	$0
FAMILIES EMPOWERED	2050 NORTH LOOP WEST, SUITE 230 ATTN: PATRICIA DIPPEL HOUSTON, TX - 77018	pcastillo@familiesempowered.org	LEASE	$0
FATHER AND SON HEALTHCARE HOLDINGS, INC.	2020 NORTH LOOP WEST, SUITE 160 HOUSTON, TX - 77018	jsullivan@directstaffingtexas.com	LEASE	$0
FIROUZBAKHT LAW FIRM, PLLC	2040 NORTH LOOP WEST, SUITE 102 HOUSTON, TX - 77018	ef@firouzbakhtlawfirm.com	LEASE	$0
FITCLINIC LLC, a Texas limited liability company	6022 GREENMONT DR. HOUSTON, TX - 77092	j.aaron@me.com	LEASE	$0
FRANK SALAZAR & CO., P.C.	2010 NORTH LOOP WEST, SUITE 200 HOUSTON, TX - 77018	cpa@fsalco.com	LEASE	$0
G&B GROUP, LLC	2050 NORTH LOOP WEST, SUITE 101 HOUSTON, TX - 77018	info@gnbgroup.net	LEASE	$0
GABRIELLE HENDERSON	2010 NORTH LOOP WEST SUITE 10160 HOUSTON, TX - 77018	gabbyhen24@gmail.com	LEASE	$0
GENE B. REYNOLDS	2020 NORTH LOOP WEST, SUITE #260 HOUSTON, TX - 77018	greynolds@gbrcpas.com	LEASE	$0
GINA W WATSON PLLC	513 E. 11TH STREET ATTN: GINA W WATSON HOUSTON, TX - 77008	HoustonRelationshipInstitute@gmail.com	LEASE	$0
GMC CONSULTANTS, LLC	2060 NORTH LOOP WEST, SUITE 110 HOUSTON, TX - 77018	smcgowen@gmc-consultants.com	LEASE	$0
GREATER HEIGHTS AREA CHAMBER OF COMMERCE	2020 NORTH LOOP WEST, SUITE 215 HOUSTON, TX - 77018	president@heightschamber.org	LEASE	$0
INTELLIGEN BUSINESS SOLUTIONS INC.	8935 GREEN RAY DRIVE ATTN: GUISSEPPI GALVEZ HOUSTON, TX - 77040	ggalvez@nexgenco.net	LEASE	$0
ISAIAS D. TORRES	2000 NORTH LOOP WEST, SUITE 250 HOUSTON, TX - 77018	idtorres@idtlaw.com	LEASE	$0
ISLAND PEAK GROUP, LLC	8111 LBJ FREEWAY, SUITE 1285 ATTN: NICHOLAS OLENEC DALLAS, TX - 75251	olenec@texastaxprotest.com	LEASE	$0
JACKELINE CARDONA	2050 NORTH LOOP WEST, SUITE 116 HOUSTON, TX - 77018	jcardonag@gmail.com	LEASE	$0
JARB PLLC	3275 SUMMER STREET, APT. 1410 HOUSTON, TX - 77007	info@artisanchiropratic.com	LEASE	$0
JESSICA HEARD	2010NORTH LOOP WEST, SUITE 170 HOUSTON, TX - 77018	thebeautymuva@gmail.com	LEASE	$0
JESSICA MEREDITH STEIN	1901 POST OAK PARK DRIVE, SUITE 10104 ATTN: JESSICA MEREDITH STEIN HOUSTON, TX - 77027	info@nguyenwellnessrecovery.com	LEASE	$0

Case 23-11452-MFW Doc 645-1 Filed 02/26/24 Page 114 of 127

Contract Counterparty	Address	E-Mail Address	Contract Proposed to be Assumed and Assigned	Proposed Cure
JOEL MEDRANO	2050 NORTH LOOP WEST, SUITE 100 HOUSTON, TX - 77018	medranoinvestments@gmail.com	LEASE	$0
JOHN R. BARTOS and WILLIAM J. RICE	2040 NORTH LOOP WEST, SUITE 008 HOUSTON, TX - 77018	jbartos@htownlaw.com	LEASE	$0
JUAN MARTIN CURIMAN	2030 North Loop West Ste. 255 Houston, TX - 77018	areyes@curimanbrokers.com	LEASE	$0
K.M. DREAM BIG FITNESS, INC.	2060 NORTH LOOOP WEST FREEWAY, SUITE 203 ATTN: KRISTINA MCDANIEL HOUSTON, TX - 77018	kristina@painfreeposture.clinic	LEASE	$0
KENDRA LEE-MARTIN	2010 NORTH LOOP WEST, SUITE 115 HOUSTON, TX - 77018	kendral@ofheartandmind.net	LEASE	$0
KGI HOLDINGS LLC	2040 NORTH LOOP WEST, SUITE 020 ATTN: ZACHARY RAND HOUSTON, TX - 77018	vendors@brightscreen.app	LEASE	$0
KIDZ 2 KIDZ CHILD PLACING AGENCY	2000 NORTH LOOP WEST, SUITE 130 HOUSTON, TX - 77018	kidz2kidz_cpa@yahoo.com	LEASE	$0
KINGSBURY INSURANCE AGENCY	2050 NORTH LOOP WEST, SUITE 110 HOUSTON, TX - 77018	jkingsbury@integrity-ins.com	LEASE	$0
KNEADED INNERGY THERAPEUTIC HEALING LLC	12919 Windfern Rd #4103 HOUSTON, TX - 77064	logisticwellness@gmail.com	LEASE	$0
KRAIG L. RUSHING, INC	2030 NORTH LOOP WEST, SUITE 207 HOUSTON, TX - 77018	debra_rushing@msn.com	LEASE	$0
KRISTEN JUUL	2000 NORTH LOOP WEST, SUITE 203 HOUSTON, TX - 77018	kristif40@hotmail.com	LEASE	$0
LATISCHIA A. BANKS	2050 NORTH LOOP WEST, SUITE 223 HOUSTON, TX - 77018	etherapymassage@gmail.com	LEASE	$0
LAW OFFICE OF MATTHEW H. AMMERMAN, P.C.	2040 NORTH LOOP WEST, SUITE 390 HOUSTON, TX - 77018	skp@maritimedefense.net	LEASE	$0
LEONARD P. KASOWSKI	2050 NORTH LOOP WEST, SUITE 115 HOUSTON, TX - 77018	jeff@heightsfinancialservices.com	LEASE	$0
LETICIA VALDEZ	18979 ROSEWOOD TERRACE DR NEW CANEY, TX - 77357	leticiavaldez_01@yahoo.com	LEASE	$0
LISA ZEBACK	2030 NORTH LOOP WEST STE. 290 HOUSTON, TX - 77018	healinghavenmassagetx@gmail.com	LEASE	$0
MAHOGANY SERVICES, LLC	6035 YALE STREET HOUSTON, TX - 77076	reinel.solano@fcifloors.com	LEASE	$0
MAK-SHUR DIAGNOSTICS, INC., a Texas Corporation	2040 N. LOOP W., SUITE 103 HOUSTON, TX - 77018	reliefmedbill@hotmail.com	LEASE	$0
MAX SHIPPING, INC.	2040 NORTH LOOP WEST, SUITE 22 HOUSTON, TX - 77018	accounting@max-shipping.com	LEASE	$0
MCCANNE & CURRIN, P.C.	13710 KING CIRCLE CYPRESS, TX - 77429	mmcurrin@sbcglobal.net	LEASE	$0
MCCREARY LAW OFFICE, PLLC	2060 NORTH LOOP WEST, SUITE 104 ATTN: JANA MCCREARY HOUSTON, TX - 77018	jana@mccrearylawoffice.com	LEASE	$0
NATIONAL STRUCTURAL ENGINEERING, INC.	2020 NORTH LOOP WEST, SUITE 230 HOUSTON, TX - 77018	michael@structural.nu	LEASE	$0
NORD-SUD SHIPPING	ATTN: COLE GAUTREAU 1940 JEFFERSON HWY. LUTCHER, LA - 70071	accounting@nordsudshipping.com	LEASE	$0
ONYX NEURODIAGNOSTICS, LLC	2000 NORTH LOOP WES, SUITE 110 HOUSTON, TX - 77018	louiscano@yahoo.com	LEASE	$0
PATRICIA F. BUSHMAN, P.C.	2004 WICHITA PASADENA, TX - 77502	pblaw@bushmanlawoffices.com	LEASE	$0
PE HEALTH CHOICE REHABILITATION CENTER	2040 NORTH LOOP WEST, SUITE 103A HOUSTON, TX - 77018	nshutko@gmail.com	LEASE	$0
PENNCOMP, LLC	P.O. BOX 10570 HOUSTON, TX - 77206	sshuman@Penncomp.com	LEASE	$0
PHI NGUYEN	12919 LAKE MIST DRIVE CYPRESS, TX - 77429	paulnguyen1228@gmail.com	LEASE	$0

Case 23-11452-MFW Doc 645-1 Filed 02/26/24 Page 115 of 127

Contract Counterparty	Address	E-Mail Address	Contract Proposed to be Assumed and Assigned	Proposed Cure
PHUC K. HUYNH	2030 NORTH LOOP WEST FREEWAY, SUITE 260 HOUSTON, TX - 77018	danielle@1stchoiceai.com	LEASE	$0
PRIORITY-1, INC	1800 EAST ROOSEVELT ROAD ATTN: NATHANIEL HASTINGS LITTLE ROCK, AR - 72206	accounting@priority1.com	LEASE	$0
PROTECT, LLC	2060 NORTH LOOP WEST, SUITE 135 HOUSTON, TX - 77018	ap@protect.llc	LEASE	$0
PURSUIT OF HAPPINESS BEHAVIORAL HEALTH, LLC	2000 NORTH LOOP WEST, SUITE 100 HOUSTON, TX - 77018	arehman1207@gmail.com	LEASE	$0
RA PHIPPS INC DBA PHIPPS LAW FIRM	11919 SWORDS CREEK ROAD ATTN: ROSHUN A. PHIPPS HOUSTON, TX - 77067	roshun@phippslegal.com	LEASE	$0
RANDALL M. THOMPSON	2010 North Loop West, Ste 10110 Houston, TX - 77018	caitlin@coppermountaincapital.com	LEASE	$0
REFLECT THERAPY, PLLC	1860 WHITE OAK DR. #316 HOUSTON, TX - 77009	hello@reflecthouston.com	LEASE	$0
RG TAYLOR II, PC	2040 NORTH LOOP WEST, SUITE 104 HOUSTON, TX - 77018	ttaylor@rgtaylorlaw.com	LEASE	$0
RP TRADEWINDS MARKETING NETWORK, INC.	13831 SANDOVER DRIVE HOUSTON, TX - 77014	bporeotx@gmail.com	LEASE	$0
SKILLED PAIN CARE CLINIC, PA	2050 NORTH LOOP WEST, SUITE 135 HOUSTON, TX - 77018	syed982@hotmail.com	LEASE	$0
SPINE & JOINT PRO MEDICAL CENTERS, PLLC	2060 NORTH LOOP WEST HOUSTON, TX - 77018	bkey38@yahoo.com	LEASE	$0
STATE OFFICE OF ADMIN HEARING	HEARINGS - ATTN P. O. BOX 13025 AUSTIN, TX - 78711-3025	finance@soah.texas.gov	LEASE	$0
TCMG, LP	2000 NORTH LOOP WEST, SUITE 200 HOUSTON, TX - 77018	brannon@lloydfinancial.com	LEASE	$0
TEN BEST PROMOTIONAL ITEMS LLC DBA PROMOPRINT GROUP	2020 North Loop W, Ste 205 HOUSTON, TX - 77018	steve.enright@promoprintgroup.com	LEASE	$0
TERE CARRILLO TERAPEUTA LLC	795 CIRCLE WAY ATTN: TERESA CARRILLO JARRELL, TX - 76537	teresacarrillorejon@hotmail.com	LEASE	$0
THE CORE BODY LAB LLC	2000 NORTH LOOP WEST, SUITE 260 HOUSTON, TX - 77018	corebodylab@gmail.com	LEASE	$0
THE L CUMMINGS GROUP, INC.	2030 N. LOOP WEST, SUITE 115 HOUSTON, TX - 77018	jjsto1@yahoo.com	LEASE	$0
THE MORA LAW FIRM, PLLC	2040 NORTH LOOP WEST, SUITE 244 ATTN: MAYRA MORA HOUSTON, TX - 77018	mayra@moralawtexas.com	LEASE	$0
THE SERENITY RETREAT FOR HEALING AND SPIRITUAL RENEWAL, INC.	2060 NORTH LOOP W, STE 200 ATTN: Cecie Turlington HOUSTON, TX - 77018	accounting@serenityretreat.com	LEASE	$0
THERESA R HARRING	2000 North Loop W, Suite 220 Houston, TX - 77018	trharring@hotmail.com	LEASE	$0
TIMOTHY JASON HILSHER	2020 NORTH LOOP WEST, SUITE 106 HOUSTON, TX - 77018	tj@hilshergroup.com	LEASE	$0
TOLULOPE KUTEYI	2010 NORTH LOOP WEST SUITE 150 HOUSTON, TX - 77018	tolukuteyi@yahoo.com	LEASE	$0
TRANSPORT WORKERS UNION OF AMERICA	501 3RD ST. NW, 9TH FLOOR WASHINGTON, DC - 20001	jcruz@twu.org	LEASE	$0
UNIVERSAL HOME SOLUTIONS LLC	12122 PINELANDS PARK LANE ATTN: JON ALTIC HUMBLE, TX - 77346	financemanager.jla@gmail.com	LEASE	$0
VADA COUNSELING, PLLC	10106 Autumn Harvest Dr. Houston, TX - 77064	candice@vadacounseling.com	LEASE	$0

Case 23-11452-MFW Doc 645-1 Filed 02/26/24 Page 116 of 127

Contract Counterparty	Address	E-Mail Address	Contract Proposed to be Assumed and Assigned	Proposed Cure
VASQUEZ LAW GROUP, PLLC	16522 WILLIAMTOWN DRIVE ATTN: REGINA VASQUEZ HOUSTON, TX - 77084	regina@vasquezlawgroup.net	LEASE	$0
VICTORIA MENDOZA	16719 PEDDLEGLEN DRIVE HOUSTON, TX - 77095	stickyvickywax@icloud.com	LEASE	$0
VIRGINIA CORTES ARAIZA, MD, PLLC	2040 NORTH LOOP WEST, SUITE 300 HOUSTON, TX - 77018	v_cortes@yahoo.com	LEASE	$0
VOLLEY BOAST, LLC	2000 NORTH LOOP WEST, SUITE 120 HOUSTON, TX - 77018	jnovak@volleyboast.com	LEASE	$0
VONNE JONES	2050 NORTH LOOP WEST, SUITE 130 HOUSTON, TX - 77018	xxpearls@hotmail.com	LEASE	$0
WINGS FOR LEARNING	2040 NORTH LOOP WEST, SUITE 234 ATTN: JESSICA BROOK HOUSTON, TX - 77018	jessica@wingsforlearning.org	LEASE	$0
WIX, PROPERTY TAX SPECIALIST	2010 NORTH LOOP WEST, SUITE 105 HOUSTON, TX - 77018	dean_wix@yahoo.com	LEASE	$0
XPRESSGUARDS LLC	2208 SW 59TH AVENUE ATTN: MOISE LOUISSAINT WEST PARK, FL - 33023	moise@xpressguards.com	LEASE	$0
L V TEXAS SOLUTIONS, LLC	2000 N. LOOP WEST, SUITE 205 HOUSTON, TX - 77018	lauravargas1173@gmail.com	LEASE	$0

Case 23-11452-MFW Doc 645-1 Filed 02/26/24 Page 117 of 127

THREE FOREST PLAZA

Contract Counterparty	Address	E-Mail Address	Contract Proposed to be Assumed and Assigned	Proposed Cure
ACRISURE, LLC	100 OTTAWA AVENUE, SW GRAND RAPIDS, MI - 49503	mmills@cipoftexas.com	LEASE	$0
AIM ASSOCIATION INSURANCE MANAGEMENT, INC	12221 MERIT DR, SUITE 1670 DALLAS, TX - 75251	kboliver@aim-companies.com	LEASE	$0
ASSURED BENEFITS ADMINISTRATORS, INC	12221 MERIT DRIVE #1800 ATTN: PENNY HODGE DALLAS, TX - 75251	phodge@nationalppo.com	LEASE	$0
BEACON ORAL SPECIALISTS MANAGEMENT LLC	12221 MERIT DR, SUITE 1175 DALLAS, TX - 75251	lfaust@beaconoralspecialists.com	LEASE	$0
BEAUTY MARK DALLAS LLC	4311 BELMONT AVENUE DALLAS, TX - 75204	info@beautymarkdallas.com	LEASE	$0
BELLINGER & SUBERG, LLP	12221 MERIT DR, SUITE 1750 DALLAS, TX - 75251	Syoung@bellingersuberg.com	LEASE	$0
CAREY ASSET MANAGEMENT DALLAS LLC	50 ROCKEFELLER PLAZA, SECOND FLOOR NEW YORK, NY - 10020	jcardasis@wpcarey.com	LEASE	$0
CEDAR HEALTH RESEARCH, LLC	12221 MERIT DRIVE, SUITE 350 DALLAS, TX - 75251	accounting@cedarresearch.com	LEASE	$0
CHOLLA PETROLEUM, INC.	CHOLLA PETROLEUM, INC. PO BOX 12208 12221 MERIT DRIVE SUITE 1300 DALLAS, TX - 75255	chollaAP@chollapetro.com	LEASE	$0
COGENT COMMUNICATIONS	12221 MERIT DRIVE, ROOF 6 DALLAS, TX - 75251	re-tla-invoices@cogentco.com	LEASE	$0
CRAYON SOFTWARE EXPERTS, LLC	12221 MERIT DRIVE, SUITE 800 DALLAS, TX - 75251	apinvoices.us@crayon.com	LEASE	$0
CTMI, LLC	12221 MERIT DRIVE, SUITE 1200 DALLAS, TX - 75251	Theony.deaton@invoke.tax	LEASE	$0
DAVID MUNSON	12221 MERIT DRIVE, SUITE 930 DALLAS, TX - 75251	davemunson1@yahoo.com	LEASE	$0
DIRECT HOLDINGS, LLC	12221 MERIT DR, SUITE 1215 DALLAS, TX - 75251	cheryl@directretailpartners.com	LEASE	$0
DSG BENEFITS GROUP, LLC	12221 MERIT DRIVE, SUITE 1015 DALLAS, TX - 75251	dgoldfarb@dsgbenefits.com	LEASE	$0
ENCORE COMMERICAL, LLC	#00-HAR713-OFF01112 P.O. BOX 209249 AUSTIN, TX - 78720-9249	lynnek@richmondhonan.com	LEASE	$0
FERGUSON FINANCIAL GROUP, LLC	12221 MERIT DRIVE, SUITE 1925 DALLAS, TX - 75251	dean.ferguson@wfafinet.com	LEASE	$0
GRANT H. LAUGHLIN	12221 MERIT DRIVE, SUITE 640 DALLAS, TX - 75251	grant@lcrgusa.com	LEASE	$0
GREEN OAKS HOSPITAL SUBSIDIARY, L.P.	7808 CLODUS FIELDS DR DALLAS, TX - 75251	tyray.jones@medicalcityhealth.com	LEASE	$0
GREEN OAKS HOSPITAL SUBSIDIARY, LP	12221 MERIT DRIVE, SUITE 450 DALLAS, TX - 75251	GOHD.Accounting@MedicalCityHealth.com	LEASE	$0
INFOSOLVE, INC.	12221 MERIT DRIVE, SUITE 1720 DALLAS, TX - 75251	pmooney@mpowerbeverage.com	LEASE	$0
INTEGRITY MORTGAGE CORPORATION OF TEXAS	5 HORIZON COURT HEATH, TX - 75032	heather@imctx.com	LEASE	$0
INTERVENTIONAL PARTNERS, PLLC	12221 MERIT DR, SUITE 280 DALLAS, TX - 75251	jardystein@gmail.com	LEASE	$0
JACKSON SPENCER LAW, PLLC	12221 MERIT DRIVE, SUITE 160 DALLAS, TX - 75251	accounting@jacksonspencerlaw.com	LEASE	$0
KING & FISHER LAW GROUP, PLLC	1221 MERIT DR, SUITE 1630 DALLAS, TX - 75251	eric.begun@king-fisher.com	LEASE	$0
LEVEL 3 COMMUNICATIONS, LLC	12221 MERIT DRIVE, ROOF 1 DALLAS, TX - 75251	realestatepayments@centurylink.com	LEASE	$0
MDH FINANCIAL GROUP, LLC	12221 MERIT DRIVE, SUITE 1900 DALLAS, TX - 75251	dhowell@howellfinancial.com	LEASE	$0

Case 23-11452-MFW Doc 645-1 Filed 02/26/24 Page 118 of 127

Contract Counterparty	Address	E-Mail Address	Contract Proposed to be Assumed and Assigned	Proposed Cure
MEDIFY HEALTH, LLC	ATTN: BRENT WISE 6125 LUTHER LANE, SUITE 313 DALLAS, TX - 75225	brent@medifyhealth.com	LEASE	$0
MERCER CAPITAL MANAGEMENT INC.	12221 MERIT DRIVE, SUITE 975 DALLAS, TX - 75251	doblel@mercercapital.com	LEASE	$0
MERIT MODERN DENTAL, PLLC	120 E FM 544, SUITE 72 PMB 358 MURPHY, TX - 75094	Joey@ZygoDentalGroup.com	LEASE	$0
MICHAEL A. MILLER & ASSOCIATES, PC	12221 MERIT DRIVE, SUITE 1210 DALLAS, TX - 75251	mmiller@tmlfpc.com	LEASE	$0
MINCEY-CARTER PC	12221 MERIT DRIVE, SUITE 200 DALLAS, TX - 75251	cchase@minceycarter.com	LEASE	$0
NATIONAL OVARIAN CANCER COALITION, INC.	12221 MERIT DRIVE, SUITE 1950 DALLAS, TX - 75251	finance@ovarian.org	LEASE	$0
NELOFER AZAD, M.D., PA	12221 MERIT DRIVE, SUITE 1725 DALLAS, TX - 75251	azad1@aol.com	LEASE	$0
NEW CINGULAR WIRELESS PCS, LLC	Site # 10037216 c/o ENGIE INSIGHT - MS 7372 P.O. BOX 2241 SPOKANE, WA - 99210-2241	releaseadmin@att.com	LEASE	$0
PERRYMAN FINANCIAL ADVISORY	12221 MERIT DRIVE, SUITE 1660 DALLAS, TX - 75251	bperryman@billperryman.com	LEASE	$0
RAINBOW DAYS, INC	12221 MERIT DRIVE, SUITE 1700 DALLAS, TX - 75251	cynthiaw@rainbowdays.org	LEASE	$0
RANKIN FINANCIAL NETWORK, L.L.C.	12221 MERIT DRIVE, SUITE 1900 DALLAS, TX - 75251	kopella@fnicdfw.com	LEASE	$0
RELATIONAL THERAPY COLLECTIVE, PLLC	12221 MERIT DRIVE, SUITE 1360 DALLAS, TX - 75215	drholt@relationaltherapycollective.com	LEASE	$0
RICHARD RAMIREZ	12221 MERIT DRIVE, SUITE 910 DALLAS, TX - 75251	richard.ramirez.b6o5@statefarm.com	LEASE	$0
ROBERTS & CROW INC.	12221 MERIT DRIVE, SUITE 300 DALLAS, TX - 75251	ashley.crow@robertsandcrow.com	LEASE	$0
ROOSHNA INVESTMENTS	12221 MERIT DRIVE, SUITE 140 DALLAS, TX - 75251	rrcafe.tx@gmail.com	LEASE	$0
STATE OF TEXAS	P.O. BOX 13047 AUSTIN, TX - 78711	amanda.diebel@tfc.state.tx.us	LEASE	$0
STRIDE HEALTHCARE MANAGEMENT LLC	12221 MERIT DR, SUITE 620 DALLAS, TX - 75251	accounts.payable@stridecare.com	LEASE	$0
SULE FACIAL PLASTIC SURGERY	12221 MERIT DRIVE, SUITE 1060 DALLAS, TX - 75251	sdsule@yahoo.com	LEASE	$0
THE INSTITUTE FOR LUXURY HOME MARKETING, LP	P.O. BOX 1447 MARYLAND HEIGHTS, MO - 63043	accountspayable@colibrigroup.com	LEASE	$0
TIME WARNER CABLE	12221 MERIT DRIVE, ROOF 5 DALLAS, TX - 75251	DLPriorityEscalationCBROECoordinators@charter.com	LEASE	$0
US ONCOLOGY, INC.	C/O MCKESSON CORPORATION/US ONCOLOGY 6555 NORTH STATE HIGHWAY 161 ATTN: MCKESSON REAL ESTATE - LEASE ADMINISTRATION IRVING, TX - 75039	USONFinance@cbre.com	LEASE	$0
VERIZON	CUSHMAN & WAKEFIELD OF FLORIDA, INC MAIL CODE FLTDSB1W 7701 E. TELECOM PARKWAY TEMPLE TERRACE, FL - 33637	michele.dorsey@verizon.com	LEASE	$0

Case 23-11452-MFW Doc 645-1 Filed 02/26/24 Page 119 of 127

TOWER PAVILION

Contract Counterparty	Address	E-Mail Address	Contract Proposed to be Assumed and Assigned	Proposed Cure
BALBOAZ LLC	MONICA MARTINEZ 2909 HILLCROFT SUITE HOUSTON, TX - 77057	monica282@me.com	LEASE	$0
BEAUTY DERM LLC	2909 HILLCROFT SUITE 695 HOUSTON, TX - 77057	beautydermllc@gmail.com	LEASE	$0
BELLA GROUP INC. and LAWRENCE W. ROHAL, CPA	ELAINE BORDIERI 2909 HILLCROFT SUITE 101 HOUSTON, TX - 77057	amazing@airmail.net	LEASE	$0
CELIA VILLANUEVA	CELIA VILLANUEVA 2909 HILLCROFT SUITE 695 HOUSTON, TX - 77057	celiadvt@gmail.com	LEASE	$0
CORRERO & RHODES PLLC	2909 HILLCROFT SUITE 305 HOUSTON, TX - 77057	jen@jcbrlaw.com	LEASE	$0
CRISTINA M. BATTLE	CRISTINA BATTLE 2909 HILLCROFT SUITE 100 HOUSTON, TX - 77057	cbattle@farmersagent.com	LEASE	$0
DEMETRIUS DE OLIVEIRA	CLAUDIA GONCALVES 2909 HILLCROFT SUITE 513 HOUSTON, TX - 77057	claudia@dcsvisasolutions.com	LEASE	$0
GEMLAND TEXAS, INC.	2909 HILLCROFT SUITE 230 HOUSTON, TX - 77057	tosh@skdiamonds.com	LEASE	$0
GTE MOBILNET/VERIZON	NETWORK REAL ESTATE - NG76959 180 WASHINGTON VALLEY ROAD BEDMINSTER, NJ - 07921	CENRE.Property.Management.Mail@Verizon.com	LEASE	$0
HER SZN LASH BAR, LLC	2909 HILLCROFT STE 500 HOUSTON, TX - 77057	info@hersznlashbar.com	LEASE	$0
HOLISTIC HOME CARE NURSING INC.	JEWELLEAN MANGAROO 2909 HILLCROFT SUITE 670 HOUSTON, TX - 77057	Hhcn@sbcglobal.net	LEASE	$0
INSUREPOINTE OF TEXAS, INC.	ACCOUNTING 2909 HILLCROFT, SUITE 200 HOUSTON, TX - 77057	accounting@insurepointe.com	LEASE	$0
IRIEJADE BEAUTY, LLC	JANICE AND DENISE WEDDERBURN 2909 HILLCROFT SUITE 100C HOUSTON, TX - 77057	iriejademakeup@yahoo.com	LEASE	$0
JAWHARAT ROKKAS TRADE, LLC	AHMED HUSSEIN 2909 HILLCROFT SUITE 690 HOUSTON, TX - 77057	aljalmooda@gmail.com	LEASE	$0
JUDI DENTAL, PLLC	AHMED AL-WAZZAN & OMEED ALKHALIDI 10617 CENTRE GREEN WAY HOUSTON, TX - 77043	ahmedlayth.alwazzan@gmail.com	LEASE	$0
KHAN AMERICAN, LLC	ALTAF KHAN 2909 HILLCROFT SUITE 100E HOUSTON, TX - 77057	khandrivingacademy.us@gmail.com	LEASE	$0
MAKKA INTERNATIONAL INC. and AHMED AHMALLAWANY	AHMED AHMALLAWANY 2909 HILLCROFT SUITE 250 HOUSTON, TX - 77057	makkausa@gmail.com	LEASE	$0
NUWAY REALTY GROUP, LLC	ILIANA SANCHEZ 8226 MIDDLEBURY LANE HOUSTON, TX - 77070	ilianarealestate@gmail.com	LEASE	$0

Case 23-11452-MFW Doc 645-1 Filed 02/26/24 Page 120 of 127

Contract Counterparty	Address	E-Mail Address	Contract Proposed to be Assumed and Assigned	Proposed Cure
PALKER LAW FIRM, PLLC	2909 HILLCROFT SUITE 620 HOUSTON, TX - 77057	claudia.carreon@palkerlaw.com	LEASE	$0
PAULINE RAYMOND MARTIMBEAU	PAULINE MARTIMBEAU 2909 HILLCROFT SUITE 535 HOUSTON, TX - 77057	pmartimbo@aol.com	LEASE	$0
PLEZIA, P.C.	RICK PLEZIA 2909 HILLCROFT SUITE 575 HOUSTON, TX - 77057	rick@rplezialaw.com	LEASE	$0
PRIME FACILTIY SERVICES GROUP, INC.	PATTY PEREZ 6240 RICHMOND SUITE 260 HOUSTON, TX - 77057	pattyp@primefacilityservicesgroup.com	LEASE	$0
PROSPERITY & ASSOCIATES BUSINESS CONSUTING SERVICES LLC	ATTN: ROBERTO REYES 5100 WESTHEIMER, SUITE 420 HOUSTON ,TX - 77056	robert.a.reyes@sbcglobal.net	LEASE	$0
SMITH PROTECTIVE MANAGEMENT, INC.	2909 HILLCROFT STE 600 HOUSTON, TX - 77057	melliott@smithprotective.com	LEASE	$0
SULEIMAN ALKHATIB and AKRAM ALKHATIB	SULEIMAN ALKHATIB 2909 HILLCROFT SUITE 100D HOUSTON, TX - 77057	online_hijabe@yahoo.com	LEASE	$0
SULEIMAN ALKHATIB and AKRAM ALKHATIB	SULEIMAN ALKHATIB 2909 HILLCROFT SUITE 100D HOUSTON, TX - 77057	online_hijabe@yahoo.com	LEASE	$0
TC LeNORMAND JR.	2909 HILLCROFT SUITE 515 HOUSTON, TX - 77057	tlenor9175@aol.com	LEASE	$0
TECH-LANCE SOLUTIONS, INC.	REDDY DAYAKAR 15514 LYNFORD CREST DR. HOUSTON, TX - 77083	dayakar@techlancesolutions.com	LEASE	$0
THE LASH DESIGNER, LLC	EDNA OLGUIN 2909 HILLCROFT SUITE 580 HOUSTON, TX - 77057	ednatx74@yahoo.com	LEASE	$0
UNITED TEXAN PHARMACY LLC	10039 BISSONNET STREET SUITE 321 HOUSTON, TX - 77036	info@unitedtexanpharmacy.com	LEASE	$0
WINZOR AUTOMOTIVE LLC	ATTN: AHMED JASEM 28411 BOBCAT BAYOU DR. KATY, TX - 77494	winzorautomotive@gmail.com	LEASE	$0
YUPPIE'S HOT CHICKEN LLC	ATTN: AHMAD ZAID 2909 HILLCROFT, SUITE 315 HOUSTON, TX - 77057	corporate@clutchcitycluckers.com	LEASE	$0
DAINA HERRON	3002 RUSSETT PLACE WEST PEARLAND, TX - 77584	thedmitchellsalon@gmail.com

Case 23-11452-MFW Doc 645-1 Filed 02/26/24 Page 121 of 127

WESTHEIMER CENTRAL PLAZA

Contract Counterparty	Address	E-Mail Address	Contract Proposed to be Assumed and Assigned	Proposed Cure
3MG REALTY, LLC	11200 WESTHEIMER, SUITE 750 HOUSTON, TX - 77042	3mg.realtyllc@gmail.com	LEASE	$0
ALL IN ONE HEALTHCARE, INC	11200 WESTHEIMER RD STE 705 HOUSTON, TX - 77042	josh.duma@icloud.com	LEASE	$0
ALLURE ESSENCE MANAGEMENT COMPANY, LLC	2003 SILVER MOON DRIVE MISSOURI CITY, TX - 77549	admin@allureessencehtx.com	LEASE	$0
ANGIE MONTELONGO	11200 WESTHEIMER ROAD, SUITE 203 HOUSTON, TX - 77042	Angie@3rdcfm.com	LEASE	$0
BAOWIN STEEL, LLC	11200 WESTHEIMER ROAD, SUITE 615 HOUSTON, TX - 77042	sophie.liu@baowinsteel.com	LEASE	$0
BLAKE YARBOROUGH	11200 WESTHEIMER RD., SUITE 777 HOUSTON, TX - 77042	accounting@4smartmoney.com	LEASE	$0
CEDRIC YOUNG/ STATE FARM INS	11200 WESTHEIMER, STE 805 Houston, TX - 77042	cedric.young.hzug@statefarm.com	LEASE	$0
CLAUDIA PEREZ VILA	12360 RICHMOND AVENUE, APT. 516 HOUSTON, TX - 77082	claudiavila9505@gmail.com	LEASE	$0
DERMAGENESIS SKIN AND BODY CARE LLC	11200 WESTHEIMER RD, STE 200 HOUSTON, TX - 77042	godoy665@gmail.com	LEASE	$0
DORF KETAL CHEMICALS LLC	DIRECTOR OF FINANCE 11200 WESTHEIMER, SUITE 400 HOUSTON, TX - 77042	dkusProcess@datamatics.com	LEASE	$0
EICHNER FAMILY, LP	11200 WESTHEIMER, SUITE 740 HOUSTON, TX - 77042	bookkeeper@kdepc.com	LEASE	$0
F.T. PUBLICATIONS INC.	11200 WESTHEIMER RD, STE 606 HOUSTON, TX - 77042	jeff.laxer@ft.com	LEASE	$0
FIRST CONSULTING GROUP	11200 Westheimer Rd, Suite 786 ATTN: TUAN VU First Consulting Group Houston, TX - 77042	Cuong@ditrumy.com	LEASE	$0
FIVENGINEERING, LLC	11200 WESTHEIMER ROAD, SUITE 300 HOUSTON, TX - 77042	kelly@5engineering.com	LEASE	$0
FLEXTEK RESOURCES, LLC	11200 WESTHEIMER RD, STE 408 HOUSTON, TX - 77042	SGlenn@flextekllc.com	LEASE	$0
G-WASA, INC	11200 WESTHEIMER RD STE 509 HOUSTON, TX - 77042	gwasadrives@gmail.com	LEASE	$0
HADI KUSUMO	10735 MANDAVILLA DRIVE HOUSTON, TX - 77095	txdb.assistant@gmail.com	LEASE	$0
HAKIKAS TRANSPORTATION LLC	11200 WESTHEIMER RD, STE 250 HOUSTON, TX - 77042	hakikastrans@gmail.com	LEASE	$0
HAKIKAS TRANSPORTATION LLC	11200 WESTHEIMER RD, STE 250 HOUSTON, TX - 77042	hakikastrans@gmail.com	LEASE	$0
HISTEEL PIPE & TUBE, INC.	11200 WESTHEIMER, SUITE 210 HOUSTON, TX - 77042	Kelly.shin@histeel.co.kr	LEASE	$0
HYPERLINKS MEDIA, LLC	2401 FOUNTAIN VIEW DRIVE, SUITE 312 HOUSTON, TX - 77057	monet@hyperlinksmedia.com	LEASE	$0
I-CARE RELIABILITY, INC.	11200 Westheimer Road, Suite 625 ATTN: BEN DETOBER HOUSTON, TX - 77042	PAYABLES.US@ICAREWEB.COM	LEASE	$0
KLOTHOUSE LLC	ATTN: VICTORIA OBAYEMI 1020 BRAND LAND #18206 STAFFORD, TX - 77477	vobayemi19@gmail.com	LEASE	$0
LAW OFFICE OF BALDO GARZA PLLC	11200 WESTHEIMER, STE 710 HOUSTON, TX - 77042	baldogarza@yahoo.com	LEASE	$0
LAWANDA KAY HOWARD	11200 WESTHEIMER, SUITE 202 HOUSTON, TX - 77042	therapistkay@copper.net	LEASE	$0
LENIN TORRES	11200 WESTHEIMER RD, STE 630 HOUSTON, TX - 77042	lenintorresproductions@gmail.com	LEASE	$0
LIFESTYLES UNLIMITED, INC.	11200 WESTHEIMER, SUITE 1000 HOUSTON, TX - 77042	accounting@luinc.com	LEASE	$0
MAIDELIS SAEZ	24002 COLONIAL PARKWAY, APT. 4219 KATY, TX - 77493	maidelis.sj@yahoo.com	LEASE	$0

Case 23-11452-MFW Doc 645-1 Filed 02/26/24 Page 122 of 127

Contract Counterparty	Address	E-Mail Address	Contract Proposed to be Assumed and Assigned	Proposed Cure
MAIN LANE INDUSTRIES LTD.	14115 LUTHE ROAD, SUITE #100 HOUSTON, TX - 77039	accountspayable.manager@mc2civil.com	LEASE	$0
MAJD FALAH	8641 DAFFODIL STREET HOUSTON, TX - 77063	majddwi@gmail.com	LEASE	$0
NEO MONITORS CORPORATION	11200 WESTHEIMER, STE 500 HOUSTON, TX - 77042	ap@nederman.com	LEASE	$0
NOVETUS ENGINEERING LLC	P.O. BOX 940455 HOUSTON, TX - 77094	ap@novetus.com	LEASE	$0
NP ROSS ADVISORS, LLC	11200 WESTHEIMER, SUITE 150 HOUSTON, TX - 77042	nathan@npross.com	LEASE	$0
ON SITE PERSONNEL OF MARYLAND, LLC.	11200 WESTHEIMER, STE 403 HOUSTON, TX - 77042	office@onsitepersonnel.com	LEASE	$0
PASONA N.A., INC.	ATTN: ACCOUNTING DEPT. 21512 HAWTHORNE BLVD., SUITE 1100 TORRANCE, CA - 90503	acct@pasona.com	LEASE	$0
PROSAL FINANCIAL SERVICES	11200 WESTHEIMER RD, STE 604 HOUSTON, TX - 77042	kevin@prosalfinancial.com	LEASE	$0
RAM PAT CORPORATION	1880 S. DAIRY ASHFORD, SUITE 407 HOUSTON, TX - 77077	rpatino@rampatcorporation.com	LEASE	$0
RANGER GUARD INTERNATIONAL, LLC	3419 CARTWRIGHT CLIFF LANE FULSHEAR, TX - 77441	rangerguard.international@gmail.com	LEASE	$0
REHAB WITHOUT WALLS, INC.	9901 LINN STATION ROAD LOUISVILLE, KY - 40223	Debra.Cubero@brightspringhealth.com	LEASE	$0
RICHARD DESIGN SERVICES, INC.	11200 WESTHEIMER, SUITE 800 HOUSTON, TX - 77042	Emily.Mitchell@richardepc.com	LEASE	$0
ROMERO & PARTNERS LLC	11200 WESTHEIMER, STE 555 HOUSTON, TX - 77042	jromero@romeroandpartners.com	LEASE	$0
S&R PROFESSIONALS, LP	11200 WESTHEIMER, SUITE 100 HOUSTON, TX - 77042	bharadwaj@sr-professionals.com	LEASE	$0
SHIPFLORA	11200 WESTHEIMER RD, STE 415 HOUSTON, TX - 77042	chaskey@shipflora.com	LEASE	$0
SREEVEE AMERICAS INC.	11200 WESTHEIMER RD, STE 505 HOUSTON, TX - 77042	sridhar@sreeveegroup.com	LEASE	$0
TAX TO YOU LLC	11200 WESTHEIMER RD, STE 222 HOUSTON, TX - 77042	admin@tax2u.org	LEASE	$0
TRISTAN TAYLOR	11200 WESTHEIMER RD, STE 26 HOUSTON, TX - 77042	tristan.taylor85@gmail.com	LEASE	$0
VIRGEN ORTIZ	20911 HAMLET RIDGE LANE KATY, TX - 77449	virgenortiz23@gmail.com	LEASE	$0
VOLTAIR CONSULTING ENGINEERS - TEXAS, LLC	6005 BENJAMIN ROAD TAMPA, FL - 33634		LEASE	$0
VRC TECHNOLOGIES, INC.	11200 WESTHEIMER RD, SUITE 508 HOUSTON, TX - 77042	ap@vrctexas.com	LEASE	$0
PLUMMER ASSOCIATES, INC	1320 SOUTH UNIVERSITY DRIVE, SUITE 300 HOUSTON, TX - 76017	ap@plummer.com	LEASE	$0

Case 23-11452-MFW Doc 645-1 Filed 02/26/24 Page 123 of 127

WESTWAY ONE

Contract Counterparty	Address	E-Mail Address	Contract Proposed to be Assumed and Assigned	Proposed Cure
CEC ENTERTAINMENT, INC.	1707 MARKET PLACE BLVD., SUITE 200 IRVING, TX - 75063	shartman@cecentertainment.com	LEASE	$0
COADVANTAGE CORPORATION	1707 MARKET PLACE BLVD, SUITE 390 IRVING, TX - 75063	mpowell@coadvantage.com	LEASE	$0
DACHSER USA AIR & SEA LOGISTICS INC.	1707 MARKET PLACE BLVD, SUITE 340 IRVING, TX - 75063	manuelabuin@dachser.com	LEASE	$0
LENNAR HOMES OF TEXAS	1707 MARKET PLACE BLVD., SUITE 120 IRVING, TX - 75063	Jennifer.Eller@Lennar.com	LEASE	$0
LENNAR HOMES OF TEXAS	1707 MARKET PLACE BLVD., SUITE 100 IRVING, TX - 75063	Jennifer.Eller@Lennar.com	LEASE	$0
LEVEL 3 COMMUNICATIONS, LLC	1025 ELDORADO BLVD. BROOMFIELD, CO - 80021	mark.daniel2@level3.com	LEASE	$0
MITSUI BUSSAN LOGISTICS, INC	1707 MARKET PLACE BLVD, SUITE 330 IRVING, TX - 75063	cliang@bli.com	LEASE	$0
PEI WEI ASIAN DINER, LLC	1707 MARKET PLACE BLVD, SUITE 300 IRVING, TX - 75063	Brad.David@peiwei.com	LEASE	$0

Case 23-11452-MFW Doc 645-1 Filed 02/26/24 Page 124 of 127

Parking Leases

Contract Counterparty	Property	Address	E-Mail Address	Contract Proposed to be Assumed and Assigned	Proposed Cure
JAMES SOBOTA	601 Sawyer	610 HIGHLAND STREET HOUSTON, TX - 77009	SOBOTA007@ATT.NET	PARKING LOT/GROUND LEASE	$0
CROSSPOINT ATRIUM	Gateway Tower	Holt Lunsford Commercial 8131 LBJ Freeway SUITE 106 DALLAS TX - 75251 United States	payhic-regular@yardifs.com	GROUNDLEASE/PARKING	$0
ENCORE COMMERICAL, LLC	Three Forest Plaza	#00-HAR713-OFF01112 P.O. BOX 209249 AUSTIN TX - 78720-9249 United States	lynnek@richmondhonan.com	GROUNDLEASE/PARKING	$0
2535 BABCOCK LLC	One Technology Center	10410 DOHERTY SPRING SAN ANTONIO, TX - 75255	jay.arla@gmail.com	LEASE/PARKING AGREEMENT	$0

Case 23-11452-MFW Doc 645-1 Filed 02/26/24 Page 125 of 127

Exhibit B

List of Properties

Property Name	Type	Street Address
11811 N. Freeway	Office	11811 North Freeway, Houston
3100 Timmons	Office	3100 Timmons Lane, Houston
400 North Belt	Office	400 N. Sam Houston, Houston
601 Sawyer	Office	601 Sawyer, Houston
616 FM 1960	Office	616 FM 1960, Houston
Ashford Crossing II	Office	1880 S. Dairy Ashford Rd., Houston
Central Park	Industrial	1901 N. Glenville Drive, Dallas
Chelsea Square	Retail	5020 FM 1960 West, Houston
Commerce Plaza Hillcrest	Office	12850 Hillcrest Rd., Dallas
Cornerstone	Office	3707 FM 1960, Houston
Corporate Park Place	Office	1333 Corporate Park Dr., Irving
Energy Plaza I & II	Office	8610, 8620 N. New Braunfels, San Antonio
Gateway Tower	Office	8111 LBJ Freeway, Dallas
Gulf Plaza	Office	16010 Barkers Point Lane, Houston
North Central Plaza	Office	12655 N. Central Expwy, Dallas
Northbelt Atrium I	Office	15311 W. Vantage Pkwy, Houston
Northchase	Office	14550 Torrey Chase Blvd., Houston
One Technology Center	Office	7411 John Smith Dr., San Antonio
Parkway Plaza I&II	Office	14110, 14114 N. Dallas Pkwy, Dallas
Preserve	Office	2010 N. Loop W., Houston
Skymark Tower	Office	1521 N. Cooper St., Dallas
Three Forest Plaza	Office	12221 Merit Dr., Dallas
Tower Pavilion	Office	2909 Hillcroft, Houston
Westheimer	Office	11200 Westheimer Road, Houston
Westway I	Office	1701 Market Place Blvd., Irving

US_300412569v6

US_300412569v6 Exhibit C Exit Facility – Indicative Term Sheet Borrowers: Silver Star CRE, LLC and Silver Star Portfolio, LLC Lender: An affiliate of Benefit Street Partners Mezzanine Borrowers: Silver Star Mezzanine Borrower, LLC and Silver Star Portfolio Mezzanine Borrower, LLC. Mezzanine Lender: An affiliate of RMWC Sponsor: Silver Star Properties REIT, Inc. Guarantor: Sponsor. Collateral: The fee simple interest in an approximate 30-property portfolio comprising 4,448,319+/- SF located in Dallas, Houston, and San Antonio, TX (the “Properties”). The Properties shall be cross-collateralized and cross- defaulted and subject to release provisions defined in the Loan Documents. Collateral for the mezzanine loan will be each Mezzanine Borrower’s equity ownership of the Borrowers. Purpose of Loan: Refinancing the SASB/Prepetition Loan; payment of Allowed Claims under the Combined Disclosure Statement and Plan, all as will be more specifically described and permitted by the Loan Documents when finalized. Total Loan Amount: Up to $120,000,000. Of this amount, up to $15,000,000 will be a mezzanine loan to the Mezzanine Borrowers. Final splits between mortgage and mezzanine loans to be determined prior to closing. These amounts are subject to adjustment to the extent that the Exit Facility closes after the sales of underwritten Properties have closed Interest Rate: The greater of (i) the sum of (a) 1 Month CME Term SOFR, rounded up to the nearest 1/100th of one percent, plus (b) 1000 basis points and (ii) 14%. Interest shall accrue based on a 360-day year and the actual number of days elapsed. Amortization: Interest Only. Loan Term: 2 years. Financial Covenants: Usual and customary for loans of this type with customary cushions. Representations and Warranties Usual and customary for loans of this type. Origination Fee: 2.00% of the Total Loan Amount. Case 23-11452-MFW Doc 645-1 Filed 02/26/24 Page 126 of 127

US_300412569v6 Exit Fee: 2.00% of the Total Loan Amount. The Exit Fee shall be waived if Lender refinances the loan with 5-10 year fixed rate financing. Minimum Multiple: Lender shall receive a minimum multiple of 1.12x on the Total Loan Amount. Lockout: None. Recourse: Full recourse. Title Insurance: Borrowers shall deliver a mortgagee’s title insurance policy acceptable to Lender. Insurance: Borrowers shall carry casualty, general liability and other insurance covering the Properties acceptable to Lender. Reporting: Borrowers will provide Lender with, among other things, monthly, quarterly, and annual income statements and balance sheets and monthly, quarterly, and annual certified rent rolls. Broker: Raymond James. Governing Law Governed by the laws of the State of New York (without regard to the choice-of-law rules thereof). Closing Conditions: None. Sign and close structure upon entry of a final order confirming the Combined Disclosure Statement and Plan. Case 23-11452-MFW Doc 645-1 Filed 02/26/24 Page 127 of 127

Exhibit B Notice of Effective Date Case 23-11452-MFW Doc 645-2 Filed 02/26/24 Page 1 of 4

Case 23-11452-MFW Doc 645-2 Filed 02/26/24 Page 2 of 4

IN THE UNITED STATES BANKRUPTCY COURT
FOR THE DISTRICT OF DELAWARE

In re:	)	**Chapter 11**
Hartman SPE, LLC,	)	**Case No. 23-11452 (MFW)**
Debtor.[1]	)	**Objection Deadline:** **Hearing:**

NOTICE OF (I) ENTRY OF FINDINGS OF FACT, CONCLUSIONS OF LAW, AND ORDER CONFIRMING THE COMBINED DISCLOSURE STATEMENT AND CHAPTER 11 PLAN OF REORGANIZATION OF HARTMAN SPE, LLC (II) EFFECTIVE DATE

PLEASE TAKE NOTICE that an order (the "**Confirmation Order**") of the Honorable Mary F. Walrath, United States Bankruptcy Judge for the District of Delaware, confirming and approving the *Combined Disclosure Statement and Chapter 11 Plan of Reorganization of Hartman SPE, LLC* [Docket No. ●] (including all exhibits thereto and as the same may be amended, modified, or supplemented from time to time, the "**Combined Disclosure Statement and Plan**") was entered on February ●, 2024 [Docket No. ●].

PLEASE TAKE FURTHER NOTICE that all conditions precedent to effectiveness pursuant to Article XII of the Combined Disclosure Statement and Plan have been satisfied or waived. Therefore, February ●, 2024, is the Effective Date of the Combined Disclosure Statement and Plan.

PLEASE TAKE FURTHER NOTICE that the Combined Disclosure Statement and Plan and its provisions are binding on, among others, the Debtor, all Holders of Claims and Interests (irrespective of whether the Holders of such Claims or Interests have voted to accept or reject the Combined Disclosure Statement and Plan), and all non-Debtor parties to executory contracts and unexpired leases with the Debtor, as provided in the Combined Disclosure Statement and Plan.

PLEASE TAKE FURTHER NOTICE all final requests for payment of Professional Fee Claims (the "**Final Fee Applications**") must be filed no later than ●, 2024 (*i.e.*, thirty (30) days after the Effective Date). The procedures for processing Final Fee Applications are set forth in the Combined Disclosure Statement and Plan. If a Professional does not timely submit a Final Fee Application, such Professional shall be forever barred from seeking payment of such Professional Fee Claim from the Debtor, the Reorganized Debtor, or the Estate.

---

[1] The Debtor in this chapter 11 case, along with the last four digits of the Debtor's federal tax identification number, is Hartman SPE, LLC (7400). The Debtor's principal place of business and service address is 2909 Hillcroft, Suite 420, Houston, TX 77057. Copies of pleadings may be obtained from the website of the United States Bankruptcy Court for the District of Delaware www.deb.uscourts.gov or from the Debtor's Claim Agent's website https://dm.epiq11.com/HartmanSPE.

PLEASE TAKE FURTHER NOTICE that requests for payment of Administrative Expense Claims (other than Professional Fee Claims) against the Debtor that arose, accrued or otherwise became due and payable at any time on or after September 13, 2023, but on or before the Effective Date (the "Administrative Expense Period") must be filed with the Bankruptcy Court and served on the Debtor or the Reorganized Debtor, as applicable, no later than , 2021 (i.e., thirty (30) days after the Effective Date) (the "Administrative Expense Bar Date"). Holders of Administrative Expense Claims that arose in the ordinary course during the Administrative Expense Period need not file a request for allowance and payment and will be paid in the ordinary course of business. All other requests for payment of Administrative Expense Claims (other than Professional Fee Claims and Claims that arose in the ordinary course during the Administrative Expense Period) that do not file requests for the allowance and payment thereof on or before the Administrative Expense Bar Date shall forever be barred from asserting such Administrative Expense Claims against the Debtor or the Reorganized Debtor, as applicable. Unless the Debtor, the Reorganized Debtor, or any other party in interest objects to an Administrative Expense Claim, such Administrative Expense Claim shall be deemed Allowed in the amount requested. In the event that the Debtor, the Reorganized Debtor, or any other party in interest objects to an Administrative Expense Claim, and the Administrative Expense Claim is not otherwise resolved, the Bankruptcy Court shall determine the Allowed amount of such Administrative Expense Claim. PLEASE TAKE FURTHER NOTICE that, as set forth in Article IX of the Combined Disclosure Statement and Plan, all Executory Contracts or Unexpired Leases not otherwise rejected will be deemed assumed by the Debtor and assigned to Silver Star Borrower in accordance with the provisions and requirements of sections 365 and 1123 of the Bankruptcy Code, other than those that are: (1) identified on the Rejected Executory Contracts and Unexpired Leases Schedule to be filed with the Plan Supplement; (2) previously expired or terminated pursuant to their own terms; (3) have been previously assumed and assigned by the Debtor pursuant to a Final Order; (4) are the subject of a motion to reject that is pending on the Effective Date; or (5) have an ordered or requested effective date of rejection that is after the Effective Date. PLEASE TAKE FURTHER NOTICE that if the Debtor’s rejection of an Executory Contract or Unexpired Leases pursuant to the Combined Disclosure Statement and Plan gives rise to a Claim, a Proof of Claim must be filed (a) if by first class mail, with Hartman SPE, LLC, Claims Processing Center, c/o Epiq Corporate Restructuring, LLC, P.O. Box 4421, Beaverton, OR 97076-4421; (b) if by hand delivery or overnight mail, with Hartman SPE, LLC, Claims Processing Center, c/o Epiq Corporate Restructuring, LLC, 10300 SW Allen Blvd., Beaverton, OR 97005; or (c) if electronically, through the online Proof of Claim Form available at https://dm.epiq11.com/HartmanSPE, so as to be received no later than , 2024 (i.e., thirty (30) days after the Effective Date). Any Proofs of claim not filed and served within such time periods will be forever barred from assertion against the Debtor, the Reorganized Debtor or the Estate. PLEASE TAKE FURTHER NOTICE that pursuant to Bankruptcy Rule 2002, after the Effective Date, to continue to receive notices pursuant to Bankruptcy Rule 2002 all Creditors and other parties in interest must file a renewed notice of appearance with the Bankruptcy Court requesting receipt of documents pursuant to Bankruptcy Rule 2002. Case 23-11452-MFW Doc 645-2 Filed 02/26/24 Page 3 of 4

PLEASE TAKE FURTHER NOTICE that copies of the Combined Disclosure Statement and Plan are available for review without charge at the website maintained by the Epiq, the Claims and Noticing Agent, https://dm.epiq11.com/HartmanSPE or by calling 877-563-3907 (Toll Free). Dated: February __, 2024 Wilmington, Delaware /s/ DRAFT William E. Chipman, Jr. (No. 3818) Mark D. Olivere (No. 4291) CHIPMAN BROWN CICERO & COLE, LLP Hercules Plaza 1313 N. Market Street, Suite 5400 Wilmington, DE 19801 Telephone: (302) 295-0191 Facsimile: (302) 295-0199 Email: chipman@chipmanbrown.com olivere@chipmanbrown.com - and- John E. Mitchell (admitted pro hac vice) Michaela C. Crocker (admitted pro hac vice) Yelena E. Archiyan (admitted pro hac vice) KATTEN MUCHIN ROSENMAN LLP 2121 N. Pearl St., Suite 1100 Dallas, TX 75201 Telephone: (214) 765-3600 Facsimile: (214) 765-3602 Email: john.mitchell@katten.com michaela.crocker@katten.com yelena.archiyan@katten.com Counsel to the Debtor and Debtor in Possession Case 23-11452-MFW Doc 645-2 Filed 02/26/24 Page 4 of 4

Exhibit C List of Liens, Claims, Encumbrances, and Other Matters on Schedule C of Title Commitments Case 23-11452-MFW Doc 645-3 Filed 02/26/24 Page 1 of 33

328028-2 – Commerce Plaza 1. Deed of Trust, Assignment of Rents and Leases, Collateral Assignment of Property Agreements, Security Agreement and Fixture Filing from HARTMAN SPE, LLC, a Delaware limited liability company to BRUCE CALDWELL, Trustee(s), dated 10/01/2018, filed 10/02/2018, recorded in cc# 201800264063, Real Property Records, Dallas County, Texas, securing a promissory note in the principal sum of $259,000,000.00, payable to GOLDMAN SACHS MORTGAGE COMPANY, a New York limited partnership, and securing other indebtedness as described therein, if any. Additionally secured by a Vendor's Lien retained in Deed filed 10/02/2018, recorded in cc# 201800264056, Real Property Records, Dallas County, Texas. Assigned to U.S. BANK NATIONAL ASSOCIATION, SOLELY IN ITS CAPACITY AS TRUSTEE FOR THE BENEFIT OF THE HOLDERS OF GS MORTGAGE SECURITIES CORPORATION TRUST 2018-HART, COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2018-HART AND THE RR INTEREST OWNER by instrument filed 11/28/2018, recorded in cc# 201800312602, Real Property Records, Dallas County, Texas. 2. Mechanic's Lien by Affidavit, in favor of SCG MECHANICAL, LP dba WAY MECHANICAL against HARTMAN SPE, LLC in the amount of $35,764.56, filed 12/14/2021, recorded in cc# 202100372579, Real Property Records, Dallas County, Texas. 3. Mechanic's Lien by Affidavit, in favor of VECTOR CONCEPTS, INC. against HARTMAN SPE, LLC in the amount of $13,774.81, filed 03/11/2022, recorded in cc# 202200069273, Real Property Records, Dallas County, Texas. 4. Mechanic's Lien by Affidavit, in favor of VECTOR CONCEPTS, INC. against HARTMAN SPE, LLC in the amount of $8,170.00, filed 05/19/2022, recorded in cc# 202200141947, Real Property Records, Dallas County, Texas. 5. Mechanic's Lien by Affidavit, in favor of DYNAMIC MECHANICAL SOLUTIONS against HARTMAN SPE, LLC in the amount of $43,503.80, filed 08/05/2022, recorded in cc# 202200214746, Real Property Records, Dallas County, Texas. 6. Mechanic's Lien by Affidavit, in favor of VECTOR CONCEPTS, INC. against HARTMAN SPE, LLC in the amount of $4,070.00, filed 10/17/2022, recorded in cc# 202200271903, Real Property Records, Dallas County, Texas. 7. Mechanic's Lien by Affidavit, in favor of VECTOR CONCEPTS, INC. against HARTMAN SPE, LLC in the amount of $2,165.00, filed 10/17/2022, recorded in cc# 202200271904, Real Property Records, Dallas County, Texas. 8. Mechanic's Lien by Affidavit, in favor of RL TEAM CONTRACTORS INC. dba TEAM CONTRACTORS against HARTMAN SPE, LLC in the amount of $11,918.29, filed 09/07/2023, recorded in cc# 202300180999, Real Property Records, Dallas County, Texas. 9. Mechanic's Lien by Affidavit, in favor of KAJ Construction, Inc. against Hartman SPE, LLC in the amount of $18,493.64, filed 10/05/2023, recorded in cc# 202300203593, Real Property Records, Dallas County, Texas. Case 23-11452-MFW Doc 645-3 Filed 02/26/24 Page 2 of 33

10. Mechanic's Lien by Affidavit, in favor of SCG Mechanical, LP against Hartman SPE, LLC in the amount of $35,764.56, filed 10/10/2023, recorded in cc# 202300206760, Real Property Records, Dallas County, Texas. 328028-3 – 11811 N. Freeway 1. Vendor's Lien retained in Deed: Grantor: Hartman Income REIT Property Holdings, LLC, a Delaware limited liability company Grantee: Hartman SPE, LLC, a Delaware limited liability company Dated: October 01, 2018 Recorded: October 02, 2018 in County Clerk's File No. 2018-451223, of the Official Public records, of Harris County, Texas. Additionally secured by Deed of Trust: Grantor: Hartman SPE, LLC, a Delaware limited liability company Trustee: Bruce Caldwell Amount: $259,000,000.00 Beneficiary: Goldman Sachs Mortgage Company, a New York limited partnership Recorded: October 02, 2018 in County Clerk's File No. 2018-451235, of the Official Public records, of Harris County, Texas. U.S. Bank National Association, solely in its capacity as trustee for the benefit of the holders of the GS Mortgage Securities Corporation Trust 2018-HART, Commercial Mortgage Pass-Through Certificates, Series 2018-HART and the RR Interest Owner by Assignment: Dated: October 31, 2018 Recorded: November 29, 2018 in County Clerk's File No. 2018-296524, of the Official Public Records, of Harris County, Texas. Please note the lien above encumbers additional property and the above Deed of Trust secures Future Advances. 2. Mechanic's and Materialmen's Affidavit and Claim of Lien: Recorded: August 04, 2023 in County Clerk's File No. 2023-296519, of the Official Public records, of Harris County, Texas. Claimant: Business Floor Solutions, Inc. Amount: $8,317.01 3. Mechanic's and Materialmen's Affidavit and Claim of Lien: Recorded: August 31, 2023 in County Clerk's File No. 2023-334976, of the Official Public records, of Harris County, Texas. Claimant: Amaya Construction, Inc. Amount: $As stated therein 4. Mechanic's and Materialmen's Affidavit and Claim of Lien: Recorded: October 05, 2023 in County Clerk's File No. 2023-382776, of the Official Public records, of Harris County, Texas. Claimant: K A J Construction, Inc. Amount: $As stated therein 5. Mechanic's and Materialmen's Affidavit and Claim of Lien: Recorded: October 13, 2023 in County Clerk's File No. 2023-394417, of the Official Public records, of Harris County, Texas. Claimant: Versatex Commercial Services, LLC Amount: $As stated therein Case 23-11452-MFW Doc 645-3 Filed 02/26/24 Page 3 of 33

6. Mechanic's and Materialmen's Affidavit and Claim of Lien: Recorded: October 04, 2022 in County Clerk's File No. 2022-493537, of the Official Public records, of Harris County, Texas. Claimant: Platinum Sprinkler Co, LLC, d/b/a Platinum Fire Protection Amount: $14,046.32 7. Cause No.: 2023-50709 Plaintiff: CFI Mechanical Inc., et al Defendant: Hartman SPE LLC., et al Filed: August 08, 2023 Amount: $As stated therein 8. Cause No.: 2023-10348 Plaintiff: Summer Energy LLC Defendant: Hartman SPE LLC., et al Filed: February 16, 2023 Amount: $As stated therein 9. Mechanic's and Materialmen's Affidavit and Claim of Lien: Recorded: December 08, 2023 in County Clerk's File No. 2023-463506, of the Official Public records, of Harris County, Texas. Claimant: Turning Point Building Services Corp. Amount: $1,816.32 328028-4 – Westway One 1. Deed of Trust, Assignment of Rents and Leases, Collateral Assignment of Property Agreements, Security Agreement and Fixture Filing from HARTMAN SPE, LLC to BRUCE CALDWELL, Trustee(s), dated 10/01/2018, filed 10/02/2018, recorded in cc# 201800264063, Real Property Records, Dallas County, Texas, securing a promissory note in the principal sum of $259,000,000.00, payable to GOLDMAN SACHS MORTGAGE COMPANY, and securing other indebtedness as described therein, if any. Together with and as affected by Assignment of Deed of Trust, Assignment of Rents and Leases, Collateral Assignment of Property Agreements, Security Agreement and Fixture Filing, filed 11/28/2018, recorded in cc# 201800312602, Real Property Records, Dallas County, Texas. Please note the above lien encumbers additional property and the above Deed of Trust secures Future Advances. 2. Mechanic's Lien by Affidavit, in favor of DYNAMIC MECHANICAL SOLUTIONS against HARTMAN SPE, LLC in the amount of $34,166.94, filed 10/12/2021, recorded in cc# 202100304314, Real Property Records, Dallas County, Texas. Together with and as affected by Civil Law Suit by and between Matthew Mashburn d/b/a Dynamic Mechanical Solutions and Hartman SPE, LLC, filed 02/24/2023, under Cause No. DC-23-02567, 193rd Judicial District Court, Dallas County, Texas. 3. Mechanic's Lien by Affidavit, in favor of DYNAMIC MECHANICAL SOLUTIONS against HARTMAN SPE, LLC in the amount of $29,208.24, filed 08/05/2022, recorded in cc# 202200213997, Real Property Records, Dallas County, Texas. Together with and as affected by Civil Law Suit by and between Matthew Mashburn d/b/a Dynamic Mechanical Solutions and Hartman SPE, LLC, filed 02/24/2023, under Cause No. DC-23-02567, 193rd Judicial District Court, Dallas County, Texas. Case 23-11452-MFW Doc 645-3 Filed 02/26/24 Page 4 of 33

4. Mechanic's Lien by Affidavit, in favor of AMITY CONSTRUCTION COMPANY against HARTMAN INCOME REIT or HARTMAN SPE, LLC in the amount of $10,038.37, filed 10/26/2022, recorded in cc# 202200280393, Real Property Records, Dallas County, Texas. Together with and as affected by Civil Law Suit by and between Amity Construction Company and Hartman Income Reit, Inc. and Hartman SPE, LLC, filed 01/23/2023, under Cause No. CC- 23-00470-A, County Court at Law No. 1, Dallas County, Texas. 5. Mechanic's Lien by Affidavit, in favor of KELLEY'S GLASS & MIRROR, INC. against HARTMAN SPE, LLC and HARTMAN INCOME REIT in the amount of $5,520.75, filed 01/18/2023, recorded in cc# 202300010230, Real Property Records, Dallas County, Texas. 6. Mechanic's Lien by Affidavit, in favor of RL TEAM CONTRACTORS, INC. d/b/a TEAM CONTRACTORS against HARTMAN SHORT TERM INCOME PROPERTIES XIX, INC. n/k/a SILVER STAR PROPERTIES REIT, INC. and HARTMAN SPE, LLC in the amount of $42,018.17, filed 09/08/2023, recorded in cc# 202300181009, Real Property Records, Dallas County, Texas. 7. Mechanic's Lien by Affidavit, in favor of K A J CONSTRUCTION, INC. against HARTMAN SPE, LLC in the amount of $18,493.64, filed 10/05/2023, recorded in cc# 202300203593, Real Property Records, Dallas County, Texas. 8. Mechanic's Lien by Affidavit, in favor of SCG MECHANICAL, LP d/b/a WAY MECHANICAL against HARTMAN INCOME REIT MANAGEMENT, INC. in the amount of $405.94, filed 10/10/2023, recorded in cc# 202300206848, Real Property Records, Dallas County, Texas. 328028-5 – Ashford Crossing II 1. Deed of Trust to secure a Note: Grantor: Hartman SPE, LLC, a Delaware Limited Liability Company Trustee: Bruce Caldwell Beneficiary: Goldman Sachs Mortgage Company, a New York Limited Partnership Dated: October 01, 2018 Recorded: October 02, 2018 in County Clerk's File No. 2018-451235, of the Official Public records, of Harris County, Texas. Amount: $259,000,000.00 Said lien being assigned to U.S. Bank National Association, solely in its Capacity as Trustee for the benefit of the holders of the GS Mortgage Securities corporation Trust 2018-Hart, Commercial Mortgage Pass-through certificates, Series 2018-Hart and The RR Interest Owner by Assignment: Dated: October 31, 2018 Recorded: November 29, 2018 in County Clerk's File No. 2018-534924, of the Official Public Records of Harris County, Texas. Please note the lien encumbers additional property and the above Deed of Trust secures Future Advances. 2. Mechanic's and Materialmen's Affidavit and Claim of Lien: Recorded: February 14, 2020 in County Clerk's File No. 2020-69928, of the Official Public records, of Harris County, Texas. Claimant: Hayden Paving, Inc., a Texas Corporation Amount: $6,749.39 3. Mechanic's and Materialmen's Affidavit and Claim of Lien: Case 23-11452-MFW Doc 645-3 Filed 02/26/24 Page 5 of 33

Recorded: August 04, 2023 in County Clerk's File No. 2023-296512, of the Official Public records, of Harris County, Texas. Claimant: Business Floor Solutions, Inc. Amount: $98,114.55 4. Mechanic's and Materialmen's Affidavit and Claim of Lien: Recorded: October 10, 2023 in County Clerk's File No. 2023-388484, of the Official Public records, of Harris County, Texas. Claimant: Service for Way Engineering, Ltd. Amount: $514.19 5. District Court of Harris County, Texas: Cause No.: 2023-10348 Plaintiff: Summer Energy LLC Defendant: Hartman SPE, LLC, et al Filed: February 16, 2023 Amount: $As stated therein 6. District Court of Harris County, Texas: Cause No.: 2023-62823 Plaintiff: Success Real Estate Company, LTD and SMN/CHN Investments, LP Defendant: Hartman SPE, LLC, et al Filed: September 15, 2023 Amount: $As stated therein 7. Mechanic's and Materialmen's Affidavit and Claim of Lien: Recorded: August 31, 2023 in County Clerk's File No. 2023-334976, correction instrument recorded on January 10, 2024 in County Clerk's File No. 2024-10293, of the Official Public records, of Harris County, Texas. Claimant: Amaya Construction, Inc. Amount: $101,932.87 Lien encumbers additional property. 8. Mechanic's and Materialmen's Affidavit and Claim of Lien: Recorded: October 05, 2023 in County Clerk's File No. 2023-382776, correction instrument recorded on January 02, 2024 in County Clerk's File No. 2024-1594, of the Official Public records, of Harris County, Texas. Claimant: K A J Construction, Inc. Amount: $4,741.46 Lien encumbers additional property. 9. Mechanic's and Materialmen's Affidavit and Claim of Lien: Recorded: October 13, 2023 in County Clerk's File No. 2023-394417, correction instrument recorded on January 02, 2024 in County Clerk's File No. 2024-1735, of the Official Public records, of Harris County, Texas. Claimant: Versatex Commercial Services LLC Amount: $49,511.46 Lien encumbers additional property. 10. Mechanic's and Materialmen's Affidavit and Claim of Lien: Case 23-11452-MFW Doc 645-3 Filed 02/26/24 Page 6 of 33

Recorded: December 08, 2023 in County Clerk's File No. 2023-463506, of the Official Public records, of Harris County, Texas. Claimant: Turning Point Building Services Corp. Amount: $23,783.62 Lien encumbers additional property. 11. Mechanic's and Materialmen's Affidavit and Claim of Lien: Recorded: December 13, 2023 in County Clerk's File No. 2023-468209, of the Official Public records, of Harris County, Texas. Claimant: NP Sign System Inc. Amount: $553.70 328028-6 – Central Park Business Center 1. DEED OF TRUST, ASSIGNMENT OF RENTS AND LEASES, COLLATERAL ASSIGNMENT OF PROPERTY AGREEMENTS, SECURITY AGREEMENT AND FIXTURE FILING from HARTMAN SPE, LLC, a Delaware limited liability company to BRUCE CALDWELL, Trustee(s), dated 10/01/2018, filed 10/02/2018, recorded in cc# 201800264063, Real Property Records, Dallas County, Texas, securing a promissory note in the principal sum of $259,000,000.00, payable to GOLDMAN SACHS MORTGAGE COMPANY, a New York limited partnership, and securing other indebtedness as described therein, if any. Additionally secured by a Vendor's Lien retained in Deed filed 10/02/2018, recorded in cc# 201800264055, Real Property Records, Dallas County, Texas. ASSIGNMENT OF DEED OF TRUST, ASSIGNMENT OF RENTS AND LEASES, COLLATERAL ASSIGNMENT OF PROPERTY AGREEMENTS, SECURITY AGREEMENT AND FIXTURE FILING to U.S BANK NATIONAL ASSOCIATION, SOLELY IN ITS CAPACITY AS TRUSTEE FOR THE BENEFIT OF THE HOLDERS OF THE GS MORTGAGE SECURITIES CORPORATION TRUST 2018-HART, COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2018-HART AND THE RR INTEREST OWNER filed 11/28/2018, recorded under cc# 201800312602, Real Property Records, Dallas County, Texas. Please note the above lien encumbers additional property and the above Deed of Trust secures Future Advances. 2. Mechanic's Lien by Affidavit, in favor of IRON HORSE FLOORING, LLC d/b/a PPL FLOORING DESIGNS against HARTMAN INCOME REIT or HARTMAN INCOME PROPERTIES in the amount of $23,183.90, filed 01/23/2023, recorded in cc# 202300013457, Real Property Records, Dallas County, Texas. 3. Mechanic's Lien by Affidavit, in favor of KAJ CONSTRUCTION, INC. against HARTMAN SPE, LLC. in the amount of $18,493.64, filed 10/05/2023, recorded in cc# 202300203593, Real Property Records, Dallas County, Texas. 328028-7 – Parkway Plaza I and II 1. Deed of Trust, Assignment of Rents and Leases, Collateral Assignment of Property Agreements, Security Agreement and Fixture Filing from HARTMAN SPE, LLC, a Delaware limited liability company to BRUCE CALDWELL, Trustee(s), dated 10/01/2018, filed 10/02/2018, recorded in cc# 201800264063, Real Property Records, Dallas County, Texas, securing a promissory note in the principal sum of $259,000,000.00, payable to GOLDMAN SACHS MORTGAGE COMPANY, a New York limited partnership, and securing other indebtedness as described therein, if any. Case 23-11452-MFW Doc 645-3 Filed 02/26/24 Page 7 of 33

Assigned to U.S. BANK NATIONAL ASSOCIATION, SOLELY IN ITS CAPACITY AS TRUSTEE FOR THE BENEFIT OF THE HOLDERS OF GS MORTGAGE SECURITIES CORPORATION TRUST 2018-HART, COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2018-HART AND THE RR INTEREST OWNER by instrument filed 11/28/2018, recorded in cc# 201800312602, Real Property Records, Dallas County, Texas. Please note the lien above encumbers additional property and the above Deed of Trust secures Future Advances. 2. Mechanic's Lien by Affidavit, in favor of JLS SPECIALTY LLC against HARTMAN INCOME REIT MANAGEMENT in the amount of $48,617.30, filed 04/01/2022, recorded in cc# 202200091237, Real Property Records, Dallas County, Texas. 3. Mechanic's Lien by Affidavit, in favor of VECTOR CONCEPTS, INC. against HARTMAN SPE LLC in the amount of $14,592.35, filed 04/22/2022, recorded in cc# 202200113254, Real Property Records, Dallas County, Texas. 4. Mechanic's Lien by Affidavit, in favor of KELLEY'S GLASS & MIRROR, Inc. against HARTMAN SPE, LLC in the amount of $3,050.00, filed 06/14/2022, recorded in cc# 202200165863, Real Property Records, Dallas County, Texas. 5. Mechanic's Lien by Affidavit, in favor of DYNAMIC MECHANICAL SOLUTIONS against HARTMAN SPE, LLC in the amount of $27,381.48, filed 08/05/2022, recorded in cc# 202200213992, Real Property Records, Dallas County, Texas. 6. Mechanic's Lien by Affidavit, in favor of IRON HORSE FLOORING, LLC dba PDL FLOORING DESIGNS against HARTMAN INCOME REIT or HARTMAN SPE LLC in the amount of $4,901.02, filed 01/23/2023, recorded in cc# 202300013459, Real Property Records, Dallas County, Texas. 7. Mechanic's Lien by Affidavit, in favor of K A J CONSTRUCTION, INC. against HARTMAN SPE, LLC in the amount of $17,045.49, filed 10/05/2023, recorded in cc# 202300203593, Real Property Records, Dallas County, Texas. 8. Mechanic's Lien by Affidavit, in favor of SCG MECHANICAL, LP against HARTMAN SPE, LLC in the amount of $5,785.04, filed 10/10/2023, recorded in cc# 202300206825, Real Property Records, Dallas County, Texas. 328028-8 – Northchase 1. Vendor's Lien retained in Deed: Grantor: Hartman 1960 Properties, LLC, a Texas limited liability company Grantee: Hartman SPE, LLC, a Delaware limited liability company Dated: October 01, 2018 Recorded: October 02, 2018 in County Clerk's File No. 2018-451231, of the Official Public records, of Harris County, Texas. Additionally secured by Deed of Trust, Assignment of Rents and Leases, Collateral Assignment of Property Agreements, Security Agreement and Fixture Filing: Grantor: Hartman SPE, LLC, a Delaware limited liability company Trustee: Bruce Caldwell Amount: $259,000,000.00 Beneficiary: Goldman Sachs Mortgage Company, a New York limited partnership Case 23-11452-MFW Doc 645-3 Filed 02/26/24 Page 8 of 33

Recorded: October 02, 2018 in County Clerk's File No. 2018-451235, of the Official Public records, of Harris County, Texas. Said Note and Deed of Trust assigned to U.S. Bank National Association, solely in its capacity as Trustee for the benefit of the Holders of the GS Mortgage Securities Corporation Trust 2018- Hart, Commercial Mortgage Pass-Through Certificates, Series 2018-Hart and the RR Interest Owner by Assignment: Dated: October 31, 2018 Recorded: November 29, 2018 in the County Clerk's File No. 2018-534924, of the Official Public Records of Harris County, Texas. Please note the lien encumbers additional property and the above Deed of Trust secures Future Advances. 2. Mechanic's and Materialmen's Affidavit and Claim of Lien: Recorded: August 04, 2023 in County Clerk's File No. 2023-296525, of the Official Public records, of Harris County, Texas. Claimant: Business Floor Solutions, Inc. Amount: $19,004.34 3. Mechanic's and Materialmen's Affidavit and Claim of Lien: Recorded: October 05, 2023 in County Clerk's File No. 2023-382776, of the Official Public records, of Harris County, Texas. Claimant: K A J Construction, Inc. Amount: $As stated therein Lien encumbers additional property. 4. Mechanic's and Materialmen's Affidavit and Claim of Lien: Recorded: October 13, 2023 in County Clerk's File No. 2023-394417, of the Official Public records, of Harris County, Texas. Claimant: Versatex Commercial Services LLC Amount: $As stated therein Lien encumbers additional property. 5. Cause No.: 2023-10348 Plaintiff: Summer Energy LLC Defendant: Hartman SPE, LLC, et al. Filed: February 16, 2023 Amount: $As stated therein 6. Cause No.: 2023-62823 Plaintiff: Success Real Estate Company, LTD and SMN/CHN Investments, LP Defendant: Hartman SPE, LLC, et al. Filed: September 15, 2023 Amount: $As stated therein 7. Mechanic's and Materialmen's Affidavit and Claim of Lien: Recorded: December 13, 2023 in County Clerk's File No. 2023-468206, of the Official Public records, of Harris County, Texas. Claimant: NP Sign System Inc. Amount: $As stated therein Case 23-11452-MFW Doc 645-3 Filed 02/26/24 Page 9 of 33

8. Mechanic's and Materialmen's Affidavit and Claim of Lien: Recorded: December 13, 2023 in County Clerk's File No. 2023-468212, of the Official Public records, of Harris County, Texas. Claimant: NP Sign System Inc. Amount: $227.32 328028-9 – One Technology Center 1. Vendor's Lien retained in Deed: Grantor: Hartman One Technology Center, LLC, a Texas limited liability company Grantee: Hartman SPE, LLC, a Delaware limited liability company Dated: October 01, 2018 Recorded: October 02, 2018 in County Clerk's File No. 20180195020, of the Official Public records, of Bexar County, Texas. Additionally secured by Deed of Trust, Assignment of Rents and Leases, Collateral Assignment of Property Agreements, Security Agreement and Fixture Filing: Grantor: Hartman SPE, LLC, a Delaware limited liability company Trustee: Bruce Caldwell Amount: $259,000,000.00 Beneficiary: Goldman Sachs Mortgage Company, a New York limited partnership Recorded: October 02, 2018 in County Clerk's File No. 20180195022, of the Official Public records, of Bexar County, Texas. Said Note and Deed of Trust, Assignment of Rents and Leases, Collateral Assignment of Property Agreements, Security Agreement and Fixture Filing assigned to U.S. Bank National Association, solely in its capacity as Trustee for the benefit of the holders of the GS Mortgage Securities Corporation Trust 2018-HART, Commercial Mortgage Pass-Through Certificates, Series 2018- HART and The RR Interest Owner by Assignment: Dated: October 31, 2018 Recorded: November 28, 2018 in County Clerk's File No. 20180232427, of the Official Public records, of Bexar County, Texas. Please note the above lien encumbers additional property and the above Deed of Trust secures Future Advances. 2. Mechanic's and Materialmen's Affidavit and Claim of Lien: Recorded: September 15, 2022 in County Clerk's File No. 20220224285, of the Official Public records, of Bexar County, Texas. Claimant: Prestonwood Landscape Services-SA, LLC Amount: $2,909.76 3. Mechanic's and Materialmen's Affidavit and Claim of Lien: Recorded: September 15, 2022 in County Clerk's File No. 20220224292, of the Official Public records, of Bexar County, Texas. Claimant: Prestonwood Landscape Services-SA, LLC Amount: $2,909.76 4. Mechanic's and Materialmen's Affidavit and Claim of Lien: Recorded: September 28, 2022 in County Clerk's File No. 20220233996, of the Official Public records, of Bexar County, Texas. Claimant: STI-GC, LLC Amount: $19,019.53 5. Mechanic's and Materialmen's Affidavit and Claim of Lien: Case 23-11452-MFW Doc 645-3 Filed 02/26/24 Page 10 of 33

Recorded: October 04, 2022 in County Clerk's File No. 20220238729, of the Official Public records, of Bexar County, Texas. Claimant: Advanced Temperature Control, LLC Amount: $5,084.51 6. Mechanic’s and Materialmen’s Affidavit and Claim of Lien: Recorded: November 15, 2022 in County Clerk's File No. 20220268388, of the Official Public records, of Bexar County, Texas. Claimant: AFP Alarm && Detection, LP Amount: $562.90 7. Mechanic's and Materialmen's Affidavit and Claim of Lien: Recorded: November 15, 2022 in County Clerk's File No. 20220268389, of the Official Public records, of Bexar County, Texas. Claimant: Allied Fire Protection-SA, LP Amount: $8,273.55 8. Mechanic's and Materialmen's Affidavit and Claim of Lien: Recorded: January 13, 2023 in County Clerk's File No. 20230006837, of the Official Public records, of Bexar County, Texas. Claimant: AFP Alarm && Detection, LP Amount: $2,695.44 9. Mechanic's and Materialmen's Affidavit and Claim of Lien: Recorded: February 21, 2023 in County Clerk's File No. 20230027646, of the Official Public records, of Bexar County, Texas. Claimant: Precision General Contracting, LLC Amount: $54,347.18 10. Mechanic's and Materialmen's Affidavit and Claim of Lien: Recorded: March 03, 2023 in County Clerk's File No. 20230036270, of the Official Public records, of Bexar County, Texas. Claimant: San Antonio Building Services Amount: $635.25 11. Mechanic's and Materialmen's Affidavit and Claim of Lien: Recorded: September 11, 2023 in County Clerk's File No. 20230167854, of the Official Public records, of Bexar County, Texas. Claimant: Hogan Properties Company, Inc. d/b/a HomeSpring Realty Partners Amount: $32,847.36 328028-10 – Westheimer Central Plaza 1. Vendor's Lien retained in Deed: Grantor: Hartman Income REIT Property Holdings, LLC, a Delaware limited liability Company Grantee: Hartman SPE, LLC, a Delaware limited liability Company Dated: October 01, 2018 Recorded: October 02, 2018 in County Clerk’s File No. 2018-451234, of the Official Public records, of Harris County, Texas. Additionally secured by Deed of Trust: Grantor: Hartman SPE, LLC, a Delaware limited liability Company Case 23-11452-MFW Doc 645-3 Filed 02/26/24 Page 11 of 33

Trustee: Bruce Caldwell Amount: $259,000,000.00 Beneficiary: Goldman Sachs Mortgage Company, a New York limited partnership Recorded: October 02, 2018 in County Clerk’s File No. 2018-451235, of the Official Public records, of Harris County, Texas. Said Note and Deed of Trust assigned to U.S. Bank National Association, solely in its capacity as trustee for the benefit of the holders of the GS Mortgage Securities Corporation Trust 2018-Hart, Commercial Mortgage pass-through Certificates, Series 2018-Hart and the RR Interest Owner by Assignment: Dated: October 31, 2018 Recorded: November 29, 2018 in County Clerk's File No. 2018-451235, of the Official Public Records of Harris County, Texas. Please note the lien above encumbers additional property and the above Deed of Trust secures for Future Advances. 2. Mechanic's and Materialmen's Affidavit and Claim of Lien: Recorded: October 14, 2022 in County Clerk’s File No. 2022-508951, of the Official Public records, of Harris County, Texas. Claimant: Convergentz Building Systems, LLC DBA Convergentz Amount: $7,260.22 3. Mechanic's and Materialmen's Affidavit and Claim of Lien: Recorded: August 04, 2023 in County Clerk’s File No. 2023-296508, of the Official Public records, of Harris County, Texas. Claimant: Business Floor Solutions, Inc. Amount: $37,816.34 4. Mechanic's and Materialmen's Affidavit and Claim of Lien: Recorded: August 14, 2023 in County Clerk’s File No. 2023-308679, of the Official Public records, of Harris County, Texas. Claimant: Taylor Waterproofing Plus, Inc. Amount: $9,373.37 5. Mechanic's and Materialmen's Affidavit and Claim of Lien: Recorded: August 31, 2023 in County Clerk’s File No. 2023-334976, of the Official Public records, of Harris County, Texas. Claimant: Amaya Construction, Inc. Amount: $as stated therein 6. Mechanic's and Materialmen's Affidavit and Claim of Lien: Recorded: October 05, 2023 in County Clerk’s File No. 2023-382776, of the Official Public records, of Harris County, Texas. Claimant: K A J Construction, Inc Amount: $as stated therein 7. Mechanic's and Materialmen's Affidavit and Claim of Lien: Recorded: October 13, 2023 in County Clerk’s File No. 2023-394417, of the Official Public records, of Harris County, Texas. Claimant: Versatex Commercial Services LLC Amount: $as stated therein Case 23-11452-MFW Doc 645-3 Filed 02/26/24 Page 12 of 33

8. Mechanic's and Materialmen's Affidavit and Claim of Lien: Recorded: September 03, 2023 in County Clerk's File No. 2023-246204, of the Official Public records, of Harris County, Texas. Claimant: OGH Services, Inc., a Texas corporation Amount: $13,452.29 9. Cause No.: 2023-62823 Plaintiff: Success Real Estate Company., et al Defendant: Hartman SPE, LLC., et al Filed: September 15, 2023 Amount: $As stated therein 10. Cause No.: 2023-50709 Plaintiff: CFI Mechanical Inc., et al Defendant: Hartman SPE LLC., et al Filed: August 08, 2023 Amount: $as stated therein 11. Cause No.: 2023-17944 Plaintiff: Allen R. Hartman, et al Defendant: Hartman SPE LLC., et al Filed: March 20, 2023 Amount: $as stated therein 12. Cause No.: 2023-10348 Plaintiff: Summer Energy LLC Defendant: Hartman SPE LLC., et al Filed: February 16, 2023 Amount: $as stated therein 13. Mechanic's and Materialmen's Affidavit and Claim of Lien: Recorded: December 08, 2023 in County Clerk’s File No. 2023-463506, of the Official Public records, of Harris County, Texas. Claimant: Turning Point Building Services Corp. Amount: $as stated therein Lien encumbers additional property. 328028-11 – North Central Plaza I 1. Deed of Trust, assignment of Rents and Leases, Collateral Assignment of Property Agreements, Security Agreement and Fixture Filing from HARTMAN SPE, LLC, a Delaware limited liability company to BRUCE CALDWELL, Trustee(s), dated 10/01/2018, filed 10/02/2018, recorded in CC# 201800264063, Real Property Records, Dallas County, Texas, securing a promissory note in the principal sum of $259,000,000.00, payable to GOLDMAN SACHS MORTGAGE COMPANY, a New York limited partnership, and securing other indebtedness as described therein, if any. Assigned to U.S. BANK NATIONAL ASSOCIATION, SOLEY IN ITS CAPACITY AS TRUSTEE FOR THE BENEFIT OF THE HOLDERS OF THE GS MORTGAGE SECURITIES CORPOATION TRUST 2018-HART, COMMERCIAL PASS-THROUGH CERTIFICATES, SERIES 2018-HART AND THE RR INTEREST OWNER by instrument filed 11/28/2018, Case 23-11452-MFW Doc 645-3 Filed 02/26/24 Page 13 of 33

recorded in cc# 201800312602, Real Property Records, Dallas County, Texas. Please note the lien above encumbers additional properties and above Deed of Trust secures Future Advance. 2. Mechanic's Lien by Affidavit, in favor of AQUA SURFACE RESTORATION against HARTMAN SPE LLC in the amount of $45,065.04, filed 08/26/2019, recorded in cc# 201900225690, Real Property Records, Dallas County, Texas. 3. Mechanic's Lien by Affidavit, in favor of DYNAMIC MECHANICAL SOLUTIONS against HARTMAN SPE LLC in the amount of $2,518.57, filed 08/05/2022, recorded in 202200213990, Real Property Records, Dallas County, Texas. 4. Mechanic's Lien by Affidavit, in favor of IRON HOUSE FLOORING, LLC d/b/a PDL FLOORING DESIGNS against HARTMENT INCOME REIT or HARTMAN SPE LLC in the amount of $8,052.64, filed 01/23/2023, recorded in cc# 202300013456, Real Property Records, Dallas County, Texas. 5. Mechanic's Lien by Affidavit, in favor of FIRE SAFETY SOLUTIONS, INC. against HARTMAN SPE LLC in the amount of $601.65, filed 03/15/2023, recorded in cc# 202300049664, Real Property Records, Dallas County, Texas. 6. Mechanic's Lien by Affidavit, in favor of SW REFINISHERS, INC. d/b/a DALLAS METAL SERVICES against HARTMAN SPE LLC in the amount of $4,230.60, filed 04/11/2023, recorded in cc# 202300069563, Real Property Records, Dallas County, Texas. 7. Mechanic's Lien by Affidavit, in favor of SW REFINISHERS, INC. d/b/a DALLAS METAL SERVICES against HARTMAN SPE LLC in the amount of $4,230.60, filed 04/14/2023, recorded in CC# 202300071711, Real Property Records, Dallas County, Texas. 8. Mechanic's Lien by Affidavit, in favor of RL TEAM CONTRACTORS INC. d/b/a TEAM CONTRACTORS against HARTMAN SPE LLC in the amount of $20,873.37, filed 09/07/2023, recorded in cc# 202300180995, Real Property Records, Dallas County, Texas. 328028-13 – 400 North Belt 1. Vendor's Lien retained in Deed: Grantor: Hartman 400 North Belt, LLC, a Texas limited liability company Grantee: Hartman SPE, LLC, a Delaware limited liability company Dated: October 01, 2018 Recorded: October 02, 2018 in County Clerk's File No. 2018-451225, of the Official Public records, of Harris County, Texas. Additionally secured by Deed of Trust: Grantor: Hartman SPE, LLC, a Delaware limited liability company Trustee: Bruce Caldwell Amount: $259,000,000.00 Beneficiary: Goldman Sachs Mortgage Company, a New York limited partnership Recorded: October 02, 2018 in County Clerk's File No. 2018-451235, of the Official Public records, of Harris County, Texas. Said Note and Deed of Trust assigned to U.S. Bank National Association, solely in its capacity as trustee for the benefit of the holders of the GS Mortgage Securities Corporation Trust 2018- Case 23-11452-MFW Doc 645-3 Filed 02/26/24 Page 14 of 33

HART, Commercial Mortgage Pass-Through Certificates, Series 2018-HART and the RR Interest Owner by Assignment: Dated: October 31, 2018 Recorded: November 29, 2018 in 2018-534924, of the Official Public records, of Harris County, Texas. Please note the lien above encumbers additional property and the above Deed of Trust secures Future Advances. 2. Mechanic's and Materialmen's Affidavit and Claim of Lien: Recorded: October 04, 2022 in County Clerk's File No. 2022-493538, of the Official Public records, of Harris County, Texas. Claimant: Platinum Sprinkler Co, LLC d/b/a Platinum Fire Protection Amount: $55,099.06 3. Mechanic's and Materialmen's Affidavit and Claim of Lien: Recorded: November 08, 2022 in County Clerk's File No. 2022-542872, of the Official Public records, of Harris County, Texas. Claimant: Gateman, Inc. Amount: $3,535.65 4. Mechanic's and Materialmen's Affidavit and Claim of Lien: Recorded: February 15, 2023 in County Clerk's File No. 2023-52557, of the Official Public records, of Harris County, Texas. Claimant: Frontier Services Group, LLC Amount: $1,100,295.87 5. Mechanic's and Materialmen's Affidavit and Claim of Lien: Recorded: April 14, 2023 in County Clerk's File No. 2023-133151, of the Official Public records, of Harris County, Texas. Claimant: Water Works Utilities, Inc. Amount: $11,464.09 6. Mechanic's and Materialmen's Affidavit and Claim of Lien: Recorded: August 01, 2023 in County Clerk's File No. 2023-289946, of the Official Public records, of Harris County, Texas. Claimant: Business Floor Solutions, Inc. Amount: $49,768.59 7. Mechanic's and Materialmen's Affidavit and Claim of Lien: Recorded: October 05, 2023 in County Clerk's File No. 2023-382776, and corrected on January 02, 2024 in County Clerk's File No. 2024-1594, of the Official Public records, of Harris County, Texas. Claimant: K A J Construction, Inc. Amount: $As stated therein Lien encumbers additional property. 8. Mechanic's and Materialmen's Affidavit and Claim of Lien: Recorded: October 10, 2023 in County Clerk's File No. 2023-388504, of the Official Public records, of Harris County, Texas. Claimant: SCG Mechanical, LP D/B/A Way Mechanical Amount: $3,474.41 Case 23-11452-MFW Doc 645-3 Filed 02/26/24 Page 15 of 33

9. Mechanic's and Materialmen's Affidavit and Claim of Lien: Recorded: October 13, 2023 in County Clerk's File No. 2023-394417, and corrected on January 02, 2024 in County Clerk's File No. 2024-1735, of the Official Public records, of Harris County, Texas. Claimant: Versatex Commercial Services LLC Amount: $As stated therein Lien encumbers additional property. 10. Cause No.: 2023-62823 Plaintiff: Success Real Estate Company., et al Defendant: Hartman SPE, LLC., et al Filed: September 15, 2023 Amount: $As stated therein 11. Cause No.: 2023-50709 Plaintiff: CFI Mechanical Inc., et al Defendant: Hartman SPE LLC., et al Filed: August 08, 2023 Amount: $as stated therein 12. Cause No.: 2023-17944 Plaintiff: Allen R. Hartman, et al Defendant: Hartman SPE LLC., et al Filed: March 20, 2023 Amount: $as stated therein 13. Cause No.: 2023-10348 Plaintiff: Summer Energy LLC Defendant: Hartman SPE LLC., et al Filed: February 16, 2023 Amount: $as stated therein 14. Mechanic's and Materialmen's Affidavit and Claim of Lien: Recorded: December 13, 2023 in County Clerk’s File No. 2023-468205, of the Official Public records, of Harris County, Texas. Claimant: NP Sign System Inc. Amount: $757.75 328028-14 – The Preserve at N. Loop 1. Vendor's Lien retained in Deed: Grantor: Hartman Income REIT Property Holdings, LLC, a Delaware limited liability company Grantee: Hartman SPE, LLC, a Delaware limited liability company Dated: October 01, 2018 Recorded: October 02, 2018 in County Clerk's File No. 2018-451224, of the Official Public Records, of Harris County, Texas. Additionally secured by Deed of Trust: Grantor: Hartman SPE, LLC, a Delaware limited liability company Trustee: Bruce Caldwell Amount: $259,000,000.00 Beneficiary: Goldman Sachs Mortgage Company, a New York limited partnership Case 23-11452-MFW Doc 645-3 Filed 02/26/24 Page 16 of 33

Recorded: October 02, 2018 in County Clerk's File No. 2018-451235, of the Official Public Records, of Harris County, Texas. Said lien being assigned to U.S. Bank National Association, solely in its capacity as trustee for the benefit of the holders of the GS Mortgage Securities Corporation Trust 2018-HART, Commercial Mortgage Pass-Through Certificates, Series 2018-HART and The RR Interest Owner by Assignment: Dated: October 31, 2018 Recorded: November 29, 2018 in County Clerk's File No. 2018-534924, of the Official Public Records, of Harris County, Texas. Please note the lien encumbers additional property. 2. Mechanic's and Materialmen's Affidavit and Claim of Lien: Recorded: August 31, 2023 in County Clerk's File No. 2023-334976, and Corrected on January 05, 2024 in County Clerk's File No. 2024-5153 and Corrected on January 10, 2024 in County Clerk's File No. 2024-10293, of the Official Public Records, of Harris County, Texas. Claimant: Amaya Construction, Inc. Amount: $As stated therein Please note the lien encumbers additional property. 3. Mechanic's and Materialmen's Affidavit and Claim of Lien: Recorded: October 05, 2023 in County Clerk's File No. 2023-382776, and Corrected on January 02, 2024 in County Clerk's File No. 2024-1594, of the Official Public Records, of Harris County, Texas. Claimant: K A J Construction, Inc. Amount: $As stated therein Please note the lien encumbers additional property. 4. Mechanic's and Materialmen's Affidavit and Claim of Lien: Recorded: October 13, 2023 in County Clerk's File No. 2023-394417, and Corrected on January 02, 2024 in County Clerk's File No. 2024-1735 of the Official Public records, of Harris County, Texas. Claimant: Versatex Commercial Services LLC Amount: $As stated therein Please note the lien encumbers additional property. 5. Cause No.: 2023-10348 Plaintiff: Summer Energy LLC Defendant: Hartman SPE, LLC, et.al., Filed: February 16, 2023 Amount: $As stated therein 6. Cause No.: 2023-17944 Plaintiff: Allen R. Hartman and Hartman vReit XXI, Inc. Defendant: Hartman SPE, LLC, et.al., Filed: March 20, 2023 Amount: $As stated therein 7. Cause No.: 2023-50709 Plaintiff: CFI Mechanical and SCG Mechanical, LP d/b/a Way Mechanical Defendant: Hartman SPE, LLC, et.al., Filed: August 08, 2023 Case 23-11452-MFW Doc 645-3 Filed 02/26/24 Page 17 of 33

Amount: $As stated therein 8. Cause No.: 2023-62823 Plaintiff: Success Real Estate Company LTD and SMN/CHN Investments, LP Defendant: Hartman SPE, LLC, et.al., Filed: September 15, 2023 Amount: $As stated therein 9. Mechanic's and Materialmen's Affidavit and Claim of Lien: Recorded: December 08, 2023 in County Clerk’s File No. 2023-463506, of the Official Public records, of Harris County, Texas. Claimant: Turning Point Building Services Corp. Amount: $As stated therein 10. Mechanic's and Materialmen's Affidavit and Claim of Lien: Recorded: January 03, 2004 in County Clerk’s File No. 2024-2631, of the Official Public records, of Harris County, Texas. Claimant: Hays Electrical Services, Inc. Amount: $58,727.79 328028-15 – Three Forest Plaza 1. Deed of Trust, Assignment of Rents and Leases, Collateral Assignment of Property Agreements, Security Agreement and Fixture Filing from HARTMAN SPE, LLC, a Delaware limited liability company to BRUCE CALDWELL, Trustee(s), dated 10/01/2018, filed 10/02/2018, recorded in cc# 201800264063, Real Property Records, Dallas County, Texas, securing a promissory note in the principal sum of $259,000,000.00, payable to GOLDMAN SACHS MORTGAGE COMPANY, a New York limited partnership, and securing other indebtedness as described therein, if any. Assigned to U.S. BANK NATIONAL ASSOCIATION, SOLELY IN ITS CAPACITY AS TRUSTEE FOR THE BENEFIT OF THE HOLDERS OF THE GS MORTGAGE SECURITIES COPORATION TRUST 2018-HART, COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2018-HART AND THE RR INTEREST OWNER by instrument filed 11/28/2018, recorded in cc# 201800312602, Real Property Records, Dallas County, Texas. Please note the lien above encumbers additional property and the above Deed of Trust secures Future Advances. 2. Mechanic's Lien by Affidavit, in favor of DM GENERAL CONSTRUCTION, L.L.C. against HARTMAN INCOME REIT MANAGEMENT in the amount of $14,000.00, filed 04/15/2021, recorded in cc# 202100110890, Real Property Records, Dallas County, Texas. 3. Mechanic's Lien by Affidavit, in favor of VECTOR CONCEPTS, INC. against HARTMAN SPE LLC in the amount of $595.00, filed 03/11/2022, recorded in cc# 202200069275, Real Property Records, Dallas County, Texas. 4. Mechanic's Lien by Affidavit, in favor of CHP GENERAL CONTRACTING against HARTMAN INCOME REIT in the amount of $59,713.07, filed 04/14/2022, recorded in cc# 202200104723, Real Property Records, Dallas County, Texas. Case 23-11452-MFW Doc 645-3 Filed 02/26/24 Page 18 of 33

5. Mechanic's Lien by Affidavit, in favor of DYNAMIC MECHANICAL SOLUTIONS against HARTMAN SPE, LLC in the amount of $974.95, filed 08/05/2022, recorded in cc# 202200213996, Real Property Records, Dallas County, Texas. 6. Mechanic's Lien by Affidavit, in favor of IRON HORSE FLOORING, LLC D/B/A PDL FLOORING DESIGNS against HARTMAN INCOME REIT or HARTMAN SPE LLC in the amount of $9,319.36, filed 01/23/2023, recorded in cc# 202300013458, Real Property Records, Dallas County, Texas. 7. Mechanic's Lien by Affidavit, in favor of SW REFINISHERS, INC., a Texas corporation D/B/A DALLAS METAL SERVICE against HARTMAN SPE, LLC, a Delaware limited liability company in the amount of $6,266.16, filed 04/11/2023, recorded in cc# 202300069561, Real Property Records, Dallas County, Texas, and being re-filed 04/14/2023, recorded in cc# 202300071712, Real Property Records, Dallas County, Texas. 8. Mechanic's Lien by Affidavit, in favor of INTERPRISE/SOUTHWEST INTERIOR & SPACE DESIGN, INC. against HARTMAN SPE LLC in the amount of $9,197.33, filed 08/03/2023, recorded in cc# 202300155132, Real Property Records, Dallas County, Texas. 9. Mechanic's Lien by Affidavit, in favor of K A J CONSTRUCTION, INC. against HARTMAN SPE, LLC in the amount of $18,493.64, filed 10/05/2023, recorded in cc# 202300203593, Real Property Records, Dallas County, Texas. 10. Mechanic's Lien by Affidavit, in favor of SCG MECHANICAL, LP d/b/a WAY MECHANICAL against HARTMAN INCOME REIT MANAGEMENT, INC. on behalf of HARTMAN SPE, LLC in the amount of $460.07, filed 10/10/2023, recorded in cc# 202300206831, Real Property Records, Dallas County, Texas. 328028-16 – Gateway Tower 1. Deed of Trust, Assignment of Rents and Leases, Collateral Assignment of Property Agreements, Security Agreement and Fixture Filing from HARTMAN SPE, LLC. to BRUCE CALDWELL, Trustee(s), dated 10/01/2018, filed 10/02/2018, recorded in cc# 201800264063, Real Property Records, Dallas County, Texas, securing a promissory note in the principal sum of $259,000,000.00, payable to GOLDMAN SACHS MORTGAGE COMPANY, and securing other indebtedness as described therein, if any. Assigned to U.S. BANK NATIONAL ASSOCIATION, SOLELY IN ITS CAPACITY AS TRUSTEE FOR THE BENEFIT OF THE HOLDERS OF THE GS MORTGAGE SECURITIES CORPORATION TRUST 2018-HART, COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2018-HART AND THE RR INTEREST OWNER by instrument filed 11/28/2018, recorded in cc# 201800312602, Real Property Records, Dallas County, Texas. Please note the lien above encumbers additional property and the above Deed of Trust secures Future Advances. 2. Mechanic's Lien by Affidavit, in favor of SNBC, INC. against HARTMAN SPE, LLC in the amount of $6,967.38, filed 07/20/2020, recorded in cc# 2000185910, Real Property Records, Dallas County, Texas. 3. Mechanic's Lien by Affidavit, in favor of DYNAMIC MECHANICAL against HARTMAN SPE, LLC in the amount of $12,499.63, filed 08/05/2022, recorded in cc# 202200213989, Real Case 23-11452-MFW Doc 645-3 Filed 02/26/24 Page 19 of 33

Property Records, Dallas County, Texas. As affected by pending Suit Cause No. DC-23-02567, Dallas County, Texas. 4. Mechanic's Lien by Affidavit, in favor of IRON HORSE FLOORING, LLC dba PDL FLOORING DESIGNS against HARTMAN SPE, LLC. in the amount of $13,375.53, filed 01/23/2023, recorded in cc# 20230013461, Real Property Records, Dallas County, Texas. 5. Mechanic's Lien by Affidavit, in favor of FIRE SAFETY SOLUTIONS, INC. against HARTMAN SPE, LLC in the amount of $425.92, filed 03/15/2023, recorded in cc# 202300049663, Real Property Records, Dallas County, Texas. 6. Mechanic's Lien by Affidavit, in favor of SW REFINISHERS INC DBA DALLAS METAL SERVICES against HARTMAN SPE, LLC in the amount of $4,183.50, filed 04/11/2023, recorded in cc# 202300069562, Real Property Records, Dallas County, Texas. 7. Mechanic's Lien by Affidavit, in favor of SW REFINISHERS INC DBA DALLAS METAL SERVICES against HARTMAN SPE, LLC in the amount of $, filed 04/14/2023, recorded in cc# 202300071710, Real Property Records, Dallas County, Texas. 8. Mechanic's Lien by Affidavit, in favor of INTERPRISE/SOUTHWEST INTERIOR & SPACE DESIGN INC. against HARTMAN SPE, LLC. in the amount of $4,730.00, filed 08/03/2023, recorded in cc# 202300155131, Real Property Records, Dallas County, Texas. 9. Mechanic's Lien by Affidavit, in favor of INTERPRISE/SOUTHWEST INTERIOR & SPACE DESIGN INC. against HARTMAN SPE, LLC. in the amount of $4,817.62, filed 08/03/2023, recorded in cc# 202300155133, Real Property Records, Dallas County, Texas. 10. Mechanic's Lien by Affidavit, in favor of 360 APARTMENT RENOVATION against HARTMAN SPE, LLC. in the amount of $140,274.49, filed 08/28/2023, recorded in cc# 202300173116, Real Property Records, Dallas County, Texas. 11. Mechanic's Lien by Affidavit, in favor of SCG MECHANICAL, LP, D/B/A WAY MECHANICAL against HARTMAN SPE, LLC. in the amount of $2,192.07, filed 10/10/2023, recorded in cc# 202300206804, Real Property Records, Dallas County, Texas. 328028-19 – Tower Pavilion 1. Vendor's Lien retained in Deed: Grantor: Hartman Income REIT Property Holdings, LLC, a Delaware limited liability Company Grantee: Hartman SPE, LLC, a Delaware limited liability Company Dated: October 01, 2018 Recorded: October 02, 2018 in County Clerk’s File No. 2018-451220, of the Official Public records, of Harris County, Texas. Additionally secured by Deed of Trust: Grantor: Hartman SPE, LLC, a Delaware limited liability Company Trustee: Bruce Caldwell Amount: $259,000,000.00 Beneficiary: Goldman Sachs Mortgage Company, a New York limited partnership Recorded: October 02, 2018 in County Clerk’s File No. 2018-451235, of the Official Public records, of Harris County, Texas. Case 23-11452-MFW Doc 645-3 Filed 02/26/24 Page 20 of 33

Said Note and Deed of Trust assigned to U.S. Bank National Association, solely in its capacity as trustee for the benefit of the holders of the GS Mortgage Securities Corporation Trust 2018-Hart, Commercial Mortgage pass-through Certificates, Series 2018-Hart and the RR Interest Owner by Assignment: Dated: November 15, 2018 and effective as of October 31, 2018 Recorded: November 29, 2018 in County Clerk’s File No. 2018-534924, of the Official Public records, of Harris County, Texas. Please note the above line encumbers additional property and the above Deed of Trust secures Future Advances. 2. Mechanic's and Materialmen's Affidavit and Claim of Lien: Recorded: December 14, 2021 in County Clerk's File No. 2021-713144, of the Official Public records, of Harris County, Texas. Claimant: SCG Mechanical, LP dba Way Mechanical Amount: $12,990.00 3. Mechanic's and Materialmen's Affidavit and Claim of Lien: Recorded: March 09, 2023 in County Clerk's File No. 2023-82775, of the Official Public records, of Harris County, Texas. Claimant: Perfect Scents of Texas Amount: $727.44 4. Mechanic's and Materialmen's Affidavit and Claim of Lien: Recorded: August 04, 2023 in County Clerk's File No. 2023-296510, of the Official Public records, of Harris County, Texas. Claimant: Business Floor Solutions, Inc. Amount: $19,865.25 5. Mechanic's and Materialmen's Affidavit and Claim of Lien: Recorded: October 10, 2023 in County Clerk's File No. 2023-388645, of the Official Public records, of Harris County, Texas. Claimant: SCG Mechanical, LP dba Way Mechanical Amount: $12,990.00 6. Mechanic's and Materialmen's Affidavit and Claim of Lien: Recorded: October 13, 2023 in County Clerk's File No. 2023-394417, of the Official Public records, of Harris County, Texas. Claimant: Versatex Commercial Services LLC Amount: $38,380.62 Lien encumbers additional property. 7. Mechanic's and Materialmen's Affidavit and Claim of Lien: Recorded: October 16, 2023 in County Clerk's File No. 2023-396205, of the Official Public records, of Harris County, Texas. Claimant: CRE Group, LLC dba Caprock Electric Amount: $2,049.81 8. Cause No.: 2023-62823 Plaintiff: Success Real Estate Company, Ltd and SMN/CHN Investments, LP. Defendant: Hartman SPE LLC., et al Filed: September 15, 2023 Amount: $as stated therein Case 23-11452-MFW Doc 645-3 Filed 02/26/24 Page 21 of 33

9. Cause No.: 2023-50709 Plaintiff: CFI Mechanical Inc., et al Defendant: Hartman SPE LLC., et al Filed: August 08, 2023 Amount: $as stated therein 10. Cause No.: 2023-17944 Plaintiff: Allen R. Hartman, et al Defendant: Hartman SPE LLC., et al Filed: March 20, 2023 Amount: $as stated therein 11. Cause No.: 2023-10348 Plaintiff: Summer Energy LLC Defendant: Hartman SPE LLC., et al Filed: February 16, 2023 Amount: $as stated therein 12. Mechanic’s and Materialmen’s Affidavit and Claim of Lien: Recorded March 09, 2023, in County Clerk’s File No. 2023-82773, of the Official Public Records of Harris County, Texas. Claimant: Perfect Scents of Texas Amount: $1,247.04 Lien encumbers additional property. 13. Mechanic’s and Materialmen’s Affidavit and Claim of Lien; Recorded: April 17, 2023, in County Clerk’s File No. 2023-134260, of the Official Public Records of Harris County, Texas. Claimant: OGH Services, Inc. Amount: $20,130.84 As amended by Amended Affidavit Claiming Lien filed June 30, 2023, recorded in County Clerk’s File No. RP-2023-245179 of the Official Public Records of Harris County, Texas. 14. Affidavit for Constructional Lien filed July7, 2023, recorded in/under County Clerk’s File No. RP-2023-254706 of the Official Public Records of Harris County, Texas, executed by CFI Mechanical, Inc., and against Hartman Income Reit Management, LLC, a Delaware limited liability company, a Owner(s) and/or Original Contractor for labor and materials furnished for the improvement of subject property in the amount of $9,557.09. 15. Mechanic's and Materialmen's Affidavit and Claim of Lien: Recorded: December 05, 2023 in County Clerk's File No. 2023-458426, of the Official Public records, of Harris County, Texas. Claimant: Assurance Electric, LLC Amount: $338.19 16. Mechanic's and Materialmen's Affidavit and Claim of Lien: Recorded: December 13, 2023 in County Clerk's File No. 2023-468203, of the Official Public records, of Harris County, Texas. Claimant: NP Sign System Inc. Amount: $328.17 Case 23-11452-MFW Doc 645-3 Filed 02/26/24 Page 22 of 33

328028-20 – 601 Sawyer St. 1. Vendor's Lien retained in Deed: Grantor: Hartman 601 Sawyer, LLC a Texas limited liability company Grantee: Hartman SPE, LLC, a Delaware limited liability company Dated: October 01, 2018 Recorded: October 02, 2018 in County Clerk's File No. 2018-451228, of the Official Public records, of Harris County, Texas. Additionally secured by Deed of Trust: Grantor: Hartman SPE, LLC, a Delaware limited liability company Trustee: Bruce Caldwell Amount: $259,000,000.00 Beneficiary: Goldman Sachs Mortgage Company, a New York limited partnership Recorded: October 02, 2018 in County Clerk's File No. 2018-451235, of the Official Public records, of Harris County, Texas. U.S. Bank National Association, solely in its capacity as Trustee for the benefit of the Holders of the GS Mortgage Securities Corporation Trust 2018-Hart, Commercial Mortgage Pass-Through Certificates, Series 2018-Hart and the RR Interest Owner by Assignment: Dated: October 31, 2018 Recorded: November 29, 2018 in County Clerk's File No. 2018-534924, of the Official Public Records, of Harris County, Texas. 2. Mechanic's and Materialmen's Affidavit and Claim of Lien: Recorded: March 09, 2023 in County Clerk's File No. 2023-82773, of the Official Public records, of Harris County, Texas. Claimant: Perfect Scents of Texas Amount: $1,247.04 3. Mechanic's and Materialmen's Affidavit and Claim of Lien: Recorded: October 05, 2023 in County Clerk's File No. 2023-382776, of the Official Public records, of Harris County, Texas. Claimant: K A J Construction, Inc. Amount: $As stated therein Lien encumbers additional property. 4. Mechanic's and Materialmen's Affidavit and Claim of Lien: Recorded: October 13, 2023 in County Clerk's File No. 2023-394417, of the Official Public records, of Harris County, Texas. Claimant: Versatex Commercial Services LLC Amount: $As stated therein Lien encumbers additional property. 5. Cause No.: 2023-62823 Plaintiff: Success Real Estate Company., et al Defendant: Hartman SPE, LLC., et al Filed: September 15, 2023 Amount: $As stated therein 6. Cause No.: 2023-50709 Case 23-11452-MFW Doc 645-3 Filed 02/26/24 Page 23 of 33

Plaintiff: CFI Mechanical Inc., et al Defendant: Hartman SPE LLC., et al Filed: August 08, 2023 Amount: $as stated therein 7. Mechanic's and Materialmen's Affidavit and Claim of Lien: Recorded: December 08, 2023 in County Clerk's File No. 2023-463506, of the Official Public records, of Harris County, Texas. Claimant: Turning Point Building Services Corp. Amount: $1,689.02 Lien encumbers additional property. 8. Cause No.: 2023-17944 Plaintiff: Allen R. Hartman, et al. Defendant: Hartman SPE, LLC, et al. Filed: March 20, 2023 Amount: $As stated therein 9. Cause No.: 2023-10348 Plaintiff: Summer Energy LLC Defendant: Hartman SPE, LLC, et al. Filed: February 16, 2023 Amount: $As stated therein 328028-21 – Gulf Plaza 1. Deed of Trust from Hartman SPE, LLC, a Delaware limited liability company to Bruce Caldwell, Trustee(s), dated October 01, 2018, filed October 02, 2018, recorded in County Clerk's File No. 2018-451235, Real Property Records, Harris County, Texas, securing a promissory note in the principal sum of $259,000,000.00, payable to Goldman Sachs Mortgage Company, a New York partnership, and securing other indebtedness as described therein, if any. Additionally secured by a Vendor's Lien retained in Deed filed October 02, 2018, recorded in County Clerk's File No. 2018-451214, Real Property Records, Harris County, Texas. Assigned to U.S. Bank National Association, solely in its capacity as Trustee for the benefit of the holders of the GS Mortgage Securities Corporation Trust 2018-Hart, Commercial Mortgage Pass-Through Certificates, Series 2018-Hart and the RR Interest Owner by instrument filed November 29, 2018, recorded in County Clerk's File No. 2018-534924, Real Property Records, Harris County, Texas. Please note the lien above encumbers additional properties and above Deed of Trust secures Future Advance. 2. Notice of Commercial Real Estate Broker Line recorded on September 28, 2012 in County Clerk's File No. 20120450880, Official Public Records, Harris County, Texas. As affected Partial Satisfaction and Release of Commercial Real Estate Broker's Lien recorded on April 25, 2013 in County Clerk's File No. 20130196174, Official Public Records, Harris County, Texas. Affects: Portion of Land 3. Mechanic's and Materialmen's Affidavit and Claim of Lien: Recorded: August 04, 2023 in County Clerk's File No. 2023-296521, of the Official Public records, of Harris County, Texas. Claimant: Business Floor Solutions, Inc Amount: $As stated therein Case 23-11452-MFW Doc 645-3 Filed 02/26/24 Page 24 of 33

4. Mechanic's and Materialmen's Affidavit and Claim of Lien: Recorded: August 31, 2023 in County Clerk's File No. 2023-334976, of the Official Public records, of Harris County, Texas. Claimant: Amaya Construction, Inc. Amount: $As stated therein (Affects Land and other property) 5. Mechanic's and Materialmen's Affidavit and Claim of Lien: Recorded: October 05, 2023 in County Clerk's File No. 2023-382776, of the Official Public records, of Harris County, Texas. Claimant: K A J Construction, Inc. Amount: $As stated therein (Affects Land and other property) 6. District Court of Harris County, Texas: Cause No.: 2023-10348 Plaintiff: Summer Energy LLC Defendant: Hartman SPE, LLC, et al Filed: February 16, 2023 Amount: $As stated therein 7. District Court of Harris County, Texas: Cause No.: 2023-62823 Plaintiff: Success Real Estate Company, LTD and SMN/CHN Investments, LP Defendant: Hartman SPE, LLC, et al Filed: September 15, 2023 Amount: $As stated therein 328028-22 – Cornerstone 1. Vendor's Lien retained in Deed: Grantor: Hartman 1960 Properties, LLC, a Texas limited liability company Grantee: Hartman SPE, LLC, a Delaware limited liability company Dated: October 01, 2018 Recorded: October 02, 2018 in County Clerk's File No. 2018-451211, of the Official Public records, of Harris County, Texas. Additionally secured by Deed of Trust: Grantor: Hartman SPE, LLC, a Delaware limited liability company Trustee: Bruce Caldwell Amount: $259,000,000.00 Beneficiary: Goldman Sachs Mortgage Company, a New York partnership Recorded: October 02, 2018 in County Clerk's File No. 2018-451235, of the Official Public records, of Harris County, Texas. U.S. Bank National Association, solely in its capacity as Trustee for the benefit of the holders of the GS Mortgage Securities Corporation Trust 2018-Hart, Commercial Mortgage Pass-Through Certificates, Series 2018-Hart and the RR Interest Owner by Assignment: Dated: October 31, 2018 Recorded: November 29, 2018 in County Clerk's File No. 2018-534924, of the Official Public Records, of Harris County, Texas. Case 23-11452-MFW Doc 645-3 Filed 02/26/24 Page 25 of 33

Please note the lien above encumbers additional property and the above Deed of Trust secures Future Advances. 2. Mechanic's and Materialmen's Affidavit and Claim of Lien: Recorded: August 04, 2023 in County Clerk's File No. 2023-296513, of the Official Public records, of Harris County, Texas. Claimant: Business Floor Solutions, Inc Amount: $16,292.66 3. Mechanic's and Materialmen's Affidavit and Claim of Lien: Recorded: August 31, 2023 in County Clerk's File No. 2023-334976, of the Official Public records, of Harris County, Texas. Claimant: Amaya Construction, Inc. Amount: $As stated therein Lien encumbers additional property. 4. Mechanic's and Materialmen's Affidavit and Claim of Lien: Recorded: October 13, 2023 in County Clerk's File No. 2023-394417, of the Official Public records, of Harris County, Texas. Claimant: Versatex Commercial Services LLC Amount: $As stated therein Lien encumbers additional property. 5. Cause No.: 2023-10348 Plaintiff: Summer Energy LLC Defendant: Hartman SPE, LLC, et al Filed: February 16, 2023 Amount: $As stated therein 6. Cause No.: 2023-49896 Plaintiff: Marjorie Mroz Defendant: Hartman SPE, LLC, et al Filed: August 04, 2023 Amount: $As stated therein 7. Cause No.: 2023-62823 Plaintiff: Success Real Estate Company, LTD and SMN/CHN Investments, LP Defendant: Hartman SPE, LLC, et al Filed: September 15, 2023 Amount: $As stated there in 328028-23 – Skymark Tower 1. Deed of Trust from HARTMAN SPE, LLC, a Delaware limited liability company to BRUCE CALDWELL, Trustee(s), dated 10/01/2018, filed 10/02/2018, recorded in cc# D218220053, Real Property Records, Tarrant County, Texas, securing a promissory note in the principal sum of $259,000,000.00, payable to GOLDMAN SACHS MORTGAGE COMPANY, a New York limited partnership, and securing other indebtedness as described therein, if any. Assigned to U.S. BANK NATIONAL ASSOCIATION, SOLELY IN ITS CAPACITY AS TRUSTEE FOR THE BENEFIT OF THE HOLDERS OF THE GS MORTGAGE SECURITIES CORPORATION TRUST 2018-HART, COMMERCIAL MORTGAGE PASS-THROUGH Case 23-11452-MFW Doc 645-3 Filed 02/26/24 Page 26 of 33

CERTIFICATES, SERIES 2018-HART AND THE RR INTEREST OWNER by instrument filed 11/28/2018, recorded in cc# D218261539, Real Property Records, Tarrant County, Texas. Please note the lien encumbers additional property and the above Deed of Trust secures Future Advances. 2. Mechanic's Lien by Affidavit, in favor of PROFESSIONAL SERVICE COMPANY against HARTMAN SPE, LLC in the amount of $2,085.87, filed 05/07/2020, recorded in cc# D220103948, Real Property Records, Tarrant County, Texas. 3. Mechanic's Lien by Affidavit, in favor of HAJOCA CORPORATION-GM against HARTMAN SPE, LLC in the amount of $4,064.17, filed 04/09/2021, recorded in cc# D221097974, Real Property Records, Tarrant County, Texas. 4. Mechanic's Lien by Affidavit, in favor of DYNAMIC MECHANICAL SOLUTIONS against HARTMAN SPE, LLC in the amount of $76,506.85, filed 08/05/2022, recorded in cc# D222195886, Real Property Records, Tarrant County, Texas. 5. Mechanic's Lien by Affidavit, in favor of SCG MECHANICAL, LP dba WAY MECHANICAL against HARTMAN SPE, LLC in the amount of $1,578.29, filed 10/10/2023, recorded in cc# D223182697, Real Property Records, Tarrant County, Texas. 328028-26 – 616 FM 1960 West 1. Vendor's Lien retained in Deed: Grantor: Hartman 1960 Properties, LLC, a Texas limited liability company Grantee: Hartman SPE, LLC, a Delaware limited liability company Dated: October 01, 2018 Recorded: October 02, 2018 in County Clerk's File No. 2018-451213, of the Official Public records, of Harris County, Texas. Additionally secured by Deed of Trust: Grantor: Hartman SPE, LLC, a Delaware limited liability company Trustee: Bruce Caldwell Amount: $259,000,000.00 Beneficiary: Goldman Sachs Mortgage Company, a New York limited partnership Recorded: October 02, 2018 in County Clerk's File No. 2018-451235, of the Official Public records, of Harris County, Texas. Lien encumbers additional property (Deed of Trust Only). Said Note and Deed of Trust assigned to U.S. Bank National Association, solely in its Capacity as Trustee for The Benefit of the Holders of the GS Mortgage Securities Corporation Trust 2018- HART, Commercial Mortgage Pass-through Certificates, Series 2018-HART and the RR Interest Owner by Assignment: Dated: October 31, 2018 Recorded: November 29, 2018 in County Clerk's File No. 2018-534924, of the Official Public records, of Harris County, Texas. Subordination, Non-Disturbance and Attornment Agreement: Recorded: March 16, 2020 in County Clerk's File No. 2020-118893, of the Official Public Records of Harris County, Texas. Please note the above lien encumbers additional property and the above Deed of Trust secures Future Advances. 2. Mechanic's and Materialmen's Affidavit and Claim of Lien: Case 23-11452-MFW Doc 645-3 Filed 02/26/24 Page 27 of 33

Recorded: October 04, 2022 in County Clerk's File No. 2022-493539, of the Official Public records, of Harris County, Texas. Claimant: Platinum Sprinkler Co, LLC, d/b/a Platinum Fire Protection Amount: $31,171.18 3. Mechanic's and Materialmen's Affidavit and Claim of Lien: Recorded: August 04, 2023 in County Clerk's File No. 2023-296514, of the Official Public records, of Harris County, Texas. Claimant: Business Floor Solutions, Inc. Amount: $23,505.70 4. Mechanic's and Materialmen's Affidavit and Claim of Lien: Recorded: October 13, 2023 in County Clerk's File No. 2023-394417, of the Official Public records, of Harris County, Texas. Claimant: VersaTex Commercial Services LLC Amount: $as stated therein Lien encumbers additional property. 5. Mechanic's and Materialmen's Affidavit and Claim of Lien: Recorded: December 8, 2023 in County Clerk's File No. 2023-463506, of the Official Public records, of Harris County, Texas. Claimant: Turning Point Building Services Corp. Amount: $12,029.52 328028-27 – Atrium I 1. Vendor's Lien retained in Deed: Grantor: Hartman Income REIT Property Holdings, LLC, a Delaware limited liability company Grantee: Hartman SPE, LLC, a Delaware limited liability company Dated: October 01, 2018 Recorded: October 02, 2018 in County Clerk's File No. 2018-451233, of the Official Public records, of Harris County, Texas. Additionally secured by Deed of Trust: Grantor: Hartman SPE, LLC, a Delaware limited liability company Trustee: Bruce Caldwell Amount: $259,000,000.00 Beneficiary: Goldman Sachs Mortgage Company, a New York limited partnership Recorded: October 02, 2018 in County Clerk's File No. 2018-451235, of the Official Public records, of Harris County, Texas. Said Note and Deed of Trust assigned to U.S. Bank National Association, Solely in its capacity as trustee for the benefit of the Holders of the GS Mortgage Securities Corporation Trust 2018- HART, Commercial Mortgage Pass-Through Certificates, Series 2018-HART and The RR Interest Owner by Assignment: Dated: October 31, 2018 Recorded: November 29, 2018 in County Clerk's File No. 2018-534924, of the Official Public records, of Harris County, Texas. Please note the above lien encumbers additional property and the above Deed of Trust secures Future Advances. 2. Mechanic's and Materialmen's Affidavit and Claim of Lien: Case 23-11452-MFW Doc 645-3 Filed 02/26/24 Page 28 of 33

Recorded: August 04, 2023 in County Clerk's File No. 2023-296517, of the Official Public records, of Harris County, Texas. Claimant: Business Floor Solutions, Inc. Amount: $As stated therein 3. Mechanic's and Materialmen's Affidavit and Claim of Lien: Recorded: October 13, 2023 in County Clerk's File No. 2023-394417, of the Official Public records, of Harris County, Texas. Claimant: Versatex Commercial Services LLC Amount: $As stated therein Lien encumbers additional property. 4. Cause No.: 2023-10348 Plaintiff: Summer Energy LLC Defendant: Hartman SPE, LLC, et.al., Filed: February 16, 2023 Amount: $As stated therein 5. Cause No.: 2023-17944 Plaintiff: Allen R. Hartman and Hartman vReit XXI, Inc. Defendant: Hartman SPE, LLC, et.al., Filed: March 20, 2023 Amount: $As stated therein 6. Cause No.: 2023-50709 Plaintiff: CFI Mechanical and SCG Mechanical, LP d/b/a Way Mechanical Defendant: Hartman SPE, LLC, et.al., Filed: August 08, 2023 Amount: $As stated therein 7. Cause No.: 2023-62823 Plaintiff: Success Real Estate Company LTD and SMN/CHN Investments, LP Defendant: Hartman SPE, LLC, et.al., Filed: September 15, 2023 Amount: $As stated therein 328028-28 – Chelsea Square 1. Vendor's Lien retained in Deed: Grantor: Hartman Income REIT Operating Partnership, LP, a Delaware limited partnership, successor by merger with Hartman Income Properties XVI, Ltd., a Texas limited partnership Grantee: Hartman SPE, LLC, a Delaware limited liability company Dated: October 01, 2018 Recorded: October 02, 2018 in County Clerk's File No. 2018-451212, of the Official Public records, of Harris County, Texas. Additionally secured by Deed of Trust: Grantor: Hartman SPE, LLC, a Delaware limited liability company Trustee: Bruce Caldwell Amount: $259,000,000.00 Beneficiary: Goldman Sachs Mortgage Company, a New York limited partnership Case 23-11452-MFW Doc 645-3 Filed 02/26/24 Page 29 of 33

Recorded: October 02, 2018 in County Clerk's File No. 2018-451235, of the Official Public records, of Harris County, Texas. Said Note and Deed of Trust assigned to U.S. Bank National Association, solely in its capacity as trustee for the benefit of the holders of the GS Mortgage Securities Corporation Trust 2018-Hart, Commercial Mortgage Pass-Through Certificates, Series 2018-Hart and the RR Interest Owner by Assignment: Dated: October 31, 2018 Recorded: November 29, 2018 in County Clerk's File No. 2018-534924, of the Official Public records, of Harris County, Texas. Please note the above lien encumbers additional property and the above Deed of Trust secures Future Advances. 2. Lis Pendens: Cause No.: 760,963 Plaintiff: Tri-City Limited Partnership Defendant: Joseph Becker, Pathway to Learning FM 1960, Inc., and TIG Insurance Company Recorded: February 12, 2002 in County Clerk's File No. V597184, of the Official Public records, of Harris County, Texas. 3. Mechanic's and Materialmen's Affidavit and Claim of Lien: Recorded: October 13, 2023 in County Clerk's File No. 2023-394417, of the Official Public records, of Harris County, Texas. Claimant: Versatex Commercial Services LLC Amount: $As stated therein Lien encumbers additional property. 4. Cause No.: 2023-62823 Court: District Court County: Harris Plaintiff: Success Real Estate Company, Ltd and SMN/CHN Investments, LP Defendant: Hartman SPE, LLC, et al. 5. Cause No.: 2023-50709 Court: District Court County: Harris Plaintiff: CFI Mechanical and SCG Mechanical, LP d/b/a Way Mechanical Defendant: Hartman SPE, LLC, et al. 6. Cause No.: 2023-10348 Court: District Court County: Harris Plaintiff: Summer Energy, LLC Defendant: Hartman SPE, LLC, et al. 328028-29 – Corporate Park Place 1. Deed of Trust, Assignment of Rents and Leases, Collateral Assignment of Property Agreements, Security Agreement and Fixture Filing from HARTMAN SPE, LLC, a Delaware limited liability company to BRUCE CALDWELL, Trustee(s), dated 10/01/2018, filed 10/02/2018, recorded in cc# 201800264063, Real Property Records, Dallas County, Texas, securing a promissory note in the principal sum of $259.000,000.00, payable to GOLDMAN SACHS MORTGAGE Case 23-11452-MFW Doc 645-3 Filed 02/26/24 Page 30 of 33

COMPANY, a New York limited partnership, and securing other indebtedness as described therein, if any. Assigned to U.S. BANK NATIONAL ASSOCIATION, SOLELY IN ITS CAPACITY AS TRUSTEE FOR THE BENEFIT OF THE HOLDERS OF THE GS MORTGAGE SECURITIES CORPORATION TRUST 2018-HART, COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2018-HART AND THE RR INTEREST OWNER by instrument filed 11/28/2018, recorded in cc# 201800312602, Real Property Records, Dallas County, Texas. Please note the above lien encumbers additional property and above Deed of Trust secures Future Advances. 2. Mechanic's Lien by Affidavit, in favor of PROFESSIONAL SERVICE COMPANY against HARTMAN SPE, LLC in the amount of $698.43, filed 05/08/2020, recorded in cc# 202000119014, Real Property Records, Dallas County, Texas. 3. Mechanic's Lien by Affidavit, in favor of QUALITY FLOORS CONTRACT, INC. against HARTMAN SPE, LLC in the amount of $10,782.00, filed 05/16/2022, recorded in cc# 202200137569, Real Property Records, Dallas County, Texas. 4. Mechanic's Lien by Affidavit, in favor of VECTOR CONCEPTS, INC. against HARTMAN SPE, LLC in the amount of $8,053.10, filed 03/11/2022, recorded in cc# 202200069272, Real Property Records, Dallas County, Texas. 5. Mechanic's Lien by Affidavit, in favor of JLS SPECIALTY, LLC against HARTMAN INCOME REIT MANAGEMENT, INC. in the amount of $24,227.10, filed 04/01/2022, recorded in cc# 202200091236, Real Property Records, Dallas County, Texas. 6. Mechanic's Lien by Affidavit, in favor of CHP GENERAL CONTRACTING against HARTMAN INCOME REIT in the amount of $36,193.56, filed 04/14/2022, recorded in cc# 202200105105, Real Property Records, Dallas County, Texas. Together with and affected by that Suit styled CHP General Contracting, LLC vs. Hartman REIT SPE, LLC; Hartman Income REIT; and Hartman Richardson Tech Center, LLC, filed 11/03/2022, under cause number DC-22- 15352, in the 191st Judicial District Court. 7. Mechanic's Lien by Affidavit, in favor of DYNAMIC MECHANICAL SOLUTIONS against HARTMAN SPE, LLC in the amount of $4,496.91, filed 08/05/2022, recorded in cc# 202200213991, Real Property Records, Dallas County, Texas. 8. Mechanic's Lien by Affidavit, in favor of KELLEY'S GLASS & MIRROR, INC. against HARTMAN SPE, LLC and HARTMAN INCOME REIT in the amount of $2,706.25, filed 01/18/2023, recorded in cc# 202300010211, Real Property Records, Dallas County, Texas. 9. Mechanic's Lien by Affidavit, in favor of K A J CONSTRUCTION, INC. against HARTMAN SPE, LLC in the amount of $18,493.64, filed 10/05/2023, recorded in cc# 202300203593, Real Property Records, Dallas County, Texas. 392028-30 – Energy Plaza I and II 1. Deed of Trust to secure a Note: Grantor: Hartman SPE, LLC, a Delaware limited liability company Trustee: Bruce Caldwell Beneficiary: Goldman Sachs Mortgage Company, a New York limited partnership Case 23-11452-MFW Doc 645-3 Filed 02/26/24 Page 31 of 33

Dated: October 01, 2018 Recorded: October 02, 2018 in County Clerk's File No. 20180195022, of the Official Public records, of Bexar County, Texas. Amount: $259,000,000.00 Said Note and Deed of Trust assigned to U.S. Bank National Association, solely in its capacity as trustee for the benefit of the holders of the GS Mortgage Securities Corporation Trust 2018-Hart, Commercial Mortgage pass-through Certificates, Series 2018-Hart and the RR Interest Owner by Assignment: Dated: October 31, 2018 Recorded: November 29, 2018 in County Clerk's File No. 2018-534924, of the Official Public Records of Harris County, Texas. Please note the lien above encumbers additional property and the above Deed of Trust secures Future Advances. 2. Mechanic's and Materialmen's Affidavit and Claim of Lien: Recorded: September 14, 2022 in County Clerk's File No. 20220223138, of the Official Public records, of Bexar County, Texas. Claimant: W.E. Imhoff & Company, Inc., a Texas corporation, d/b/a Intertech Flooring Amount: $12,143.49 (Affects all Lots) 3. Mechanic's and Materialmen's Affidavit and Claim of Lien: Recorded: September 15, 2022 in County Clerk's File No. 20220224287, of the Official Public records, of Bexar County, Texas. Claimant: Prestonwood Landscape Services-SA, LLC Amount: $3,459.83 (Affects Lot 6) 4. Mechanic's and Materialmen's Affidavit and Claim of Lien: Recorded: September 28, 2022 in County Clerk's File No. 20220233997, of the Official Public records, of Bexar County, Texas. Claimant: STI-GC, LLC Amount: $123,232.81 (Affects Lot 5) 5. Mechanic's and Materialmen's Affidavit and Claim of Lien: Recorded: October 04, 2022 in County Clerk's File No. 20220238731, of the Official Public records, of Bexar County, Texas. Claimant: Advanced Temperature Control Amount: $36,631.09 (Affects Lot 5) 6. Mechanic's and Materialmen's Affidavit and Claim of Lien: Recorded: December 15, 2022 in County Clerk's File No. 20220287984, of the Official Public records, of Bexar County, Texas. Claimant: Precision General Contracting, LLC Amount: $71,501.02 (Affects Lot 5) 7. Mechanic's and Materialmen's Affidavit and Claim of Lien: Case 23-11452-MFW Doc 645-3 Filed 02/26/24 Page 32 of 33

Recorded: March 03, 2023 in County Clerk's File No. 20230036267, of the Official Public records, of Bexar County, Texas. Claimant: Perfect Scents of Texas Amount: $1,238.40 (Affects Lot 6) 8. Mechanic's and Materialmen's Affidavit and Claim of Lien: Recorded: June 14, 2023 in County Clerk's File No. 20230106557, of the Official Public records, of Bexar County, Texas. Claimant: Precision General Contracting, LLC Amount: $71,237.71 (Affects Lot 5) 9. Mechanic's and Materialmen's Affidavit and Claim of Lien: Recorded: August 02, 2023 in County Clerk's File No. 20230141239, of the Official Public records, of Bexar County, Texas. Claimant: Beyer Plumbing Co. Amount: $4,660.56 (Affects Lot 6) 10. Mechanic's and Materialmen's Affidavit and Claim of Lien: Recorded: August 29, 2023 in County Clerk's File No. 20230160552, of the Official Public records, of Bexar County, Texas. Claimant: Amaya Construction, Inc. Amount: $12,678.24 (Affects all Lots) 11. Mechanic's and Materialmen's Affidavit and Claim of Lien: Recorded: October 05, 2023 in County Clerk's File No. 20230184067, of the Official Public records, of Bexar County, Texas. Claimant: K A J Construction, Inc. Amount: $19,299.45 (Affects all Lots) 12. Mechanic's and Materialmen's Affidavit and Claim of Lien: Recorded: October 10, 2023 in County Clerk's File No. 20230186838, of the Official Public records, of Bexar County, Texas. Claimant: SCG Mechanical, LP d/b/a Way Mechanical Amount: $13,393.11 (Affects Lot 5) 13. Mechanic's and Materialmen's Affidavit and Claim of Lien: Recorded: October 13, 2023 in County Clerk's File No. 20230189188, of the Official Public records, of Bexar County, Texas. Claimant: AFP Alarm & Detection, LP Amount: $2,075.00 (Affects Lot 6) Case 23-11452-MFW Doc 645-3 Filed 02/26/24 Page 33 of 33